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                                CREDIT AGREEMENT


                                     among


                           STARWOOD HOTELS & RESORTS,
                        SLT REALTY LIMITED PARTNERSHIP,
                   STARWOOD HOTELS & RESORTS WORLDWIDE, INC.,
                            CHESS ACQUISITION CORP.
               (and ITT CORPORATION as its successor by merger),
                         CERTAIN ADDITIONAL BORROWERS,

                                VARIOUS LENDERS,

                             BANKERS TRUST COMPANY

                                      and

                           THE CHASE MANHATTAN BANK,
                           as ADMINISTRATIVE AGENTS,

                                      and

                          LEHMAN COMMERCIAL PAPER INC.


                                      and

                               BANK OF MONTREAL,
                             as SYNDICATION AGENTS

                         ------------------------------

                        Dated as of February 23, 1998

                         ------------------------------

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                               TABLE OF CONTENTS
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SECTION 1.  Amount and Terms of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         1.01  The Commitments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
         1.02  Minimum Amount of Each Borrowing . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.03  Notice of Borrowing  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.04  Competitive Bid Borrowings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.05  Disbursement of Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.06  Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9
         1.07  Conversions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.08  Pro Rata Borrowings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.09  Interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.10  Interest Periods . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         1.11  Increased Costs, Illegality, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         1.12  Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         1.13  Lending Offices; Changes Thereto . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         1.14  Replacement of Lenders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         1.15  Bankers' Acceptance Provisions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         1.16  European Monetary Union  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  23
         1.17  Special Provisions Regarding RL Lenders and Alternate Currency Revolving Loans . . . . . . . . . . . .  24

SECTION 2.  Letters of Credit . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

         2.01  Letters of Credit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
         2.02  Maximum Letter of Credit Outstandings; Final Maturities; etc.  . . . . . . . . . . . . . . . . . . . .  30
         2.03  Letter of Credit Requests; Notices of Issuance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         2.04  Letter of Credit Participations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         2.05  Agreement to Repay Letter of Credit Drawings . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         2.06  Increased Costs  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

SECTION 3.  Commitment Commission; Fees; Reductions of Commitment . . . . . . . . . . . . . . . . . . . . . . . . . .  35

         3.01  Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  35
         3.02  Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment . . . . . . . . . . .  36
         3.03  Mandatory Reduction of Commitments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  36
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SECTION 4.  Prepayments; Payments; Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37

         4.01  Voluntary Prepayments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  37
         4.02  Mandatory Repayments and Commitment Reductions . . . . . . . . . . . . . . . . . . . . . . . . . . . .  38
         4.03  Method and Place of Payment  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45
         4.04  Net Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  45

SECTION 5.  Conditions Precedent to Initial Credit Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47

         5.01  Execution of Agreement; Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         5.02  Opinions of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  47
         5.03  Corporate Documents; Proceedings; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         5.04  Fees, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  48
         5.05  Consummation of Acquisition; Issuance of Intercompany Mortgage Note; etc.  . . . . . . . . . . . . . .  48
         5.06  Senior Secured Bridge Notes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         5.07  Indebtedness to be Refinanced  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  49
         5.08  Outstanding Indebtedness and Preferred Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         5.09  Adverse Change, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  50
         5.10  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         5.11  Guaranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         5.12  Pledge and Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  51
         5.13  Pro Forma Balance Sheet; Projections; Financial Statements . . . . . . . . . . . . . . . . . . . . . .  52
         5.14  Solvency Opinion; Environmental Analyses; Insurance Analyses . . . . . . . . . . . . . . . . . . . . .  52
         5.15  Proxy Materials; etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         5.16  ITT Acknowledgment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         5.17  World Directories Disposition  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

SECTION 6.  Conditions Precedent to All Credit Events . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53

         6.01  No Default; Representations and Warranties . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         6.02  Requirements of Law  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  53
         6.03  No Material Adverse Effect . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         6.04  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  54
         6.05  Notice of Borrowing; Competitive Bid Loans; Letter of Credit Request . . . . . . . . . . . . . . . . .  54
         6.06  Election to Become a Alternate Currency Revolving Loan Borrower  . . . . . . . . . . . . . . . . . . .  54

SECTION 7.  Representations, Warranties and Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55

         7.01  Existence; Compliance with Law . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  55
         7.02  Power; Authorization; Enforceable Obligations  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  56
         7.03  Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc.  . . . . . . . .  56
         7.04  Litigation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  58
         7.05  True and Complete Disclosure . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         7.06  Use of Proceeds; Margin Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         7.07  Taxes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  59
         7.08  Compliance with ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  60
         7.09  The Pledge and Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         7.10  Representations and Warranties in Other Documents  . . . . . . . . . . . . . . . . . . . . . . . . . .  61
         7.11  Contractual Obligations Concerning Assets  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  61
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         7.12  Title/Status of Real Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
         7.13  Mortgage Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  64
         7.14  Subsidiaries and Unconsolidated Entities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         7.15  Preferred Stock Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         7.16  Guarantors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  66
         7.17  Equity Pledges . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         7.18  No Burdensome Restrictions; No Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         7.19  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  67
         7.20  Investment Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         7.21  Public Utility Holding Company Act . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         7.22  Environmental Matters  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  68
         7.23  Labor Relations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         7.24  Patents, Licenses, Franchises and Formulas . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         7.25  Existing Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         7.26  Transaction  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  69
         7.27  Intercompany Mortgage Note; Assigned Starwood Note . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         7.28  Status as a REIT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         7.29  Assets of Starwood REIT  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         7.30  SLC OLP  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         7.31  Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         7.32  Westin Acquisition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  70
         7.33  ITT Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         7.34  WD Disposition . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

SECTION 8.  Affirmative Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71

         8.01  Information Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  71
         8.02  Books, Records and Inspections . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  74
         8.03  Maintenance of Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75
         8.04  Corporate Franchises . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  78
         8.05  Compliance with Statutes, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         8.06  Compliance with Environmental Laws . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  79
         8.07  ERISA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  80
         8.08  End of Fiscal Years; Fiscal Quarters . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         8.09  Performance of Obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         8.10  Maintenance of Properties. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         8.11  REIT Requirements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         8.12  Payment of Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  81
         8.13  Additional Security; Further Assurances; etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         8.14  Foreign Subsidiaries Security  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  82
         8.15  Additional Guarantors  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         8.16.  Margin Regulations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  83
         8.17.  Ownership of Certain Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         8.18  Unsecured Debt Rating  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         8.19.  REIT and Corporation Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         8.20.  Interest Rate Protection  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84
         8.21  World Directory Disposition Entities; Assigned Starwood Note; Etc. . . . . . . . . . . . . . . . . . .  84
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SECTION 9.  Negative Covenants  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  84

         9.01  Liens  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  85
         9.02  Consolidation, Merger, Purchase or Sale of Assets, Lease Obligations, etc. . . . . . . . . . . . . . .  87
         9.03  Restricted Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  91
         9.04  Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  93
         9.05  Advances, Investments and Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  95
         9.06  Transactions with Affiliates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  97
         9.07  Capital Expenditures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  98
         9.08  Combined Interest Coverage Ratio . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  99
         9.09  Maximum Combined Leverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         9.10  Combined Adjusted Interest Coverage Ratio  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 100
         9.11.  Combined Shareholders' Equity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 101
         9.12  Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of
                 Incorporation, By-Laws and Certain Other Agreements; etc.  . . . . . . . . . . . . . . . . . . . . . 101
         9.13  Limitation on Certain Restrictions on Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         9.14  Limitation on Issuance of Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 102
         9.15  Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         9.16  Limitation on Creation of Subsidiaries . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103
         9.17  ITT Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         9.18.  Preferred Stock Subsidiaries  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         9.19.  Accounting Changes  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         9.20.  Partnership Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104
         9.21.  ERISA Plan Assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 104

SECTION 10.  Events of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105

         10.01  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         10.02  Representations, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         10.03  Covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         10.04  Default Under Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 105
         10.05  Bankruptcy, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         10.06  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 106
         10.07  Security Documents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         10.08  Guaranties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         10.09  Judgments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 107
         10.10  Change of Control . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108
         10.11  REIT Status . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108

SECTION 11.  Definitions and Accounting Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108

         11.01  Defined Terms . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 108





                                      (iv)

                                                                                                                     PAGE
                                                                                                                     ----
SECTION 12.  The Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 155

         12.01  Appointment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 155
         12.02  Nature of Duties  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 156
         12.03  Lack of Reliance on the Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 156
         12.04  Certain Rights of the Agents  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 156
         12.05  Reliance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157
         12.06  Indemnification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157
         12.07  Each Agent in its Individual Capacity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157
         12.08  Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157
         12.09  Removal of or Resignation by the Agents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 157

SECTION 13.  Miscellaneous  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 158

         13.01  Payment of Expenses, etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 158
         13.02  Right of Setoff . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 159
         13.03  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 160
         13.04  Benefit of Agreement; Assignments; Participations . . . . . . . . . . . . . . . . . . . . . . . . . . 160
         13.05  No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 162
         13.06  Payments Pro Rata . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 163
         13.07  Calculations; Computations  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 163
         13.08  GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL  . . . . . . . . . . . . . . . 164
         13.09  Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 165
         13.10  Effectiveness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 165
         13.11  Headings Descriptive  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 165
         13.12  Amendment or Waiver; etc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 165
         13.13  Survival  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 168
         13.14  Domicile of Loans . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 168
         13.15  Register  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 168
         13.16  Judgment Currency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 169
         13.17  Confidentiality . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 170
         13.18  Recourse  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 171
         13.19 Post-Closing Actions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 171





                                      (v)

                 CREDIT AGREEMENT, dated as of February 23, 1998, among STARWOOD HOTELS & RESORTS, a Maryland real estate investment trust ("Starwood REIT"), SLT REALTY LIMITED PARTNERSHIP, a Delaware limited partnership ("SLT RLP"), STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation (the "Corporation"), CHESS ACQUISITION CORP., a Nevada corporation (and ITT CORPORATION, a Nevada corporation, as its successor by merger), each ALTERNATE CURRENCY REVOLVING LOAN BORROWER from time to time party hereto, the LENDERS party hereto from time to time, BANKERS TRUST COMPANY and THE CHASE MANHATTAN BANK, as Administrative Agents, (in such capacity, collectively, the "Administrative Agents" and each an "Administrative Agent"), and LEHMAN COMMERCIAL PAPER INC. and BANK OF MONTREAL, as Syndication Agents (in such capacity, collectively, the "Syndication Agents" and each a "Syndication Agent") (all capitalized terms used herein and defined in Section 11 are used herein as therein defined).

                             W I T N E S S E T H :

                 WHEREAS, subject to and upon the terms and conditions set forth herein, the Lenders are willing to make available to the Borrowers the respective credit facilities provided for herein;

                 NOW, THEREFORE, IT IS AGREED:

                 SECTION 1.  Amount and Terms of Credit.

                 1.01 The Commitments. (a) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche I Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each a "Tranche I Term Loan" and, collectively, the "Tranche I Term Loans") to the Corporate Borrowers, which Tranche I Term Loans (i) shall be made and maintained in Dollars, (ii) shall be incurred and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Tranche I Term Loans pursuant to Section 1.07), (iii) shall be made by each Lender with a Tranche I Term Loan Commitment in that initial aggregate principal amount as is equal to the Tranche I Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(b)(i) but after giving effect to any reductions thereto on such date pursuant to Section 3.03(b)(ii)) and (iv) shall be the joint and several obligations of each of the Corporate Borrowers. Once repaid, Tranche I Term Loans incurred hereunder may not be reborrowed.

                 (b) Subject to and upon the terms and conditions set forth herein, each Lender with a Tranche II Term Loan Commitment severally agrees to make, on the Initial Borrowing Date, a term loan or term loans (each a "Tranche II Term Loan" and, collectively, the "Tranche II Term Loans") to the Corporate Borrowers, which Tranche II Term Loans (i) shall be made and maintained in Dollars, (ii) shall be incurred and initially maintained as a single Borrowing of Base Rate Loans (subject to the option to convert such Tranche II Term Loans pursuant to Section 1.07), (iii) shall be made by each Lender with a Tranche II Term Loan Commitment in that initial aggregate principal amount as is equal to the Tranche II Term Loan Commitment of such Lender on the Initial Borrowing Date (before giving effect to any reductions thereto on such date pursuant to Section 3.03(c)(i) but after giving effect to any reductions thereto on or prior to such date pursuant to Section 3.03(c)(ii)) and (iv) shall be the joint and several obligations of each of the Corporate Borrowers. Once repaid, Tranche II Term Loans incurred hereunder may not be reborrowed.

                 (c) Subject to and upon the terms and conditions set forth herein, (x) each RL Lender severally agrees, at any time and from time to time during the Revolving Credit Period, to make a revolving loan or revolving loans, which revolving loans shall be made and maintained in Dollars (each a "Dollar Revolving Loan" and, collectively, the "Dollar Revolving Loans") to one or more of the Dollar Revolving Loan Borrowers (in each case, as specified in clauses (i) and (ii) of the definition thereof) and (y) each Alternate Currency Lender with an Alternate Currency Revolving Loan Sub-Commitment relating to the respective Alternate Currency severally agrees, at any time and from time to time during the Revolving Credit Period, to make a revolving loan or revolving loans, which revolving loans shall be made and maintained in the respective Alternate Currency elected by the respective Alternate Currency Revolving Loan Borrower (each an "Alternate Currency Revolving Loan" and, collectively, the "Alternate Currency Revolving Loans") to one or more Alternate Currency Revolving Loan Borrowers (with the revolving loans made to the various Revolving Loan Borrowers pursuant to this Section 1.01(c) being herein called a "Revolving Loan" and, collectively, the "Revolving Loans"), which Revolving
Loans:

                (i) shall, in the case of Dollar Revolving Loans, at the option of the respective Dollar Revolving Loan Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or Eurodollar Loans, provided that (A) except as otherwise specifically provided herein, all Dollar Revolving Loans comprising the same Borrowing shall be of the same Type and (B) prior to the 90th day after the Initial Borrowing Date, Eurodollar Loans may only be incurred as provided in Section 1.07(c),

               (ii) shall, in the case of Alternate Currency Revolving Loans, be made and maintained in the respective Alternate Currency elected by the respective Alternate Currency Revolving Loan Borrower or Borrowers, provided that, (A) no Alternate Currency Revolving Loans may be incurred prior to the earlier of (1) the 90th day after the Initial Borrowing Date and (2) the Syndication Date and (B) all Canadian Dollar Revolving Loans shall, at the option of the respective Alternate Currency Revolving Loan Borrower, be made by each Alternate Currency Lender with a Canadian Dollar Revolving Loan Sub-Commitment either by means of (x) Canadian Prime Rate Loans in Canadian Dollars or (y) the creation and discount of Bankers' Acceptances in Canadian Dollars on the terms and conditions provided for herein and in
         Schedule III hereto (the terms and conditions of which shall be deemed incorporated by reference into this Agreement),

               (iii) may be repaid and reborrowed in accordance with the provisions hereof,

               (iv) shall not be made (or be required to be made) by any Lender on any date if, after giving effect thereto, the Revolving Credit Exposure of such RL Lender would exceed the Revolving Loan Commitment of such Lender at such time,

                (v) shall not, in the case of Alternate Currency Revolving Loans made in a single Alternate Currency, exceed for any Alternate Currency Lender at the time of making any such Alternate Currency Revolving Loans, and after giving effect thereto, that aggregate principal amount or Face Amount, as the case may be, of such Alternate Currency Revolving Loans (for this purpose, using the Dollar Equivalent of the principal or Face Amount, as the case may be, thereof) which, when added to the Dollar Equivalent of the aggregate principal amount (or Face Amount, as the case may be) of all other Alternate Currency Revolving Loans made in the same Alternate Currency and then outstanding from such Alternate Currency Lender, equals the related Alternate Currency Revolving Loan Sub-Commitment of such Alternate Currency Lender at such time, and

               (vi) shall not , in the case of all Revolving Loans, be made at any time if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment at such time.

All Dollar Revolving Loans shall constitute the joint and several obligations of the respective Dollar Revolving Loan Borrower (i.e., the Dollar Revolving Loan Borrower specified in clause (i) or (ii), as the case may be, of the definition of Dollar Revolving Loan Borrower) and all Alternate Currency Revolving Loans shall constitute the obligations of the respective Alternate Currency Revolving Loan Borrower; provided that Alternate Currency Revolving Loans incurred by the Corporate Borrowers shall constitute the joint and several obligations of the Corporate Borrowers.

                 (d) Subject to and upon the terms and conditions set forth herein, the Swingline Lender agrees to make, from time to time on and after the Initial Borrowing Date and prior to the Swingline Expiry Date, a revolving loan or revolving loans (each a "Swingline Loan" and, collectively, the "Swingline Loans") to one or more of the Dollar Revolving Loan Borrowers, which Swingline Loans (i) shall be made and maintained in Dollars, (ii) shall be made and maintained as Base Rate Loans, (iii) may be repaid and reborrowed in accordance with the provisions hereof, (iv) shall not be made (or be required to be made) on any date if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment as then in effect, (v) shall not exceed in aggregate principal amount at any time outstanding, the Maximum Swingline Amount and (vi) shall constitute the joint and several obligations of the respective Dollar Revolving Loan Borrower. The Swingline Lender shall not be obligated to make any Swingline Loans at a time when a Lender Default exists unless the Swingline Lender has entered into arrangements satisfactory to it to eliminate the Swingline Lender's risk with respect to the Defaulting Lender's or Lenders' participation in such Swingline Loans, including by cash collateralizing such Defaulting Lender's or Lenders' Dollar Percentage of the outstanding Swingline Loans. Notwithstanding anything to the contrary contained in this Section 1.01(d), the Swingline Lender shall not make any Swingline Loan after it has received written notice from any Borrower, any Paying Agent or the Required Lenders stating that a Default or an Event of Default exists and is continuing until such time as the Swingline Lender shall have received written notice (i) of rescission of all such notices from the party or parties originally delivering such notice, (ii) of the waiver of such Default or Event of Default by the Required Lenders or (iii) that the Paying Agent in good faith believes, such Default or Event of Default has ceased to exist.

                 (e) On any Business Day, the Swingline Lender may, in its sole discretion, give notice to the Lenders that its outstanding Swingline Loans to any, or each, Dollar Revolving Loan Borrower shall be funded with a Borrowing of Dollar Revolving Loans (provided that such notice shall be deemed to have been automatically given with respect to each Dollar Revolving Loan Borrower upon the occurrence of a Default or an Event of Default under Section
10.05 or upon the exercise of any of the remedies provided in the last paragraph of Section 10). In such case, a Borrowing (or Borrowings) of Dollar Revolving Loans by the respective Dollar Revolving Loan Borrower (or Borrowers) constituting Base Rate Loans (each such Borrowing, a "Mandatory Borrowing") shall be made on the immediately succeeding Business Day by all RL Lenders (without giving effect to any reductions thereto pursuant to the last paragraph of Section 10) pro rata based on each Lender's Dollar Percentage or, if a Sharing Event then exists, pro rata based on each RL Lender's RL Percentage (in each case determined on such date, but before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of Section 10) and the proceeds thereof shall be applied directly to the Swingline Lender to repay the Swingline Lender for such outstanding Swingline Loans. All Dollar Revolving Loans made pursuant to each Mandatory Borrowing shall constitute the joint and several obligations of the respective Dollar Revolving Loan Borrower. Each RL Lender hereby irrevocably agrees to make Dollar Revolving Loans upon one Business Day's notice pursuant to each Mandatory Borrowing in the amount and in the manner specified in the preceding sentence and on the date specified in writing by the Swingline Lender notwithstanding (i) that the amount of any Mandatory Borrowing may not comply with the Minimum Borrowing Amount otherwise required hereunder, (ii) whether any conditions specified in Section 6 are then satisfied, (iii) whether a Default or an Event of Default then exists, (iv) the date of such Mandatory Borrowing and (v) the amount of the Total Revolving Loan Commitment at such time. In the event that any Mandatory Borrowing cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any of the Borrowers), then each such RL Lender hereby agrees that it shall forthwith purchase (as of the date the Mandatory Borrowing would otherwise have occurred, but adjusted for any payments received from the respective Borrowers on or after such date and prior to such purchase) from the Swingline Lender such participations in the outstanding Swingline Loans as shall be necessary to cause such RL Lenders to share in such Swingline Loans ratably based upon their respective Dollar Percentages or, if a Sharing Event exists on the date otherwise required above, pro rata based upon their respective RL Percentages (in each case determined before giving effect to any termination of the Revolving Loan Commitments pursuant to the last paragraph of
Section 10), provided that (x) all interest payable on the Swingline Loans shall be for the account of the Swingline Lender until the date as of which the respective participation is required to be purchased and, to the extent attributable to the purchased participation, shall be payable to the participant from and after such date and (y) at the time any purchase of participations pursuant to this sentence is actually made, the purchasing RL Lender shall be required to pay the Swingline Lender interest on the principal amount of the participation purchased for each day from and including the day upon which the respective participation would otherwise have occurred to but excluding the date of payment for such participation, at the overnight Federal Funds Rate for the first day and at the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter.

                 (f) Subject to and upon the terms and conditions set forth herein, each Lender severally agrees that one or more of the Dollar Revolving Loan Borrowers may, in accordance with the procedures established pursuant to Section 1.04, incur a loan or loans (each a "Competitive Bid Loan" and, collectively, the "Competitive Bid Loans"), denominated in Dollars, pursuant to a Competitive Bid Borrowing at any time and from time to time on and after the Initial Borrowing Date and prior to the date which is the Business Day preceding the date which is 30 days prior to the Revolving Loan Maturity Date, provided that (i) each Competitive Bid Loan shall be incurred by, and made to, a Dollar Revolving Loan Borrower and (ii) no Competitive Bid Loan may be made if, after giving effect thereto, the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment as then in effect. Within the foregoing limits and subject to the terms and conditions set forth in Sections 1.04 and 6, Competitive Bid Loans may be repaid and reborrowed in accordance with the provisions hereof.

                 1.02 Minimum Amount of Each Borrowing. The aggregate principal amount of each Borrowing of Loans shall not be less than the respective Minimum Borrowing Amount for the respective Type and Tranche of Loans to be made or maintained pursuant to the respective Borrowing; provided that Mandatory Borrowings shall be made in the amounts required by Section 1.01(e). More than one Borrowing may occur on the same date, but at no time shall there be outstanding more than (x) 6 Borrowings of Euro Rate Loans under any Tranche of Term Loans or (y) 10 Borrowings of Revolving Loans maintained as Euro Rate Loans.

                 1.03 Notice of Borrowing. (a) Whenever a Borrower desires to incur Loans hereunder (excluding (w) Borrowings of Swingline Loans, (x) Borrowings of Revolving Loans incurred pursuant to a Mandatory Borrowing, (y) Borrowings of Competitive Bid Loans and (z) Borrowings of Canadian Prime Rate Loans to the extent resulting from automatic conversions of Bankers' Acceptance Loans as provided in clause (i) of Schedule III), it shall give the Paying Agent at the Notice Office at least one Business Day's prior written notice (or telephonic notice promptly confirmed in writing) of each Base Rate Loan or Canadian Prime Rate Loan and at least three Business Days' prior written notice (or telephonic notice promptly confirmed in writing) of each Euro Rate Loan or Bankers' Acceptance Loan to be incurred hereunder, provided that any such notice shall be deemed to have been given on a certain day only if given before 12:00 Noon (New York time) on such day. Each such written notice or written confirmation of telephonic notice (each a "Notice of Borrowing"), except as otherwise expressly provided in Section 1.11, shall be irrevocable and shall be given by the respective Borrower in the form of Exhibit A, appropriately completed to specify (i) the name of such Borrower or Borrowers, (ii) the purpose of such Borrowing, (iii) the aggregate principal amount (or Face Amount, as the case may be) of the Loans to be incurred pursuant to such Borrowing (stated in the Applicable Currency), (iv) the date of such Borrowing (which shall be a Business Day), (v) whether the Loans being incurred pursuant to such Borrowing shall constitute Tranche I Term Loans, Tranche II Term Loans or Revolving Loans, (vi) in the case of Dollar Loans, whether the Loans being incurred pursuant to such Borrowing are to be initially maintained as Base Rate Loans or Eurodollar Loans, (vii) in the case of Canadian Dollar Revolving Loans, whether the Loans being made pursuant to such Borrowing are to be initially maintained as Canadian Prime Rate Loans or Bankers' Acceptance Loans and, if Bankers' Acceptance Loans, the term thereof (which shall comply with the requirements of clause (a) of Schedule III) and (viii) in the case of Euro Rate Loans, the initial Interest

Period to be applicable thereto. The Paying Agent shall promptly give each Lender which is required to make Loans of the Tranche specified in the respective Notice of Borrowing, notice of such proposed Borrowing, of such Lender's proportionate share thereof and of the other matters required by the immediately preceding sentence to be specified in the Notice of Borrowing.

                 (b) (i) Whenever a Dollar Revolving Loan Borrower desires to incur Swingline Loans hereunder, it shall give the Swingline Lender not later than 12:00 Noon (New York time) on the date (or, in the case of any Swingline Loan to be incurred on the last Business Day of a calendar quarter, at least one Business Day prior to the date) that a Swingline Loan is to be incurred, written notice or telephonic notice promptly confirmed in writing of each Swingline Loan to be incurred hereunder. Each such notice shall be irrevocable and specify in each case (A) the respective Dollar Revolving Loan Borrower which will incur the Swingline Loan, (B) the date of Borrowing (which shall be a Business Day) and (C) the aggregate principal amount of the Swingline Loans to be made pursuant to such Borrowing.

                 (ii) Mandatory Borrowings shall be made upon the notice specified in Section 1.01(e), with each Dollar Revolving Loan Borrower irrevocably agreeing, by its incurrence of any Swingline Loan, to the making of the Mandatory Borrowings by it as set forth in Section 1.01(e).

                 (c) Without in any way limiting the obligation of any Borrower to confirm in writing any telephonic notice permitted to be given hereunder, the Paying Agent, the Swingline Lender (in the case of a Borrowing of Swingline Loans) or the Issuing Bank (in the case of issuances of Letters of Credit), as the case may be, may act without liability upon the basis of such telephonic notice, believed by the Paying Agent, the Swingline Lender or the Issuing Bank, as the case may be, in good faith to be from an Authorized Officer of such Borrower (or of the Corporation) prior to receipt of written confirmation. In each such case, each Borrower hereby waives the right to dispute the Paying Agent's, the Swingline Lender's or Issuing Bank's record of the terms of such telephonic notice.

                 1.04 Competitive Bid Borrowings.04 Competitive Bid Borrowings. (a) Whenever any Revolving Loan Borrower desires to incur a Competitive Bid Borrowing, it (or they) shall deliver to the Paying Agent at the Notice Office prior to 11:00 A.M (New York time), at least three Business Days prior to the date of such proposed Competitive Bid Borrowing, a written notice substantially in the form of Exhibit B (each a "Notice of Competitive Bid Borrowing"), such notice to specify in each case (i) the name of such Borrower or Borrowers, (ii) the date (which shall be a Business Day) of the proposed Competitive Bid Borrowing, (iii) the aggregate principal amount of the proposed Competitive Bid Borrowing (which shall not be less than $20,000,000, (iv) the maturity date (each a "Competitive Bid Loan Maturity Date") for repayment of each Competitive Bid Loan to be made as part of such Competitive Bid Borrowing (which maturity date may not be earlier than seven days after the date of such Competitive Bid Borrowing or later than 360 days after the date of such Competitive Bid Borrowing (but in no event later than the thirtieth day preceding the Revolving Loan Maturity Date)), (v) the interest payment date or dates relating thereto (which shall be at least every three months in the case of maturities in excess of three months), and (vi) any other terms to be applicable to such Competitive Bid Borrowing (although all Competitive Bid Borrowings shall be required to be made, and maintained, in Dollars). The Paying Agent shall promptly notify each Bidder RL Lender of each such request for a Competitive Bid Borrowing received by it from the respective Borrower by telecopying to each such Bidder RL Lender a copy of the related Notice of Competitive Bid Borrowing.

                 (b) Each Bidder RL Lender shall, if in its sole discretion it elects to do so, irrevocably offer to make one or more Competitive Bid Loans to the respective Revolving Loan Borrower as part of such proposed Competitive Bid Borrowing at a rate or rates of interest specified by such Bidder RL Lender in its sole discretion and determined by such Bidder RL Lender independently of each other Bidder RL Lender, by notifying the Paying Agent in writing (which notice shall be promptly distributed to such Borrower, provided that the Paying Agent shall not be liable to any Bidder RL Lender or to any Borrower for failure to distribute any such notice to any Borrower unless such failure resulted from the gross negligence or willful misconduct on the part of the Paying Agent (as determined by a court of competent jurisdiction)), before 10:00 A.M. (New York time) on the date (the "Reply Date") which is two Business Days before the date of such proposed Competitive Bid Borrowing, of the minimum amount, if any, and maximum amount of each Competitive Bid Loan which such Bidder RL Lender would be willing to make as part of such proposed Competitive Bid Borrowing (which amounts may, subject to the proviso to the first sentence of Section 1.01(f), exceed such RL Lender's Revolving Loan Commitment) and the rate or rates of interest therefor; provided, that if the Paying Agent in its capacity as a Bidder RL Lender shall, in its sole discretion, elect to make any such offer, it shall notify the respective Revolving Loan Borrower in writing of such offer before 9:30 A.M. (New York time) on the Reply Date. If any Bidder RL Lender shall elect not to make such an offer, such Bidder RL Lender shall so notify the Paying Agent, before 10:00 A.M. (New York time) on the Reply Date, and such Bidder RL Lender shall not be obligated to, and shall not, make any Competitive Bid Loan as part of such Competitive Bid Borrowing; provided, that the failure by any Bidder RL Lender to give such notice shall not cause such Bidder RL Lender to be obligated to, and such Bidder RL Lender shall not, make any Competitive Bid Loan as part of such proposed Competitive Bid Borrowing.

                 (c) The respective Revolving Loan Borrower shall, in turn, before 12:00 Noon (New York time) on the Reply Date, either

                 (1) cancel such Competitive Bid Borrowing by giving the Paying Agent notice (in writing or by telephone promptly confirmed in writing) to that effect, or

                 (2) accept one or more of the offers made by any Bidder RL Lender or Bidder RL Lenders pursuant to clause (b) above by giving notice (in writing or by telephone confirmed in writing) to the Paying Agent of the amount of each Competitive Bid Loan (which amount shall be equal to or greater than the minimum amount, if any, and equal to or less than the maximum amount, notified to such Borrower by the Paying Agent on behalf of each such Bidder RL Lender for such Competitive Bid Borrowing) and reject any remaining offers made by Bidder RL Lenders pursuant to clause (b) above by giving the Paying Agent notice to that effect; provided that acceptance of offers may only be made on the basis of ascending Absolute Rates commencing with the lowest rate so offered; provided further, however, if offers are made by two or more Bidder RL Lenders at the same rate and acceptance of all such equal offers would result in a greater principal amount of Competitive Bid Loans being accepted than the aggregate principal amount requested by the respective Borrower, such Borrower shall have the right to accept one or more such equal offers in their entirety and reject the other equal offer or offers or to allocate acceptance among all such equal offers (but giving effect to the minimum amounts, if any, and maximum amounts specified for each such offer pursuant to clause (b) above), as such Borrower may elect in its sole discretion.

                 (d) If the respective Revolving Loan Borrower notifies the Paying Agent that such Competitive Bid Borrowing is canceled pursuant to clause (c)(1) above, the Paying Agent shall give prompt written notice thereof to the Bidder RL Lenders and such Competitive Bid Borrowing shall not be made.

                 (e) If the respective Revolving Loan Borrower accepts one or more of the offers made by any Bidder RL Lender or Bidder RL Lenders pursuant to clause (c)(2) above, the Paying Agent shall in turn promptly notify (in writing or by telephone confirmed in writing) (x) each Bidder RL Lender that has made an offer as described in clause (b) above, of the date and aggregate amount of such Competitive Bid Borrowing and whether or not any offer or offers made by such Bidder RL Lender pursuant to clause (b) above have been accepted by such Borrower and (y) each Bidder RL Lender that is to make a Competitive Bid Loan as part of such Competitive Bid Borrowing, of the amount of each Competitive Bid Loan to be made by such Bidder RL Lender as part of such Competitive Bid Borrowing.

                 (f) On the last Business Day of each calendar quarter, the Paying Agent shall notify the Revolving Loan Borrowers and the RL Lenders of the aggregate principal amount of Competitive Bid Loans outstanding to the various Revolving Loan Borrowers at such time.

                 1.05 Disbursement of Funds. No later than 12:00 Noon (local time in the city in which the proceeds of such Loans are to be made available in accordance with the terms hereof) on the date specified in each Notice of Borrowing (or (x) in the case of Swingline Loans, no later than 2:00 P.M. (New York time) on the date specified in Section 1.03(b)(i), (y) in the case of Mandatory Borrowings, not later than 12:00 Noon (New York time) on the date specified in Section 1.01(e) or (z) in the case of Competitive Bid Loans, no later than 10:00 A.M. (New York time) on the date specified pursuant to Section 1.04(a)), each Lender with a Commitment of the respective Tranche will make available its pro rata portion (determined in accordance with Section 1.08) of each such Borrowing requested to be made on such date (or (x) in the case of Swingline Loans, the Swingline Lender shall make available the full amount thereof and (y) in the case of Competitive Bid Loans, the respective Bidder RL Lenders which are to make such loans in accordance with Section 1.04(e) shall make available their respective amounts thereof) in the manner provided below. All such amounts will be made available in Dollars (in the case of Dollar Loans) or the applicable Alternate Currency (in the case of Alternate Currency Revolving Loans), as the case may be, and in immediately available funds at the appropriate Payment Office of the Paying Agent, and the Paying Agent will make available to the relevant Borrower or Borrowers by depositing to its, or their, relevant account as directed by the respective Borrower or Borrowers, the aggregate of the amounts so made available by the Lenders in the type of funds received. Unless the Paying Agent shall have been notified by any Lender prior to the date of Borrowing that such Lender does not intend to make available to the Paying Agent such Lender's portion of any Borrowing to be made on such date, the Paying Agent may assume that such Lender has made such amount available to the Paying Agent on such date of Borrowing and the Paying Agent may, in reliance upon such assumption, make available to the relevant Borrower a corresponding amount. If such corresponding amount is not in fact made available to the Paying Agent by such Lender, the Paying Agent shall be entitled to recover such corresponding amount on demand from such Lender. If such Lender does not pay such corresponding amount forthwith upon the Paying Agent's demand therefor, the Paying Agent shall promptly notify the respective Borrower or Borrowers, and, to the extent such corresponding amount has previously been disbursed to such Borrower or Borrowers, such Borrower or Borrowers shall immediately pay such corresponding amount to the Paying Agent. The Paying Agent shall also be entitled to recover on demand from such Lender or such Borrower or Borrowers, interest on such corresponding amount in respect of each day from the date such corresponding amount was made available by the Paying Agent to the respective Borrower or Borrowers until the date such corresponding amount is recovered by the Paying Agent, at a rate per annum equal to (i) if recovered from such Lender, the overnight Federal Funds Rate as in effect from time to time for the first three days and the interest rate applicable to Dollar Revolving Loans maintained as Base Rate Loans for each day thereafter and (ii) if recovered from the respective Borrower or Borrowers, the rate of interest applicable to the respective Borrowing, as determined pursuant to Section 1.09. Nothing in this Section 1.05 shall be deemed to relieve any Lender from its obligation to make Loans hereunder or to prejudice any rights which the relevant Borrower or Borrowers may have against any Lender as a result of any failure by such Lender to make Loans required to be made by it hereunder.

                 1.06 Notes. (a) Subject to the provisions of the following clause (j), each Borrower's obligation to pay the principal of (or the Face Amount of, as the case may be), and interest on, the Loans (other than Competitive Bid Loans) made by each Lender to such Borrower shall be evidenced
(i) if Tranche I Term Loans, by a promissory note duly executed and delivered by the Corporate Borrowers substantially in the form of Exhibit C-1, with blanks appropriately completed in conformity herewith (each a "Tranche I Term Note" and, collectively, the "Tranche I Term Notes"), (ii) if Tranche II Term Loans, by a promissory note duly executed and delivered by the Corporate Borrowers substantially in the form of Exhibit C-2, with blanks appropriately completed in conformity herewith (each a "Tranche II Term Note" and collectively, the "Tranche II Term Notes"), (iii) if Dollar Revolving Loans, by a promissory note duly executed and delivered by the respective Dollar Revolving Loan Borrower substantially in the form of Exhibit C-3, with blanks appropriately completed in conformity herewith (each a "Dollar Revolving Note" and, collectively, the "Dollar Revolving Notes"), (iv) if Canadian Dollar Revolving Loans, by a promissory note duly executed and delivered by the respective Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit C-4, with blanks appropriately completed in conformity herewith (each a "Canadian Dollar Revolving Note" and, collectively, the "Canadian Dollar Revolving Notes"), (v) if Sterling Revolving Loans, by a promissory note duly executed and delivered by the respective Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit C-5, with blanks appropriately completed in conformity herewith (each a "Sterling Revolving Note" and, collectively, the "Sterling Revolving Notes"), (vi) if French Franc Revolving Loans, by a promissory note duly executed and delivered by the respective Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit C-6, with blanks appropriately completed in conformity herewith (each a "French Franc Revolving Note" and, collectively, the "French Franc Revolving Notes") and (vii) if Swingline Loans, by a promissory note duly executed and delivered by the respective Dollar Revolving Loan Borrowers substantially in the form of Exhibit C-7, with blanks appropriately completed in conformity herewith (the "Swingline Note"). The terms of each Competitive Bid Loan shall be evidenced by the respective correspondence between the respective Revolving Loan Borrower and the respective Bidder RL Lender pursuant to Section 1.04 and, unless otherwise agreed by the respective Revolving Loan Borrower and Bidder RL Lender or unless the respective Bidder RL Lender makes a request pursuant to the immediately succeeding sentence, Competitive Bid Loans shall not be evidenced by promissory notes. If requested by any Lender, the respective Revolving Loan Borrower agrees to execute and deliver a promissory note, in form reasonably satisfactory to the respective Lender, evidencing the Competitive Bid Loans of such Lender to such Revolving Loan Borrower (with any such promissory notes herein called "Competitive Bid Notes").

                 (b) The Tranche I Term Note issued by the Corporate Borrowers to each Lender that has a Tranche I Term Loan Commitment or outstanding Tranche I Term Loans shall (i) be executed by the Corporate Borrowers, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or if issued thereafter, the date of issuance), (iii) be in a stated principal amount equal to the Tranche I Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of Tranche I Term Loans at such time) and be payable in Dollars in the outstanding principal amount of Tranche I Term Loans evidenced thereby, (iv) mature on the Tranche I Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section
4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (c) The Tranche II Term Note issued by the Corporate Borrowers to each Lender that has a Tranche II Term Loan Commitment or outstanding Tranche II Term Loans shall (i) be executed by the Corporate Borrowers , (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or if issued thereafter, the date of issuance), (iii) be in a stated principal amount equal to the Tranche II Term Loans made by such Lender on the Initial Borrowing Date (or, if issued after the Initial Borrowing Date, be in a stated principal amount equal to the outstanding principal amount of Tranche II Term Loans of such Lender at such time) and payable in Dollars in the outstanding principal amount of Tranche II Term Loans evidenced thereby,
(iv) mature on the Tranche II Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and other Credit Documents.

                 (d) The Dollar Revolving Note issued by each Dollar Revolving Loan Borrower to each Lender that has a Revolving Loan Commitment or outstanding Dollar Revolving Loans shall (i) be executed by the respective Dollar Revolving Loan Borrower, (ii) be payable to the order of such Lender and be dated the Initial Borrowing Date (or if issued thereafter, the date of issuance), (iii) be in a stated principal amount equal to the Revolving Loan Commitment of such Lender (or, if issued after the termination thereof, be in a stated principal amount equal to the outstanding Dollar Revolving Loans of such Lender to such Dollar revolving Loan Borrower at such time) and be payable in Dollars in the outstanding principal amount of Dollar Revolving Loans evidenced thereby, (iv) mature on the Revolving Loan Maturity Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of Base Rate Loans and Eurodollar Loans, as the case may be, evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (e) The Canadian Dollar Revolving Note issued by each Alternate Currency Revolving Loan Borrower that desires to incur Canadian Dollar Revolving Loans to each Lender that has a Canadian Dollar Revolving Loan Sub- Commitment or outstanding Canadian Dollar Revolving Loans shall (i) be executed by the respective Alternate Currency Revolving Loan Borrower, (ii) be payable to the order of such Lender (or an affiliate designated by such Lender) and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance), (iii) be in a stated principal amount (expressed in Canadian Dollars) which exceeds by 25% the Canadian Dollar Equivalent (as of the date of issuance) of the respective Lender's Canadian Dollar Revolving Loan Sub-Commitment; provided that if, because of fluctuations in exchange rates after the Initial Borrowing Date, the amount of the Canadian Dollar Revolving Note of any Alternate Currency Revolving Loan Borrower held by any Lender would not be at least as great as the outstanding principal amount of, and the Face Amount of, as applicable, Canadian Dollar Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower and evidenced thereby, the respective Lender may request (and in such case the respective Alternate Currency Revolving Loan Borrower shall promptly execute and deliver) a new Canadian Dollar Revolving Note in an amount equal to the greater of (x) that amount (expressed in Canadian Dollars) which at that time exceeds by 25% the Canadian Dollar Equivalent of the respective Lender's Canadian Dollar Revolving Loan Sub-Commitment or (y) the then outstanding principal amount of, and the Face Amount of, as applicable, all Canadian Dollar Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower, (iv) be payable in Canadian Dollars in the outstanding principal amount of, and Face Amount of, as applicable, the Canadian Dollar Revolving Loans made to the respective Alternate Currency Revolving Loan Borrower and evidenced thereby, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Canadian Prime Rate Loans evidenced thereby, (vii) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (f) The Sterling Revolving Note issued by each Alternate Currency Revolving Loan Borrower that desires to incur Sterling Revolving Loans to each Lender that has a Pounds Sterling Revolving Loan Sub-Commitment or outstanding Sterling Revolving Loans shall (i) be executed by the respective Alternate Currency Revolving Loan Borrower, (ii) be payable to the order of such Lender (or an affiliate designated by such Lender) and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance), (iii) be in a stated principal amount (expressed in Pounds Sterling) which exceeds by 25% the Sterling Equivalent (as of the date of issuance) of the respective Lender's Pounds Sterling Revolving Loan Sub-Commitment; provided that if, because of fluctuations in exchange rates after the Initial Borrowing Date, the amount of the Sterling Revolving Note of any Alternate Currency Revolving Loan Borrower held by any

Lender would not be at least as great as the outstanding principal amount of Sterling Revolving Loans made by such Lender at any time outstanding and evidenced thereby, the respective Lender may request (and in such case the respective Alternate Currency Revolving Loan Borrower shall promptly execute and deliver) a new Sterling Revolving Note in an amount equal to the greater of
(x) that amount (expressed in Pounds Sterling) which at that time exceeds by 25% the Sterling Equivalent of the respective Lender's Pounds Sterling Revolving Loan Sub-Commitment or (y) the then outstanding principal amount of all Sterling Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower, (iv) be payable in Pounds Sterling in the outstanding principal amount of the Sterling Revolving Loans made to the respective Alternate Currency Revolving Loan Borrower and evidenced thereby, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Sterling Revolving Loans evidenced thereby, (vii) be subject to voluntary prepayment as provided in
Section 4.01, and mandatory repayment as provided in Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (g) The French Franc Revolving Note issued by each Alternate Currency Revolving Loan Borrower that desires to incur French Franc Revolving Loans to each Lender that has a French Franc Revolving Loan Sub-Commitment or outstanding French Franc Revolving Loans shall (i) be executed by the respective Alternate Currency Revolving Loan Borrower, (ii) be payable to the order of such Lender (or an affiliate designated by such Lender) and be dated the Initial Borrowing Date (or, if issued thereafter, the date of issuance), (iii) be in a stated principal amount (expressed in French Francs) which exceeds by 25% the French Franc Equivalent (as of the date of issuance) of the respective Lender's French Franc Revolving Loan Sub-Commitment; provided that if, because of fluctuations in exchange rates after the Initial Borrowing Date, the amount of the French Franc Revolving Note of any Alternate Currency Revolving Loan Borrower held by any Lender would not be at least as great as the outstanding principal amount of French Franc Revolving Loans made by such Lender at any time outstanding and evidenced thereby, the respective Lender may request (and in such case the respective Alternate Currency Revolving Loan Borrower shall promptly execute and deliver) a new French Franc Revolving Note in an amount equal to the greater of (x) that amount (expressed in French Francs) which at that time exceeds by 25% the French Franc Equivalent of the respective Lender's French Franc Revolving Loan Sub-Commitment or (y) the then outstanding principal amount of all French Franc Revolving Loans made by such Lender to such Alternate Currency Revolving Loan Borrower, (iv) be payable in French Francs in the outstanding principal amount of the French Franc Revolving Loans evidenced thereby, (v) mature on the Revolving Loan Maturity Date, (vi) bear interest as provided in the appropriate clause of Section 1.09 in respect of the French Franc Revolving Loans made to the respective Alternate Currency Revolving Loan Borrower and evidenced thereby, (vii) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in
Section 4.02 and (viii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (h) The Swingline Note issued by each Dollar Revolving Loan Borrower to the Swingline Lender shall (i) be executed by the respective Dollar Revolving Loan Borrower (and shall constitute the joint and several obligations of the respective Dollar Revolving Loan Borrower), (ii) be payable to the order of the Swingline Lender and be dated the Initial Borrowing Date (or, if issued thereafter, the date of the issuance thereof), (iii) be in a stated principal amount equal to the Maximum Swingline Amount and be payable in Dollars in the principal amount of the outstanding Swingline Loans to the respective Dollar Revolving Loan Borrower evidenced thereby from time to time, (iv) mature on the Swingline Expiry Date, (v) bear interest as provided in the appropriate clause of Section 1.09 in respect of the Base Rate Loans evidenced thereby, (vi) be subject to voluntary prepayment as provided in Section 4.01, and mandatory repayment as provided in Section 4.02 and (vii) be entitled to the benefits of this Agreement and the other Credit Documents.

                 (i) Each Lender will note on its internal records the amount of each Loan made by it to each Borrower and each payment in respect thereof and will prior to any transfer of any of its Notes endorse on the reverse side thereof the outstanding principal amount of Loans (including, without limitation, the Face Amount of any Bankers' Acceptances) evidenced thereby. Failure to make any such notation, or any error in such notation, shall not affect any Borrower's obligations in respect of such Loans.

                 (j) Notwithstanding anything to the contrary contained above or elsewhere in this Agreement, Tranche I Term Notes, Tranche II Term Notes, Revolving Notes, Swingline Notes and Competitive Bid Notes shall only be delivered to Lenders with Loans of the respective Tranches which at any time specifically request the delivery of such Notes. No failure of any Lender to request or obtain a Note evidencing its Loans of any Tranche or to any Borrower shall affect or in any manner impair the obligations of the respective Borrower or Borrowers to pay the Loans (and all related Obligations) which would otherwise be evidenced thereby in accordance with the requirements of this Agreement, and shall not in any way affect the security or guaranties therefor provided pursuant to the various Credit Documents. Any Lender which does not have a Note evidencing its outstanding Loans shall in no event be required to make the notations otherwise described in preceding clause (i). At any time when any Lender requests the delivery of a Note to evidence its Loans of any Tranche, the respective Borrower or Borrowers shall promptly execute and deliver to the respective Lender the requested Note or Notes in the appropriate amount or amounts to evidence such Loans.

                 1.07 Conversions. (a) Each Borrower shall have the option to convert, on any Business Day, all or a portion equal to at least the Minimum Borrowing Amount (for the Type of Loan into which the conversion is being made), of the outstanding principal amount of Dollar Loans (other than Swingline Loans, which at all times shall be maintained as Base Rate Loans, and Competitive Bid Loans) made to such Borrower pursuant to one or more Borrowings (so long as of the same Tranche of Loans) of one or more Types of Loans into a Borrowing (of the same Tranche of Loans) of another Type of Loan, provided that, (i) Dollar Revolving Loans shall not be permitted to be converted into Alternate Currency Revolving Loans, and Alternate Currency Revolving Loans shall not be permitted to be converted into Dollar Revolving Loans or Alternate Currency Revolving Loans of any different Alternate Currency, (ii) if Eurodollar Loans are converted into Base Rate Loans on a date other than the last day of an Interest Period applicable to the Loans being converted, the respective Borrower shall compensate the applicable Lenders for any breakage costs incurred in connection therewith as set forth in Section 1.12, (iii) no such partial conversion of Eurodollar Loans shall reduce the outstanding principal amount of such Eurodollar Loans made pursuant to a single Borrowing to less than the Minimum Borrowing Amount for Eurodollar Loans of the respective Tranche, (iv) unless the Required Lenders otherwise agree, Base Rate Loans may not be converted into Eurodollar Loans if any Event of Default exists on the date of conversion, (v) prior to the 90th day after the Initial Borrowing Date, conversions of Base Rate Loans into Eurodollar Loans shall be governed by following clause (c) and (vi) no conversion pursuant to this Section 1.07 shall result in a greater number of Borrowings of Eurodollar Loans than is permitted under Section 1.02. Each such conversion shall be effected by the respective Borrower giving the Paying Agent at the Notice Office, prior to 12:00 Noon (New York time), at least three Business Days' prior notice (each a "Notice of Conversion") specifying the Loans to be so converted, the Borrowing or Borrowings pursuant to which such Loans were made and, if to be converted into Eurodollar Loans, the Interest Period to be initially applicable thereto. The Paying Agent shall give each Lender prompt notice of any such proposed conversion affecting any of its Loans.

                 (b) Mandatory conversions of Bankers' Acceptance Loans into Canadian Prime Rate Loans shall be made in the circumstances, and to the extent, provided in clause (i) of Schedule III. Except as otherwise provided under Section 1.17, Bankers' Acceptance Loans shall not be permitted to be converted into any other Type of Loan prior to the maturity date of the respective Bankers' Acceptance Loan.

                 (c) Unless the Lead Agents otherwise shall have determined that the Syndication Date has occurred, (x) no more than three Borrowings of Eurodollar Loans (the first of which Borrowings may not be made sooner than the third Business Day after the Initial Borrowing Date and not later than the fifth Business Day after the Initial Borrowing Date and must have an Interest Period of one month, and the second and third of which Borrowings may only be incurred on the last day of the first or second Interest Period, as the case may be, referenced above in this parenthetical and must also have an Interest Period of one month) may be incurred prior to the earlier of (1) the 90th day after the Initial Borrowing Date or, if on such 90th day a Borrowing of Eurodollar Loans remains outstanding which has an Interest Period which extends beyond such 90th day, the last day of such Interest Period and
(2) the Syndication Date and (y) the only conversions of Base Rate Loans into Eurodollar Loans which shall be permitted will be conversions into Eurodollar Loans with an Interest Period of one month, which Interest Period in each case shall begin and end on the same date as is applicable to one of the three Interest Periods specified above in clause (x).

                 1.08 Pro Rata Borrowings. All Borrowings of Tranche I Term Loans and Tranche II Term Loans under this Agreement shall be incurred from the Lenders pro rata on the basis of their Tranche I Term Loan Commitments or Tranche II Term Loan Commitments, as the case may be. Subject to the provisions of Section 1.17(c) and, in the case of Mandatory Borrowings, Section 1.01(e), all Borrowings of Dollar Revolving Loans under this Agreement (including all Mandatory Borrowings) shall be incurred from the RL Lenders pro rata on the basis of their Dollar Percentages and (ii) all Borrowings of Alternate Currency Revolving Loans in a given Alternate Currency under this Agreement shall be incurred from the Alternate Currency Lenders pro rata on the basis of their Alternate Currency RL Percentage as it relates to such Alternate Currency. No Lender shall be responsible for any default by any other Lender of its obligation to make Loans hereunder and each Lender shall be obligated to make the Loans provided to be made by it hereunder, regardless of the failure of any other Lender to make its Loans hereunder.

                 1.09 Interest. (a) Each Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Base Rate Loan made to it from the date the proceeds thereof are made available to such Borrower until the earlier of (x) the maturity thereof (whether by acceleration, prepayment or otherwise) and (y) the conversion of such Base Rate Loan to a Eurodollar Loan pursuant to Section 1.07, at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Base Rate, each as in effect from time to time.

                 (b) Each Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Eurodollar Loan made to it from the date the proceeds thereof are made available to such Borrower until the earlier of (x) the maturity thereof (whether by acceleration, prepayment or otherwise) and (y) the conversion of such Eurodollar Loan to a Base Rate Loan pursuant to Section 1.07, 1.10 or 1.11, as applicable, at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin as in effect from time to time plus the Eurodollar Rate for such Interest Period.

                 (c) Each Alternate Currency Revolving Loan Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Canadian Prime Rate Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower (which shall, in the case of a conversion pursuant to clause (i) of Schedule III, be deemed to be the date upon which a maturing Bankers' Acceptance is converted into a Canadian Prime Rate Loan pursuant to said clause (i), with the proceeds thereof to be equal to the full Face Amount of the maturing Bankers' Acceptances) until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall be equal to the sum of the Applicable Margin plus the Canadian Prime Rate, each as in effect from time to time.

                 (d) With respect to Bankers' Acceptance Loans, Acceptance Fees shall be payable in connection therewith as provided in clause (g) of
Schedule III. Until maturity of the respective Banker's Acceptances, interest shall not otherwise be payable with respect thereto.

                 (e) Each Alternate Currency Revolving Loan Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each Sterling Revolving Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the Sterling Euro Rate for such Interest Period plus the MLA Cost.

                 (f) Each Alternate Currency Revolving Borrower hereby agrees to pay interest in respect of the unpaid principal amount of each French Franc Revolving Loan made to such Borrower from the date the proceeds thereof are made available to such Borrower until the maturity thereof (whether by acceleration or otherwise) at a rate per annum which shall, during each Interest Period applicable thereto, be equal to the sum of the Applicable Margin plus the French Franc Euro Rate for such Interest Period.

                 (g) Each Revolving Loan Borrower agrees to pay interest in respect of the unpaid principal amount of each Competitive Bid Loan made to it from the date the proceeds thereof are made available to such Revolving Loan Borrower, as the case may be, until the maturity thereof (whether by acceleration or otherwise) at the rate or rates per annum specified pursuant to Section 1.04(b) by the Bidder RL Lender or Bidder RL Lenders, as the case may be, making such Competitive Bid Loan and accepted by such Revolving Loan Borrower pursuant to Section 1.04(c)(2).

                 (h) Overdue principal and, to the extent permitted by law, overdue interest in respect of each Loan and any other overdue amount payable hereunder shall, in each case, bear interest at a rate per annum (1) in the case of overdue principal of, and interest or other amounts owing with respect to, Canadian Dollar Revolving Loans and any other amounts owing in Canadian Dollars, equal to 2% per annum in excess of the Applicable Margin (calculated based on Level 8 pricing as shown in the definition of Applicable Margin) for Canadian Prime Rate Loans plus the Canadian Prime Rate, each as in effect from time to time, (2) in the case of overdue principal of, and interest or other amounts owing with respect to, Sterling Revolving Loans and any other amounts owing in Pounds Sterling, equal to 2% per annum in excess of the Applicable Margin (calculated based on Level 8 pricing as shown in the definition of Applicable Margin) plus the Sterling Euro Rate for such successive periods not exceeding three months as the Paying Agent may determine from time to time in respect of amounts comparable to the amount not paid plus the MLA Cost, (3) in the case of overdue principal of, and interest or other amounts owing with respect to, French Franc Revolving Loans, equal to 2% per annum in excess of the Applicable Margin (calculated based on Level 8 pricing as shown in the definition of Applicable Margin) plus the French Franc Euro Rate for such successive periods not exceeding three months as the Paying Agent may determine from time to time in respect of amounts comparable to the amount not paid and (4) in all other cases, equal to the greater of (x) 2% per annum in excess of the rate otherwise applicable to Base Rate Loans of the respective Tranche (or in the case of amounts which do not relate to a given Tranche of outstanding Dollar Loans, 2% per annum in excess of the rate otherwise applicable to Revolving Loans maintained as Base Rate Loans) from time to time (calculated based on Level 8 pricing as shown in the definition of Applicable Margin) and (y) the rate which is 2% in excess of the rate then borne by such Loans.

                 (i) Accrued (and theretofore unpaid) interest shall be payable (i) in respect of each Base Rate Loan and Canadian Prime Rate Loan, in arrears on each F&I Payment Date, (ii) in the case of any Eurodollar Loan, on the date of any conversion to a Base Rate Loan pursuant to Section 1.07, 1.10 or 1.11, as applicable (on the amount so converted), (iii) in respect of each Euro Rate Loan, on the last day of each Interest Period applicable thereto (and in the case of any Interest Period with a duration in excess of one month at any time when the proviso to the definition of F&I Payment Date is operative in accordance with its terms, at one-calendar month intervals occurring after the first day of the respective Interest Period), (iv) in respect of each Competitive Bid Loan, at such times as specified in the Notice of Competitive Bid Borrowing relating thereto and (v) in respect of each Loan (other than Bankers' Acceptances), on any repayment or prepayment (on the amount repaid or prepaid), at maturity (whether by acceleration or otherwise) and, after such maturity, on demand; provided that, in the case of Dollar Revolving Loans maintained as Base Rate Loans, interest shall not be payable pursuant to preceding clause (v) at the time of any repayment or prepayment thereof unless the respective repayment or prepayment is made in conjunction with a permanent reduction of the Total Revolving Loan Commitment.

                 (j) Upon each Interest Determination Date, the Paying Agent shall determine the respective Euro Rate for the respective Interest Period or Interest Periods to be applicable to Euro Rate Loans and shall promptly notify the respective Borrower and the Lenders thereof. Each such determination shall, absent manifest error, be final and conclusive and binding on all parties hereto.

                 1.10 Interest Periods. At the time it gives any Notice of Borrowing or Notice of Conversion in respect of the making of, or conversion into, any Euro Rate Loan (in the case of the initial Interest Period applicable thereto) or on the third Business Day prior to the expiration of an Interest Period applicable to such Euro Rate Loan (in the case of any subsequent Interest Period), the respective Borrower or Borrowers shall have the right to elect, by giving the Paying Agent notice thereof, the interest period (each an "Interest Period") applicable to such Euro Rate Loan, which Interest Period shall, at the option of such Borrower, be a one, two or three month period, provided that:

                (i) all Euro Rate Loans comprising a single Borrowing shall at all times have the same Interest Period;

               (ii) the initial Interest Period for any Borrowing of Euro Rate Loans shall commence on the date of such Borrowing (including, in the case of Dollar Loans, the date of any conversion thereto from a Dollar Loan of a different Type) and each Interest Period occurring thereafter in respect of such Borrowing of Euro Rate Loans shall commence on the day on which the next preceding Interest Period applicable thereto expires;

              (iii) if any Interest Period for a Euro Rate Loan begins on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period, such Interest Period shall end on the last Business Day of such calendar month;

               (iv) if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day, such Interest Period shall expire on the next succeeding Business Day; provided, however, that if any Interest Period for a Euro Rate Loan would otherwise expire on a day which is not a Business Day but is a day of the month after which no further Business Day occurs in such month, such Interest Period shall expire on the next preceding Business Day;

                (v) unless the Required Lenders otherwise agree, no Interest Period may be selected at any time when any Event of Default is in existence;

               (vi) no Interest Period in respect of any Borrowing of any Tranche of Loans shall be selected which extends beyond the respective Maturity Date for such Tranche of Loans;

              (vii) no Interest Period in respect of any Borrowing of Term Loans of any Tranche shall be selected which extends beyond any date upon which a mandatory repayment of such Tranche of Term Loans will be required to be made under Section 4.02(b) if the aggregate principal amount of Term Loans of such Tranche which have Interest Periods which will expire after such date will be in excess of the aggregate principal amount of Term Loans of such Tranche permitted to be outstanding after such mandatory repayment; and

             (viii) prior to the occurrence of the Syndication Date, the only Interest Periods which may be selected are one month Interest Periods which begin and end on the dates specified in Section 1.07(c).

                 Prior to the termination of any Interest Period applicable to Alternate Currency Revolving Loans, the respective Alternate Currency Revolving Loan Borrower may, at its option, designate that the respective Borrowing subject thereto be split into more than one Borrowing (for purposes of electing multiple Interest Periods to be subsequently applicable thereto), so long as each such Borrowing resulting from the action taken pursuant to this sentence meets the Minimum Borrowing Amount for the respective Tranche. If upon the expiration of any Interest Period applicable to a Borrowing of Euro Rate Loans, the respective Borrower has failed to elect, or is not permitted to elect, a new Interest Period to be applicable to such Euro Rate Loans as provided above, such Borrower shall be deemed to have elected (x) if Eurodollar Loans, to convert such Eurodollar Loans into Base Rate Loans and (y) if Alternate Currency Revolving Loans, to select a one-month Interest Period for such Alternate Currency Revolving Loans, in either case effective as of the expiration date of such current Interest Period.

                 1.11 Increased Costs, Illegality, etc. (a) In the event that any Lender shall have determined in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto but, with respect to clauses (i) and (iv) below, may be made only by the Paying Agent):

                (i) on any Interest Determination Date that, by reason of any changes arising after the date of this Agreement affecting the applicable interbank market, adequate and fair means do not exist for ascertaining the applicable interest rate on the basis provided for in the definition of the respective Euro Rate; or

               (ii) at any time, that such Lender shall incur increased costs or reductions in the amounts received or receivable hereunder with respect to any Euro Rate Loan because of (x) any change arising after the date of this Agreement in any applicable law or governmental rule, regulation, order, guideline or request (whether or not having the force of law) or in the interpretation or administration thereof and including the introduction of any new law or governmental rule, regulation, order, guideline or request, such as, for example, but not limited to: (A) a change in the basis of taxation of payment to any Lender of the principal of or interest on the Notes or any other amounts payable hereunder (except for changes in the rate of tax on, or determined by reference to, the net income or profits of such Lender pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein) or (B) a change in official reserve requirements (except to the extent covered by Section 1.11(d) in respect of Alternate Currency Revolving Loans or included in the computation of the Eurodollar Rate) or any special deposit, assessment or similar requirement against assets of, deposits with or for the account of, or credit extended by, any

         Lender (or its applicable lending office) and/or (y) other circumstances since the date of this Agreement affecting the applicable interbank market; or

              (iii) at any time after the date of this Agreement, that the making or continuance of any Euro Rate Loan has been made (x) unlawful by any law or governmental rule, regulation or order, (y) impossible by compliance by any Lender in good faith with any governmental request (whether or not having the force of law) or (z) impracticable as a result of a contingency occurring after the date of this Agreement which materially and adversely affects the applicable interbank market; or

               (iv) at any time that any Alternate Currency is not available in sufficient amounts, as determined in good faith by the Paying Agent, to fund any Borrowing of Alternate Currency Revolving Loans requested pursuant to Section 1.01;

then, and in any such event, such Lender (or the Paying Agent, in the case of clause (i) or (iv) above) shall promptly give notice (by telephone promptly confirmed in writing) to the respective Borrower or Borrowers and, except in the case of clauses (i) and (iv) above, to the Paying Agent of such determination (which notice the Paying Agent shall promptly transmit to each of the other Lenders). Thereafter (w) in the case of clause (i) above, (A) in the event that Eurodollar Loans are so affected, Eurodollar Loans shall no longer be available until such time as the Paying Agent notifies the Dollar Borrowers and the Lenders that the circumstances giving rise to such notice by the Paying Agent no longer exist, and any Notice of Borrowing or Notice of Conversion given by any Borrower with respect to Eurodollar Loans which have not yet been incurred (including by way of conversion) shall be deemed rescinded by the respective Borrower, and (B) in the event that any Alternate Currency Revolving Loan is so affected, the relevant Euro Rate shall be determined on the basis provided in the proviso to the definition of the relevant Euro Rate, (x) in the case of clause (ii) above, the respective Borrower or Borrowers shall pay to such Lender, upon its written request therefor, such additional amounts (in the form of an increased rate of, or a different method of calculating, interest or otherwise as such Lender shall determine) as shall be required to compensate such Lender for such increased costs or reductions in amounts received or receivable hereunder (a written notice as to the additional amounts owed to such Lender, showing in reasonable detail the basis for the calculation thereof, submitted to the respective Borrower or Borrowers by such Lender shall, absent manifest error, be final and conclusive and binding on all the parties hereto), (y) in the case of clause (iii) above, the respective Borrower or Borrowers shall take one of the actions specified in Section 1.11(b) as promptly as possible and, in any event, within the time period required by law and (z) in the case of clause (iv) above, Alternate Currency Revolving Loans (exclusive of Alternate Currency Revolving Loans which have theretofore been funded) shall no longer be available in the respective Alternate Currency or Alternate Currencies until such time as the Paying Agent notifies the Alternate Currency Revolving Loan Borrowers and the Lenders that the circumstances giving rise to such notice by the Paying Agent no longer exist, and any Notice of Borrowing given by any Alternate Currency Revolving Loan Borrower with respect to such Alternate Currency Revolving Loans which have not been incurred shall be deemed rescinded by the respective Alternate Currency Revolving Loan Borrower.

                 (b) At any time that any Euro Rate Loan is affected by the circumstances described in Section 1.11(a)(ii) or (iii), the respective Borrower or Borrowers may (and in the case of a Euro Rate Loan affected by the circumstances described in Section 1.11(a)(iii) shall) either (x) if the affected Euro Rate Loan is then being made initially or pursuant to a conversion, cancel the respective Borrowing by giving the Paying Agent telephonic notice (confirmed in writing) on the same date that such Borrower was notified by the affected Lender or the Paying Agent or (y) if the affected Euro Rate Loan is then outstanding, upon at least three Business Days' written notice to the Paying Agent, (A) in the case of a Eurodollar Loan, request the affected Lender to convert such Eurodollar Loan into a Base Rate Loan (which conversion, in the case of the circumstances described in Section 1.11(a)(iii), shall occur no later than the last day of the Interest Period then applicable to such Eurodollar Loan (or such earlier date as shall be required by applicable law)) and (B) in the case of an Alternate Currency Revolving Loan, repay such Alternate Currency Revolving Loan in full; provided that, (i) if the circumstances described in Section 1.11(a)(iii) apply to any Alternate Currency Revolving Loan, the respective Alternate Currency Revolving Loan Borrowers may, in lieu of taking the actions described above, maintain such Alternate Currency Revolving Loan outstanding, in which case the applicable Euro Rate shall be determined on the basis provided in the proviso to the definition of French Franc Euro Rate or Sterling Euro Rate, as the case may be, unless the maintenance of such Alternate Currency Revolving Loan outstanding on such basis would not stop the conditions described in Section 1.11(a)(iii) from existing (in which case the actions described above, without giving effect to the proviso, shall be required to be taken) and (ii) if more than one Lender is affected at any time as described above in this clause (b), then all affected Lenders must be treated the same pursuant to this Section 1.11(b).

                 (c) If at any time after the date of this Agreement any Lender determines that the introduction of or any change (which introduction or change shall have occurred after the date of this Agreement) in any applicable law or governmental rule, regulation, order, guideline, directive or request (whether or not having the force of law) concerning capital adequacy, or any change in interpretation or administration thereof by the National Association of Insurance Commissioners ("NAIC") or any governmental authority, central bank or comparable agency, will have the effect of increasing the amount of capital required or expected to be maintained by such Lender or any corporation controlling such Lender based on the existence of such Lender's Commitments hereunder or its obligations hereunder, then the Borrowers jointly and severally agree to pay to such Lender, upon its written demand therefor, such additional amounts as shall be required to compensate such Lender or such other corporation for the increased cost to such Lender or such other corporation or the reduction in the rate of return to such Lender or such other corporation as a result of such increase of capital. In determining such additional amounts, each Lender will act reasonably and in good faith and will use averaging and attribution methods which are reasonable, provided that such Lender's determination of compensation owing under this Section 1.11(c) shall, absent manifest error, be final and conclusive and binding on all the parties hereto. Each Lender, upon determining that any additional amounts will be payable pursuant to this Section 1.11(c), will give prompt written notice thereof to the Borrowers, which notice shall show in reasonable detail the basis for calculation of such additional amounts.

                 (d) In the event that any Lender shall in good faith determine (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) at any time that such Lender is required to maintain reserves (including, without limitation, any marginal, emergency, supplemental, special or other reserves required by applicable law) which have been established by any Federal, state, local or foreign court or governmental agency, authority, instrumentality or regulatory body with jurisdiction over such Lender (including any branch, Affiliate or funding office thereof) in respect of any Euro Rate Loans or any category of liabilities which includes deposits by reference to which the interest rate on any Euro Rate Loan is determined or any category of extensions of credit or other assets which includes loans of the same or similar type as any Euro Rate Loans, then, unless such reserves are already being charged for pursuant to
Section 1.11(a)(ii), such Lender shall promptly notify the respective Borrowers in writing specifying the additional amounts required to indemnify such Lender against the cost of maintaining such reserves (such written notice to provide in reasonable detail a computation of such additional amounts) and the respective Borrowers shall, and shall be obligated to, pay to such Lender such specified amounts as additional interest at the time that the respective Borrowers are otherwise required to pay interest in respect of such Euro Rate Loans or, if later, on written demand therefor by such Lender.

                 1.12 Compensation. The respective Borrower or Borrowers shall compensate each Lender, upon its written request (which request shall set forth in reasonable detail the basis for requesting such compensation), for all reasonable losses, expenses and liabilities (including, without limitation, any loss, expense or liability incurred by reason of the liquidation or reemployment of deposits or other funds required by such Lender to fund its Euro Rate Loans, but excluding loss of anticipated profits) which such Lender may sustain: (i) if for any reason (other than a default by such Lender) a Borrowing of, or conversion from or into, Euro Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or Notice of Conversion (whether or not rescinded or deemed rescinded pursuant to Section 1.11(a));
(ii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) or conversion of any Euro Rate Loans occurs on a date which is not the last day of an Interest Period with respect thereto; (iii) if any repayment (including any repayment made pursuant to Section 4.01 or 4.02 or as a result of an acceleration of the Loans pursuant to Section 10) of any Bankers' Acceptance Loan occurs on a date which is not the maturity date of the respective Bankers' Acceptance; (iv) if any prepayment of any Euro Rate Loans or Bankers' Acceptance Loans is not made on any date specified in a notice of prepayment given by the respective Borrower or Borrowers; or (v) as a consequence of (x) any other default by the respective Borrower or Borrowers to repay its Loans when required by the terms of this Agreement or any Note held by such Lender or
(y) any election made pursuant to Section 1.11(b).

                 1.13 Lending Offices; Changes Thereto. (a) Each Lender may at any time or from time to time designate, by written notice to the Paying Agent to the extent not already reflected on Schedule II, one or more lending offices (which, for this purpose, may include Affiliates of the respective Lender) for the various Loans made, and Letters of Credit participated in, by such Lender (including by designating a separate lending office (or Affiliate) to act as such with respect to Dollar Loans and Letter of Credit Outstandings versus Alternate Currency Loans); provided that, for designations made after the Initial Borrowing Date, to the extent such designation shall result in increased costs under Section 1.11, 2.06 or 4.04 in excess of those which would be charged in the absence of the designation of a different lending office (including a different Affiliate of the respective Lender), then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective designation). Each lending office and Affiliate of any Lender designated as provided above shall, for all purposes of this Agreement, be treated in the same manner as the respective Lender (and shall be entitled to all indemnities and similar provisions in respect of its acting as such hereunder).

                 (b) Each Lender agrees that on the occurrence of any event giving rise to the operation of Section 1.11(a)(ii) or (iii), Section 1.11(c), Section 1.11(d), Section 2.06 or Section 4.04 with respect to such Lender, it will, if requested by the applicable Borrower or Borrowers, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans or Letters of Credit affected by such event, provided that such designation is made on such terms that such Lender and its lending office suffer no economic, legal or regulatory disadvantage, with the object of avoiding the consequence of the event giving rise to the operation of such Section. Nothing in this Section 1.13 shall affect or postpone any of the obligations of any Borrower or the right of any Lender provided in Sections 1.11, 2.06 and 4.04.

                 1.14 Replacement of Lenders. (x) If any Lender becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Unpaid Drawings, (y) upon the occurrence of an event giving rise to the operation of Section 1.11(a)(ii) or (iii), Section 1.11(c), Section 1.11(d),
Section 1.16(b), Section 2.06 or Section 4.04 with respect to any Lender which results in such Lender charging to any Borrower increased costs in excess of those being generally charged by the other Lenders or (z) in the case of the refusal by a Lender to consent to proposed changes, waivers, discharges or terminations with respect to this Agreement which have been approved by the Required Lenders as (and to the extent) provided in Section 13.12(b), the Parent Companies shall have the right, if no Event of Default and no Specified Default will exist immediately after giving effect to such replacement, to replace such Lender (the "Replaced Lender") with one or more other Eligible Transferees, none of whom shall constitute a Defaulting Lender at the time of such replacement (collectively, the "Replacement Lender") and each of whom shall be required to be reasonably acceptable to the Paying Agent and each Lender which at the time of such replacement is an Issuing Bank with respect to one or more outstanding Letters of Credit; provided that

                (i)  any Replacement Lender in a replacement pursuant to this
         Section 1.14 (a) (with each such replacement being herein called a "Replacement") shall be required to comply with the requirements of
         Section 13.04(b) and at the time of any Replacement the Replacement Lender shall enter into one or more Assignment and Assumption Agreements pursuant to Section 13.04(b) (and shall pay all fees payable pursuant to said Section 13.04(b)) pursuant to which the Replacement Lender shall acquire all of the Commitments (and related sub- commitments) and outstanding Loans of, and in each case participations in Letters of Credit by, the Replaced Lender and, in connection therewith, shall pay to (x) the Replaced Lender in respect thereof amounts (in the respective currencies in which such obligations are denominated) equal to the sum of (I) the principal of (including, without limitation, the Face Amount of Bankers' Acceptance Loans), and all accrued interest on, all outstanding Loans of the Replaced Lender, (II) all Unpaid Drawings that have been funded by (and not reimbursed to) such Replaced Lender, together with all then unpaid interest with respect thereto at such time and (III) all accrued, but theretofore unpaid, Fees owing to the Replaced Lender pursuant to
         Section 3.01, (y) each Issuing Bank an amount equal to such Replaced Lender's Dollar Percentage of any Unpaid Drawing (which at such time remains an Unpaid Drawing) to the extent such amount was not theretofore funded by such Replaced Lender to such Issuing Bank and
         (z) the Swingline Lender an amount equal to such Replaced Lender's Dollar Percentage of any Mandatory Borrowing to the extent such amount was not theretofore funded by such Replaced Lender and

               (ii) all obligations of the Borrowers due and owing to the Replaced Lender at such time (other than those specifically described in clause (i) above in respect of which the assignment purchase price has been, or is concurrently being, paid) shall be paid in full to such Replaced Lender concurrently with such replacement.

                 Upon the execution of the respective Assignment and Assumption Agreements, the payment of amounts referred to in clauses (i) and (ii) above, recordation of the assignment on the Register by the Paying Agent pursuant to
Section 13.15 and, if so requested by the Replacement Lender, delivery to the Replacement Lender of the appropriate Note or Notes executed by the respective Borrowers, the Replacement Lender shall become a Lender hereunder and the Replaced Lender shall cease to constitute a Lender hereunder, except with respect to indemnification provisions under this Agreement (including, without limitation, Sections 1.11, 1.12, 1.16, 2.06, 4.04, 12.06 and 13.01), which shall survive as to such Replaced Lender. In connection with any replacement of Lenders pursuant to, and as contemplated by, this Section 1.14, each of the Borrowers hereby irrevocably authorizes the Parent Companies to take all necessary action, in the name of the various Borrowers, as described above in this Section 1.14 in order to effect the replacement of the respective Lender or Lenders in accordance with the preceding provisions of this Section 1.14.

                 1.15 Bankers' Acceptance Provisions. The parties hereto agree that the provisions of Schedule III shall apply to all Bankers' Acceptances and Bankers' Acceptance Loans created hereunder, and that the provisions of Schedule III shall be deemed incorporated by reference into this Agreement as if such provisions were set forth in their entirety herein.

                 1.16 European Monetary Union. (a) If, as a result of the implementation of European monetary union, (i) any currency ceases to be lawful currency of the nation issuing the same and is replaced by a European single currency or (ii) any currency and a European single currency are at the same time recognized by the central bank or comparable authority of the nation issuing such currency as lawful currency of such nation and the Paying Agent or the Majority Euro Lenders shall so request in a notice delivered to the Parent Companies, then any amount payable hereunder by the Lenders to any Borrower, or by any Borrower to the Lenders, in such currency shall instead be payable in the European single currency and the amount so payable shall be determined by translating the amount payable in such currency to such European single currency at the exchange rate recognized by the European Central Bank for the purpose of implementing European monetary union.

                 (b) The Borrowers jointly and severally agree, at the request of any Alternate Currency Lender, to compensate such Alternate Currency Lender for any reasonable loss, cost, expense or reduction in return that shall be incurred or sustained by such Alternate Currency Lender (other than as a result of such Alternate Currency Lender's gross negligence or willful misconduct) as a result of the implementation of European monetary union, that would not have been incurred or sustained but for the transactions provided for herein and that, to the extent that such loss, cost, expense or reduction is of a type generally applicable to extensions of credit similar to the extensions of credit hereunder is generally being requested from borrowers subject to similar provisions. A certificate of an Alternate Currency Lender setting forth (x) the amount or amounts necessary to compensate such Alternate Currency Lender, (y) describing the nature of the loss or expense sustained or incurred by such Alternate Currency Lender as a consequence thereof and (z) setting forth a reasonably detailed explanation of the calculation thereof shall be delivered to the Parent Companies and shall be conclusive absent manifest error. The respective Borrower shall pay to such Alternate Currency Lender the amount shown as due on any such certificate within 10 days after receipt thereof.

                 (c) Each Borrower agrees, at the request of the Majority Euro Lenders, at the time of or at any time following the implementation of European monetary union, to enter into an agreement amending this Agreement (subject to obtaining the approval of the Required Lenders) in such manner as the Majority Euro Lenders shall specify in order to reflect the implementation of such monetary union to place the parties hereto in the position they would have been in had such monetary union not been implemented.

                 1.17 Special Provisions Regarding RL Lenders and Alternate Currency Revolving Loans. (a) On any date the Corporation may, at its option, permanently reduce or terminate the Alternate Currency Revolving Loan Sub-Commitments relating to one or more of the Alternate Currencies by written notice to the Paying Agent to such effect (specifying the aggregate amount of reductions to various Alternate Currency Revolving Loan Sub-Commitments relating to each Alternate Currency); provided that (i) no such reduction shall be made in an amount which would cause the Dollar Equivalent of the then outstanding aggregate principal amount or Face Amount, as the case may be, of the Alternate Currency Loans in any given Alternate Currency to exceed the Alternate Currency Revolving Loan Sub-Commitments of the Alternate Currency Lenders in respect of such Alternate Currency after giving effect to the respective reduction pursuant to this Section 1.17(a), (ii) each reduction pursuant to this clause (a) shall apply pro rata to reduce the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders in respect of such Alternate Currency (based upon the relative amounts of such sub-commitments), (iii) except to the extent the reduction to the Alternate Currency Revolving Loan Sub-Commitments pursuant to this Section 1.17(a) is accompanied by a like reduction to the amount of the Total Revolving Loan Commitment pursuant to Section 3.02, the amount of each RL Lender's reduction to its Alternate Currency Revolving Loan Sub-Commitments pursuant to this clause (a) shall result in a like increase to its Non-Alternate Currency Revolving Loan Sub-Commitment.

                 (b) On the fifth Business Day after the occurrence of a Sharing Event, automatically (and without the taking of any action) (x) all then outstanding Alternate Currency Revolving Loans shall be automatically converted into Dollar Loans (in an amount equal to the

Dollar Equivalent of the aggregate principal amount or Face Amount, as the case may be, of the respective Alternate Currency Revolving Loans on the date such Sharing Event first occurred, which Dollar Revolving Loans shall be owed by the respective Alternate Currency Revolving Loan Borrower, shall thereafter be deemed to be Base Rate Loans and shall be immediately due and payable on the date such Sharing Event has occurred) and (y) all accrued and unpaid interest and other amounts owing with respect to such Alternate Currency Revolving Loans shall be immediately due and payable in Dollars, taking the Dollar Equivalent of such accrued and unpaid interest and other amounts. The occurrence of any conversion as provided above in this Section 1.17(b) shall be deemed to constitute, for purposes of Section 1.12, a prepayment of the respective Alternate Currency Revolving Loans before the last day of any Interest Period relating thereto.

                 (c) Upon the occurrence of a Sharing Event, each RL Lender shall (and hereby unconditionally and irrevocably agrees to) purchase and sell (in each case in Dollars) undivided participating interests in the Revolving Loans outstanding to, and any Unpaid Drawings owing by, each Revolving Loan Borrower in such amounts so that each RL Lender shall have a share of the outstanding Revolving Loans and Unpaid Drawings then owing by each Revolving Loan Borrower equal to its RL Percentage thereof. Upon any such occurrence the Paying Agent shall notify each RL Lender and shall specify the amount of Dollars required from such RL Lender in order to effect the purchases and sales by the various RL Lenders of participating interests in the amounts required above (together with accrued interest with respect to the period from the last interest payment date through the date of the Sharing Event plus any additional amounts payable by any respective Borrower pursuant to Section 4.04 hereof in respect of such accrued but unpaid interest); provided that in the event that a Sharing Event shall have occurred, each RL Lender shall be deemed to have purchased, automatically and without request, such participating interests. Promptly upon receipt of such request, each RL Lender shall deliver to the Paying Agent (in immediately available funds in Dollars) the net amounts as specified by the Paying Agent. The Paying Agent shall promptly deliver the amounts so received to the various RL Lenders in such amounts as are needed to effect the purchases and sales of participations as provided above. Promptly following receipt thereof, each RL Lender which has sold participations in any of its Revolving Loans (through the Paying Agent) will deliver to each RL Lender (through the Paying Agent) which has so purchased a participating interest a participation certificate dated the date of receipt of such funds and in such amount. It is understood that the amount of funds delivered by each RL Lender shall be calculated on a net basis, giving effect to both the sales and purchases of participations by the various RL Lenders as required above.

                 (d)      Upon, and after, the occurrence of a Sharing Event
(i) no further Alternate Currency Revolving Loans shall be made to any Borrower, (ii) all amounts from time to time accruing with respect to, and all amounts from time to time payable on account of, such Alternate Currency Revolving Loans (including, without limitation, any interest and other amounts which were accrued but unpaid on the date of such purchase) shall be payable in Dollars as if such Alternate Currency Revolving Loan had originally been made in Dollars and shall be distributed by the relevant RL Lenders (or their affiliates) to the Paying Agent for the account of the RL Lenders which made such Loans or are participating therein and (iii) the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders shall be automatically terminated (which shall result in a like increase to the Non-Alternate Currency Revolving

Loan Sub-Commitments of the respective Lenders, except to the extent the Revolving Loan Commitments of the various Lenders are terminated as otherwise provided in this Agreement). Notwithstanding anything to the contrary contained above, the failure of any RL Lender to purchase its participating interests in any Revolving Loans upon the occurrence of a Sharing Event shall not relieve any other RL Lender of its obligation hereunder to purchase its participating interests in a timely manner, but no RL Lender shall be responsible for the failure of any other RL Lender to purchase the participating interest to be purchased by such other RL Lender on any date.

                 (e) If any amount required to be paid by any RL Lender pursuant to Section 1.17(c) is paid to the Paying Agent within one Business Day following the date upon which such RL Lender receives notice from the Paying Agent of the amount of its participations required to be purchased pursuant to said Section 1.17(c), such RL Lender shall also pay to the Paying Agent on demand an amount equal to the product of (i) the amount so required to be paid by such RL Lender for the purchase of its participations times (ii) the daily average Federal Funds Rate, during the period from and including the date of request for payment to the date on which such payment is immediately available to the Paying Agent times (iii) a fraction of the numerator of which is the number of days that elapsed during such period and the denominator of which is
360.  If any such amount required to be paid by any RL Lender pursuant to
Section 1.17(c) is not in fact made available to the Paying Agent within three Business Days following the date upon which such RL Lender receives notice from the Paying Agent as to the amount of participations required to be purchased by it, the Paying Agent shall be entitled to recover from such RL Lender on demand, such amount with interest thereon calculated from such request date at the rate per annum applicable to Dollar Revolving Loans maintained as Base Rate Loans hereunder. A certificate of the Paying Agent submitted to any RL Lender with respect to any amounts payable under this Section 1.17 shall be conclusive in the absence of manifest error. Amounts payable by any RL Lender pursuant to this Section 1.17 shall be paid to the Paying Agent for the account of the relevant RL Lenders; provided that, if the Paying Agent (in its sole discretion) has elected to fund on behalf of such RL Lender the amounts owing to such RL Lenders, then the amounts shall be paid to the Paying Agent for its own account.

                 (f) Whenever, at any time after the relevant RL Lenders have received from any RL Lenders purchases of participations in any Revolving Loans pursuant to this Section 1.17, the various RL Lenders receive any payment on account thereof, such RL Lenders will distribute to the Paying Agent, for the account of the various RL Lenders participating therein, such RL Lenders' participating interests in such amounts (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such participations were outstanding) in like funds as received; provided, however, that in the event that such payment received by any RL Lenders is required to be returned, the RL Lenders who received previous distributions in respect of their participating interests therein will return to the respective RL Lenders any portion thereof previously so distributed to them in like funds as such payment is required to be returned by the respective RL Lenders.

                 (g) Each RL Lender's obligation to purchase participating interest pursuant to this Section 1.17 shall be absolute and unconditional and shall not be affected by any circumstance including, without limitation, (a) any setoff, counterclaim, recoupment, defense or other right which such RL Lender may have against any other RL Lender, the relevant Borrower or any other Person for any reason whatsoever, (b) the occurrence or continuance of an Event of Default, (c) any adverse change in the condition (financial or otherwise) of any Borrower or any other Person, (d) any breach of this Agreement by any Borrower or any Lender or any other Person, or (e) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

                 (h) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon any purchase of participations as required above, each RL Lender which has purchased such participations shall be entitled to receive from the relevant Borrowers any increased costs and indemnities (including, without limitation, pursuant to Sections 1.11, 1.12, 1.16, 2.06 and 4.04) directly from the Borrowers to the same extent as if it were the direct Lender as opposed to a participant therein, which increased costs shall be calculated without regard to Section 1.13, Section 13.04(a) or the last sentence of Section 13.04(b). The Borrowers acknowledge and agree that, upon the occurrence of a Sharing Event and after giving effect to the requirements of this Section 1.17, increased Taxes may be owing by them pursuant to Section 4.04, which Taxes shall be paid (to the extent provided in Section 4.04) by the respective Borrowers, without any claim that the increased Taxes are not payable because same resulted from the participations effected as otherwise required by this Section 1.17.

          1.18 Special Provisions Applicable to the Total Canadian Dollar Revolving Loan Sub-Commitment. (a) Notwithstanding anything to the contrary contained in this Agreement, the parties hereto agree that (i) the Total Canadian Dollar Revolving Loan Sub-Commitment, shall be fixed on a quarterly basis in accordance with this Section; (ii) in no event shall the Total Canadian Dollar Revolving Loan Sub-Commitment exceed the sum of the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders relating to Canadian Dollars as then in effect (after giving effect to any reductions to such Alternate Currency Revolving Loan Sub-Commitments from time to time, including pursuant to Sections 1.17, 3.02, 3.03 and/or 10); (iii) in no event shall the Canadian Dollar Revolving Loan Sub-Commitment for any Alternate Currency Lender exceed the amount set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "Canadian Dollar Revolving Loan Sub-Commitment," as the same may be reduced from time to time pursuant to Sections 1.17, 3.02, 3.03 and/or 10 or as the same may be further adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b); (iv) at no time shall any Borrower be permitted to request an extension of credit pursuant to the Total Revolving Loan Commitment (whether in the form of Revolving Loans or Swingline Loans or Competitive Bid Loans or Letter of Credit Outstandings) and no such credit shall be made available if, after giving effect thereto, the sum of the aggregate principal amount (taking the Dollar Equivalent of the principal amount of Alternate Currency Revolving Loans made available in currencies other than Canadian Dollars) of outstanding Revolving Loans (excluding for this purpose Canadian Dollar Revolving Loans), Swingline Loans and Competitive Bid Loans and the amount of Letter of Credit Outstandings at such time would exceed an amount equal to the Total Revolving Loan Commitment as then in effect less the Total Canadian Dollar Revolving Loan Sub-Commitment as then in effect; (v) at no time shall any Alternate Currency Borrower be permitted to request an extension of credit in the form of Canadian Dollar Revolving Loans if, after giving effect thereto, the aggregate principal (and Face Amount, as applicable) of outstanding Canadian Dollar Revolving Loans (for this purpose, using the Dollar Equivalent of the principal and/or Face Amount, as appropriate, of Canadian Dollar Revolving Loans) would at any time exceed the Total Canadian Dollar Revolving Loan Sub-Commitment; and (vi) the Canadian Dollar Revolving Loan Sub-Commitment for any Alternate Currency Lender at any time shall be an amount equal to its pro rata share of the Total Canadian Dollar Revolving Loan Sub-Commitment at such time determined on the basis of the Alternate Currency RL Percentages of the various Lenders in respect of Canadian Dollars. At all times from and after the date of this Agreement until an adjustment is made in accordance with this Section, the Total Canadian Dollar Revolving Loan Sub-Commitment shall be U.S. $0.

                 (b) The Corporation, not more than 30 days and not less than 5 Business Days prior to the last day of each calendar quarter, shall give written notice to the Paying Agent either (x) requesting an adjustment effective as of the first Business Day of the immediately following calendar quarter (each such date an "Adjustment Date") to the amount of the Total Canadian Dollar Revolving Loan Sub-Commitment; or (y) confirming that there will be no adjustments to the amount available under the Total Canadian Dollar Revolving Loan Sub-Commitment; provided that (i) no reduction to the amount of the Total Canadian Dollar Revolving Loan Sub-Commitment may be made if, after giving effect to any such reduction, the Total Canadian Dollar Revolving Loan Sub-Commitment would be less than the sum of the aggregate Face Amount of all Bankers' Acceptance Loans and the principal amount of all Canadian Prime Rate Loans (for this purpose, using the Dollar Equivalent of the Face Amounts or principal amounts thereof) then outstanding (other than any such Canadian Dollar Revolving Loans which will be repaid in full on or before the respective Adjustment Date); and (ii) the failure by the Corporation to deliver any such written notice (or the delivery by the Corporation of any such notice which does not comply with the requirements contained in this Section) to the Paying Agent within the period required above will be deemed to be delivery by the Corporation to the Paying Agent of a written notice that there will be no adjustment to the Total Canadian Dollar Revolving Loan Sub-Commitment. If any adjustment is made on an Adjustment Date as described in this Section, then on the respective Adjustment Date all repayments requested by this Section and
Section 4.02(a) shall be made on such date to the extent required as a result of such adjustments and in manner provided in Section 4.02.

                 (c) In connection with any loans and/or repayments made as a result of adjustments to the Total Canadian Dollar Revolving Loan Sub-Commitment and the Canadian Dollar Revolving Loan Sub-Commitment for any Alternate Currency Lender as requested above, then, so long as arrangements satisfactory to the Paying Agent are made for the repayment of all amounts which will be due on the respective Adjustment Date as a result thereof, loans shall be permitted to be requested by the Borrowers as a result of any change in the amount of the Total Canadian Dollar Revolving Loan Sub-Commitments on such date (subject to satisfaction of the other terms and conditions of this Agreements) so long as arrangements satisfactory to the Paying Agent are made so that, by the time required by Section 4.03, all payments will be made by the Borrowers on such Adjustment Date as a result of any change in the amount of the Total Canadian Dollar Revolving Loan Sub-Commitment, on such date. It is understood and agreed that none of the Administrative Agents nor the Paying Agent shall have any liability to any Lenders if the payments contemplated above in this Section are not actually made on the Adjustment Date, and that any failure to make the payments required to be made on an Adjustment Date pursuant to this Section or Section 4.02(a) shall constitute an Event of Default in accordance with the terms of Section 10.01.

                 SECTION 2.  Letters of Credit.

                 2.01 Letters of Credit. (a) Subject to and upon the terms and conditions set forth herein, any Dollar Revolving Loan Borrower may request that any Issuing Bank issue, at any time and from time to time on and after the Initial Borrowing Date and prior to the tenth Business Day prior to the Revolving Loan Maturity Date (or the 30th day prior to the Revolving Loan Maturity Date in the case of Trade Letters of Credit), for the joint and several account of such Dollar Revolving Loan Borrower and for the benefit of
(x) any holder (or any trustee, agent or other similar representative for any such holders) of L/C Supportable Obligations of such Dollar Revolving Loan Borrower or any of its or their Subsidiaries, an irrevocable sight standby letter of credit, in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such standby letter of credit, a "Standby Letter of Credit") in support of such L/C Supportable Obligations and (y) sellers of goods, materials and services used in the ordinary course of business of such Dollar Revolving Loan Borrower or any of its or their Subsidiaries an irrevocable sight commercial letter of credit in a form customarily used by such Issuing Bank or in such other form as has been approved by such Issuing Bank (each such commercial letter of credit, a "Trade Letter of Credit", and each such Trade Letter of Credit and each Standby Letter of Credit, a "Letter of Credit") in support of commercial transactions of such Dollar Revolving Loan Borrower and its or their Subsidiaries.

                 (b) Each Issuing Bank hereby agrees that it will (subject to the terms and conditions contained herein), at any time and from time to time on and after the Initial Borrowing Date and prior to the tenth Business Day prior to the Revolving Loan Maturity Date (or the 30th day prior to the Revolving Loan Maturity Date in the case of Trade Letters of Credit), following its receipt of the respective Letter of Credit Request, issue for the joint and several account of the respective Dollar Revolving Loan Borrower, subject to the terms and conditions of this Agreement, one or more Letters of Credit (x) in the case of Standby Letters of Credit, in support of such L/C Supportable Obligations of the respective Dollar Revolving Loan Borrower or any of its or their Subsidiaries as are permitted to remain outstanding without giving rise to a Default or an Event of Default and (y) in the case of Trade Letters of Credit, in support of sellers of goods or materials used in the ordinary course of business of the respective Dollar Revolving Loan Borrower or any of its or their Subsidiaries as referenced in Section 2.01(a), provided that the respective Issuing Bank shall be under no obligation to issue any Letter of Credit of the types described above if at the time of such issuance:

                (i) any order, judgment or decree of any governmental authority or arbitrator shall purport by its terms to enjoin or restrain such Issuing Bank from issuing such Letter of Credit or any requirement of law applicable to such Issuing Bank or any request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over such Issuing Bank shall prohibit, or request that such Issuing Bank refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuing Bank with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuing Bank is not otherwise compensated) not in effect on the date hereof, or any unreimbursed loss, cost or expense which was not applicable, in effect or known to such Issuing Bank as of the date hereof and which such Issuing Bank reasonably and in good faith deems material to it; or

               (ii) such Issuing Bank shall have received notice from the Paying Agent at the direction of the Required Lenders prior to the issuance of such Letter of Credit of the type described in the second sentence of Section 2.03(b).

                 2.02 Maximum Letter of Credit Outstandings; Final Maturities; etc. (a) Notwithstanding anything to the contrary contained in this Agreement,
(i) no Letter of Credit shall be issued the Stated Amount of which, when added to the Letter of Credit Outstandings at such time, would exceed $100,000,000,
(ii) no Letter of Credit shall be issued if, after giving effect thereto, (x) the Revolving Credit Exposure of any Lender would exceed its Revolving Loan Commitment as then in effect or (y) the Aggregate Revolving Credit Exposure would exceed the Total Revolving Loan Commitment as then in effect, (iii) each Letter of Credit shall by its terms terminate (A) in the case of Standby Letters of Credit, on or before the earlier of (x) the date which occurs 12 months after the date of the issuance thereof (although any such Standby Letter of Credit may be extendible for successive periods of up to 12 months, but not beyond the tenth Business Day prior to the Revolving Loan Maturity Date, on terms acceptable to the Issuing Bank thereof) and (y) the tenth Business Day prior to the Revolving Loan Maturity Date and (B) in the case of Trade Letters of Credit, on or before the earlier of (x) the date which occurs 180 days after the date of issuance thereof and (y) 30 days prior to the Revolving Loan Maturity Date, (iv) each Letter of Credit shall be denominated in Dollars and
(v) the Stated Amount of each Letter of Credit shall be no less than $1,000,000, or such lesser amount as is acceptable to the respective Issuing Bank.

                 (b) Notwithstanding the foregoing, in the event a Lender Default exists, the Issuing Bank shall not be required to issue any Letters of Credit unless the Issuing Bank has entered into arrangements satisfactory to it and the Parent Companies to eliminate the Issuing Bank's risk with respect to the participation in Letters of Credit of the Defaulting Lender or Lenders, including by cash collateralizing such Defaulting Lender's or Lenders' RL Percentage of the Letter of Credit Outstandings.

                 2.03 Letter of Credit Requests; Notices of Issuance. (a) Whenever it desires that a Letter of Credit be issued for its account, the respective Dollar Revolving Loan Borrower shall give the Paying Agent and the respective Issuing Bank written notice thereof prior to 1:00 P.M. (New York time) at least five Business Days' (or such shorter period as is acceptable to the respective Issuing Bank) prior to the proposed date of issuance (which shall be a Business Day). Each notice shall be in the form of Exhibit D (each a "Letter of Credit Request").

                 (b) The making of each Letter of Credit Request shall be deemed to be a representation and warranty by the respective Dollar Revolving Loan Borrower that (i) such Letter of Credit may be issued in accordance with, and will not violate the requirements of, Section 2.02 and (ii) all of the applicable conditions set forth in Sections 5 and 6 shall be met at the time of such issuance. Unless the respective Issuing Bank has received notice from the Paying Agent at the direction of the Required Lenders before it issues a Letter of Credit that one or more of the conditions specified in Section 5 are not satisfied on the Initial Borrowing Date or Section 6 are not then satisfied, or that the issuance of such Letter of Credit would violate Section 2.02, then such Issuing Bank may issue the requested Letter of Credit for the account of the respective Dollar Revolving Loan Borrower in accordance with such Issuing Bank's usual and customary practices. Upon the issuance of or amendment to any Standby Letter of Credit, the respective Issuing Bank shall promptly notify the Paying Agent (and the Paying Agent shall promptly forward such notice to the RL Lenders) and the respective Dollar Revolving Loan Borrower of such issuance or amendment, and such notification shall be accompanied by a copy of the issued Standby Letter of Credit or amendment thereto. For Trade Letters of Credit on which the Issuing Bank is other than the Paying Agent, the Issuing Bank will send to the Paying Agent by facsimile transmission, promptly on the first Business Day of each week and on each Quarterly Payment Date, the daily aggregate Stated Amount of Trade Letters of Credit issued by such Issuing Bank and outstanding during the preceding week or quarterly period, as the case may be. The Paying Agent shall deliver to each RL Lender, after each calendar month end and upon each payment of the Letter of Credit Fee, a report setting forth for the relevant period the daily aggregate Stated Amount of all outstanding Trade Letters of Credit during such period.

                 2.04 Letter of Credit Participations. (a) Immediately upon the issuance by the respective Issuing Bank of any Letter of Credit, such Issuing Bank shall be deemed to have sold and transferred to each RL Lender (other than such Issuing Bank) (each such Lender with respect to any Letter of Credit, in its capacity under this Section 2.04, a "Participant"), and each such Participant shall be deemed irrevocably and unconditionally to have purchased and received from such Issuing Bank, without recourse or warranty, an undivided interest and participation, in a percentage equal to such Participant's Dollar Percentage, in such Letter of Credit, each drawing or payment made thereunder and the obligations of the respective Dollar Revolving Loan Borrower under this Agreement with respect thereto, and any security therefor or guaranty pertaining thereto (although Letter of Credit Fees shall be paid directly to the Paying Agent for the ratable account of the RL Lenders based on their Dollar Percentages as provided in Section 3.01(c) and the Participants shall have no right to receive any portion of any Facing Fees); provided that, upon the occurrence of a Sharing Event, the participations described above shall be automatically adjusted so that each RL Lender shall have a participation in all then outstanding Letters of Credit, and related obligations as described above, in a percentage equal to its RL Percentage (which adjustments shall occur concurrently with the adjustments described in Section 1.17). Upon any change in the Revolving Loan Commitments or Dollar Percentages of the RL Lenders pursuant to this Agreement (or in the circumstances provided in the proviso to the immediately preceding sentence, the RL Percentages of the RL Lenders pursuant to this Agreement), it is hereby agreed that, with respect to all outstanding Letters of Credit and Unpaid Drawings, there shall be an automatic adjustment to the participations pursuant to this Section 2.04 to reflect the new Dollar Percentages or, in the circumstances described in the proviso to the immediately preceding sentence, the RL Percentages of the various RL Lenders.

                 (b) In determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation relative to the Participants or any other Lenders other than to confirm that any documents required to be delivered under such Letter of Credit appear to have been delivered and that they appear to substantially comply on their face with the requirements of such Letter of Credit. Any action taken or omitted to be taken by any Issuing Bank under or in connection with any Letter of Credit if taken or omitted in the absence of gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction), shall not create for such Issuing Bank any resulting liability to the respective Dollar Revolving Loan Borrower, any other Credit Party, any Lender or any other Person.

                 (c) If any Issuing Bank makes any payment under any Letter of Credit and the respective Dollar Revolving Loan Borrower shall not have reimbursed such amount in full to such Issuing Bank pursuant to Section 2.05(a), such Issuing Bank shall promptly notify the Paying Agent, and the Paying Agent shall promptly notify each Participant of such failure, and each Participant shall promptly and unconditionally pay to the Paying Agent for the benefit of such Issuing Bank the amount of such Participant's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of such unreimbursed payment in Dollars and in same day funds. If the Paying Agent so notifies, prior to 11:00 A.M. (New York time) on any Business Day, any Participant required to fund a payment under a Letter of Credit, such Participant shall make available to the Paying Agent for the benefit of such Issuing Bank, in Dollars, such Participant's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of the amount of such payment on such Business Day in same day funds; provided, however, that no Participant shall be obligated to pay to the Paying Agent for the benefit of such Issuing Bank its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of such unreimbursed amount for any wrongful payment made by such Issuing Bank under a Letter of Credit issued by it as a result of acts or omissions constituting willful misconduct or gross negligence on the part of such Issuing Bank (as finally determined by a court of competent jurisdiction). If and to the extent such Participant shall not have so made its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of the amount of such payment available to the Paying Agent for the benefit of such Issuing Bank, such Participant agrees to pay to the Paying Agent for the benefit of such Issuing Bank, forthwith on demand such amount, together with interest thereon, for each day from such date until the date such amount is paid to the Paying Agent for the benefit of such Issuing Bank at the overnight Federal Funds Rate for the first three days and at the interest rate applicable to Dollar Revolving Loans maintained as Base Rate Loans hereunder for each day thereafter. The failure of any Participant to make available to such Issuing Bank its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of any payment under any Letter of Credit shall not relieve any other Participant of its obligation hereunder to make available to such Issuing Bank its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of any unreimbursed payment with respect to a Letter of Credit on the date required, as specified above, but no Participant shall be responsible for the failure of any other Participant to make available to the Paying Agent for the benefit of such Issuing Bank such other Participant's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) of any such payment.

                 (d) Whenever any Issuing Bank receives a payment of a reimbursement obligation as to which it has received any payments from the Participants pursuant to clause (c) above, such Issuing Bank shall pay to the Paying Agent for the benefit of each Participant which has paid its Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) thereof, in Dollars and in same day funds, an amount equal to such Participant's share (based upon the proportionate aggregate amount originally funded by such Participant to the aggregate amount funded by all Participants) of the principal amount of such reimbursement obligation and interest thereon accruing after the purchase of the respective participations.

                 (e) Upon the request of any Participant, each Issuing Bank shall furnish to such Participant copies of any Letter of Credit issued by it and such other documentation as may reasonably be requested by such Participant.

                 (f) The obligations of the Participants to make payments to the Paying Agent for the benefit of each Issuing Bank with respect to Letters of Credit issued by it shall be irrevocable and not subject to any qualification or exception whatsoever (except as otherwise provided in the proviso to the second sentence of Section 2.04(c)) and shall be made in accordance with the terms and conditions of this Agreement under all circumstances, including, without limitation, any of the following circumstances:

                (i) any lack of validity or enforceability of this Agreement or any of the other Credit Documents;

               (ii) the existence of any claim, setoff, defense or other right which any Credit Party or any of its Subsidiaries or Affiliates may have at any time against a beneficiary named in a Letter of Credit, any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Agent, any Issuing Bank, any Participant, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transaction between any Credit Party or any Subsidiary or Affiliate of any Credit Party and the beneficiary named in any such Letter of Credit);

              (iii) any draft, certificate or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

               (iv) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Credit Documents; or

                (v)  the occurrence of any Default or Event of Default.

                 2.05 Agreement to Repay Letter of Credit Drawings. (a) The respective Dollar Revolving Loan Borrower hereby agrees to reimburse the respective Issuing Bank, by making payment in Dollars and in immediately available funds directly to the Paying Agent at the Payment Office for the benefit of such Issuing Bank, for any payment or disbursement made by such Issuing Bank under any Letter of Credit issued by it (with each such amount so paid, until reimbursed, an "Unpaid Drawing"), immediately after, and in any event on the date of, such payment or disbursement, with interest on the amount so paid or disbursed by such Issuing Bank, to the extent not reimbursed prior to 2:00 P.M. (New York time) on the date of such payment or disbursement, from and including the date paid or disbursed to but excluding the date such Issuing Bank was reimbursed by the respective Dollar Revolving Loan Borrower therefor at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for

Dollar Revolving Loans maintained as Base Rate Loans; provided, however, to the extent such amounts are not reimbursed prior to 12:00 Noon (New York time) on the third Business Day following the receipt of notice of such payment or disbursement or upon the occurrence of a Default or an Event of Default under
Section 10.05, interest shall thereafter accrue on the amounts so paid or disbursed by such Issuing Bank (and until reimbursed by the respective Dollar Revolving Loan Borrower) at a rate per annum which shall be the Base Rate in effect from time to time plus the Applicable Margin for Dollar Revolving Loans maintained as Base Rate Loans plus 2%, in each such case, with interest to be payable on demand. The respective Issuing Bank shall give the respective Dollar Revolving Loan Borrower and the Paying Agent prompt written notice of each Drawing under any Letter of Credit, provided that the failure to give any such notice shall in no way affect, impair or diminish the respective Dollar Revolving Loan Borrower's obligations hereunder.

                 (b) The obligations of the respective Dollar Revolving Loan Borrower under this Section 2.05 to reimburse the respective Issuing Bank with respect to Unpaid Drawings (including, in each case, interest thereon) shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment which the respective Dollar Revolving Loan Borrower may have or have had against any Lender (including in its capacity as issuer of the Letter of Credit or as Participant), including, without limitation, any defense based upon the failure of any drawing under a Letter of Credit (each a "Drawing") to conform to the terms of the Letter of Credit or any nonapplication or misapplication by the beneficiary of the proceeds of such Drawing; provided that the respective Issuing Bank shall be responsible for any damages (excluding consequential damages) to the respective Dollar Revolving Loan Borrower for its gross negligence or willful misconduct (as finally determined by a court of competent jurisdiction) in connection with drawings made under a Letter of Credit which did not comply or conform to the terms of the respective Letter of Credit.

                 2.06 Increased Costs. If at any time after the date of this Agreement, the introduction of or any change in any applicable law, rule, regulation, order, guideline or request or in the interpretation or administration thereof by any governmental authority charged with the interpretation or administration thereof, or compliance by any Issuing Bank or any Participant with any request or directive by any such authority (whether or not having the force of law), shall either (i) impose, modify or make applicable any reserve, deposit, capital adequacy or similar requirement against letters of credit issued by any Issuing Bank or participated in by any Participant, or (ii) impose on any Issuing Bank or any Participant any other conditions relating, directly or indirectly, to this Agreement; and the result of any of the foregoing is to increase the cost to any Issuing Bank or any Participant of issuing, maintaining or participating in any Letter of Credit, or reduce the amount of any sum received or receivable by any Issuing Bank or any Participant hereunder or reduce the rate of return on its capital with respect to Letters of Credit (except for changes in the rate of tax on, or determined by reference to, the net income or profits or franchise taxes based on net income of such Issuing Bank or such Participant pursuant to the laws of the jurisdiction in which it is organized or in which its principal office or applicable lending office is located or any subdivision thereof or therein), then, upon written demand to the respective Dollar Revolving Loan Borrower by such Issuing Bank or any Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Paying Agent), the respective Dollar Revolving Loan Borrower shall pay to such Issuing Bank or such Participant such additional amount or amounts as will compensate such Lender for such increased cost or reduction in the amount receivable or reduction on the rate of return on its capital. Any Issuing Bank or any Participant, upon determining that any additional amounts will be payable pursuant to this Section 2.06, will give prompt written notice thereof to the respective Dollar Revolving Loan Borrower which notice shall include a certificate submitted to the respective Dollar Revolving Loan Borrower by such Issuing Bank or such Participant (a copy of which certificate shall be sent by such Issuing Bank or such Participant to the Paying Agent), setting forth in reasonable detail the basis for the calculation of such additional amount or amounts necessary to compensate such Issuing Bank or such Participant. The certificate required to be delivered pursuant to this
Section 2.06 shall, absent manifest error, be final and conclusive and binding on the respective Dollar Revolving Loan Borrower.

                 SECTION 3.  Commitment Commission; Fees; Reductions of
Commitment.

                 3.01 Fees. (a) The Dollar Revolving Loan Borrowers jointly and severally agree to pay to the Paying Agent in Dollars for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment a commitment commission (the "Commitment Commission") for the period from and including the Effective Date to but excluding the Revolving Loan Maturity Date (or such earlier date as the Total Revolving Loan Commitment shall have been terminated), computed at a rate per annum equal to the Applicable Commitment Commission Percentage (as in effect from time to time) on the daily average Unutilized Revolving Loan Commitment of such Lender. Accrued Commitment Commission shall be due and payable in arrears on each F&I Payment Date and on the Revolving Loan Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

                 (b) The respective Dollar Revolving Loan Borrower agrees to pay to the Paying Agent for distribution to each Non-Defaulting Lender with a Revolving Loan Commitment (based on their respective Dollar Percentages or, for periods from and after the occurrence of a Sharing Event, their respective RL Percentages) in Dollars, a fee in respect of each Letter of Credit issued for the account of such Dollar Revolving Loan Borrower hereunder (the "Letter of Credit Fee"), in each case for the period from and including the date of issuance of the respective Letter of Credit to and including the date of termination of such Letter of Credit (or, in the case of a Trade Letter of Credit, the date of the stated expiration thereof), computed at a rate per annum equal to the Applicable Margin for Revolving Loans maintained as Eurodollar Loans (as in effect from time to time) on the daily average Stated Amount of such Letter of Credit. Accrued Letter of Credit Fees shall be due and payable in arrears on each F&I Payment Date and on the Revolving Loan Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

                 (c) The respective Dollar Revolving Loan Borrower agrees to pay to each Issuing Bank, for its own account, in Dollars, a facing fee in respect of each Letter of Credit issued for the account of such Dollar Revolving Loan Borrower by such Issuing Bank (the "Facing Fee"), for the period from and including the date of issuance of such Letter of Credit to and including the date of the termination of such Letter of Credit (or, in the case of a Trade Letter of Credit, the date of stated expiration thereof), computed at a rate equal to 1/4 of 1% per annum of the daily average Stated Amount of such Letter of Credit; provided that in no event shall the annual Facing Fee with respect to any Letter of Credit be less than $500. Accrued Facing Fees shall be due and payable in arrears on each F&I Payment Date and on the Revolving Loan Maturity Date or such earlier date upon which the Total Revolving Loan Commitment is terminated.

                 (d) The respective Dollar Revolving Loan Borrower shall pay, upon each payment under, issuance of, or amendment to, any Letter of Credit, such amount as shall at the time of such event be the administrative charge and the reasonable expenses which the applicable Issuing Bank is generally imposing for payment under, issuance of, or amendment to, Letters of Credit issued by it.

                 (e) At the time of the incurrence of each Bankers' Acceptance Loan, Acceptance Fees shall be paid by the respective Alternate Currency Revolving Loan Borrower as required by, and in accordance with, clause
(g) of Schedule III.

                 (f) The Borrowers shall pay to the Agents, for their own accounts, such other fees as have been agreed to in writing by the Borrowers and the Agents.

                 3.02 Voluntary Termination or Reduction of Total Unutilized Revolving Loan Commitment. Upon at least three Business Days' prior notice to the Paying Agent at the Notice Office (which notice the Paying Agent shall promptly transmit to each of the Lenders), the Corporation shall have the right, at any time or from time to time, without premium or penalty, to terminate or partially reduce the Total Unutilized Revolving Loan Commitment; provided that (x) any partial reduction pursuant to this Section 3.02 shall be in an amount of at least $5,000,000 or, if greater, in integral multiples of $5,000,000 thereof. Each reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 3.02 shall apply to reduce the Revolving Loan Commitments of the various RL Lenders pro rata based on their respective RL Percentages. At the time of each reduction to the Revolving Loan Commitment of any Lender pursuant to this Section 3.02, the Corporation shall specify the amount of such reduction to apply to the various Alternate Currency Revolving Loan Sub-Commitments of such Lender and to the Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender (the sum of which must equal the reduction to the Revolving Loan Commitment of such Lender); provided that all Lenders with Alternate Currency Revolving Loan Sub-Commitments relating to a given Alternate Currency shall be treated in a consistent fashion (i.e., with no reductions, or with proportionate reductions, to their respective Alternate Currency Revolving Loan Sub-Commitments) at the time of any reduction to the Total Unutilized Revolving Loan Commitment pursuant to this Section 3.02. In the absence of a designation by the Corporation pursuant to this Section 3.02, the amount of any reduction to the Revolving Loan Commitment of any Lender pursuant to this Section 3.02 shall apply (i) first, to reduce the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective Lender and (ii) second, to the extent in excess thereof, to reduce the Alternate Currency Revolving Loan Sub-Commitments of such Lender in each case on a pro rata basis.

                 3.03 Mandatory Reduction of Commitments. (a) The Total Commitment (and the Tranche I Term Loan Commitment, the Tranche II Term Loan Commitment, the Revolving Loan Commitment, each Alternate Currency Revolving Loan Sub-Commitment and the Non-Alternate Currency Revolving Loan Sub-Commitment of each Lender) shall terminate in their entirety on March 15, 1998 unless the Initial Borrowing Date has occurred on or before such date.

                 (b) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche I Term Loan Commitment shall (i) terminate in its entirety (to the extent not theretofore terminated) on the Initial Borrowing Date (after giving effect to the making of Tranche I Term Loans on such date) and (ii) prior to the termination of the Total Tranche I Term Loan Commitment as provided in preceding clause (i), be reduced from time to time to the extent required by Section 4.02.

                 (c) In addition to any other mandatory commitment reductions pursuant to this Section 3.03, the Total Tranche II Term Loan Commitment shall (i) terminate in its entirety (to the extent not theretofore terminated) on the Initial Borrowing Date (after giving effect to the making of Tranche II Term Loans on such date) and (ii) prior to the termination of the Total Tranche II Term Loan Commitment as provided in preceding clause (i), be reduced from time to time to the extent required by Section 4.02.

                 (d) Each reduction to the Total Tranche I Term Loan Commitment, the Total Tranche II Term Loan Commitment and the Total Revolving Loan Commitment pursuant to this Section 3.03 (or pursuant to Section 4.02) shall be applied proportionately to reduce the Tranche I Term Loan Commitment, the Tranche II Term Loan Commitment or the Revolving Loan Commitment, as the case may be, of each Lender with such a Commitment.

                 SECTION 4.  Prepayments; Payments; Taxes.

                 4.01 Voluntary Prepayments. Each Borrower shall have the right to prepay the Loans made to such Borrower, without premium or penalty, in whole or in part, at any time and from time to time on the following terms and conditions:

                (i) such Borrower shall give the Paying Agent at the Notice Office written notice (or telephonic notice promptly confirmed in writing) of (1) its intent to prepay such Loans, (2) whether Tranche I Term Loans, Tranche II Term Loans, Dollar Revolving Loans, Alternate Currency Revolving Loans or Swingline Loans shall be prepaid, (3) the amount of such prepayment and the Types of Loans to be prepaid and (4) in the case of Euro Rate Loans , the specific Borrowing or Borrowings pursuant to which made. Such notice shall be given by such Borrower prior to 12:00 Noon (local time where the respective Payment Office is located) (x) at least one Business Day prior to the date of such prepayment in the case of Term Loans, Dollar Revolving Loans maintained as Base Rate Loans or Canadian Dollar Revolving Loans maintained as Canadian Prime Rate Loans, (y) on the date of such prepayment in the case of Swingline Loans and (z) at least one Business Day prior to the date of such prepayment in the case of Loans maintained as Euro Rate Loans, which notice (except in the case of Swingline Loans) the Paying Agent shall promptly transmit to each of the Lenders with Loans of the respective Tranche and Type;

               (ii) each prepayment shall be in an aggregate principal amount at least equal to the Minimum Borrowing Amount for the applicable Tranche and Type of Loans, provided that if any partial prepayment of Euro Rate Loans made pursuant to any Borrowing shall reduce the outstanding Euro Rate Loans made pursuant to such Borrowing to an amount less than the respective Minimum Borrowing Amount for such Tranche and Type of Loans, then such Borrowing (x) in the case of Dollar Loans, may not be continued as a Borrowing of Euro Rate Loans and any election of an Interest Period with respect thereto shall have no force or effect and (y) in the case of Alternate Currency Revolving Loans, shall be repaid in full at such time;

              (iii) prepayments of Bankers' Acceptance Loans may not be made prior to the maturity date of the respective Bankers' Acceptances;

               (iv) each prepayment in respect of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans, provided that
         (x) so long as no Default or Event of Default is then in existence, at any time when the sum of the aggregate principal amount of Dollar Revolving Loans, Competitive Bid Loans, Swingline Loans and Letter of Credit Outstandings exceeds the Total Non-Alternate Currency Revolving Loan Sub-Commitment (with the amount of such excess being herein called the "Total Non-Alternate Currency Revolving Loan Sub-Commitment Excess") , the respective Borrower may, to the extent of such Total Non-Alternate Currency Revolving Loan Sub-Commitment Excess, make prepayments of principal of Dollar Revolving Loans to the Lenders which have, or have Affiliates that have, Alternate Currency Revolving Loan Sub-Commitments on the basis of their Alternate Currency Percentages as same relate to a given Alternate Currency (with the respective Borrower to designate the Borrowing or Borrowings, or portions thereof, being prepaid), with the intent of creating availability for subsequent Alternate Currency Revolving Loans in the respective Alternate Currency and (y) at the respective Borrower's election in connection with any prepayment pursuant to this
         Section 4.01(a), any prepayment in respect of Revolving Loans shall not be applied to any Revolving Loan of a Defaulting Lender;

                (v) each voluntary prepayment of Tranche II Term Loans shall apply to reduce the then remaining Tranche II Scheduled Repayments on a pro rata basis (based upon the then remaining principal amounts of such Tranche II Scheduled Repayments, after giving effect to all prior reductions thereto);

               (vi) each voluntary prepayment of Tranche I Term Loans pursuant to this Section 4.01 shall apply to reduce the amount of the Tranche I Scheduled Repayment; and

              (vii) no Competitive Bid Loan may be prepaid without the consent of the Lender that made such Competitive Bid Loan.

                 4.02 Mandatory Repayments and Commitment Reductions. (a)(i) On any day on which the Aggregate Revolving Credit Exposure exceeds the Total Revolving Loan Commitment as then in effect, the Borrowers shall prepay on such day the principal of outstanding Swingline Loans and, after the Swingline Loans have been repaid in full, the Revolving Loan Borrowers shall repay the principal of outstanding Revolving Loans (other than Bankers' Acceptance Loans where the underlying Bankers' Acceptances have not yet matured) (allocated between Dollar

Revolving Loans and Alternate Currency Revolving Loans as the Revolving Loan Borrowers may elect) in an amount (for this purpose, taking the Dollar Equivalent of payments in any Alternate Currency made with respect to the Alternate Currency Loans) equal to such excess. If, after giving effect to the prepayment of all outstanding Swingline Loans and Revolving Loans (other than Bankers' Acceptance Loans as referenced in the immediately preceding sentence), the sum of the outstanding Bankers' Acceptance Loans (for this purpose, using the Dollar Equivalent of the Face Amounts thereof) , Competitive Bid Loans and Letter of Credit Outstandings exceeds the Total Revolving Loan Commitment then in effect, (i) an amount equal to the lesser of such excess and the then outstanding Face Amount of all Bankers' Acceptances shall be deposited by the respective Borrower with the Paying Agent as cash collateral for the obligations of the respective Alternate Currency Revolving Loan Borrower or Borrowers to the Alternate Currency Lenders (rounded up to the nearest integral multiple of Cdn.$100,000) in respect of an equivalent Face Amount of outstanding Bankers' Acceptances accepted by the Alternate Currency Lenders which shall be paid to and applied by the Alternative Currency Lenders, in satisfaction of the obligations to the Alternate Currency Lenders of the respective Alternate Currency Revolving Loan Borrower or Borrowers in respect of such Banker's Acceptances, on the maturity date thereof, (ii) to the extent such excess exceeds the amount applied pursuant to preceding clause (i), such remaining excess or, if less, an amount equal to the then outstanding principal amount of Competitive Bid Loans shall be paid by the respective Borrowers to the Paying Agent to be held as cash collateral for the repayment of such Competitive Bid Loans at maturity and (iii) to the extent such excess exceeds the amount applied pursuant to preceding clauses (i) and (ii), the respective Borrowers shall pay to the Paying Agent cash or Cash Equivalents in an amount equal to the amount of such excess (less the amount applied pursuant to preceding clauses (i) and (ii)) (up to a maximum amount equal to the Letter of Credit Outstandings at such time), such cash or Cash Equivalents to be held as security for all obligations of the respective Borrowers hereunder and under the other Credit Documents in a cash collateral account (and invested from time to time in Cash Equivalents selected by the Paying Agent) to be established by the Paying Agent.

                 (ii) If on any date the Dollar Equivalent of the aggregate outstanding principal amount (or Face Amount, as the case may be) of Alternate Currency Revolving Loans incurred in a given Alternative Currency exceeds the sum of the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders relating to such Alternate Currency as then in effect (or, if less in the case of Canadian Dollar Revolving Loans, the Total Canadian Revolving Loan Sub-Commitment as then in effect, after giving effect to any adjustments pursuant to Section 1.18), the respective Alternate Currency Revolving Loan Borrowers shall prepay on such day the principal of outstanding Alternate Currency Revolving Loans (for this purpose, taking the Dollar Equivalent of payments in any Alternate Currency made with respect to Alternate Currency Revolving Loans) made in the respective Alternate Currency (other than Bankers' Acceptance Loans where the underlying Bankers' Acceptances have not matured) equal to such excess. In the case of Canadian Dollar Revolving Loans, if after giving effect to the prepayment of all outstanding Canadian Dollar Revolving Loans (other than Bankers' Acceptance Loans where the underlying Bankers' Acceptances have not yet matured), the sum of the aggregate Face Amount of outstanding Bankers' Acceptance Loans (for this purpose, using the Dollar Equivalent of the Face Amounts thereof) exceeds the sum of the Alternate Currency Revolving Loan Sub-Commitments of the various Alternate Currency Lenders relating to Canadian Dollars as then in effect (or, if less, the Total Canadian Dollar Revolving Loan Sub-Commitment as then in effect, after giving effect to any adjustments pursuant to Section 1.18), an amount equal to such excess shall be deposited by the respective Alternate Currency Revolving Loan Borrower with the Paying Agent as cash collateral for the obligations of the respective Alternate Currency Revolving Loan Borrower or Borrowers to the Alternate Currency Lenders (rounded up to the nearest integral multiple of Cdn.$100,000) in respect of an equivalent Face Amount of outstanding Bankers' Acceptances accepted by the Alternate Currency Lenders which shall be paid to and applied by the Alternative Currency Lenders, in satisfaction of the obligations to the Alternate Currency Lenders of the respective Alternate Currency Revolving Loan Borrower or Borrowers in respect of such Banker's Acceptances, on the maturity date thereof.

                 (b)(i) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on the date set forth below, the Corporate Borrowers shall be required to repay that principal amount of Tranche I Term Loans, to the extent then outstanding, as is set forth opposite such date (such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(c) through (j), inclusive, the "Tranche I Scheduled Repayment," and such date, the "Tranche I Scheduled Repayment Date"):

                                  Tranche I
                          Scheduled Repayment Date            Amount
                          ------------------------            ------
                 Tranche I Maturity Date                   $1,000,000,000


                 (ii) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date set forth below, the Corporate Borrowers shall be required to repay that principal amount of Tranche II Term Loans, to the extent then outstanding, as is set forth opposite such date (each such repayment, as the same may be reduced as provided in Sections 4.01 and 4.02(c) through (j), inclusive, a "Tranche II Scheduled Repayment," and each such date, a "Tranche II Scheduled Repayment Date"):

                                   Tranche II
                            Scheduled Repayment Date          Amount
                            ------------------------          ------
                 May 23, 2000                              $ 25,000,000
                 August 23, 2000                           $ 25,000,000
                 November 23, 2000                         $ 25,000,000
                 February 23, 2001                         $ 25,000,000

                 May 23, 2001                              $ 50,000,000
                 August 23, 2001                           $ 50,000,000
                 November 23, 2001                         $ 50,000,000
                 February 23, 2002                         $ 50,000,000

                                   Tranche II
                            Scheduled Repayment Date          Amount
                            ------------------------          ------
                 May 23, 2002                              $ 50,000,000
                 August 23, 2002                           $ 50,000,000
                 November 23, 2002                         $ 50,000,000
                 Tranche II Maturity Date                  $550,000,000


                 (c) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which either Parent Company receives any cash proceeds from any capital contribution or any sale or issuance of its common stock (including shares of beneficial interest which are substantially equivalent to common stock) or Perpetual Preferred Stock (other than issuances of common stock (including shares of beneficial interest which are substantially equivalent to common stock) the proceeds of which are utilized by the Parent Companies to (x) satisfy obligations with respect to ITT LSARs, or (y) repurchase outstanding UBS Shares to the extent permitted by Section 9.03(a)(vi)) an amount (the "Equity Proceeds Amount") equal to the Applicable Equity Percentage of the Net Proceeds of such capital contribution or sale or issuance shall be applied in accordance with the requirements of Sections 4.02(i) and (j).

                 (d) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which either Parent Company or any of its Subsidiaries receives any cash proceeds from the incurrence by such Parent Company or any of its Subsidiaries of Indebtedness for borrowed money (other than Indebtedness for borrowed money permitted to be incurred pursuant to Section 9.04 as such
Section is in effect on the Effective Date) or the issuance or sale of equity (other than common stock of the Parent Companies and Perpetual Preferred Stock), an amount equal to the Applicable Debt Percentage of the Net Proceeds of the respective incurrence of Indebtedness or the respective issuance or sale of equity shall be applied in accordance with the requirements of Sections 4.02(h) and (j).

                 (e) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date after the Effective Date upon which either Parent Company or any of its Subsidiaries receives cash proceeds from any Asset Sale or any Scheduled Asset Disposition, or any Subsidiary of the Parent Companies receives cash proceeds from any sale or issuance of its equity, an amount equal to the Applicable Asset Sale Percentage of the Net Proceeds therefrom shall be applied in accordance with the requirements of Sections 4.02(h) and (j); provided that, Net Proceeds received in respect of Asset Sales made pursuant to, and in accordance with the requirements of, clause (viii) of Section 9.02 shall not (subject to compliance with the last two provisos of Section 9.02(viii)) be required to be so applied on such date so long as no Specified Default, and no Event of Default, then exists and the Parent Companies deliver a certificate to the Paying Agent on or prior to such date stating that such Net Proceeds shall be used (or contractually committed to be used) to purchase assets used or to be used in the businesses referred to in Section 9.15 within 360 days (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness) following the date of such Asset Sale (which certificate shall set forth the estimates of the proceeds to be so expended), provided further, that (1) if all or any portion of such Net Sale Proceeds not so applied as a mandatory repayment are not so used (or contractually committed to be used) within such 360 day period (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness), such remaining portion shall be applied on the last day of such period as provided above in this Section 4.02(e) (without regard to the first proviso herein) and (2) if all or any portion of such Net Sale Proceeds are not required to be applied as a mandatory repayment and/or commitment reduction pursuant to the preceding proviso because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration as provided in this Section 4.02(e) (without regard to the first proviso herein).

                 (f) In addition to any other mandatory repayments pursuant to this Section 4.02, on each Excess Cash Payment Date, an amount equal to the Applicable ECF Percentage of Excess Cash Flow for the relevant Excess Cash Payment Period shall be applied in accordance with the requirements of Sections 4.02(h) and (j).

                 (g) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, within 30 days following each date after the Effective Date on which either Parent Company or any of its Subsidiaries receives any proceeds from any Recovery Event, an amount equal to the Applicable Recovery Event Percentage of the proceeds of such Recovery Event (net of costs and taxes incurred in connection with such Recovery Event) shall be applied in accordance with the requirements of Sections 4.02(h) and (j), provided that so long as no Specified Default, and no Event of Default, then exists such proceeds shall not be required to be so applied on such date to the extent that (a) the Parent Companies have delivered a certificate to the Paying Agent on or prior to such date stating that such proceeds shall be used (or be contractually committed to be used) to replace or restore any properties or assets in respect of which such proceeds were paid within 540 days (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness) following the date of such Recovery Event (which certificate shall set forth the estimates of the proceeds to be so expended) and, provided further, that (1) if all or any portion of such proceeds not required to be applied as a mandatory repayment and/or commitment reduction pursuant to the preceding proviso are not so used (or contractually committed to be used) within 540 days (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness) after the date of receipt of proceeds from the respective Recovery Event, then, such remaining portion not used shall be applied on the date which is 540 days (or earlier to the extent required to be so applied pursuant to the terms of any outstanding Indebtedness) following the date of receipt of proceeds from the respective Recovery Event in accordance with the requirements of Section 4.02(h) and (j) and (2) if all or any portion of such proceeds not required to be applied as a mandatory repayment and/or commitment reduction pursuant to the preceding proviso because such amount is contractually committed to be used and subsequent to such date such contract is terminated or expires without such portion being so used, then such remaining portion shall be applied on the date of such termination or expiration in accordance with the requirements of
Section 4.02 (h) and (j).

                 (h) Each amount required to be applied pursuant to this clause (h) as a result of the requirements of Sections 4.02(d) through (g), inclusive, and (k) shall be applied (after any conversion by the respective Borrower of any amounts received in a currency other than the relevant Applicable Currency or Applicable Currencies, into the respective Applicable Currency or

Applicable Currencies): (i) first, to repay the outstanding principal amount of Tranche I Term Loans (or, if the Initial Borrowing Date has not yet occurred, to reduce the Total Tranche I Term Loan Commitment), (ii) second, to the extent in excess thereof, to repay the outstanding principal amount of Tranche II Term Loans (or, if the Initial Borrowing Date has not yet occurred, to reduce the Total Tranche II Term Loan Commitment), and (iii) third, to the extent in excess thereof (except with respect to repayments pursuant to Section 4.02(f)), to repay (without a corresponding commitment reduction) the outstanding principal amount of Swingline Loans and Revolving Loans other than Bankers' Acceptance Loans (allocated between Dollar Revolving Loans and Alternate Currency Revolving Loans as the relevant Borrowers may elect). All mandatory repayments of Tranche I Term Loans (and the amount of each reduction to the Total Tranche I Term Loan Commitment) made pursuant to Sections 4.02(d) through (g), inclusive, shall be applied to reduce the then remaining Tranche I Scheduled Repayment. All mandatory repayments of Tranche II Term Loans (and the amount of each reduction to the Total Tranche II Term Loan Commitment) made pursuant to Section 4.02(e) shall be applied to reduce the then remaining Tranche II Scheduled Repayments in direct order of maturity. All mandatory repayments of Tranche II Term Loans (and the amount of each reduction to the Total Tranche II Term Loan Commitment) made pursuant to Sections 4.02(d), (f) and (g) shall be applied to reduce the then remaining Tranche II Scheduled Repayments on a pro rata basis (based upon the then remaining amount of each Tranche II Scheduled Repayment, after giving effect to all prior reductions thereto).

                 (i) Each Equity Proceeds Amount shall be applied (after any conversion by the respective Borrower of any amounts received in a currency other than the relevant Applicable Currency or Applicable Currencies, into the respective Applicable Currency or Applicable Currencies) to repay (without a corresponding commitment reduction) the outstanding principal amount of Revolving Loans (allocated between Dollar Revolving Loans and Alternate Currency Revolving Loans as the Borrowers elect) and Swingline Loans. For the avoidance of doubt, to the extent any Equity Proceeds Amount required to repay the principal of then outstanding Revolving Loans and/or Swingline Loans pursuant to this Section 4.02(i) exceeds the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding, such excess shall be retained by the Person that received such cash proceeds to be used for such Person's and its Subsidiaries working capital and general corporate purposes (including, without limitation, to finance Permitted Acquisitions).

                 (j) With respect to each repayment of Loans required by this Section 4.02, the respective Borrower may designate the Types of Loans of the respective Tranche which are to be repaid and, in the case of Euro Rate Loans and Bankers' Acceptance Loans, the specific Borrowing or Borrowings of the respective Tranche pursuant to which made, provided that: (i) in the case of repayments of Dollar Loans, repayments of Eurodollar Loans of the respective Tranche pursuant to this Section 4.02 may only be made on the last day of an Interest Period applicable thereto unless all Eurodollar Loans of the respective Tranche with Interest Periods ending on such date of required repayment and all Base Rate Loans of the respective Tranche have been paid in full; (ii) if any repayment of Euro Rate Loans made pursuant to a single Borrowing shall reduce the outstanding Loans made pursuant to such Borrowing to an amount less than the respective Minimum Borrowing Amount for the respective Tranche and Type of Loan, such Borrowing (x) in the case of Dollar Loans, shall be converted at the end of the then current Interest Period into a

Borrowing of Base Rate Loans and (y) in the case of Alternate Currency Revolving Loans, shall be repaid in full at the end of the then current Interest Period; (iii) no repayment of Bankers' Acceptance Loans may be made prior to the maturity date of the related Bankers' Acceptances; and (iv) each repayment of any Loans made pursuant to a Borrowing shall be applied pro rata among such Loans. In the absence of a designation by the respective Borrower as described in the preceding sentence, the Paying Agent shall, subject to the above, make such designation in its sole discretion. Notwithstanding the foregoing provisions of this Section 4.02, if at any time the mandatory prepayment of Loans pursuant to Sections 4.02(c) through (g) above would result, after giving effect to the procedures set forth above, in any Borrower incurring breakage costs under Section 1.12 as a result of Eurodollar Loans being prepaid other than on the last day of an Interest Period applicable thereto (the "Affected Eurodollar Loans"), then the respective Borrower may in its sole discretion initially deposit a portion (up to 100%) of the amounts that otherwise would have been paid in respect of the Affected Eurodollar Loans with the Paying Agent (which deposit must be equal in amount to the amount of Affected Eurodollar Loans not immediately prepaid) to be held as security for the obligations of such Borrower hereunder pursuant to a cash collateral agreement (which shall permit investments in Cash Equivalents satisfactory to the Paying Agent) to be entered into in form and substance reasonably satisfactory to the Paying Agent, with such cash collateral to be directly applied upon the first occurrence (or occurrences) thereafter of the last day of an Interest Period applicable to the relevant Loans that are Eurodollar Loans (or such earlier date or dates as shall be requested by such Borrower), to repay an aggregate principal amount of such Loans equal to the Affected Eurodollar Loans not initially repaid pursuant to this sentence. Notwithstanding anything to the contrary contained in the immediately preceding sentence, all amounts deposited as cash collateral pursuant to the immediately preceding sentence shall be held for the benefit of the Lenders whose Loans would otherwise have been immediately repaid with the amounts deposited and upon the taking of any action by the Paying Agent or the Lenders pursuant to the remedial provisions of Section 10, any amounts held as cash collateral pursuant to this Section 4.02(j) shall, subject to the requirements of applicable law, be immediately applied to the relevant Loans.

                 (k) In addition to any other mandatory repayments or commitment reductions pursuant to this Section 4.02, on each date on which a Borrower or any Subsidiary of a Borrower makes any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any Person, money or securities before due for the purpose of paying when due), exchange or purchase, redeem or acquire for value (whether as a result of a change of control, the consummation of asset sales or otherwise) any Senior Note (but excluding repayments of Senior Secured Bridge Notes to the extent made with the net cash proceeds of any issuance of Permanent Senior Notes), an amount equal to the amount of such payment, prepayment, redemption, acquisition, exchange, or purchase shall be applied in accordance with the requirements of Sections 4.02(h) and (j).

                 (l) Notwithstanding anything to the contrary contained in this Agreement or in any other Credit Document, (i) all then outstanding Swingline Loans shall be repaid in full on the Swingline Expiry Date, (ii) all then outstanding Competitive Bid Loans shall be repaid in full on the respective Competitive Bid Loan Maturity Date and (iii) all then outstanding Term Loans and Revolving Loans shall be repaid in full on the respective Maturity Date.

                 4.03 Method and Place of Payment. Except as otherwise specifically provided herein, all payments under this Agreement or any Note shall be made to the Paying Agent for the account of the Lender or Lenders entitled thereto not later than 12:00 Noon (local time in the city in which the Payment Office for the respective payments is located) on the date when due and shall be made in (x) Dollars in immediately available funds at the appropriate Payment Office of the Paying Agent in respect of any obligation of the Borrowers under this Agreement except as otherwise provided in the immediately following clause (y) and (y) subject to the provisions of Section 1.17, the relevant Applicable Currency in immediately available funds at the appropriate Payment Office of the Paying Agent, if such payment is made in respect of (i) principal of, the Face Amount of or interest on Alternate Currency Loans, or
(ii) any increased costs, indemnities or other amounts owing with respect to Alternate Currency Loans (or Commitments relating thereto), in the case of this clause (ii) to the extent the respective Lender which is charging same denominates the amounts owing in the relevant Applicable Currency. The Paying Agent will thereafter cause to be distributed on the same day (if payment was actually received by the Paying Agent prior to 12:00 Noon (local time in the city in which such payments are to be made)) like funds relating to the payment of principal, interest or Fees ratably to the Lenders entitled thereto. Any payments under this Agreement which are made later than 12:00 Noon (local time in the city in which such payments are to be made) shall be deemed to have been made on the next succeeding Business Day. Whenever any payment to be made hereunder or under any Note shall be stated to be due on a day which is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day and, with respect to payments of principal, interest and fees shall be payable at the applicable rate during such extension.

                 4.04 Net Payments. (a) All payments made by any Borrower hereunder or under any Note will be made without setoff, counterclaim or other defense. Except as provided in Sections 4.04(b) and (c), all such payments will be made free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any political subdivision or taxing authority thereof or therein with respect to such payments (but excluding, except as provided in the second succeeding sentence, any tax imposed on or measured by the net income or profits of a Lender pursuant to the laws of the jurisdiction in which it is organized or the jurisdiction in which the principal office or applicable lending office of such Lender is located or any subdivision thereof or therein) and all interest, penalties or similar liabilities with respect thereto (all such non-excluded taxes, levies, imposts, duties, fees, assessments or other charges being referred to collectively as "Taxes"). If any Taxes are so levied or imposed, the respective Borrower agrees to pay the full amount of such Taxes, and such additional amounts as may be necessary so that every payment of all amounts due under this Agreement or under any Note, after withholding or deduction for or on account of any Taxes, will not be less than the amount provided for herein or in such Note. If any amounts are payable in respect of Taxes pursuant to the preceding sentence, the respective Borrower agrees to reimburse each Lender, upon the written request of such Lender, for the net additional amount of taxes imposed on or measured by the net income or profits of such Lender pursuant to the laws of the jurisdiction in which the principal office or applicable lending office of such Lender is located or under the laws of any political subdivision or taxing authority of any such jurisdiction in which the principal office or applicable lending office of such Lender is located and for any withholding of taxes as such

Lender shall determine are payable by, or withheld from, such Lender in respect of such amounts so paid to or on behalf of such Lender pursuant to the preceding sentence and in respect of any amounts paid to or on behalf of such Lender pursuant to this sentence. The respective Borrower will furnish to the Paying Agent within 45 days after the date the payment of any Taxes is due pursuant to applicable law certified copies of tax receipts evidencing such payment by the respective Borrower. Each Borrower agrees to indemnify and hold harmless each Lender, and reimburse such Lender upon its written request, for the amount of any Taxes so levied or imposed and paid by such Lender.

                 (b) Each Lender that is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) agrees to deliver to the Parent Companies and the Paying Agent on or prior to the Effective Date, or in the case of a Lender that is an assignee or transferee of an interest under this Agreement pursuant to Section 1.14 or 13.04 (unless the respective Lender was already a Lender hereunder immediately prior to such assignment or transfer), on the date of such assignment or transfer to such Lender, (i) two accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001 (or successor forms) certifying to such Lender's entitlement as of such date to a complete exemption from United States withholding tax with respect to payments to be made under this Agreement and under any Note, or (ii) if the Lender is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224 pursuant to clause (i) above, (x) a certificate substantially in the form of Exhibit E (any such certificate, a "Section 4.04(b)(ii) Certificate") and (y) two accurate and complete original signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Lender's entitlement to a complete exemption from United States withholding tax with respect to payments of interest to be made under this Agreement and under any Note. In addition, each Lender agrees that from time to time after the Effective Date, when a lapse in time or change in circumstances renders the previous certification obsolete or inaccurate in any material respect, it will deliver to the Parent Companies and the Paying Agent two new accurate and complete original signed copies of Internal Revenue Service Form 4224 or 1001, or Form W-8 and a Section 4.04(b)(ii) Certificate, as the case may be, and such other forms as may be required in order to confirm or establish the entitlement of such Lender to a continued exemption from or reduction in United States withholding tax with respect to payments under this Agreement and any Note, or it shall immediately notify the Parent Companies and the Paying Agent of its inability to deliver any such Form or Certificate in which case such Lender shall not be required to deliver any such Form or Certificate pursuant to this Section 4.04(b). Notwithstanding anything to the contrary contained in Section 4.04(a), but subject to Section 13.04(b) and the immediately succeeding sentence, (x) each Borrower shall be entitled, to the extent it is required to do so by law, to deduct or withhold income or similar taxes imposed by the United States (or any political subdivision or taxing authority thereof or therein) from interest, fees or other amounts payable hereunder for the account of any Lender which is not a United States person (as such term is defined in Section 7701(a)(30) of the Code) for U.S. Federal income tax purposes to the extent that such Lender has not provided to the Parent Companies U.S. Internal Revenue Service Forms that establish a complete exemption from such deduction or withholding and (y) the Borrowers shall not be obligated pursuant to Section 4.04(a) hereof to gross-up payments to be made to a Lender in respect of income or similar taxes imposed by the United States if (I) such Lender has not provided to the Parent Companies the Internal Revenue Service Forms required to be provided to the Parent Companies pursuant to this Section 4.04(b) or (II) in the case of a payment, other than interest, to a Lender described in clause (ii) above, to the extent that such forms do not establish a complete exemption from withholding of such taxes. Notwithstanding anything to the contrary contained in the preceding sentence or elsewhere in this
Section 4.04 and except as set forth in Section 13.04(b), each Borrower agrees to pay additional amounts and to indemnify each Lender in the manner set forth in Section 4.04(a) (without regard to the identity of the jurisdiction requiring the deduction or withholding) in respect of any amounts deducted or withheld by it as described in the immediately preceding sentence as a result of any changes that are effective after the Effective Date in any applicable law, treaty, governmental rule, regulation, guideline or order, or in the interpretation thereof, relating to the deducting or withholding of income or similar Taxes.

                 (c) Each Lender shall use reasonable efforts (consistent with legal and regulatory restrictions and subject to overall policy considerations of such Lender) to file any certificate or document or to furnish any information as reasonably requested by the respective Borrower pursuant to any applicable treaty, law or regulation if the making of such filing or the furnishing of such information would avoid the need for or reduce the amount of any additional amounts payable by the respective Borrower and would not, in the sole discretion of such Lender, be disadvantageous to such Lender.

                 SECTION 5. Conditions Precedent to Initial Credit Events. The obligation of each Lender to make Loans, and the obligation of any Issuing Bank to issue Letters of Credit, on the Initial Borrowing Date, is subject to the satisfaction of the following conditions:

                 5.01 Execution of Agreement; Notes. On or prior to the Initial Borrowing Date (i) the Effective Date shall have occurred and (ii) there shall have been delivered to the Paying Agent for the account of each of the Lenders (subject to Section 1.06(j)) the appropriate Notes executed by the appropriate Borrower or Borrowers, in each case in the amount, maturity and as otherwise provided herein.

                 5.02 Opinions of Counsel. On the Initial Borrowing Date, the Lead Agents shall have received from (i) Sidley & Austin, special counsel to the Credit Parties, an opinion addressed to the Lead Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-1, (ii) Sidley & Austin, special tax counsel to the Parent Companies, an opinion addressed to the Lead Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-2, (iii) Lionel Sawyer & Collins, special Nevada counsel to the Credit Parties, an opinion addressed to the Lead Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-3, (iv) Sterns & Weinroth, special New Jersey counsel to the Credit Parties, an opinion addressed to the Lead Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-4, (v) Roberto Rivera-Soto, Esq., General Counsel of Caesars World, Inc., an opinion addressed to the Lead Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-5, (vi) Sidley & Austin, special Federal Communications Commission counsel to the Credit Parties, an opinion addressed to the Lead Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-6, (vii) Dow,

Lohnes & Albertson PLLC, special Educational counsel to the Credit Parties, an opinion addressed to the Lead Agents, the Collateral Agent and each of the Lenders and dated the Initial Borrowing Date in the form set forth as Exhibit F-7, and (viii) such other special and local counsel as may be required by any Lead Agent, an opinion addressed to the Lead Agents, the Collateral Agent and the Lenders and dated the Initial Borrowing Date, and in each case covering such other matters incident to the transactions contemplated herein as any Lead Agent may reasonably request.

                 5.03 Corporate Documents; Proceedings; etc. (a) On the Initial Borrowing Date, the Lead Agents shall have received a certificate of each Credit Party, dated the Initial Borrowing Date, signed by an Authorized Officer of such Credit Party, and attested to by the Secretary or any Assistant Secretary of such Credit Party, in the form of Exhibit G with appropriate insertions, together with copies of the declaration of trust, certificate of incorporation or partnership agreement (or other equivalent organizational document) and by-laws of such Credit Party and the resolutions of such Credit Party referred to in such certificate, and the foregoing shall be reasonably acceptable to the Lead Agents.

                 (b) All corporate and legal proceedings and all instruments and agreements in connection with the transactions contemplated by this Agreement and the other Documents shall be reasonably satisfactory in form and substance to the Lead Agents and the Required Lenders, and the Lead Agents shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals and good standing certificates if any, which the Lead Agents reasonably may have requested in connection therewith, such documents and papers where appropriate to be certified by proper corporate or governmental authorities.

                 5.04 Fees, etc. On the Initial Borrowing Date, all costs, fees and expenses, and all other costs contemplated by this Agreement, due to the Lead Agents and the Lenders (including, without limitation, legal fees and expenses) shall have been paid to the extent then due.

                 5.05 Consummation of Acquisition; Issuance of Intercompany Mortgage Note; etc. (a) On the Initial Borrowing Date, the Acquisition shall have been consummated pursuant to the Acquisition Documents and all applicable laws, and each of the conditions precedent to the consummation of the Acquisition set forth in the Acquisition Documents shall have been satisfied and not waived, except with the consent of the Lead Agents, to the satisfaction of the Lead Agents. On or prior to the Initial Borrowing Date, there shall have been delivered to the Lead Agents true and correct copies of all Acquisition Documents, and all of the terms and conditions of such Acquisition Documents, as well as the structure of the Acquisition, shall be in form and substance reasonably satisfactory to the Lead Agents.

                 (b) As contemplated by clause (ii) of the definition of Acquisition, on the Initial Borrowing Date (and to effect the Acquisition), the Corporation shall have purchased Starwood REIT's shares of ITT by issuing the Intercompany Mortgage Note in the aggregate principal amount of $3,450,000,000 to Starwood REIT and by paying cash to Starwood REIT, or assuming obligations and liabilities of Starwood REIT and SLT RLP in respect of certain Existing Indebtedness, in the amount of $2,092,500,000. Furthermore, Starwood REIT shall have contributed the Intercompany Mortgage Note to SLT RLP. The Intercompany Mortgage Note shall provide for an interest rate per annum not to exceed 8.5%, and shall otherwise be on terms and conditions (including, without limitation, amortization, maturities, guarantees, covenants, defaults, remedies, sinking fund provisions, subordination provisions and other terms) satisfactory to the Lead Agents and the Required Lenders.

                 5.06 Senior Secured Bridge Notes. (a) On or prior to the Initial Borrowing Date, the Corporation shall have received gross cash proceeds of $2.5 billion from the issuance of a like principal amount of Senior Secured Bridge Notes. The Senior Secured Bridge Notes shall be obligations (which will be secured on an equal and ratable basis with the other obligations secured pursuant to the Pledge and Security Agreement) of the Corporation. The Corporation shall have utilized the full amount of the net cash proceeds received from the issuance of the Senior Secured Bridge Notes to make payments owing in connection with the Transaction prior to utilizing the proceeds of the Loans for such purpose.

                 (b) On or prior to the Initial Borrowing Date, there shall have been delivered to the Lead Agents true and correct copies of the Senior Secured Bridge Note Documents, and all of the terms and conditions of the Senior Secured Bridge Note Documents (including, without limitation, amortization, maturities, interest rates, guaranties, covenants, defaults, remedies, sinking fund provisions and other terms) shall be reasonably satisfactory to the Lead Agents. The issuance of the Senior Secured Bridge Notes shall have been consummated in accordance with the Senior Secured Bridge Note Documents and all applicable laws.

                 5.07 Indebtedness to be Refinanced. (a) On or prior to the Initial Borrowing Date, the total commitments in respect of the Indebtedness to be Refinanced shall have been terminated, and all loans and notes issued thereunder shall have been repaid in full, together with interest thereon, all letters of credit issued thereunder shall have been terminated or supported in a manner satisfactory to the respective letter of credit issuers, and all other amounts owing pursuant to Indebtedness to be Refinanced shall have been repaid in full and all documents in respect of the Indebtedness to be Refinanced and all guarantees with respect thereto shall have been terminated and be of no further force or effect except for continuing indemnification obligations described therein.

                 (b) On or prior to the Initial Borrowing Date, the creditors in respect to the Indebtedness to be Refinanced shall have terminated and released all security interests and Liens on the assets owned or to be owned by the Parent Companies or any of their Subsidiaries (including, without limitation, ITT and its Subsidiaries) granted in connection with the Indebtedness to be Refinanced. The Lead Agents shall have received such releases of security interests in and Liens on the assets owned or to be owned by the Parent Companies and their Subsidiaries as may have been reasonably requested by the Lead Agents, which releases shall be in form and substance reasonably satisfactory to the Lead Agents. Without limiting the foregoing, there shall have been delivered (i) proper termination statements (Form UCC-3 or the appropriate equivalent) for filing under the UCC of each jurisdiction where a financing statement (Form UCC-1 or the appropriate equivalent) was filed with respect to any Parent Company or any of their Subsidiaries, or their respective predecessors in interest, in connection with the security interests created with respect to the Indebtedness to be Refinanced and the documentation related thereto, (ii) terminations or assignments of any security interest in, or Lien on, any patents, trademarks, copyrights, or similar interests of the Parent Companies or any of their Subsidiaries, on which filings have been made, (iii) terminations of all mortgages, leasehold mortgages and deeds of trust created with respect to property of the Parent Companies or any of their Subsidiaries, or their respective predecessors in interest, in each case, to secure the obligations in respect of the Indebtedness to be Refinanced, all of which shall be in form and substance reasonably satisfactory to the Lead Agents and (iv) all collateral owned by the Parent Companies or any of their Subsidiaries in the possession of any of the creditors in respect of the Indebtedness to be Refinanced or any collateral agent or trustee under any related security document shall have been returned to the respective Parent Company or such Subsidiary, as the case may be.

                 (c) On or prior to the Initial Borrowing Date, there shall have been delivered to the Lead Agents true and correct copies of the Refinancing Documents, which Refinancing Documents shall be in full force and effect, and the terms and conditions of each of the Refinancing Documents shall be in form and substance satisfactory to the Lead Agents.

                 5.08 Outstanding Indebtedness and Preferred Stock. (a) On the Initial Borrowing Date, and after giving effect to the transactions described above, the Parent Companies and their Subsidiaries shall have no outstanding Indebtedness or Preferred Stock other than (i) Indebtedness pursuant to this Agreement, (ii) the Class A Exchangeable Preferred Shares,
(iii) the Class B Exchangeable Preferred Shares, (iv) the Preferred Partnership Units, (v) 34.4 million savings shares of CIGA, (vi) the Senior Secured Bridge Notes, (vii) the Intercompany Mortgage Note and the Assigned Starwood Note and
(viii) such Existing Indebtedness, if any, as is identified in Schedule 7.25 hereto (with, in the case of Affiliate Debt, normal fluctuations in the outstanding principal amounts thereof from the date of such Schedule), which shall remain outstanding and in effect after giving effect to the Transaction, with no defaults or events of default existing thereunder, with such exceptions as are satisfactory to the Lead Agents.

                 (b) On or prior to the Initial Borrowing Date, each Credit Party that is party to Intercompany Existing Indebtedness (other than Intercompany Existing Indebtedness of the type referred to in clauses (I) and
(II) of Section 9.05(viii)) shall have entered into a Subordination Agreement pursuant to which such Intercompany Existing Indebtedness is subordinated as to payment to the Obligations of each Credit Party obligated with respect to such Intercompany Existing Indebtedness.

                 5.09 Adverse Change, etc. (a) On or prior to the Initial Borrowing Date, nothing shall have occurred (and neither any Lead Agent nor the Lenders shall have become aware of any facts, conditions or other information not previously known to it) which any Lead Agent or the Required Lenders shall determine has had or could reasonably be expected to have a Material Adverse Effect.

                 (b) All necessary governmental (domestic and foreign) and third party approvals and/or consents (except for (x) receipt of a "final order" from the FCC, (y) consent from the United States Department of Education, certain State accreditation commission and certain State education authorities in respect of the change of control at ESI and (z) final consent from the N.J. Gaming Approval, which approvals and/or consents are not required to be obtained on or before the Initial Borrowing Date) in connection with any Credit Event and the Transaction, the other transactions contemplated by the Documents and otherwise referred to herein or therein shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any competent authority which restrains, prevents, or imposes materially adverse conditions upon, the consummation of any Credit Event and the Transaction or the other transactions contemplated by the Documents or otherwise referred to herein or therein. Additionally, there shall not exist any judgment, order, injunction or other restraint issued or filed or a hearing seeking injunctive relief or other restraint pending or notified prohibiting or imposing materially adverse conditions upon any Credit Event or the Transaction or the other transactions contemplated by the Documents.

                 5.10 Litigation. On the Initial Borrowing Date, no litigation by any entity (private or governmental) shall be pending or threatened with respect to this Agreement, any other Document or any documentation executed in connection herewith or therewith or the transactions contemplated hereby or thereby, or which any Lead Agent or the Required Lenders shall determine could reasonably be expected to have a Material Adverse Effect.

                 5.11 Guaranty. On the Initial Borrowing Date, each Guarantor (listed on part 1 of Schedule 7.16) shall have duly authorized, executed and delivered a guaranty in the form of Exhibit H (as amended, modified or supplemented from time to time, the "Guaranty"), guaranteeing all of the obligations of each of the Borrowers as more fully provided therein, and the Guaranty shall be in full force and effect.

                 5.12 Pledge and Security Agreement. On the Initial Borrowing Date, each Borrower and each Guarantor shall have duly authorized, executed and delivered a Pledge and Security Agreement in the form of Exhibit I (as amended, modified or supplemented from time to time, the "Pledge and Security Agreement"), covering each Credit Party's present and future rights and interest in all Pledge and Security Agreement Collateral, in each case together with:

                (i) proper Financing Statements (Form UCC-1) fully executed for filing under the UCC or other appropriate filing offices of each jurisdiction as may be necessary or, in the opinion of any Lead Agent, the Required Lenders or the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge and Security Agreement;

               (ii) copies of Requests for Information (Form UCC-11), or equivalent reports, listing all effective financing statements that name any Credit Party as debtor and that are filed in the jurisdictions referred to in preceding clause (i), together with copies of such financing statements (none of which shall cover the Pledge and Security Agreement Collateral except to the extent evidencing Permitted Liens);

              (iii) evidence of the completion of all other recordings and filings of, or with respect to, such Pledge and Security Agreement as may be necessary or, in the reasonable opinion of any Lead Agent, the Required Lenders or the Collateral Agent, desirable to perfect the security interests intended to be created by the Pledge and Security Agreement; and

               (iv) evidence that all other actions necessary or, in the opinion of any Lead Agent, the Required Lenders or the Collateral Agent, desirable to perfect the security interests purported to be created by the Pledge and Security Agreement have been taken.

                 In addition to the foregoing requirements, pursuant to the Pledge and Security Agreement, each Credit Party shall have delivered to the Collateral Agent, as Pledgee, all Pledged Securities referred to therein then owned by such Credit Party (to the extent evidenced by any certificate, note or other written instrument), together with executed and undated irrevocable stock powers in the case of Pledged Stock and together with irrevocable assignments in the case of Pledged Partnership Interests and Pledged Limited Liability Company Interests in each case which are evidenced by certificates, instruments, documents or other writings.

                 5.13 Pro Forma Balance Sheet; Projections; Financial Statements. On or prior to the Initial Borrowing Date, there shall have been delivered to the Lenders:

                (i) an unaudited pro forma combined balance sheet of the Parent Companies and their Subsidiaries dated as of a date satisfactory to the Lead Agents, after giving effect to the Transaction and the incurrence of all Indebtedness contemplated herein and prepared in accordance with generally accepted accounting principles, which pro forma balance sheet shall be in form and substance satisfactory to the Lead Agents and the Required Lenders; and

               (ii) projected financial and cash flow statements for the Parent Companies and their Subsidiaries for the period from the Initial Borrowing Date to and including at least December 31, 2002 (the "Projections"), which Projections (x) shall reflect the forecasted financial condition, income and expenses and cash flows of the Parent Companies and their Subsidiaries after giving effect to the Transaction and the related financing thereof and the other transactions contemplated hereby and thereby and (y) shall be in form and substance satisfactory to the Lead Agents and the Required Lenders.

                 5.14 Solvency Opinion; Environmental Analyses; Insurance Analyses. On the Initial Borrowing Date, there shall have been delivered to the Lead Agents:

                (i) a solvency opinion from an independent valuation firm satisfactory to the Lead Agents, addressed to the Lead Agents and the Lenders and dated the Initial Borrowing Date, setting forth the conclusions that, after giving effect to the Transaction, the Parent Companies and their Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by the indebtedness incurred in connection therewith, will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay debts as they mature;

               (ii) environmental and hazardous substance assessment and analyses in scope, and in form and substance, satisfactory to the Lead Agents and the results of which do not disclose any environmental liabilities or potential environmental liabilities reasonably likely to result in a Material Adverse Effect; and

              (iii) analyses and evidence of insurance complying with the requirements of Section 8.03 for the business and properties of the Parent Companies and their Subsidiaries, in scope, form and substance reasonably satisfactory to the Lead Agents and the Required Lenders.

                 5.15 Proxy Materials; etc. On or prior to the Initial Borrowing Date, there shall have been delivered to each Lender all proxy materials and similar notices, reports on prospectuses, sent to shareholders of the Parent Companies or ITT in connection with the Transaction, including, without limitation, copies of the Joint Proxy Statement.

                 5.16 ITT Acknowledgment. On the Initial Borrowing Date, and immediately after giving effect to the Acquisition, ITT shall have executed and delivered an acknowledgment and agreement in the form of Exhibit J hereto (the "ITT Acknowledgment").

                 5.17 World Directories Disposition. On or prior to the Initial Borrowing Date, ITT shall have disposed of World Directories in a transaction structured as described in a memorandum (the "WD Memorandum") from the Parent Companies previously delivered to the Lenders (with such transaction herein called the "WD Disposition"). Following the consummation of the WD Disposition, (i) the ownership interests in the various entities shown in the chart contained in the WD Memorandum shall be as described in the WD Memorandum, (ii) the Corporation shall have assumed the obligations of the REIT Borrowers as payor of the Assigned Starwood Note and (iii) Assigned Starwood Note LLC shall own the Assigned Starwood Note and shall have entered into a Subordination Agreement with respect thereto.

                 SECTION 6. Conditions Precedent to All Credit Events. The obligation of each Lender to make Loans (including Loans made on the Initial Borrowing Date, but excluding Mandatory Borrowings to be made thereafter, which shall be made as provided in Section 1.01(e)), and the obligation of any Issuing Bank to issue any Letter of Credit, is subject, at the time of each such Credit Event (except as hereinafter indicated), to the satisfaction of the following conditions:

                 6.01 No Default; Representations and Warranties. At the time of each such Credit Event and also after giving effect thereto (i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained herein and in the other Credit Documents shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on the date of such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                 6.02 Requirements of Law. The occurrence of the respective Credit Event on such date does not violate any Requirement of Law and is not enjoined, temporarily, preliminarily or permanently and no litigation shall be pending or threatened, which in the good faith judgment of any Lead Agent or the Required Lenders would enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, the respective Credit Event or any Credit Party's obligations with respect thereto.

                 6.03 No Material Adverse Effect. No event, act or condition shall have occurred after the Effective Date which, in the reasonable judgment of any Lead Agent or the Required Lenders, has had or could have a Material Adverse Effect.

                 6.04 Litigation. No actions, suits or proceedings shall be pending or, to the knowledge of any Borrower, threatened with respect to the Obligations or the Credit Documents, any Borrower, or with respect to the assets of such parties, which, if adversely determined, would have a Material Adverse Effect.

                 6.05 Notice of Borrowing; Competitive Bid Loans; Letter of Credit Request. (a) Prior to the making of each Loan (excluding Swingline Loans and Competitive Bid Loans), the Paying Agent shall have received a Notice of Borrowing meeting the requirements of Section 1.03(a). Prior to the making of any Swingline Loan, the Swingline Lender shall have received the notice required by Section 1.03(b)(i). Prior to the making of any Competitive Bid Loans, all of the applicable conditions specified in Section 1.04 shall have been satisfied.

                 (b) Prior to the issuance of each Letter of Credit, the Paying Agent and the respective Issuing Bank shall have received a Letter of Credit Request meeting the requirements of Section 2.03.

                 6.06 Election to Become a Alternate Currency Revolving Loan Borrower. Prior to the incurrence of any Revolving Loans by an Alternate Currency Revolving Loan Borrower which is not an Alternate Currency Revolving Loan Borrower on the Effective Date, the following additional conditions shall be satisfied:

                (i) such new Alternate Currency Revolving Loan Borrower shall have duly authorized, executed and delivered to the Paying Agent an Election to Become an Alternate Currency Revolving Loan Borrower in the form of Exhibit K, which shall be in full force and effect;

               (ii) such Alternate Currency Revolving Loan Borrower shall have duly authorized, executed and delivered to the Paying Agent for the account of each of the Alternate Currency Lenders (subject to Section 1.06(j)) the appropriate Alternate Currency Revolving Notes in the amount, maturity and as otherwise provided herein; and

              (iii) to the extent not previously accomplished, such Alternate Currency Revolving Loan Borrower (unless same is a Foreign Subsidiary of the Corporation) shall have duly authorized, executed and delivered to the Paying Agent counterparts of the Guaranty and the Pledge and Security Agreement to the extent applicable, together with (x) such financing statements and instruments required to be delivered by the Pledge and Security Agreement and (y) such other documents, certificates, resolutions, opinions and writings that would have been required to be delivered pursuant to Section 5 if such Alternate Currency Revolving Loan Borrower had been subject to such Section on the Effective Date, all of which shall be in form and substance reasonably satisfactory to the Paying Agent.

                 The acceptance of the proceeds of each Loan or the making of each Letter of Credit Request (occurring on the Initial Borrowing Date and thereafter) shall constitute a representation and warranty by each Credit Party to the Lead Agents and each of the Lenders that all the conditions specified in
Section 5 (with respect to Credit Events on the Initial Borrowing Date) and in this Section 6 (with respect to Credit Events on and after the Initial Borrowing Date) and applicable to such Credit Event exist as of that time. All of the Notes, certificates, legal opinions and other documents and papers referred to in Section 5 and in this Section 6, unless otherwise specified, shall be delivered to the Paying Agent at the Notice Office for the account of each of the Lenders and, except for the Notes, in sufficient counterparts or copies for each of the Lenders and shall be in form and substance reasonably satisfactory to the Lead Agents and the Required Lenders.

                 SECTION 7. Representations, Warranties and Agreements. In order to induce the Lenders to enter into this Agreement and to make the Loans, and issue (or participate in) the Letters of Credit as provided herein, each Borrower makes the following representations, warranties and agreements, in each case after giving effect to the Transaction, all of which shall survive the execution and delivery of this Agreement and the Notes and the making of the Loans and issuance of the Letters of Credit, with the occurrence of each Credit Event on or after the Initial Borrowing Date being deemed to constitute a representation and warranty that the matters specified in this Section 7 are true and correct in all material respects on and as of the date of each such Credit Event (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date).

                 7.01 Existence; Compliance with Law. Each Credit Party and each of its Subsidiaries (i) is a real estate investment trust or a corporation, limited liability company or limited partnership, or a qualified REIT subsidiary as specified herein, duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation; (ii) is duly qualified as a foreign corporation, limited liability company or limited partnership and in good standing under the laws of each jurisdiction where such qualification is necessary, except for failures which in the aggregate have no Material Adverse Effect; (iii) has all requisite corporate, limited liability company or partnership power and authority and the legal right to own, pledge and mortgage its properties, to lease (as lessee) the properties that it leases as lessee, to lease or sublease (as lessor) the properties it owns and/or leases (as lessee) and to conduct its business as now or currently proposed to be conducted; (iv) is in compliance with its declaration of trust or certificate of or formation and by-laws, regulations or partnership or operating agreement, as appropriate; (v) is in compliance with all other applicable Requirements of Law except for such non-compliances as in the aggregate have no Material Adverse Effect; and (vi) has all necessary licenses, permits, consents or approvals from or by, has made all necessary filings with, and has given all necessary notices to, each Governmental Authority having jurisdiction, to the extent required for such ownership, leasing and conduct, except for licenses, permits, consents or approvals which can be obtained by the taking of ministerial action to secure the grant or transfer thereof or failures which in the aggregate have no Material Adverse Effect.

                 7.02 Power; Authorization; Enforceable Obligations. (a) The execution, delivery and performance by each Credit Party of the Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby:

                (i) are within such Credit Party's corporate, partnership, limited liability company or trust powers, as appropriate;

               (ii) have been duly authorized by all necessary corporate, partnership, limited liability company or trust action, as appropriate, including, without limitation, the consent of stockholders, general and/or limited partners and members where required;

              (iii) do not and will not (A) contravene any Credit Party's or any of its Subsidiaries' respective declaration of trust, certificate of incorporation or formation or by-laws, regulations, partnership agreement, operating agreement or other comparable governing documents, (B) violate any other applicable Requirement of Law (including, without limitation, Regulations G, T, U and X of the Board of Governors of the Federal Reserve System), or any order or decree of any Governmental Authority or arbitrator, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of, any Contractual Obligation of any Loan Party or any of its Subsidiaries, other than the failure to obtain certain consents with respect to the Securitized Debt, the Hines Ground Leases and the Excluded Debt set forth on Schedule 7.02, which have been fully disclosed to the Lenders or (D) result in the creation or imposition of any Lien upon any of the Assets of any Credit Party or any of its Subsidiaries; and

               (iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority or any other Person, other than those which have been obtained or made, and each of which is in full force and effect and other than the failure to obtain certain consents with respect to the Securitized Debt, the Hines Ground Leases and the Excluded Debt set forth on Schedule 7.02, which have been fully disclosed to the Lenders.

                 (b) This Agreement and each of the other Documents has been duly executed and delivered by each Credit Party which is a party thereto. This Agreement and each other Document constitutes the legal, valid and binding obligation of each Credit Party which is a party thereto, enforceable against it in accordance with its terms except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditor's rights and remedies generally.

                 7.03 Financial Statements; Financial Condition; Undisclosed Liabilities; Projections; etc. (a) The separate and combined financial statements and financial statement schedules of Starwood REIT and its Subsidiaries and the Corporation and its Subsidiaries, as of December 31, 1996 and 1995, and for each of the two years in the period ended December 31, 1996, filed with the SEC as part of the Parent Companies' joint annual report on Form 10-K, fairly present in all material respects the separate and combined operations of the Parent Companies and their Subsidiaries for the respective fiscal years ended on such dates, and the separate and combined financial position of the Parent Companies and their Subsidiaries as at the dates of such balance sheets. Furthermore, the separate and combined financial statements of Starwood REIT and its Subsidiaries and the Corporation and its Subsidiaries, in each case as at September 30, 1997 and for the nine-month period ended on such date, fairly present in all material respects the separate and combined results of operations of the Parent Companies and their Subsidiaries for the nine-month period ended on such date, and the separate and combined financial position of the Parent Companies and their Subsidiaries at the date of such balance sheet. All such financial statements have been prepared in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes in the case of the September 30, 1997 financial statements.

                 (b) The consolidated balance sheet of ITT and its Subsidiaries at December 31, 1996 and September 30, 1997 and the related statements of consolidated income, consolidated cash flows and shareholders' equity of ITT and its Subsidiaries for the fiscal year or the nine-month period ended on such date, as the case may be, and furnished to the Lenders prior to the Initial Borrowing Date, fairly present in all material respects the consolidated results of operations of ITT and its Subsidiaries for the respective fiscal year or nine-month period ended on such date, as the case may be, and consolidated financial position of ITT and its Subsidiaries at the date of such balance sheet. All such consolidated financial statements have been prepared in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes in the case of the September 30, 1997 financial statements.

                 (c) The consolidated balance sheet of Westin and its Subsidiaries at December 31, 1996 and September 30, 1997 and the related statements of consolidated income, consolidated cash flows and shareholders' equity of Westin and its Subsidiaries for the fiscal year or the nine-month period ended on such date, as the case may be, and furnished to the Lenders prior to the Initial Borrowing Date, fairly present in all material respects the consolidated results of operations of Westin and its Subsidiaries for the respective fiscal year or nine-month period ended on such date, as the case may be, and consolidated financial position of Westin and its Subsidiaries at the date of such balance sheet. All such consolidated financial statements have been prepared in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes in the case of the September 30, 1997 financial statements.

                 (d) Since December 31, 1996 (but for this purpose, assuming that the Transaction had been consummated on such date), nothing has occurred that has had or could reasonably be expected to have a Material Adverse Effect.

                 (e) (i) On and as of the Initial Borrowing Date, after giving effect to the Transaction and to all Indebtedness (including the Loans) being incurred or assumed and Liens created by the Credit Parties in connection therewith, (a) the sum of the assets, at a fair valuation, of Starwood REIT and its Subsidiaries taken as a whole, the Corporation and its Subsidiaries taken as a whole and each Borrower on a stand-alone basis will exceed their respective debts; (b) Starwood REIT and its Subsidiaries taken as a whole, the Corporation and its Subsidiaries taken as a whole and each Borrower on a stand-alone basis have not incurred and do not intend to incur, and do not believe that they will incur, debts beyond their ability to pay such debts as such debts mature; and (c) Starwood REIT and its Subsidiaries taken as a whole, the Corporation and its Subsidiaries taken as a whole and each Borrower on a stand-alone basis will have sufficient capital with which to conduct their respective businesses. For purposes of this Section 7.05(e), "debt" means any liability on a claim, and "claim" means
(i) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured, or unsecured or (ii) right to an equitable remedy for breach of performance if such breach gives rise to a payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured, unmatured, disputed, undisputed, secured or unsecured.

                 (f) Except as disclosed in the financial statements delivered pursuant to Sections 7.05(a), (b) and (c) and the Indebtedness incurred in connection with the Transaction, there were as of the Initial Borrowing Date no liabilities or obligations with respect to Starwood REIT, the Corporation, ITT, Westin or any of their respective Subsidiaries of any nature whatsoever (whether absolute, accrued, contingent or otherwise and whether or not due) which, either individually or in aggregate, has had or could reasonably be expected to have a Material Adverse Effect. As of the Initial Borrowing Date, and except for the Transaction, no Borrower knows of any basis for the assertion against it or any of its Subsidiaries of any liability or obligation of any nature whatsoever that is not disclosed in the financial statements delivered pursuant to Sections 7.05(a), (b) and (c) which, either individually or in the aggregate, has had or could reasonably be expected to have a Material Adverse Effect.

                 (g) On and as of the Initial Borrowing Date, the Projections have been prepared in good faith and are based on reasonable assumptions under the then known facts and circumstances, and there are no statements or conclusions in any of the Projections which are based upon or include information known to any Borrower to be misleading in any material respect or which knowingly fail to take into account material information regarding the matters reported therein; it being understood, however, that (i) to the extent the Projections include forecasted results of ITT and its Subsidiaries and Westin and its Subsidiaries, such forecasted results were included in the Projections in reliance on the projections prepared by the existing management of ITT and Westin, as the case may be) and (ii) nothing contained herein shall constitute a representation that the results forecasted in such Projections will in fact be achieved. On the Initial Borrowing Date, each Borrower believes that the Projections are reasonable and attainable based upon the then known facts and circumstances, it being understood that nothing contained herein shall constitute a representation that the results forecasted in such Projections will in fact be achieved.

                 7.04 Litigation. There are no pending or, to the best knowledge of any Borrower, threatened actions, investigations or proceedings affecting either Parent Company, any of their respective Subsidiaries or any other Credit Party, or any of their respective Assets or revenues before any court, Governmental Authority or arbitrator, that in the aggregate, if adversely determined, would have a Material Adverse Effect. The performance of any action by any Credit Party required or contemplated by any of the Documents is not, to the best knowledge of any Borrower, restrained or enjoined (either temporarily, preliminarily or permanently), and, to the best knowledge of each Borrower, no material adverse condition has been imposed by any Governmental Authority or arbitrator upon any of the foregoing transactions contemplated by the aforementioned documents.

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                 7.05  True and Complete Disclosure.  All factual information
(other than the Projections, which are covered in Section 7.03(g)) (taken as a whole) furnished by any Credit Party in writing to the Paying Agent or any Lender (including, without limitation, all information contained in the Documents, the Joint Proxy Statement and the Bank Information Memorandum), is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of any Credit Party in writing to the Paying Agent or any Lender will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading in any material respect at such time in light of the circumstances under which such information was provided.

                 7.06 Use of Proceeds; Margin Regulations. (a) All proceeds of the Term Loans will be used by the respective Borrowers (i) to finance the Transaction and (ii) to pay fees and expenses related to the Transaction.

                 (b) The proceeds of Revolving Loans, Swingline Loans and Competitive Bid Loans incurred by the respective Revolving Loan Borrower will be used for (x) the purposes set forth in preceding clause (a) and (y) such Revolving Loan Borrower's and its (or their) Subsidiaries' general corporate and working capital purposes.

                 (c) Neither the making of any Loan nor the use of the proceeds thereof nor the occurrence of any other Credit Event will violate or be inconsistent with the provisions of Regulation G, T, U or X.

                 (d) The fair market value of all Margin Stock (other than the Capital Stock of ESI which is Margin Stock) owned by the Parent Companies and their Subsidiaries does not exceed $5,000,000. At the time of each Credit Event occurring on or after the Initial Borrowing Date, not more than 25% of the value of the assets of the Parent Companies and their Subsidiaries taken as a whole will constitute Margin Stock.

                 7.07 Taxes. All federal, state, local and foreign tax returns, reports and statements (collectively, the "Tax Returns") required to be filed by the Parent Companies and each Subsidiary or any Tax Affiliate thereof have been filed with the appropriate governmental agencies in all jurisdictions in which such Tax Returns are required to be filed, all such Tax Returns are true and correct in all material respects, and all taxes, charges and other impositions due and payable have been timely paid prior to the date on which any fine, penalty, interest, late charge or loss may be added thereto for non-payment thereof, except where contested in good faith and by appropriate proceedings if (i) adequate reserve therefore have been established on the books of the respective Parent Company, Subsidiary or Tax Affiliate in conformity with GAAP and (ii) all such non-payments in the aggregate have, and will have, no Material Adverse Effect. Proper and accurate amounts have been withheld by the Parent Companies and each of their respective Subsidiaries and Tax Affiliates from their respective employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities. Except as otherwise disclosed on Schedule 7.07, none of the Parent Companies or any of their Subsidiaries or Tax Affiliates has (i) executed or filed with the IRS any

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agreement or other document extending, or having the effect of extending, the period for assessment or collection of any charges; (ii) agreed or been requested to make any adjustment under Section 481(a) of the Code by reason of a change in accounting method or otherwise; or (iii) any obligation under any written tax sharing agreement.

                 7.08 Compliance with ERISA. (a) Schedule 7.08 sets forth each Plan; except as would not result in any material liability, each Plan (and each related trust, insurance contract or fund) is in compliance with its terms and except as would not result in any material liability, with all applicable laws, including without limitation ERISA and the Code; each Plan (and each related trust, if any) which is intended to be qualified under Section 401(a) of the Code has received or is in the process of seeking a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Sections 401(a) and 501(a) of the Code; no Reportable Event has occurred during the last 3 years; no Plan which is a multiemployer plan (as defined in Section 4001(a)(3) of ERISA) is insolvent or in reorganization; no Plan which is not a multiemployer plan (as defined in Section 4001 (a)(3) of ERISA) has an Unfunded Current Liability; no Plan which is subject to Section 412 of the Code or Section 302 of ERISA has an accumulated funding deficiency, within the meaning of such sections of the Code or ERISA, or has applied for or received a waiver of an accumulated funding deficiency or an extension of any amortization period, within the meaning of Section 412 of the Code or Section 303 or 304 of ERISA; all contributions required to be made with respect to a Plan by any Borrower or a Subsidiary of any Borrower or an ERISA Affiliate have been timely made; no Borrower nor any Subsidiary of any Borrower nor any ERISA Affiliate has incurred any liability (including any indirect, contingent or secondary liability) to or on account of a Plan pursuant to Section 409, 502(i), 502(l), 515, 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29),
4971 or 4975 of the Code or expects to incur any such liability under any of the foregoing sections with respect to any Plan which could reasonably be expected to result in a Material Adverse Effect; no condition exists which presents a risk to any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate of incurring a liability to or on account of a Plan pursuant to the foregoing provisions of ERISA and the Code, which could reasonably be expected to result in a Material Adverse Effect; no proceedings have been instituted to terminate or appoint a trustee to administer any Plan which is subject to Title IV of ERISA which could reasonably be expected to result in a Material Adverse Effect; except as would not result in any material liability, no action, suit, proceeding, hearing, audit or investigation with respect to the administration, operation or the investment of assets of any Plan (other than routine claims for benefits) is pending, expected or threatened; using actuarial assumptions and computation methods consistent with Part 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of the Borrowers and their Subsidiaries and their ERISA Affiliates to all Plans which are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date of the most recent Credit Event, would not exceed an amount which would have a Material Adverse Effect; except as would not result in any material liability, each group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) which covers or has covered employees or former employees of any Borrower, any Subsidiary of any Borrower, or any ERISA Affiliate has at all times been operated in compliance with the provisions of Part 6 of subtitle B of Title I of ERISA and Section 4980B of the Code; no lien imposed under the Code or ERISA on the assets of any Borrower or any Subsidiary of any

Borrower or any ERISA Affiliate exists or is likely to arise on account of any Plan; and the Borrowers and their Subsidiaries do not maintain or contribute to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) which provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan the obligations with respect to which could reasonably be expected to have a Material Adverse Effect. Notwithstanding the foregoing, with respect to Plans that are multiemployer plans (as defined in Section 4001(a)(3) of ERISA) and Plans that are not currently maintained by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate, the representations and warranties in this Section 7.08 are made to the best knowledge of the Borrowers.

                 (b) Except as would not result in any material liability, each Foreign Pension Plan has been maintained in compliance with its terms and with the requirements of any and all applicable laws, statutes, rules, regulations and orders and has been maintained, where required, in good standing with applicable regulatory authorities. All contributions required to be made with respect to a Foreign Pension Plan have been timely made. Except as would not result in any material liability, no Borrower nor any of its Subsidiaries has incurred any obligation in connection with the termination of or withdrawal from any Foreign Pension Plan. The present value of the accrued benefit liabilities (whether or not vested) under each Foreign Pension Plan, determined as of the end of the most recently ended fiscal year of the Parent Companies on the basis of actuarial assumptions, each of which is reasonable, did not exceed the current value of the assets of such Foreign Pension Plan allocable to such benefit liabilities to an extent which could reasonably be expected to have a Material Adverse Effect.

                 (c) The assets of the Parent Companies and each Credit Party do not constitute "plan assets" within the meaning of DOL Regulation
Section 2510.3-101.

                 7.09 The Pledge and Security Agreement. The security interests created in favor of the Collateral Agent, as Pledgee, for the benefit of the Secured Creditors under the Pledge and Security Agreement constitute first priority perfected security interests in the Collateral described in the Pledge and Security Agreement, subject to no security interests of any other Person (other than Permitted Liens). All filings or recordings required in order to perfect (or maintain the perfection or priority of) the security interests created in the Collateral under the Pledge and Security Agreement have been made and are effective (and have not lapsed) or, if this representation is being made at any time on or prior to the tenth day after the Initial Borrowing Date, all such recordings and filings referenced above have been or will be made within ten days after the Initial Borrowing Date.

                 7.10 Representations and Warranties in Other Documents. All representations and warranties set forth in the Documents (other than the Credit Documents) were true and correct in all material respects at the time as of which such representations and warranties were made (or deemed made).

                 7.11 Contractual Obligations Concerning Assets. As of the date hereof, no Credit Party nor any Credit Party Subsidiary owns or holds, or is obligated under or a party to, any option, right of first refusal, or other contractual right to purchase or acquire, or any Contractual Obligation to sell or dispose of, any Asset (or related group of Assets), in each case where the aggregate consideration for the respective acquisition or disposition would reasonably be expected to exceed $5,000,000, in each case except as specifically described (x) in Part A of Schedule 7.11, in the case of any such purchase or acquisition of Assets or (y) Part B of Schedule 7.11, in the case of any such sale or disposition of Assets. The aggregate effect of all Contractual Obligations and other items listed on Schedule 7.11 would not reasonably be expected to have a Material Adverse Effect, whether or not the transactions contemplated thereby are consummated.

                 7.12 Title/Status of Real Property. (a) Each Credit Party and their respective Subsidiaries owns fee simple absolute (or leasehold, as the case may be) title to all of the Real Property purported to be owned by them, and all property reflected in the balance sheet portion of the financial statements referred to in Section 7.03, subject to Permitted Liens. Each Credit Party and its respective Subsidiaries received all deeds, assignments, waivers, consents, non-disturbance and recognition or similar agreements, bills of sale and other documents, and have duly effected all recordings, filings and other actions necessary to establish, protect and perfect such Credit Party's and respective Subsidiaries' right, title and interest in and to all such property except for such documents or actions the failure to obtain or accomplish which would not reasonably be expected to have a Material Adverse Effect. On and as of the Initial Borrowing Date and after giving effect to the consummation of the Transaction, all Real Property owned by each Credit Party and their respective Subsidiaries is listed on Schedule 7.12.

                 (b) On and as of the Initial Borrowing Date and after giving effect to the consummation of the Transaction, all Operating Leases at the date hereof entered into by any Credit Party or any of its respective Subsidiaries is listed on Schedule 7.12. Each Operating Lease in respect of Real Property to which any Credit Party or any of its respective Subsidiaries is a party is valid and enforceable in accordance with its terms and is in full force and effect. None of the Credit Parties or any of their respective Subsidiaries nor, to the knowledge of any Borrower, any other party to any such Operating Lease is in default of its obligations thereunder or has delivered or received any notice of default under any such Operating Lease, nor has any event occurred which, with the giving of notice, the passage of time or both, would constitute a default under any such Operating Lease, except for defaults which in the aggregate would reasonably be expected to have a Material Adverse Effect.

                 (c) All components of all improvements included within the Hotels owned or leased, as lessee, by any Credit Party (collectively, "Improvements"), including, without limitation, the roofs and structural elements thereof and the heating, ventilation, air conditioning, plumbing, electrical, mechanical, sewer, waste water, storm water, paving and parking equipment, systems and facilities included therein, are in good working order and repair, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All water, gas, electrical, steam, compressed air, telecommunication, sanitary and storm sewage lines and systems and other similar systems serving the Hotels owned or leased by any Credit Party or any of their respective Subsidiaries are installed and operating and are sufficient to enable the Real Property owned or leased by any Credit Party and their respective Subsidiaries to continue to be used and operated in the manner currently being used and operated, and no Credit Party or any of its Subsidiaries has any knowledge of any factor or condition that reasonably could be expected to result in the termination or material impairment of the furnishing thereof. No Improvement or portion thereof is dependent for its access, operation or utility on any land, building or other Improvement not included in the Real Property owned or leased by any Credit Party or any of its Subsidiaries other than for access provided pursuant to a recorded easement or other right of way establishing the right of such access.

                 (d) All Permits required to have been issued or appropriate to enable all Real Property owned or leased by any Credit Party or any of its Subsidiaries to be lawfully occupied and used for all purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect, other than those which in the aggregate would not reasonably be expected to have a Material Adverse Effect.

                 (e) No Credit Party or any of its Subsidiaries has received any notice, or has any knowledge, of any pending, threatened or contemplated condemnation proceeding affecting any Real Property owned or leased by any Credit Party or any of its Subsidiaries or any part thereof, or any proposed termination or impairment of any parking at any such owned or leased Real Property or of any sale or other disposition of any Real Property owned or leased by any Credit Party or any of its Subsidiaries or any part thereof in lieu of condemnation, which in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                 (f) (i) No portion of any Real Property owned or leased by any Credit Party or any of its Subsidiaries has suffered any material damage by fire or other casualty loss which has not heretofore been completely repaired and restored to its condition prior to such casualty, and (ii) no portion of any Real Property owned or leased by any Credit Party or any of its Subsidiaries is located in a special flood hazard area as designated by any Governmental Authority and none of such events, or conditions could reasonably be expected to have a Material Adverse Effect.

                 (g) No Borrower is aware of any latent or patent structural or other significant deficiency of any of the Real Property owned or leased by any Credit Party or any of its Subsidiaries that could have a Material Adverse Effect; such Real Property is free of damage and waste that could have a Material Adverse Effect on the value thereof; and such Real Property is free from damage caused by fire or other casualty that could have a Material Adverse Effect.

                 (h) To the best knowledge of each Borrower, after due inquiry and investigation, there are no delinquent taxes, ground rents, water charges, sewer rents, assessments (including assessments payable in future installments), insurance premiums, or leasehold payments affecting any of the Real Property owned or leased by any Credit Party or any of its Subsidiaries that could have a Material Adverse Effect.

                 (i) Each of the Real Property owned or leased by any Credit Party or any of its Subsidiaries is assessed for real estate tax purposes as one or more wholly independent tax lot or lots, separate from any adjoining land or improvements not constituting a part of such lot or lots, and no other land or improvements is assessed and taxed together with such real property or any portion thereof.

                 7.13 Mortgage Loans. (a) Schedule 7.13 lists each Mortgage Loan held by any Credit Party or any of its Subsidiaries, as payee, as of the date hereof.

                 (b) Each Borrower is the sole owner and holder of each of the Mortgage Loans owned by it and the sole holder of the related Mortgage Note, and has good title to each Mortgage Note and each Mortgage Loan free and clear of any Liens. No Borrower has waived, modified, altered, satisfied, cancelled or subordinated any Mortgage Note, any of the Mortgage Note Security Documents or any Mortgage Loan in any respect. The related Mortgage Note Hotel has not been released from the lien of the Mortgage, nor has the respective maker been released from its obligations under the Mortgage.

                 (c) To the best knowledge of each Borrower, each Mortgage Note and each related Mortgage Note Security Document is legal, valid and binding obligation of each party obligated thereunder, enforceable against such party in accordance with its terms, except as the enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, and similar laws affecting creditors' rights generally and the Mortgage Note Security Documents create a first (and in the case of the Mortgage Note Hotel known as the Milwaukee Marriott, a first, second and third and in the case of the Mortgage Note Hotels known as the Bristol Suites-Dallas, Harvey, the DFW Airport Hotel-Dallas, Harvey and the Harvey Hotel Addison-Dallas, Harvey, a first and second) priority Lien in the subject Mortgage Note Hotel.

                 (d) To the best knowledge of each Borrower, each Mortgage Loan was made in compliance with all Requirements of Law, and does not violate any usury or similar law regulating the applicable maximum permitted rates of interest for loans, extensions of credit or forbearances.

                 (e) To the best knowledge of each Borrower, each Mortgage Note evidences an undisputed, bona fide transaction completed in accordance in all material respects with the terms and provisions contained in any documents related thereto, and is genuine and free from adverse claims, setoffs, default, defenses, retainages, holdbacks and conditions precedent of any kind or character; and no Borrower has knowledge of any fact or circumstance which would impair the validity or collectibility of any Mortgage Note, in each case described above except for such defects or other items which could not reasonably be expected to result in a Material Adverse Effect.

                 (f) To the actual knowledge of each Borrower, there is no proceeding pending for the total or partial condemnation of any Mortgage Note Hotel; each Mortgage Note Hotel is being used for the operation of a Hotel, is in good repair and free and clear of any damage that would affect materially and adversely the value of the Mortgage Note Hotel and is lawfully used and occupied under applicable law by the owner thereof and/or by tenants under leases.

                 (g) To the best knowledge of each Borrower, each Mortgage Note Hotel is free and clear of any mechanics' and materialmen's liens or liens in the nature thereof, and no rights are outstanding that under law could give rise to any such liens, any of which liens are or may be prior to, or equal with, the lien of the Mortgage, except those which are insured against by the Lender's title insurance policy issued contemporaneously with the recording of the Mortgage or those which would not reasonably be expected to have a Material Adverse Effect.

                 (h) To the best knowledge of each Borrower, each Mortgage Note Hotel is in compliance with and lawfully used under any applicable zoning, building or environmental law or regulation and all inspections, licenses and certificates required, whether by law, regulation or insurance standards to be made or issued with respect to the Mortgage Note Hotel and with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire underwriter certificates, have been made by or issued by the appropriate Governmental Authorities having jurisdiction over the Mortgage Note Hotel, and no Borrower nor any of their Subsidiaries has received notification from any Governmental Authority that the Mortgage Note Hotel is in material noncompliance with such laws or regulations, is being used, operated or occupied unlawfully or has failed to have or obtain such inspection, licenses or certificates, as the case may be. No Borrower nor any of their Subsidiaries has received notice of any violation or failure to conform with any such law, ordinance, regulation, standard, license or certificate.

                 (i) To the best knowledge of each Borrower, (a) each maker is the owner and holder of the landlord's interest under any lease for use and occupancy of all or any portion of the related Mortgage Note Hotel, and
(b) no maker has made any assignments of the landlord's interest in any such lease or any portion of the rents, additional rents, charges, issues or profits due and payable or to become due and payable under any such lease, which assignments are presently outstanding and have priority over the related Mortgage Loan or any related Mortgage Note Security Document given in connection with the related Loan, other than as may be disclosed in the related title policy;


                 (j) To the best knowledge of each Borrower, all fixtures and articles of personalty attached to each Mortgage Note Hotel or used or usable in connection with the operation of each Mortgage Note Hotel, except for trade fixtures or articles of personalty such as are owned or leased by the tenants or managing agent of the buildings and improvements, have been fully paid for and are the property of the respective maker and are not subject to any conditional bills of sale, chattel mortgages or any other title retention agreements of a similar nature or to any other liens or encumbrances not hereinabove specifically referred to.

                 (k) To the best knowledge of each Borrower, each Mortgage Note Hotel consists of a single lot or multiple tax lots; no portion of said tax lots covers property other than the Mortgage Note Hotel.

                 (l) To the best knowledge of each Borrower, for those Mortgage Note Hotels in which maker holds a leasehold estate, (i) the related ground lease is in full force and effect and has not been modified or amended in any manner whatsoever, (ii) there are no defaults under such ground lease and no event has occurred, which but for the passage of time, or notice, or both, would constitute a default under such ground lease, (iii) all rents, additional rents and other sums due and payable under such ground lease have been paid in full, and (iv) neither maker nor the landlord under the ground lease has commenced any action or given or received any notice for the purpose of terminating the ground lease.

                 (m) No Mortgage Loan is in default beyond the expiration of any applicable grace or notice periods, and during the preceding twelve (12) months, there has been no default in the payment of regularly scheduled principal and interest thereunder.

                 (n) Each Borrower has delivered to the Lead Agents all financial information and reports with respect to each Mortgage Loan and Mortgage Note Hotel that it has in its possession.

                 7.14 Subsidiaries and Unconsolidated Entities. Schedule 7.14 correctly sets forth, as of the Initial Borrowing Date and after giving effect to the Transaction, each Subsidiary and Unconsolidated Entity of Starwood REIT, SLT RLP, the Corporation and SLC OLP (including the full and correct legal name thereof, the type of organization and jurisdiction under which it is organized), and the direct and indirect ownership interests of the Parent Companies therein. Schedule 7.14 also includes an accurate organization chart showing each of Starwood REIT, SLT RLP, the Corporation and SLC OLP, each of their respective Subsidiaries and Unconsolidated Entities, and the direct and indirect ownership interests therein, in each case as of the Initial Borrowing Date. All outstanding shares of Capital Stock of each Credit Party, each Credit Party Subsidiary and each Unconsolidated Entity of any Credit Party have been duly and validly issued, are fully paid and nonassessable and have been issued free of preemptive rights.

                 7.15  Preferred Stock Subsidiaries.  Set forth on Schedule
7.15 is a complete and accurate list showing all Preferred Stock Subsidiaries, and as to each such Preferred Stock Subsidiary, the jurisdiction of its formation and the percentage of the outstanding Capital Stock of each class owned by the Parent Companies or any other entity, as the case may be, together with the Assets owned by such Preferred Stock Subsidiaries. No Capital Stock of any Preferred Stock Subsidiary is subject to any outstanding option, warrant, right of conversion, purchase or any similar right. All of the outstanding Capital Stock of each Preferred Stock Subsidiary has been validly issued, is fully paid and non- assessable, and free and clear of all Liens other than Permitted Liens. No Credit Party, nor any such Preferred Stock Subsidiary is a party to, or has knowledge of, any agreement restricting the transfer or hypothecation of any shares of Capital Stock of any such Preferred Stock Subsidiary, other than those imposed by Requirements of Law or the Credit Documents. The Preferred Stock Subsidiaries do not have any Indebtedness other than trade payables incurred in the ordinary course of business, no Preferred Stock Subsidiary owns or leases any Real Property and all Capital Stock of each Preferred Stock Subsidiary owned by any Credit Party (or any Subsidiary thereof) has been pledged pursuant to the Pledge and Security Agreement.

                 7.16 Guarantors.16 Guarantors. Part I of Schedule 7.16 contains a complete and accurate list showing, as of the Initial Borrowing Date, each Guarantor (which list must name each Borrower as of the Initial Borrowing Date and each Subsidiary of any of Starwood REIT, SLT RLP, the Corporation and SLC OLP, in each case unless the respective Subsidiary is listed in Part II of Schedule 7.16 (and meets the requirements specified in the immediately succeeding sentence)). Part II of Schedule 7.16 lists each Subsidiary of Starwood REIT, SLT RLP, the Corporation and/or SLC OLP which, on the Initial Borrowing Date, shall not be a Guarantor, which Schedule shall specify the reason the respective such Subsidiary is not required to be a Guarantor (which reason must be (x) that (i) the respective Subsidiary is a Preferred Stock Subsidiary, (ii) the respective Subsidiary is a gaming Subsidiary where approvals (which were not obtained on or prior to the Initial Borrowing Date) of the relevant gaming authorities are required for the respective gaming Subsidiary to become a Guarantor, (iii) that the respective Subsidiary is a Foreign Subsidiary or (iv) that the respective Subsidiary is ESI, WD Parent Corp. or Assigned Starwood Note LLC or (y) otherwise acceptable to the Lead Agents and the Required Lenders).

                 7.17 Equity Pledges. Schedule 7.17 indicates, as of the Initial Borrowing Date, whether the Capital Stock of each Subsidiary or Unconsolidated Entity listed on Schedule 7.14 is pledged (as of the Initial Borrowing Date) pursuant to the Pledge and Security Agreement. If the Capital Stock of any such Person is not so pledged, Schedule 7.17 shall indicate the reason therefor (which must be that the respective entity is a gaming Subsidiary, that the Capital Stock constitutes Margin Stock or another reason satisfactory to the Lead Agents and the Required Lenders in their sole discretion). Furthermore, in the case of any Foreign Subsidiary of any Credit Party, Schedule 7.17 may indicate that not more than 65% of the total combined voting equity or its equivalent of such Foreign Subsidiary is required to be pledged (although non-voting equity or its equivalent owned by any Credit Party shall be required to be pledged).

                 7.18 No Burdensome Restrictions; No Defaults. (a) No Credit Party nor any of its Subsidiaries (i) is a party to any Contractual Obligation the compliance with which would have a Material Adverse Effect or the performance of which by any thereof, either unconditionally or upon the happening of an event, will result in the creation of a Lien (excluding Permitted Liens) on the property or Assets of any Credit Party or its Subsidiaries, or (ii) is subject to any charter or corporate restriction which has a Material Adverse Effect.

                 (b) No Credit Party or Subsidiary of any Credit Party is in default under or with respect to any Contractual Obligation owed by it and, to the knowledge of the Borrowers, no other party is in default under or with respect to any Contractual Obligation owed to any Credit Party or to any Subsidiary of a Credit Party, other than those defaults which in the aggregate have, and will have, no Material Adverse Effect.

                 (c) There is no Requirement of Law the compliance with which by any Credit Party or any Credit Party Subsidiary would have a Material Adverse Effect.

                 (d) As of the date hereof, no Credit Party and no Subsidiary of any Credit Party is subject to any Contractual Obligation (other than (x) as a result of the provisions of this Agreement and the other Credit Documents or (y) as specifically described in Schedule 7.18) restricting or limiting its ability to transfer its assets to any Credit Party or to declare or make any dividend payment or other distribution on account of any shares of any class of its Capital Stock or its ability to purchase, redeem, or otherwise acquire for value or make any payment in respect of any such shares or any shareholder rights.

                 7.19 Compliance with Statutes, etc. Each Borrower and each of its Subsidiaries is in compliance with all Requirements of Law (including, without limitation, all applicable Gaming Regulations), except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

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                 7.20  Investment Company Act.  Neither any Credit Party nor
any Credit Party Subsidiary is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

                 7.21 Public Utility Holding Company Act. Neither any Credit Party nor any Credit Party Subsidiary is a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                 7.22 Environmental Matters. (a) Without in any way limiting anything contained in this Section 7.22, Schedule 7.22 sets forth a disclosure of certain Environmental Matters as of the date hereof. Each Borrower and each of its Subsidiaries have complied with, and on the date of such Credit Event are in compliance with, all applicable Environmental Laws and the requirements of any permits issued under such Environmental Laws. There are no pending or, to the best knowledge of each Borrower, threatened Environmental Claims against any Borrower or any of its Subsidiaries (including any such Environmental Claim arising out of the ownership or operation by any Borrower or any of its Subsidiaries of any Real Property no longer owned by any Borrower or any of its Subsidiaries) or any Real Property owned or operated by any Borrower or any of its Subsidiaries. There are no facts, circumstances, conditions or occurrences with respect to the business or operations of any Borrower or any of its Subsidiaries or any Real Property owned or operated by any Borrower or any of its Subsidiaries (including any Real Property formerly owned or operated by any Borrower or any of its Subsidiaries but no longer owned by any Borrower or any of its Subsidiaries) or, to the best knowledge of any Borrower, any real property adjoining or adjacent to any such Real Property that would reasonably be expected (i) to form the basis of an Environmental Claim against any Borrower or any of its Subsidiaries or any Real Property owned or operated by any Borrower or any of its Subsidiaries, or (ii) to cause any Real Property owned or operated by any Borrower or any of its Subsidiaries to be subject to any restrictions imposed by Environmental Laws on the nature of the use or the transferability of such Real Property by any Borrower or any of its Subsidiaries under any applicable Environmental Law.

                 (b) Hazardous Materials have not been generated, used, treated or stored on, or transported to or from, any Real Property owned or operated by any Borrower or any of its Subsidiaries where such generation, use, treatment, storage or transportation has violated or would reasonably be expected to violate any applicable Environmental Law. Hazardous Materials have not been Released on or from any Real Property owned or operated by any Borrower or any of its Subsidiaries where such Release has violated or would reasonably be expected to violate any applicable Environmental Law.

                 (c) Notwithstanding anything to the contrary in preceding clauses (a) and (b) of this Section 7.22, the representations made in preceding clauses (a) and (b) of this Section 7.22 shall not be untrue unless the aggregate effect of all violations, Environmental Claims, facts, circumstances, conditions, occurrences, restrictions, failures and noncompliances subject to or governed by Environmental Laws would reasonably be expected to have a Material Adverse Effect.

                 7.23 Labor Relations. No Borrower or any of its Subsidiaries is engaged in any unfair labor practice that could reasonably be expected to have a Material Adverse Effect. There is (i) no unfair labor practice complaint pending against any Borrower, any of its Subsidiaries or, to the best knowledge of each Borrower, threatened against any of them, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is so pending against any Borrower or any of its Subsidiaries or, to the best knowledge of each Borrower, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against any Borrower or any of its Subsidiaries or, to the best knowledge of each Borrower, threatened against any Borrower or any of its Subsidiaries and (iii) to the best knowledge of each Borrower, no union representation question existing with respect to the employees of any Borrower or any of its Subsidiaries and, to the best knowledge of each Borrower, no union organizing activities are taking place, except (with respect to any matter specified in clause (i), (ii) or (iii) above, either individually or in the aggregate) such as could not reasonably be expected to have a Material Adverse Effect.

                 7.24 Patents, Licenses, Franchises and Formulas. Each Borrower and each of its Subsidiaries owns, or has the right to use, all the patents, trademarks, permits, service marks, trade names, copyrights, licenses, franchises, proprietary information (including but not limited to rights in computer programs and databases) and formulas, or other rights with respect to the foregoing, or has obtained assignments of all leases and other rights of whatever nature, necessary for the present conduct of its business, without any known conflict with the rights of others which, or the failure to obtain which, as the case may be, could reasonably be expected to result in a Material Adverse Effect.

                 7.25 Existing Indebtedness. Schedule 7.25 sets forth a true and complete list of all Indebtedness of Starwood REIT, SLT RLP, the Corporation and each of their Subsidiaries as of the Initial Borrowing Date and which is to remain outstanding after giving effect to the Transaction (excluding the Loans, the Letters of Credit, the Senior Secured Bridge Notes and the Intercompany Mortgage Note, the "Existing Indebtedness"), in each case, showing the aggregate principal amount thereof and the name of the respective borrower and any Credit Party or any of its Subsidiaries which directly or indirectly guaranteed such debt and describing any security therefor. Part I of Schedule 7.25 lists all Existing Indebtedness owed to any Person other than the Credit Parties and their Subsidiaries (collectively, "Third Party Existing Indebtedness") and Part II of Schedule 7.25 lists all Existing Indebtedness (with such normal fluctuations in the principal amount thereof since the date of such Schedule) owed to any other Credit Party or any Subsidiary thereof (the "Intercompany Existing Indebtedness").

                 7.26 Transaction. At the time of consummation thereof, the Transaction shall have been consummated in all material respects in accordance with the terms of the respective Documents and all applicable laws. At the time of consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Transaction to the extent then required have been obtained, given, filed or taken and are or will be in full force and effect (or effective judicial relief with respect thereto has been obtained). All applicable waiting periods with respect thereto have or, prior to the time when required, will have, expired without, in all such cases, any action being taken by any competent authority which

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restrains, prevents, or imposes material adverse conditions upon the
Transaction. Additionally, there does not exist any judgment, order or injunction prohibiting or imposing material adverse conditions upon the Transaction, or the occurrence of any Credit Event or the performance by any Credit Party of its obligations under the Documents to which it is party.

                 7.27 Intercompany Mortgage Note; Assigned Starwood Note. (a) The subordination provisions contained in the Intercompany Mortgage Note, and in the Subordination Agreement relating thereto, are enforceable by the Lenders against Starwood REIT and its Subsidiaries (to the extent same hold the Intercompany Mortgage Note) and the Corporation and its Subsidiaries, and all Obligations hereunder and under the Credit Documents are or will be senior in right of payment to the Intercompany Mortgage Note and within the definitions of "Senior Indebtedness," "Senior Debt" and any other similar terms, as appropriate, included in the provisions of the Intercompany Mortgage Note and the related Subordination Agreement.

                 (b) The subordination provisions contained in the Assigned Starwood Note, and in the Subordination Agreement relating thereto, are enforceable by the Lenders against the Corporation and its Subsidiaries (to the extent same hold the Assigned Starwood Note) and Assigned Starwood Note LLC, and all Obligations hereunder and under the Credit Documents are or will be senior in right of payment to the Assigned Starwood Note and within the definitions of "Senior Indebtedness," "Senior Debt" and any other similar terms, as appropriate, included in the provisions of the Assigned Starwood Note and the related Subordination Agreement.

                 7.28 Status as a REIT. Starwood REIT is organized in conformity with the requirements for qualification as a real estate investment trust under the Code and is grandfathered from the application of Section 269B(a)(3) of the Code pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984. Starwood REIT has met all of the requirements for qualification as a real estate investment trust under the Code for its Fiscal Year ended December 31, 1997. Starwood REIT is in a position to qualify for its current Fiscal Year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

                 7.29 Assets of Starwood REIT. The sole material asset of Starwood REIT is its general partnership interest in SLT RLP and such other assets that may be incidental to or required in connection with the ownership of such general partnership interest or as set forth on Schedule 7.29. Starwood REIT is the sole general partner of SLT RLP.

                 7.30 SLC OLP. The Corporation is the sole general partner of SLC OLP.

                 7.31 Stock. Starwood REIT and the Corporation list their outstanding shares of common stock (other than the Westin Acquisition Shares, the UBS Shares, and except for similar issuances after the Initial Borrowing
Date) on the New York Stock Exchange and such shares trade as "paired shares" subject to a pairing agreement between Starwood REIT and the Corporation.

                 7.32 Westin Acquisition. The Westin Acquisition was consummated in all material respects in accordance with the terms of the Westin Acquisition Documents and all applicable laws. At the time of consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the Westin Acquisition (to the extent then required) were obtained, given, filed or taken and were in full force and effect (or effective judicial relief with respect thereto had been obtained). All applicable waiting periods with respect thereto expired without, in all such cases, any action being taken by any competent authority which restrained, prevented, or imposed material adverse conditions upon the Westin Acquisition.

                 7.33 ITT Indenture. Each Subsidiary of ITT has, prior to the Initial Borrowing Date, been designated as an Unrestricted Subsidiary for purposes of, and as defined in, the ITT Indenture.

                 7.34 WD Disposition. The WD Disposition was consummated in compliance with all applicable laws and in all material respects as described in the WD Memorandum previously delivered to the Lenders. At the time of the consummation thereof, all material consents and approvals of, and filings and registrations with, and all other actions in respect of, all governmental agencies, authorities or instrumentalities required in order to make or consummate the WD Disposition (to the extent then required) were obtained, given, filed or taken and were in full force and effect (or effective judicial relief with respect thereto had been obtained). All applicable waiting periods with respect thereto expired without, in all such cases, any action being taken by any competent authority which restrained, prevented or imposed material adverse conditions upon the WD Disposition. The ownership of the various entities listed in the chart in the WD Memorandum was, after the consummation of the WD Disposition and on the Initial Borrowing Date, as described in the WD Memorandum and in said chart and (i) $2,092,500,000 of cash proceeds were received by third-party lenders to the REIT Borrowers from the WD Disposition and (ii) the Assigned Starwood Note is, on the Initial Borrowing Date, evidenced by a promissory note (and by no other documents, except the related Subordination Agreement in the form furnished to the Lead Agents and the Lenders and found acceptable to them, which note is subordinated as required by
Section 5.17.

                 SECTION 8. Affirmative Covenants. Each Borrower hereby covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than contingent indemnification obligations) incurred hereunder and thereunder, are paid in full:

                 8.01 Information Covenants. The Borrowers will furnish to the Lenders:

                 (a) Quarterly Financial Statements. Within 45 days after the close of the first three quarterly accounting periods in each fiscal year of the Parent Companies, (i) (1) the consolidated and consolidating balance sheets of each of (x) Starwood REIT and its Subsidiaries and (y) the Corporation and its Subsidiaries and (2) the combined consolidated and consolidating balance sheets of Starwood REIT and the Corporation (and their respective Subsidiaries), each as at the end of such quarterly accounting period, and the related separate and combined consolidated and consolidating statements of income and retained earnings and statement of cash flows for such quarterly accounting period and for the elapsed portion of the fiscal year ended with the last day of such quarterly accounting period, in each case setting forth comparative figures for the related periods in the prior fiscal year, all of which shall be certified by the chief financial officer of Starwood REIT or the Corporation, as the case may be (or by the chief financial officer of both Parent Companies in the case of the combined financial statements), subject to normal year-end audit adjustments and the absence of footnotes and (ii) management's discussion and analysis of the important operational and financial developments during the quarterly and year-to-date periods.

                 (b) Annual Financial Statements. Within 90 days after the close of each fiscal year of the Parent Companies, (i) (1) the consolidated and consolidating balance sheets of each of (x) Starwood REIT and its Subsidiaries and (y) the Corporation and its Subsidiaries and (2) the combined consolidated and consolidating balance sheets of Starwood REIT and the Corporation (and their respective Subsidiaries), each as at the end of such fiscal year, and the related separate and combined consolidated and consolidating statements of income and retained earnings and of cash flows for such fiscal year setting forth comparative figures for the preceding fiscal year and certified (x) in the case of the separate and combined consolidating financial statements, by the chief financial officer of Starwood REIT or the Corporation, as the case may be (or by the chief financial officer of both Parent Companies in the case of the combined financial statements), and (y) in the case of the separate and combined consolidated financial statements, by independent certified public accountants of recognized national standing reasonably acceptable to the Paying Agent, together with a report of such accounting firm stating that in the course of its regular audit of the respective financial statements, which audit was conducted in accordance with generally accepted auditing standards, such accounting firm obtained no knowledge of any Default or Event of Default which has occurred and is continuing or, if in the opinion of such accounting firm such a Default or Event of Default has occurred and is continuing, a statement as to the nature thereof and (ii) management's discussion and analysis of the important operational and financial developments during the respective Fiscal Year.

                 (c) Management Letters. Promptly after any Borrower's or any of its Subsidiaries' receipt thereof, a copy of any "management letter" addressed to the board of directors (or other appropriate Person or group) of such Borrower or such Subsidiary from its certified public accountants and the management's responses thereto.

                 (d) Budgets. (x) On the earlier of (i) January 31 of each Fiscal Year and (ii) the fifth day after the board of directors of the respective Parent Company approves such budget, a budget (including budgeted statements of income and sources and uses of cash and balance sheets) for such Fiscal Year prepared by the Parent Companies (on a combined basis) in summary form and (y) no later than March 31 of each Fiscal Year, a budget (including budgeted statements of income and sources and uses of cash and balance sheets) for each of the four fiscal quarters of such Fiscal Year prepared by the Parent Companies (on a combined basis) in reasonable detail, in each case in form reasonably satisfactory to the Paying Agent and accompanied by the statement of a senior financial officer of both Starwood REIT and the Corporation to the effect that, to the best of his knowledge, the budget is a reasonable estimate for the period covered thereby.

                 (e) Officer's Certificates. At the time of the delivery of the financial statements provided for in Sections 8.01(a) and (b), a certificate of the chief financial officer of each of Starwood REIT and the Corporation, in form satisfactory to the Lead Agents, to the effect that, to the best of such officer's knowledge, no Default or Event of Default has occurred and is continuing or, if any Default or Event of Default has occurred and is continuing, specifying the nature and extent thereof, which certificate shall (x) set forth in reasonable detail the calculations required to establish whether the Borrowers and their Subsidiaries were in compliance with the provisions of Sections 4.02, 9.02, 9.03, 9.04, 9.05 and 9.07 through 9.11, inclusive, at the end of such fiscal quarter or year, as the case may be, (y) set forth the calculations required to establish the Applicable Margin and Applicable Commitment Commission Percentage and (z) if delivered with the financial statements required by Section 8.01(b), set forth in reasonable detail the amount of Excess Cash Flow for the relevant Excess Cash Payment Period.

                 (f) Notice of Default or Litigation. Promptly, and in any event within five Business Days (or ten Business Days in the case of following clause (ii)) after any Authorized Officer of any Borrower obtains actual knowledge thereof, notice of (i) the occurrence of any event which constitutes a Default or an Event of Default and (ii) any litigation or governmental investigation or proceeding pending (x) against any Borrower or any of its Subsidiaries which could reasonably be expected to have a Material Adverse Effect, (y) with respect to any material Indebtedness of any Borrower or any of its Subsidiaries or (z) with respect to any Document.

                 (g) Other Reports and Filings. Promptly after the filing or delivery thereof, copies of all financial information, proxy materials and reports, if any, which any Borrower or any of its Subsidiaries shall publicly file with the Securities and Exchange Commission or any successor thereto (the "SEC") or shall deliver to its shareholders or to holders of its Indebtedness pursuant to the terms of the documentation governing such Indebtedness (or any trustee, agent or other representative therefor).

                 (h) Environmental Matters. Promptly upon, and in any event within fifteen Business Days after, an Authorized Officer of any Borrower obtains knowledge thereof, notice of one or more of the following matters subject to or governed by Environmental Laws, unless such environmental matters would not, individually or when aggregated with all other such environmental matters, be reasonably expected to have a Material Adverse Effect:

                (i) any pending or threatened Environmental Claim against such Borrower or any of its Subsidiaries or any Real Property owned or operated by such Borrower or any of its Subsidiaries;

               (ii) any condition or occurrence on or arising from any Real Property owned or operated by such Borrower or any of its Subsidiaries that (a) results in noncompliance by such Borrower or any of its Subsidiaries with any applicable Environmental Law or (b) would reasonably be expected to form the basis of an Environmental Claim against such Borrower or any of its Subsidiaries or any such Real Property;

              (iii) any condition or occurrence on any Real Property owned or operated by such Borrower or any of its Subsidiaries that could reasonably be expected to cause such Real

         Property to be subject to any restrictions on the nature of the use or transferability by the respective Borrower or any of its Subsidiaries of such Real Property under any Environmental Law; and

               (iv) the taking of any removal or remedial action in response to the actual or alleged presence of any Hazardous Materials on any Real Property owned or operated by such Borrower or any of its Subsidiaries as required by any Environmental Law or any Governmental Authority (with the items described in this clause (iv) and above in preceding clauses (i) through (iii) being herein called, collectively, "Environmental Matters").

                 All such notices shall describe in reasonable detail the nature of the respective Environmental Matter and the respective Borrower's or such Subsidiary's intended response thereto. In addition, each Borrower or any of its Subsidiaries will provide the Lenders with copies of all communications between such Borrower or any of its Subsidiaries and any Governmental Authority relating to Environmental Laws which could reasonably be expected to have a Material Adverse Effect, all notices of any Environmental Claims, and such detailed reports of any outstanding Environmental Claim as may reasonably be requested by the Lenders; provided, that in any event each Borrower and its Subsidiaries shall deliver to the Lenders all notices received by such Borrower or any of its Subsidiaries from any Governmental Authority under, or pursuant to, CERCLA which identify such Borrower or any of its Subsidiaries as potentially responsible parties for remediation costs or which otherwise notify such Borrower or any of its Subsidiaries of potential liability under CERCLA.

                 (i) Annual Meetings with Lenders. At the request of any Lead Agent, at a date to be mutually agreed upon between the Lead Agents and the Parent Companies occurring on or prior to the 120th day after the close of each Fiscal Year, the Parent Companies shall hold a meeting with all of the Lenders at which meeting shall be reviewed the financial results of the previous Fiscal Year and the financial condition of the Parent Companies and their Subsidiaries and the budgets presented for the current Fiscal Year.

                 (j) Other Information. From time to time, such other information or documents (financial or otherwise) with respect to any Borrower or any of its Subsidiaries as either Lead Agent or any Lender may reasonably request.

                 8.02 Books, Records and Inspections. Each Borrower will, and will cause each of its Subsidiaries to, keep proper books of record and accounts in which full, true and correct entries in conformity with generally accepted accounting principles and all requirements of law shall be made of all dealings and transactions in relation to its business and activities. Upon prior notice, each Borrower will, and will cause each of its Subsidiaries to, permit officers and designated representatives of any Lead Agent or any Lender to visit and inspect, during regular business hours and under guidance of officers of such Borrower or such Subsidiary, any of the properties of such Borrower or such Subsidiary, and to examine the books of account of such Borrower or such Subsidiary and discuss the affairs, finances and accounts of such Borrower or such Subsidiary with, and be advised as to the same by, its and their officers and independent accountants, all at such reasonable times and intervals and to such reasonable extent as such Lead Agent or such Lender may request.

                 8.03 Maintenance of Insurance. (a) Each Borrower and its Subsidiaries shall (i) maintain with financially sound and reputable insurance companies insurance on itself and its properties in commercially reasonable amounts, and (ii) furnish to the Paying Agent and the Lenders from time to time, upon written request, certificates of insurance or certified copies or abstracts of all insurance policies required under this Agreement and the other Credit Documents and such other information relating to such insurance as the Paying Agent or any Lender may reasonably request.

                 (b) With respect to each Hotel and Real Property Asset, each Borrower and its Subsidiaries, as applicable shall obtain and maintain, or cause to be maintained, insurance providing at least the following coverages:

                (i) comprehensive all risk insurance on the Improvements and the Personal Property, including contingent liability from Operation of Building Laws, Demolition Costs and Increased Cost of Construction Endorsements, in each case (A) in an amount equal to 100% of the "Full Replacement Cost," which for purposes of this Agreement shall mean actual replacement value (exclusive of costs of excavations, foundations, underground utilities and footings) with a waiver of depreciation; (B) containing an agreed amount endorsement with respect to the Improvements owned or leased by such Borrower or such Subsidiary and Personal Property or a waiver of all co-insurance provisions; (C) providing for no deductible in excess of $1,000,000 (or $15,000,000 in the case of earthquake and wind damage); and (D) containing an "Ordinance or Law Coverage" or "Enforcement" endorsement if any of the Improvements or the use of the Asset shall at any time constitute legal non-conforming structures or uses. The Full Replacement Cost shall be redetermined from time to time (but not more frequently than once in any twelve (12) calendar months) at the request of the Paying Agent by an appraiser or contractor designated and paid such Borrower or such Subsidiary and approved by the Paying Agent, or by an engineer or appraiser in the regular employ of the insurer. Notwithstanding the foregoing, if such redetermination is based on an appraisal, the cost thereof shall be paid by the respective Borrower or the related Subsidiary. After the first appraisal, additional appraisals may be based on construction cost indices customarily employed in the trade and shall be the respective Borrower's or the related Subsidiary's expense. No omission on the part of Paying Agent to request any such ascertainment shall relieve any Borrower or any Subsidiary of any of its obligations under this Section 8.03(b)(i). In addition, each Borrower and its Subsidiaries shall obtain (x) flood hazard insurance if any portion of the Improvements is currently or at any time in the future located in a federally designated "special flood hazard area" and (y) earthquake insurance in amounts and in form and substance reasonably satisfactory to the Paying Agent (but in no event less than the Probable Maximum Loss determined by consultants reasonably satisfactory to the Paying Agent) in the event the Asset is located in an area with a high degree of seismic activity, or otherwise as required by the Paying Agent, provided that the insurance pursuant to clauses (x) and (y) hereof shall be on terms consistent with the comprehensive all risk insurance policy required under this

          Section 8.03(b)(i), except that the deductible on such insurance and on wind insurance if the Asset is located in a coast line area, shall not be in excess of five percent (5%) of the appraised value of the Asset;

               (ii) commercial general liability insurance against claims for personal injury, bodily injury, death or property damage occurring upon, in or about the Asset, including "Dram Shop" or other liquor liability coverage if alcoholic beverages are sold from or may be consumed at the Asset, such insurance (A) to be on the so-called "occurrence" form with a combined single limit of not less than $1,000,000 or such greater amount or may be generally required by institutional lenders for hotels comparable to the Asset; (B) to continue at not less than the aforesaid limit until required to be changed by the Paying Agent or the Required Lenders in writing by reason of changed economic conditions making such protection inadequate; and (C) to cover at least the following hazards: (1) premises and operations; (2) products and completed operations on an "if any" basis; (3) independent contractors; and (4) blanket contractual liability for all written and oral contracts;

              (iii) business income and rent loss insurance (A) covering all risks required to be covered by the insurance provided for in Section 8.03(b)(i); (B) containing an extended period of indemnity endorsement which provides that from and after the physical loss to the Improvements and Personal Property has been repaired, the continued loss of income will be insured until such income either returns to the same level it was at prior to the loss, or the expiration of twelve (12) months from the date of the loss, whichever first occurs, and notwithstanding that the policy may expire prior to the end of such period; and (C) in an amount equal to 100% of the projected gross income from the Asset for a period of twelve (12) months, determined prior to the date hereof and at least once each year thereafter based on the greatest of: (x) the respective Borrower's reasonable estimate of the gross income from the Asset, which estimate shall be reasonably satisfactory to the Paying Agent and (y) the gross income set forth in the financial statements delivered to the Lenders in accordance with this Agreement;

               (iv) at all times during which structural construction, repairs or alterations are being made with respect to the Improvements (A) owner's contingent or protective liability insurance covering claims not covered by or under the terms or provisions of the above mentioned commercial general liability insurance policy; and (B) the insurance provided for in Section 8.03(b)(i) written in a so-called builder's risk completed value form (1) on a non-reporting basis, (2) against all risks insured against pursuant to Section 8.03(b)(i), (3) including permission to occupy the Asset, and (4) with an agreed amount endorsement or a waiver of coinsurance provisions;

                (v) workers' compensation, subject to the statutory limits of the jurisdiction (domestic or foreign) in which the Asset is located, and employer's liability insurance (A) with a limit per accident and per disease per employee, and (B) in an amount for disease aggregate in respect of any work or operations on or about the Asset, or in connection with the Asset or its operation (if applicable), in each case reasonably required by the Paying Agent;

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               (vi)  comprehensive boiler and machinery insurance, if
          applicable, in amounts as shall be reasonably required by the Paying Agent on terms consistent with the comprehensive all risk insurance policy required under Section 8.03(b)(i);

              (vii) umbrella liability insurance in an amount not less than $250,000,000 per occurrence or such greater amount as may be generally required by institutional lenders for hotels comparable to the Asset on terms consistent with the commercial general liability insurance policy required under Section 8.03(b)(ii);

             (viii) motor vehicle liability coverage for all owned and non-owned vehicles, including rented and leased vehicles containing minimum limits per occurrence of $5,000,000;

               (ix) a blanket fidelity bond coverage insuring, among other things, against losses resulting from dishonest or fraudulent acts including, but not limited to, computer fraud, committed by (A) any Borrower's or any of its Subsidiaries' personnel; (B) any employees of outside firms that provide appraisal, legal, data processing or other services for any Borrower or any of its Subsidiaries or (C) temporary contract employees or student interns;

                (x) such other insurance and in such amounts as are required pursuant to any franchise agreements or as any Lead Agent from time to time may reasonably request against such other insurable hazards which are generally required by institutional lenders for hotels comparable to the Asset or which are commonly insured against for property similar to the Asset located in or around the region in which the Asset is located;

               (xi) insurance against terrorist acts in amounts reasonably satisfactory to the Paying Agent, which may be covered by a standard all-risk policy; and

              (xii) fiduciary liability insurance and directors and officers liability insurance in amounts and in form and substance reasonably satisfactory to the Paying Agent.

                 (c) All insurance provided for in Section 8.03(b) hereof shall be obtained under valid and enforceable policies (the "Policies" or in the singular, the "Policy"), and shall be subject to the reasonable approval of the Paying Agent as to insurance companies, amounts, forms, deductibles, loss payees and insurers. The Policies shall be issued by financially sound and responsible insurance companies authorized to do business in the jurisdiction (domestic or foreign) in which the Real Property Asset is located and approved by the Paying Agent. Each insurance company must have a rating of "A" or better for claims paying ability assigned by S&P or, if S&P does not assign a rating for such insurance company, such insurance company must have a general policy rating of A or better and a financial class of VIII or better by A.M. Best Company, Inc. (each such insurer shall be referred to below as a "Qualified Insurer"). Notwithstanding the foregoing, Commonwealth Insurance Company ("Commonwealth") shall be deemed a Qualified Insurer with respect to the excess liability insurance described in Section 8.03(b)(vii) so long as Commonwealth has a general policy rating of A or better and a financial class of VII or better by A.M. Best Company Inc. Not less than thirty (30) days prior to the expiration dates of the Policies theretofor furnished to the Paying Agent pursuant to Section 8.03(b), certified copies of





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the Policies marked "premium paid" or accompanied by evidence reasonably satisfactory to the Paying Agent of payment of the premiums due thereunder (the "Insurance Premiums"), shall be delivered by each Borrower and its Subsidiaries to the Paying Agent; provided, however, that in the case of renewal Policies, each Borrower and its Subsidiaries may furnish the Paying Agent with binders therefor to be followed by the original Policies when issued.

                 (d) No Borrower nor any Subsidiary of any Borrower shall obtain duplicate or separate casualty insurance policy(s) relating to the Assets. Any so called "blanket" insurance policy(s) covering the Assets shall provide at a minimum the same protection as would a separate policy insuring any individual Asset in full compliance with the provisions of Section 8.03(b) and issued by a Qualified Insurer. In the event any Borrower or any of its Subsidiaries obtains separate insurance or an umbrella or a blanket Policy, such Borrower or such Subsidiary shall notify the Paying Agent of the same and shall cause certified copies of each Policy to be delivered as required in
Section 8.03(b). Any blanket insurance Policy shall (a) specifically allocate to the Asset the amount of coverage from time to time required hereunder or (b) be written on an occurrence basis for the coverages required hereunder with a limit per occurrence in an amount equal to the amount of coverage required hereunder and shall otherwise provide the same protection as would a separate Policy insuring only the Asset in compliance with the provisions of Section 8.03(b).

                 (e) All Policies of insurance provided for in Section 8.03(b) shall contain clauses or endorsements to the effect that:

                (i) the Policy shall not be materially changed (other than to increase the coverage provided thereby) or canceled without at least 30 days' written notice to the Paying Agent and any other party named therein as an insured; and

               (ii) each Policy shall provide that the issuers thereof shall give written notice to the Paying Agent if the Policy has not been renewed thirty (30) days prior to its expiration.

                 (f) The Parent Companies shall furnish to the Paying Agent and to each Lender, on or before thirty (30) days after the renewal of any Policy, a statement certified by a duly authorized officer of the Parent Companies of the amounts of insurance maintained in compliance herewith, of the risks covered by such insurance and of the insurance company or companies which carry such insurance, and, if requested by any Lead Agent or the Required Lenders, copies of the Policies and verification of the adequacy of such insurance by an independent insurance broker or appraiser acceptable to the Lead Agents.

                 8.04 Corporate Franchises. Each Borrower will, and will cause each of its Subsidiaries to, do or cause to be done, all things necessary to preserve and keep in full force and effect its existence and its material rights, franchises, licenses and patents; provided, however, that nothing in this Section 8.04 shall prevent (i) transactions permitted under Section 9.02,
(ii) the liquidation of any Subsidiary of a Borrower (which Subsidiary is not itself a Borrower) if the Parent Companies determine that such liquidation could not reasonably be expected to have a Material Adverse Effect or (iii) the withdrawal by any Borrower or any of its Subsidiaries of its qualification as a foreign corporation in any jurisdiction where such withdrawal would not reasonably be expected to have a Material Adverse Effect.

                 8.05 Compliance with Statutes, etc. Each Borrower will, and will cause each of its Subsidiaries to, comply with all Requirements of Law (including without limitation all applicable Gaming Regulations), except such noncompliances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 8.06 Compliance with Environmental Laws. (a) Each Borrower will comply, and will cause each of its Subsidiaries to comply, with all Environmental Laws applicable to the ownership or use of its Real Property now or hereafter owned or operated by such Borrower or any of its Subsidiaries, except for any non-compliance that could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, will promptly pay or cause to be paid all costs and expenses incurred in connection with such compliance, and will keep or cause to be kept all such Real Property free and clear of any Liens (except Permitted Liens) imposed pursuant to such Environmental Laws. No Borrower nor any of its Subsidiaries will generate, use, treat, store, release or dispose of, or permit the generation, use, treatment, storage, release or disposal of Hazardous Materials on any Real Property now or hereafter owned or operated by such Borrower or any of its Subsidiaries, or transport or permit the transportation of Hazardous Materials to or from any such Real Property, except for Hazardous Materials generated, used, treated, stored, released or disposed of at, or transported to or from, any such Real Properties in compliance in all material respects with all applicable Environmental Laws and as is reasonably required in connection with the operation, use and maintenance of the business or operations of such Borrower or any of its Subsidiaries.

                 (b) At the written request of any Lead Agent or the Required Lenders, which request shall specify in reasonable detail the basis therefor, at any time and from time to time, the respective Borrower will provide, at its sole cost and expense, an environmental site assessment report concerning any Real Property owned or operated by such Borrower and its Subsidiaries, prepared by an environmental consulting firm reasonably acceptable to the Lead Agents, indicating the presence or absence of Hazardous Materials and the estimated reasonably likely cost of any removal or remedial action required under Environmental Laws in connection with such Hazardous Materials on such Real Property, provided that in no event shall such request be made more often than once every two years for any particular Real Property unless either (i) an Event of Default shall be in existence or (ii) the Lenders receive notice under Section 8.01(i) of any Environmental Matter for which notice is required to be delivered for any such Real Property. If any Borrower fails to provide the same within ninety days after such request was made, the Paying Agent may order the same, the cost of which shall be borne, jointly and severally, by the Borrowers, and each Borrower shall grant and hereby grants to the Lead Agents and the Lenders and their agents access to such Real Property and specifically grant the Lead Agents and the Lenders an irrevocable non-exclusive license, subject to the rights of tenants, to undertake such an assessment using a nationally recognized environmental consulting firm reasonably acceptable to the Lead Agent at any reasonable time upon reasonable notice to the Parent Companies, all at the sole cost and reasonable expense of the Borrowers.

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                 8.07  ERISA.  As soon as reasonably practicable and, in any event, within fifteen (15) days after any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate knows or has reason to know of the occurrence of any of the following, the Parent Companies will deliver, or cause to be delivered, to the Lenders a certificate of the chief financial officer of the respective Borrower setting forth the reasonable details as to such occurrence and the action, if any, that such Borrower, such Subsidiary or such ERISA Affiliate is required or proposes to take, together with any notices required or proposed to be given or filed by such Borrower, such Subsidiary, the Plan Administrator or such ERISA Affiliate to or with the PBGC or any other government agency, or a Plan participant and any notices received by such Borrower, such Subsidiary or ERISA Affiliate from the PBGC or any other government agency, or a Plan participant with respect thereto: that a Reportable Event has occurred (except to the extent that any Borrower has previously delivered to the Lenders a notice (if any) concerning such event pursuant to the next clause hereof); that a contributing sponsor (as defined in
Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA is subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph (b)(1) thereof), and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 is reasonably expected to occur with respect to such Plan within the following 30 days; that an accumulated funding deficiency, within the meaning of Section 412 of the Code or Section 302 of ERISA, has been incurred or an application may reasonably be expected to be or has been made for a waiver or modification of the minimum funding standard (including any required installment payments) or an extension of any amortization period under Section 412 of the Code or
Section 303 or 304 of ERISA with respect to a Plan; that any contribution required to be made by any Borrower or a Subsidiary of any Borrower or an ERISA Affiliate with respect to a Plan or Foreign Pension Plan has not been timely made; that a Plan has been or may be terminated, reorganized, partitioned or declared insolvent under Title IV of ERISA; that a Plan has an Unfunded Current Liability; that proceedings may reasonably be expected to be or have been instituted to terminate or appoint a trustee to administer a Plan which is subject to Title IV of ERISA; that a proceeding has been instituted pursuant to
Section 515 of ERISA to collect a delinquent contribution to a Plan; that any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate will or could reasonably be expected to incur any material increase in liability (including any indirect, contingent, or secondary liability) to or on account of the termination of or withdrawal from a Plan under Section 4062, 4063, 4064, 4069, 4201, 4204 or 4212 of ERISA or with respect to a Plan under Section 401(a)(29), 4971, 4975 or 4980 of the Code or Section 409 or 502(i) or 502(l) of ERISA or with respect to a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code; or that any Borrower or any Subsidiary of any Borrower could reasonably be expected to incur any material increase in liability pursuant to any employee welfare benefit plan (as defined in Section 3(1) of ERISA) that provides benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or any Plan or any Foreign Pension Plan. Each Borrower will deliver to such Lender (i) upon the request of such Lender, a complete copy of the annual report (on Internal Revenue Service Form 5500-series) of each Plan which is not a multiemployer plan (as defined in Section 4001(a)(3) of ERISA)(including, to the extent required, the related financial and actuarial statements and opinions and other supporting statements, certifications, schedules and information) required to be filed with the Internal Revenue Service and (ii) copies of any records, documents or other information that must be furnished to the PBGC or any other governmental agency with respect to any Plan pursuant to Section 4010 of ERISA. In addition to any certificates or notices delivered to the Lenders pursuant to the first sentence hereof, copies of any records, documents or other information required to be furnished to the PBGC or any other governmental agency, and any material notices received by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate with respect to any Plan or Foreign Pension Plan shall be delivered to the Lenders no later than fifteen (15) days after the date such records, documents, and /or information has been furnished to the PBGC or any other governmental agency or such notice has been received by any Borrower, any Subsidiary or any ERISA Affiliate, as applicable.
Notwithstanding the foregoing, no statement or notice described in this Section
8.07 shall be required to be provided unless the event or events to which such statement or notice relate could individually or in the aggregate be expected to result in liability to the Parent Companies, their Subsidiaries and their ERISA Affiliates in excess of $2,000,000.

                 8.08 End of Fiscal Years; Fiscal Quarters. Each Parent Company will for reporting purposes cause (i) each of its, and each of its Subsidiaries', fiscal years to end on December 31 of each year and (ii) each of its, and each of its Subsidiaries', fiscal quarters to end on dates which are consistent with a fiscal year ending December 31.

                 8.09 Performance of Obligations. Each Borrower will, and will cause each of its Subsidiaries to, perform all of its obligations under the terms of each mortgage, indenture, security agreement and other debt instrument by which it is bound, except such non-performances as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                 8.10  Maintenance of Properties.     Each Borrower will, and
will cause each of its Subsidiaries to, keep all property necessary to the business of such Borrower and its Subsidiaries in good working order and condition, ordinary wear and tear excepted.

                 8.11 REIT Requirements. Starwood REIT shall operate its business at all times so as to satisfy all requirements necessary to qualify as a real estate investment trust under Sections 856 through 860 of the Code and shall at all times maintain its status as grandfathered from the application of
Section 269B(a)(3) of the Code pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984. Starwood REIT will maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Starwood REIT as a real estate investment trust as required by the Code and applicable regulations of the Department of Treasury promulgated thereunder and will properly prepare and timely file with the Internal Revenue Service all returns and reports required thereby.

                 8.12 Payment of Taxes. Each Borrower will, and will cause each of its Subsidiaries to, pay and discharge, or cause to be paid and discharged, all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien not otherwise permitted under Section 9.01(i); provided that no Borrower nor any of its Subsidiaries will be required to pay any such tax, assessment, charge, levy or claim which (x) is being contested in good faith and by appropriate proceedings if it has maintained adequate reserves with respect thereto in accordance with generally accepted accounting principles and (y) would not reasonably be expected to have a Material Adverse Effect.

                 8.13 Additional Security; Further Assurances; etc. (a) Each Borrower will, and will cause each of its Subsidiaries to, at the expense of such Borrower and its Subsidiaries, make, execute, endorse, acknowledge, file and/or deliver to the Collateral Agent from time to time such schedules, confirmatory assignments, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments, and take such further steps relating to the collateral covered by any of the Pledge and Security Agreement, as the Collateral Agent may reasonably require in order to effect, protect or further evidence the grant or perfection of Liens provided for in the Pledge and Security Agreement, including, without limiting the foregoing, (1) with respect to any Pledge and Security Agreement Collateral relating to equity interests in any Person organized under the laws of any jurisdiction other than the United States or a State thereof (each a "Foreign Entity"), upon the request of the Collateral Agent, each Borrower will, and will cause the respective Credit Party that owns the equity interest in such Foreign Entity (and the respective Foreign Entity) to, execute any additional pledge or other security agreements as may be reasonably requested by the Collateral Agent to protect the security interests required to be granted pursuant to the Pledge and Security Agreement pursuant to the requirements of applicable local law of such Foreign Entity and to take such further steps relating to such collateral as the Collateral Agent may reasonably request and (2) to the extent any assets are acquired by any Borrower or any of its Subsidiaries after the date hereof which would constitute Pledge and Security Agreement Collateral, such Pledge and Security Agreement Collateral shall, to the extent required by the Pledge and Security Agreement, be delivered for pledge thereunder and any additional actions as required above by the Collateral Agent shall be taken in connection therewith. Furthermore, each Borrower will cause to be delivered to the Collateral Agent such opinions of counsel, and other related documents as may be reasonably requested by the Collateral Agent to assure itself that this Section 8.13 has been complied with.

                 (b) Each Borrower agrees that each action required above by this Section 8.13 shall be completed within 60 days after such action is either requested to be taken by the Paying Agent or the Required Lenders or required to be taken by such Borrower and its Subsidiaries pursuant to the terms of this Section 8.13.

                 8.14 Foreign Subsidiaries Security. If following a change in the relevant sections of the Code or the regulations, rules, rulings, notices or other official pronouncements issued or promulgated thereunder, counsel for the Parent Companies reasonably acceptable to the Paying Agent does not within 30 days after a request from any Lead Agent or the Required Lenders deliver evidence, in form and substance mutually satisfactory to the Lead Agents and the Borrowers, with respect to any Foreign Subsidiary which has not already had all of its stock pledged pursuant to the Pledge and Security Agreement, that
(i) a pledge of 66-2/3% or more of the total combined voting power of all classes of capital stock of such Foreign Subsidiary entitled to vote, and (ii) the entering into by such Foreign Subsidiary of a guaranty in substantially the form of the Guaranty, in any such case could reasonably be expected to cause
(I) the undistributed earnings of such Foreign Subsidiary as determined for Federal income tax purposes to be treated as a deemed dividend to such Foreign Subsidiary's United States parent for Federal income tax purposes or (II) other material adverse Federal income tax consequences to the Credit Parties, then in the case

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of a failure to deliver the evidence described in clause (i) above, that portion of such Foreign Subsidiary's outstanding capital stock not theretofore pledged pursuant to the Pledge and Security Agreement shall be pledged to the Collateral Agent for the benefit of the Secured Creditors pursuant to the Pledge and Security Agreement (or another pledge agreement in substantially similar form, if needed), and in the case of a failure to deliver the evidence described in clause (ii) above, such Foreign Subsidiary shall execute and deliver the Guaranty (or another guaranty in substantially similar form, if needed), guaranteeing the Obligations of the Borrowers under the Credit Documents and under any Interest Rate Protection Agreement or Other Hedging Agreement, in each case to the extent that the entering into such Pledge and Security Agreement or Guaranty is permitted by the laws of the respective foreign jurisdiction and with all documents delivered pursuant to this Section
8.14 to be in form and substance reasonably satisfactory to the Lead Agents.

                 8.15 Additional Guarantors. (a) If at any time after the Effective Date any Borrower acquires, establishes or creates any Domestic Subsidiary (or in the circumstances contemplated by Section 8.14, any Foreign Subsidiary), such Subsidiary shall be required at such time to execute and deliver counterparts of the Guaranty and Pledge and Security Agreement, at which time such Subsidiary shall become a Guarantor hereunder; provided that the execution and delivery of such documents shall not be required (and the respective Subsidiary shall not become a Guarantor) if, and for so long as, the respective Subsidiary is primarily engaged in Gaming Businesses where approvals of the relevant Gaming Authorities would be required for the respective Subsidiary to become a Guarantor.

                 (b) Each Subsidiary required to take actions pursuant to preceding Section 8.15(a) shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in
Section 5 (including without limitation opinions of counsel) as such Subsidiary would have had to deliver if such Subsidiary were a Credit Party on the Initial Borrowing Date, with all actions to be taken pursuant to this Section 8.15 to be taken to the reasonable satisfaction of the Paying Agent and the Collateral Agent.

                 8.16. Margin Regulations. The Borrowers shall take all actions so that at all times the fair market value of all Margin Stock (other than Capital Stock of ESI which is Margin Stock) owned by the Parent Companies and their Subsidiaries shall not exceed $5,000,000. So long as the covenant contained in the immediately preceding sentence is complied with, all Margin Stock at any time owned by the Parent Companies and their Subsidiaries shall not constitute Pledge and Security Agreement Collateral and no security interest shall be granted therein pursuant to any Credit Document. Without excusing any violation of the first sentence of this Section 8.16, if at any time the fair market value of all Margin Stock (other than Capital Stock of ESI which is Margin Stock) owned by the Parent Companies and their Subsidiaries exceeds $5,000,000, then (x) all Margin Stock owned by the Credit Parties shall be pledged, and delivered for pledge, pursuant to the Pledge and Security Agreement and (y) the Borrowers shall execute and deliver to the Lenders appropriate completed forms (including, without limitation, Forms G-3 and U-1, as appropriate) establishing compliance with the Margin Regulations. If at any time any Margin Stock is required to be pledged as a result of the provisions of the immediately preceding sentence, repayments of outstanding Obligations shall be required, and subsequent Credit Events shall be permitted, only in compliance with the applicable provisions of the Margin Regulations.

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                 8.17.  Ownership of Certain Subsidiaries.  At all times
following the consummation of the Acquisition on the Initial Borrowing Date,
(i) Starwood REIT shall be the sole general partner of SLT RLP (and shall only own assets as described in Section 7.29), and shall own at all times at least 75% of the equity interests in SLT RLP, (ii) the Corporation shall be the sole general partner of SLC OLP and shall at all times own at least 75% of the equity interests in SLC OLP and (iii) the Corporation shall directly own 100% of the equity interests in ITT.

                 8.18 Unsecured Debt Rating. Each Parent Company hereby covenants and agrees that it shall use its best efforts to have an Unsecured Debt Rating assigned to the Parent Companies within 180 days after the Initial Borrowing Date.

                 8.19. REIT and Corporation Stock. Starwood REIT and the Corporation shall maintain in good standing their listing of, or listing authorization for, all their outstanding shares of Capital Stock on the New York Stock Exchange (other than the Westin Acquisition Shares and the UBS Shares, and except for similar issuances after the Initial Borrowing Date) and such shares (other than the Westin Acquisition Shares and the UBS Shares, and except for similar issuances after the Initial Borrowing Date) shall continue to trade as "paired shares".

                 8.20. Interest Rate Protection. At all times after the 120th day following the Initial Borrowing Date to and including the third anniversary (the "Third Anniversary") of the date on which the Corporation and its Subsidiaries first enter into such Interest Rate Protection Agreement, the Corporation and its Subsidiaries shall enter into, and thereafter maintain, Interest Rate Protection Agreements, on terms and with parties reasonably satisfactory to the Lead Agents, establishing a fixed or maximum interest rate reasonably acceptable to the Lead Agents for an aggregate notional amount equal to at least $1 billion of the aggregate outstanding principal amount of Loans, it being understood and agreed that each such Interest Rate Protection Agreement shall have a term of at least one (1) year or, if less, the period from the date of entering into such Interest Rate Protection Agreement to and including the Third Anniversary .

                 8.21 World Directory Disposition Entities; Assigned Starwood Note; Etc. At all times on and after the Initial Borrowing Date, (i) ITT Corporation shall directly own 100% of the Capital Stock of WD Parent Corp. (excluding up to $50 million of VNU Preferred Stock issued to VNU or an Affiliate thereof in connection with the WD Disposition), (ii) WD Parent Corp. shall constitute the 100% member of the Assigned Starwood Note LLC, (iii) ITT shall at all times be the non-member manager (non-removable) of the Assigned Starwood Note LLC, (iv) neither WD Parent nor Assigned Starwood Note LLC will incur or assume any Indebtedness or create, incur or assume any Lien upon or with respect to any of its property or assets and (v) the Assigned Starwood Note LLC shall at all times own (subject to no Liens) the Assigned Starwood Note. To the maximum extent permitted by the Assigned Starwood Note, payments of interest thereunder shall be deferred or paid-in-kind, rather than paid in cash.

                 SECTION 9. Negative Covenants. Each of the Borrowers hereby covenants and agrees that on and after the Effective Date and until the Total Commitment and all Letters of Credit have terminated and the Loans, Notes and Unpaid Drawings, together with interest, Fees and all other Obligations (other than contingent indemnification obligations) incurred hereunder and thereunder, are paid in full:

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                 9.01  Liens.  No Borrower will, nor will any Borrower permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any property or assets (real or personal, tangible or intangible) of such Borrower or any of its Subsidiaries, whether now owned or hereafter acquired, or sell any such property or assets subject to an understanding or agreement, contingent or otherwise, to repurchase such property or assets (including sales of accounts receivable with recourse to such Borrower or any of its Subsidiaries), or assign any right to receive income or permit the filing of any financing statement under the UCC or any other similar notice of Lien under any similar recording or notice statute; provided that the provisions of this Section 9.01 shall not prevent the creation, incurrence, assumption or existence of the following (Liens described below are herein referred to as "Permitted Liens"):

                (i) inchoate Liens for taxes, assessments or governmental charges or levies not yet due and payable or Liens for taxes, assessments or governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves have been established in accordance with generally accepted accounting principles;

               (ii) Liens in respect of property or assets of any Borrower or any of its Subsidiaries imposed by law, which were incurred in the ordinary course of business and do not secure Indebtedness for borrowed money, such as carriers', warehousemen's, materialmen's and mechanics' liens and other similar Liens arising in the ordinary course of business, and (x) which do not in the aggregate materially detract from the value of the property and assets of such Borrower and its Subsidiaries taken as a whole or materially impair the use thereof in the operation of the business of such Borrower or such Subsidiary or (y) which are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing the forfeiture or sale of the property or assets subject to any such Lien;

              (iii) Liens in existence on the Initial Borrowing Date which are listed, and the property subject thereto described, in Schedule 9.01 ("Existing Liens"), but only to the respective date, if any, set forth in such Schedule 9.01 for the removal or termination of any such Liens, without giving effect to any renewals, replacements and extensions of such Liens;

               (iv) Liens on the Pledge and Security Agreement Collateral to secure the ITT Notes, Permitted Refinancing Indebtedness issued in respect of the ITT Notes (or in respect of Permitted Refinancing Indebtedness previously issued in respect of the ITT Notes) and/or the Senior Secured Notes, and guarantees thereof permitted pursuant to
         Section 9.04, on an equal and ratable basis with the other obligations secured pursuant to the Pledge and Security Agreement, in each case in accordance with and to the extent permitted by the terms of Pledge and Security Agreement;

                (v)  Liens created pursuant to the Security Documents;

               (vi) licenses, leases, sublicenses or subleases granted to other Persons not materially interfering with the conduct of the business of any Borrower and its Subsidiaries taken as a whole;

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              (vii)  Liens upon assets of any Borrower or its Subsidiaries subject to Capitalized Lease Obligations and Non-Recourse Indebtedness to the extent such Capitalized Lease Obligations and Non-Recourse Indebtedness are permitted by Section 9.04(iv), provided that (x) such Liens only serve to secure the payment of Indebtedness arising under such Capitalized Lease Obligation or Non-Recourse Indebtedness, as the case may be, and (y) the Lien encumbering the asset or assets giving rise to the Capitalized Lease Obligation or Non-Recourse Indebtedness, as the case may be, does not encumber any other asset of such Borrower or any Subsidiary of such Borrower;

             (viii) Liens placed upon equipment or machinery used in the ordinary course of business of any Borrower or any of its Subsidiaries at the time of acquisition thereof by such Borrower or any such Subsidiary or within 90 days thereafter to secure Indebtedness incurred to pay all or a portion of the purchase price thereof or to secure Indebtedness incurred solely for the purpose of financing the acquisition of any such equipment or machinery or extensions, renewals or replacements of any of the foregoing for the same or a lesser amount, provided that (x) the aggregate outstanding principal amount of all Indebtedness secured by Liens permitted by this clause (viii) shall not at any time exceed $50,000,000 and (y) in all events, the Lien encumbering the equipment or machinery so acquired does not encumber any other asset of such Borrower or such Subsidiary;

               (ix) easements, rights-of-way, restrictions, encroachments and other similar charges or encumbrances, and minor title deficiencies, in each case not securing Indebtedness and not materially interfering with the conduct of the business of any Borrower or any of its Subsidiaries;

                (x) Liens arising from precautionary UCC financing statement filings regarding operating leases entered into by any Borrower or any of its Subsidiaries in the ordinary course of business;

               (xi) Liens arising out of the existence of judgments, decrees or awards not constituting an Event of Default under Section 10.09, provided that no cash or property is deposited or delivered to secure the respective judgment or award (or any appeal bond in respect thereof);

              (xii) statutory and common law landlords' liens under leases to which any Borrower or any of its Subsidiaries is a party;

             (xiii) Liens on property or assets acquired pursuant to a Permitted Acquisition, or on property or assets of a Subsidiary of any Borrower acquired pursuant to a Permitted Acquisition, in each case in existence at the time such Permitted Acquisition is consummated, provided that (i) any Indebtedness that is secured by such Liens is permitted to exist under Section 9.04(x) and (ii) such Liens are not incurred in connection with or in contemplation or anticipation of such Permitted Acquisition and do not attach to any other asset of such Borrower or any of its Subsidiaries;

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              (xiv)  Indebtedness owed by the Corporation and/or one or more of its Subsidiaries to Starwood REIT and/or one or more of its Subsidiaries, in each case to the extent permitted to be outstanding pursuant to Section 9.04(vii), may be secured by Real Property (and Assets related to such Real Property) of the Corporation and its Subsidiaries; and

               (xv) Liens securing Permitted Refinancing Indebtedness (which Liens shall be permitted subject to compliance with clause (v) of the definition of Permitted Refinancing Indebtedness contained herein) to the extent such Indebtedness is permitted to be outstanding pursuant to Section 9.04(xi).

                 9.02  Consolidation, Merger, Purchase or Sale of Assets, Lease
Obligations, etc.   No Borrower will, nor will any Borrower permit any of its
Subsidiaries to, wind up, liquidate or dissolve its affairs or enter into any transaction of merger or consolidation, or convey, sell, lease or otherwise dispose of (or agree to do any of the foregoing at any future time) all or any part of its property or assets, or enter into any sale-leaseback transactions, or purchase or otherwise acquire (in one or a series of related transactions) any part of the property or assets (other than purchases or other acquisitions of inventory, materials and equipment in the ordinary course of business) of any Person, except that:

                (i) Capital Expenditures by Starwood REIT, the Corporation and their Subsidiaries shall be permitted to the extent not in violation of Section 9.07;

               (ii) Investments may be made to the extent permitted by Section 9.05;

              (iii) (x) Starwood REIT, the Corporation and their Subsidiaries may lease (as lessee and/or as lessor) real or personal property in the ordinary course of business (so long as any such lease does not create a Capitalized Lease Obligation except to the extent permitted by Section 9.04) and (y) Operating Leases may be entered into by the parties described in the definition thereof in the ordinary course of business and consistent with past practices;

               (iv) Starwood REIT, the Corporation and their Subsidiaries may sell and lease inventory (excluding Real Property) in the ordinary course of business;

                (v) Starwood REIT, the Corporation and their Subsidiaries may sell used and obsolete equipment in the ordinary course of business;

               (vi) Starwood REIT, the Corporation and their Subsidiaries may, in the ordinary course of business, license, as licensor or licensee, patents, trademarks, copyrights and know-how to third Persons and to one another; provided that in no event shall this clause (vi) be construed to permit Starwood REIT, the Corporation or any of their Subsidiaries to (x) sell or transfer any patents, trademarks, copyrights or tradenames to any third Person or (y) grant an exclusive license to use any patent, trademark, copyright or tradename;

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              (vii)  the Acquisition shall be permitted, and any ESI
         Transaction shall be permitted so long as the respective such transaction complies with the requirements contained in the definition of ESI Transaction contained herein;

             (viii) so long as no Specified Default, and no Event of Default, then exists or would result therefrom, the Parent Companies and their Subsidiaries may sell Assets (other than Assets listed or described in Schedule 11.01C or in the definition of Scheduled Asset Disposition), to the extent not otherwise permitted under any other clause of this
         Section 9.02, provided that (x) the aggregate Net Sale Proceeds from all assets subject to sales pursuant to this clause (viii) shall not exceed $1,000,000,000 (or $1,500,000,000 if, at the time of any Asset disposition pursuant to this clause (viii) which results in Net Sale Proceeds being received during the respective Fiscal Year being in excess of $1,000,000,000, and after giving effect thereto and to the application of the proceeds thereof, either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's) in any Fiscal Year, (y) any such asset sale is for at least 90% cash (for this purpose, treating third-party debt (i.e., owed to Persons other than the Parent Companies and their Subsidiaries and Affiliates) assumed by the respective buyer as constituting 90% cash, and 10% non-cash, consideration) and at fair market value (as determined in good faith by management of the Person selling such assets) and (z) the Net Sale Proceeds therefrom are either applied as a mandatory repayment and/or commitment reduction as provided in Section 4.02(e), provided further, that, with respect to no more than (a) $600,000,000 (or $750,000,000 if, at the time of the respective Asset disposition pursuant to this Section 9.02(viii) and after giving effect thereto, either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's) of Net Sale Proceeds received during the period commencing on the Initial Borrowing Date and ending on December 31, 1998 and (b) $250,000,000 (or $500,000,000 if, at the time of the respective Asset disposition pursuant to this Section 9.02(viii) and after giving effect thereto, either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's) of Net Sale Proceeds received during any Fiscal Year thereafter, such Net Sale Proceeds may be reinvested to the extent permitted by Section 4.02(e), provided further, that any Asset Sale permitted pursuant to this clause (viii) (subject to compliance with the limitations contained in the immediately preceding proviso) may be structured in the form of a "like-kind exchange" in accordance with
         Section 1031 of the Code, but for purposes of this clause (viii) (and the immediately preceding proviso) each such "like-kind exchange" shall be treated as the sale of an Asset with the Net Proceeds (deemed to be an amount equal to the fair market value of the Asset sold) therefrom reinvested pursuant to the immediately preceding proviso;

               (ix) so long as no Specified Default, and no Event of Default, then exists or would result therefrom, any of SLT RLP, the Corporation, SLC OLP or any Wholly-Owned Subsidiary of any such Person (each an "Acquiring Person") may acquire all or any portion of the assets (including without limitation acquisitions of Hotels) or all of the capital stock of any Person (any such acquisition permitted by this clause (ix), a "Permitted

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         Acquisition"), provided that (i) such Person (or the assets so acquired) was, immediately prior to such acquisition, engaged (or used) primarily in the businesses permitted pursuant to Section 9.15,
         (ii) if such acquisition is structured as a stock acquisition, then
         (x) either (A) the Person so acquired becomes a Wholly- Owned Subsidiary of an Acquiring Person or (B) such Person is merged with and into such Acquiring Person or a Wholly-Owned Subsidiary of such Acquiring Person (with such Acquiring Person or such Wholly-Owned Subsidiary, as the case may be, being the surviving corporation of such merger), and (y) such Person shall own no Capital Stock of any other Person unless either (A) such Person owns 100% of the Capital Stock of such other Person or (B)(1) such Person and/or its Wholly-Owned Subsidiaries own at least 80% of the consolidated assets of such Person and its subsidiaries and (2) any non-Wholly-Owned Subsidiary of such Person was non-Wholly-Owned prior to the date of such Permitted Acquisition of such Person, and in any case, all of the provisions of Section 8.15 have been complied with in respect of each Subsidiary acquired pursuant to the respective Permitted Acquisition,
         (iii) any Liens or Indebtedness assumed or incurred in connection with such acquisition are otherwise permitted pursuant to Section 9.01 or 9.04, as the case may be, (iv) calculations are made by the Parent Companies establishing compliance with the financial covenants contained in Sections 9.08 through 9.11, inclusive, for the Reference Period, on a Pro Forma Basis as if the respective Permitted Acquisition had occurred on the first day of such Reference Period,
         (v) immediately after giving effect to each such Permitted Acquisition, the Total Unutilized Revolving Loan Commitment shall be equal to at least $200,000,000, (vi) the aggregate consideration paid in connection with any such Permitted Acquisition (including, without limitation, any earn-out, non-compete or deferred compensation arrangements) shall not exceed $750,000,000 (or, in the case of the acquisition of (x) Assets related to the Gaming Business or (y) a Person engaged in a Gaming Business, $350,000,000) without the prior written consent of the Required Lenders, provided that if either (1) all consideration paid in connection with the respective such Permitted Acquisition consists solely of common stock or Qualified Preferred Stock (and the assumption of Indebtedness described below in this proviso) or (2) at any time that either (A) the Combined Leverage Ratio is less than 4.5:1.0 or (B) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's (and in each case will remain so after giving effect to any Indebtedness assumed as described below in this proviso), Permitted Acquisitions may be effected, for this purpose with the amounts set forth above in clause (vi) being deemed to be $1,500,000,000 and $500,000,000, respectively, rather than
         $750,000,000 and $350,000,000, without the prior written consent of the Required Lenders so long as the aggregate principal amount of any third-party Indebtedness assumed in connection with such Permitted Acquisition does not exceed 35% of the aggregate purchase consideration therefor, (vii) the Parent Companies shall have given the Paying Agent and the Lenders at least 10 days' prior written notice of any Permitted Acquisition, and (viii) the Parent Companies shall have delivered to the Lead Agents an officer's certificate from its chief executive officer, certifying, to the best of his knowledge, compliance with the requirements of preceding clauses (i) through
         (vii) and containing the calculations required by clauses (iv) and
         (v);

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                (x)  Scheduled Asset Dispositions as described in clause (iii)
         of the definition thereof shall be permitted, provided that (x) any such Scheduled Asset Disposition is for at least 90% cash (for this purpose, treating third-party debt (i.e., owed to Persons other than the Parent Companies and their Subsidiaries and Affiliates) assumed by the respective buyer as constituting 90% cash, and 10% non-cash, consideration) and at fair market value (as determined in good faith by management of the Person consummating such Scheduled Asset Disposition) and (y) the Net Sale Proceeds from each Scheduled Asset Disposition shall be applied as a mandatory repayment and/or commitment reduction as provided in Section 4.02(e) (without giving effect to the provisos thereto); and

               (xi) so long as no Specified Default, and no Event of Default, then exists or would result therefrom, the Corporation or any of its Subsidiaries may transfer Assets to Starwood REIT or any Subsidiary of Starwood REIT, provided that the fair market value (as determined in good faith by management of the Person transferring such Assets) of all Assets subject to such transfers shall not exceed $150,000,000 in any Fiscal Year without the prior written consent of the Required Lenders; provided that, if the Corporation delivers to the Lead Agents, a solvency opinion from an independent valuation firm satisfactory to the Lead Agents, addressed to the Lead Agents and the Lenders and dated the date such Assets are transferred to Starwood REIT or any of its Subsidiaries, setting forth the conclusions that, after giving effect to such transfer, the Corporation and its Subsidiaries, taken as a whole, are not insolvent and will not be rendered insolvent by such transfer, will not be left with unreasonably small capital with which to engage in their business and will not have incurred debts beyond their ability to pay such debts as they mature, the Corporation and its Subsidiaries may transfer Assets having an aggregate fair market value (as determined in good faith by management of the Person transferring such Assets) in an amount not to exceed $500,000,000 (which amount shall be increased to $1,000,000,000 if at the time of the respective transfer either (1) the Combined Leverage Ratio is less than 4.5:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's) to Starwood REIT or any of its Subsidiaries in any Fiscal Year.

                 Notwithstanding anything to the contrary contained above, in no event shall any Capital Stock of any Subsidiary of the Parent Companies or any other Borrower be sold pursuant to the provisions of this Section 9.02, except that (i) so long as the respective sale complies with the requirements set forth above in this Section 9.02, 100% of the Capital Stock of any Credit Party Subsidiary (excluding SLT RLP, SLC OLP, ITT and ITT Sheraton) owned by the Parent Companies and their Subsidiaries may be sold to a person not an Affiliate in a transaction otherwise permitted by this Section 9.02, (ii) in consideration for acquisitions of Assets by SLT RLP and/or SLC OLP, SLT RLP and SLC OLP may issue limited partnership interests in the ordinary course of business and consistent with past practices, in each case so long as no violation of the covenants contained in Section 8.17 arises as a result thereof and (iii) Capital Stock of ESI and/or one or more of its Subsidiaries may be sold or disposed of pursuant to ESI Transactions effected in accordance with the definition thereof contained herein. To the extent any Capital Stock pledged pursuant to the Pledge and Security Agreement is sold to a Person not an Affiliate of either Parent Company in a transaction permitted pursuant to this Section 9.02, the Capital Stock so sold shall be released from the security interests created pursuant to the Pledge and Security

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Agreement (and the Collateral Agent is hereby authorized and directed to take such action as it deems to be reasonably necessary or desirable in connection therewith).

                 9.03 Restricted Payments. (a) No Borrower will, nor will any Borrower permit any of its Subsidiaries to, authorize, declare or pay any Dividends, except that:

                (i) any Subsidiary of either Parent Company may, subject to the provisions of following clause (b), (x) pay cash Dividends to such Parent Company or to any Wholly-Owned Subsidiary of either Parent Company and (y) if such Subsidiary is not a Wholly-Owned Subsidiary of the respective Parent Company, may pay cash Dividends to its shareholders, partners, members or other equity owners generally so long as such Parent Company or its respective Subsidiary which owns the equity interest or interests in the Subsidiary paying such Dividends receives at least its proportionate share thereof (based upon its relative holdings of equity interests in the Subsidiary paying such Dividends and taking into account the relative preferences, if any, of the various classes of equity interests in such Subsidiary);

               (ii) so long as (x) no Specified Default, and no Event of Default, exists at the time of the respective payment or would exist immediately after giving effect thereto (or unless the Required Lenders otherwise consent in writing) and (y) Starwood REIT qualifies as a "real estate investment trust" under the Code, during any period of four consecutive fiscal quarters, Starwood REIT may pay cash Dividends to its shareholders for such period in an aggregate amount not to exceed the greater of (1) 85% of Adjusted Funds From Operations for such period and (2) the minimum amount necessary for Starwood REIT to maintain its status as an entity taxed as a real estate investment trust under the Code;

              (iii) WD Parent Corp. may pay regularly scheduled cash Dividends on the VNU Preferred Stock at a rate not to exceed 6% per annum and any mandatory redemptions required thereunder, provided that so long as no Specified Default, and no Event of Default, then exists, WD Parent Corp. may otherwise redeem any outstanding shares of VNU Preferred Stock;

               (iv) so long as (x) no Specified Default, and no Event of Default, then exists or would result therefrom and (y) Starwood REIT qualifies as a "real estate investment trust" under the Code, Starwood REIT and/or the Corporation shall be permitted to repurchase shares of their own common stock in an aggregate amount not to exceed $50,000,000 in any Fiscal Year, provided that any time the Combined Leverage Ratio is equal to or less than 4.5 to 1.0 (and so long as the Combined Leverage Ratio will continue to be equal to or less than 4.5 to 1.0 immediately after giving effect to the respective repurchases contemplated by this clause (iv) and any Indebtedness (including without limitation Revolving Loans) incurred to finance same), the foregoing limitation shall be increased to $300,000,000 in any Fiscal Year, provided further, that in no event shall any repurchases be made pursuant to this clause (iv) in any Fiscal Year if (or to the extent that) the sum of (I) the aggregate amount expended by the Parent Companies in any Fiscal Year pursuant to this clause (iv) plus (II) the amount of Dividends paid in such Fiscal Year pursuant to preceding clause (ii), would exceed 85% of Adjusted Funds From Operations for such Fiscal Year;

                (v) the Parent Companies may pay regularly accruing Dividends to holders of its Qualified Preferred Stock through the issuance of additional shares of such Qualified Preferred Stock (so long as no cash payments are made with respect thereto, unless justified pursuant to clause (ii) of Section 9.03); and

               (vi) so long as no Specified Default, and no Event of Default, then exists or would result therefrom, the Parent Companies shall be permitted to repurchase the outstanding UBS Shares in an aggregate principal amount not to exceed $135,000,000, provided that the proceeds used by the Parent Companies to consummate such repurchase are raised solely through the issuance of equity by the Parent Companies.

                 (b) Notwithstanding anything to the contrary contained above, upon the occurrence and during the continuance of any Specified Default or any Event of Default, neither the Corporation nor any of its Subsidiaries shall pay any dividends or make any distributions or similar payments to Starwood REIT.

                 (c) Notwithstanding anything to the contrary contained elsewhere in this Agreement, upon the occurrence and during the continuance of any Specified Default or any Event of Default (or if any Specified Default or any Event of Default would exist immediately after giving effect thereto), neither the Corporation nor any of its Subsidiaries shall (i) pay any amounts with respect to Indebtedness owed by them to Starwood REIT or any of its Subsidiaries (including, without limitation, any principal, interest or other amounts owing with respect to the Intercompany Mortgage Note), (ii) make any loans, advances or other investments in Starwood REIT or any of its Subsidiaries or (iii) prepay any amounts owed to Starwood REIT or any of its Subsidiaries pursuant to any Operating Lease or any other Contractual Obligation. In addition, the Corporation and its Subsidiaries shall in no event prepay or repay any principal owing with respect to the Intercompany Mortgage Note; provided that so long as no Specified Default, and no Event of Default, then exists, the Corporation and its Subsidiaries shall be permitted to prepay (or repay) principal owing with respect to the Intercompany Mortgage
Note in an aggregate principal amount not to exceed $150,000,000 (or such greater amount to the extent permitted by Section 9.02(xi)) in any Fiscal Year solely as a result of transfers of assets pursuant to Section 9.02(xi). Furthermore, no payment shall be made in respect of any Affiliate Debt which would violate the provisions of the Subordination Agreement required to be executed in connection therewith. The foregoing provisions of this clause (c) shall in no event restrict or limit the ability of any Credit Party to make payments owing by them pursuant to the terms of the Guaranty.

                 (d)      In addition to the requirements of preceding clause
(c), and unless the Required Lenders otherwise consent in writing, (x) in no event shall any payments of principal be made on the Assigned Starwood Note at any time and (y) at any time when any Specified Default, or any Event of Default, then exists, no interest or other payments shall be made in respect of the Assigned Starwood Note.

                 9.04 Indebtedness. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, contract, create, incur, assume or suffer to exist any Indebtedness, except:

                (i) Indebtedness incurred pursuant to this Agreement and the other Credit Documents;

               (ii) Indebtedness with respect to performance bonds, surety bonds, appeal bonds or customs bonds required in the ordinary course of business or in connection with the enforcement of rights or claims of any Borrower or any of its Subsidiaries or in connection with judgments that do not result in a Specified Default or an Event of Default, provided that, in addition to the performance bonds for existing construction projects set forth on Schedule 9.04(ii), the aggregate outstanding amount of all such performance bonds, surety bonds, appeal bonds and customs bonds permitted by this clause (ii) shall not at any time exceed $100,000,000;

              (iii) Indebtedness under Interest Rate Protection Agreements which are non-speculative in nature and are entered into to protect any Borrower and/or its Subsidiaries against fluctuations in interest rates in respect of floating rate Indebtedness outstanding at the time of the respective Interest Rate Protection Agreements are entered into, which floating rate Indebtedness is otherwise permitted to remain outstanding or be incurred, as the case may be, pursuant to this Section 9.04;

               (iv) Capitalized Lease Obligations and Non-Recourse Indebtedness of Subsidiaries (other than ITT) of the Parent Companies, provided that (i) such Non-Recourse Indebtedness was incurred in connection with the acquisition of a new Hotel or the renovation of an existing Hotel, (ii) prior to the incurrence of any Non- Recourse Indebtedness the Parent Companies deliver a certificate to the Paying Agent establishing compliance with the financial covenants contained in Sections 9.08 through 9.11, inclusive, for the Reference Period, on a Pro Forma Basis, (iii) in no event shall the loan to value ratio for any such Non-Recourse Indebtedness be (A) greater than 75% or (B) less than 40% in respect of the respective Assets serving as security therefor, (iv) in no event shall more than 25% of the Parent Companies' and their Subsidiaries' total real property assets (taking the fair market value thereof as determined in good faith by the Parent Companies, without deduction for the amount of Indebtedness associated therewith) be subject to Liens securing Capitalized Lease Obligations, Non-Recourse Indebtedness or other Indebtedness for borrowed money (not owed to the Parent Companies or their Subsidiaries) and (v) the sum of (A) the aggregate Capitalized Lease Obligations plus (B) the aggregate principal amount of such Non-Recourse Indebtedness in each case incurred in any Fiscal Year shall not exceed $300,000,000 less the aggregate principal amount of Indebtedness incurred or assumed in such Fiscal Year pursuant to
         Section 9.04(x) (excluding Indebtedness incurred or assumed pursuant to the last proviso to Section 9.04(x));

                (v) Indebtedness subject to Liens permitted under Section 9.01(viii);

               (vi) Existing Indebtedness outstanding on the Initial Borrowing Date and listed on Schedule 7.25, without giving effect to any subsequent extension, renewal or refinancing thereof, except as otherwise provided in Section 9.04(xi);

              (vii)  Indebtedness (x) evidenced by the Intercompany Mortgage
         Note in an aggregate principal amount not to exceed $3,450,000,000 (less the aggregate principal amount of all repayments thereof made after the Initial Borrowing Date), (y) evidenced by the Assigned Starwood Note in an aggregate principal amount equal to $2,127,996,246 and/or (z) constituting intercompany loans and advances made after the Initial Borrowing Date to the extent permitted by Section 9.05(viii);

             (viii) the Corporation shall be permitted to issue Senior Secured Bridge Notes on the Initial Borrowing Date as required by Section 5.06(a) (with the Senior Secured Bridge Note Documents to be in the form provided pursuant to Section 5.06(b) on or prior to the Initial Borrowing Date) and shall be permitted from time to time to issue (but not to any Borrower or Affiliate thereof) Permanent Senior Notes for cash; provided that (w) all of the terms and conditions of the Permanent Senior Notes (including, without limitation, amortization, maturities, interest rates, covenants, defaults, remedies, guaranties, sinking fund provisions and other terms) shall be reasonably satisfactory to the Lead Agents, (x) at the option of the Corporation, Permanent Senior Notes may be issued as Permanent Senior Secured Notes and, in such event, may be secured to the extent provided in the Pledge and Security Agreement, (y) all Net Proceeds (determined without giving effect to the proviso to the definition of Net Proceeds contained herein) from any issuance of Permanent Senior Notes shall be applied to repay then outstanding Senior Secured Bridge Notes and (z) in no event shall the aggregate principal amount of Indebtedness at any time outstanding pursuant to this clause (viii) exceed $2.5 billion;

               (ix) any Guarantor, to the extent such Guarantor remains a Guarantor hereunder, shall be permitted to guarantee the obligations of the Corporation under the Senior Notes;

                (x) Indebtedness of a Subsidiary of a Borrower (which itself is not a Borrower) acquired pursuant to a Permitted Acquisition (or Indebtedness assumed at the time of a Permitted Acquisition of an asset securing such Indebtedness), provided that (i) such Indebtedness was not incurred in connection with or in contemplation of such Permitted Acquisition, (ii) at the time of such Permitted Acquisition such Indebtedness does not exceed 75% of the total value of the assets of the Subsidiary so acquired, or of the assets so acquired, as the case may be, and (iii) the aggregate principal amount of all such Indebtedness acquired or assumed after the Initial Borrowing Date shall at no time outstanding exceed $300,000,000 less the aggregate principal amount of all Indebtedness then outstanding pursuant to
         Section 9.04(iv) and (xi)(b) (without duplication); provided that, in addition to the Indebtedness acquired or assumed as contemplated above, in the circumstances (and to the extent) contemplated by the proviso to clause (vi) of Section 9.02(ix) hereof, Indebtedness shall be permitted to be incurred, so long as same meets all requirements (other than those set forth in clause (iii) above) of this clause (x), which Indebtedness shall not count in determining compliance with the $300,000,000 limitation set forth in clause (iii) above;

               (xi) Indebtedness of the Parent Companies and their Subsidiaries constituting Permitted Refinancing Indebtedness (a) incurred to refinance Third-Party Existing Indebtedness or refinancings thereof previously effected pursuant to this clause (xi) or (b) incurred to refinance Indebtedness permitted pursuant to Sections 9.04(iv) and (x) or refinancings thereof previously effected pursuant to this clause (xi);

              (xii) additional Unsecured Indebtedness of the Parent Companies and their Subsidiaries not otherwise permitted hereunder not exceeding $100,000,000 in aggregate principal amount at any time outstanding; and

             (xiii) any Guarantor, to the extent such Guarantor remains a Guarantor hereunder, shall be permitted to guarantee the obligations of ITT under the ITT Notes and any Permitted Refinancing Indebtedness with respect thereto.

                 Notwithstanding anything to the contrary contained above, in
Section 9.05 or elsewhere in this Agreement, Affiliate Debt shall only be permitted to be incurred and to remain outstanding if all such Affiliate Debt (including without limitation the Intercompany Mortgage Note and the Assigned Starwood Note) is subordinated in right of payment to the Obligations of each Credit Party obligated with respect to such Affiliate Debt pursuant to a Subordination and Intercreditor Agreement in the form attached hereto as Exhibit L (each a "Subordination Agreement").

                 9.05 Advances, Investments and Loans. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, directly or indirectly, lend money or credit or make advances to any Person, or purchase or acquire any stock, obligations or securities of, or any other interest in, or make any capital contribution to, any other Person, or purchase or own a futures contract or otherwise become liable for the purchase or sale of currency or other commodities at a future date in the nature of a futures contract, or hold any cash or, Cash Equivalents (each of the foregoing an "Investment" and, collectively, "Investments"), except that the following shall be permitted:

                (i) any Borrower and its Subsidiaries may acquire and hold accounts receivables, trade receivables, notes receivables, prepaid expenses and similar items owing to any of them, if created or acquired in the ordinary course of business and payable or dischargeable in accordance with customary terms, and any Borrower and its Subsidiaries may own Investments received in connection with the bankruptcy, work-out, reorganization, liquidation or similar proceeding of suppliers and customers and in settlement of delinquent obligations of, and other disputes with, customers and suppliers arising in the ordinary course of business;

               (ii) any Borrower and its Subsidiaries may acquire and hold cash and Cash Equivalents;

              (iii) any Borrower and its Subsidiaries may hold the Investments held by them on the Initial Borrowing Date without giving effect to any additions thereto or replacements thereof;

               (iv) any Borrower and its Subsidiaries may enter into Interest Rate Protection Agreements to the extent permitted by Section 9.04(iii);

                (v) any Borrower and its Subsidiaries shall be permitted to make Capital Expenditures to the extent permitted by Section 9.07;

               (vi) any Borrower and its Subsidiaries may make Investments consisting of (x) the receipt of non-cash consideration to the extent permitted in connection with dispositions pursuant to Section 9.02(v),
         (vii), (viii), (x) and (xi) and (y) Permitted Acquisitions effected in accordance with the requirements of Section 9.02(ix);

              (vii) any Borrower and its Wholly-Owned Subsidiaries may establish Subsidiaries to the extent permitted by Section 9.16 (although any Investments therein must be independently justified pursuant to the other provisions of this Section 9.05);

             (viii) after the Initial Borrowing Date and subject to Section 9.03, (I) Starwood REIT and any Subsidiary of Starwood REIT which is a Guarantor may make intercompany loans and advances of cash to Starwood REIT or any other Subsidiary of Starwood REIT which is a Guarantor,
         (II) the Corporation or any Subsidiary of the Corporation which is a Guarantor may make intercompany loans and advances of cash to the Corporation or any other Subsidiary of the Corporation which is a Guarantor and (III) intercompany loans of cash may be made between Starwood REIT and its Subsidiaries, on the one hand, and the Corporation and its Subsidiaries, on the other hand, so long as (A) no Specified Default, and no Event of Default, then exists (or would exist immediately after giving effect to the respective loan or advance) and (B) immediately after giving effect to thereto (and to any increase in the amount of Dividends which may be required to be paid by Starwood REIT as a result thereof), the Parent Companies would be in compliance with the financial covenant contained in Section 9.10 for the Reference Period, on a Pro Forma Basis; provided that all intercompany loans made pursuant to this clause (viii) are subject to the provisions of validly executed Subordination Agreements as required by the last paragraph of Section 9.04; and

               (ix) the Acquisition may be consummated and, in connection therewith, the Corporation may purchase the stock of ITT from Starwood REIT as contemplated by the definition of Acquisition and may issue the Intercompany Mortgage Note;

                (x) loans and advances in the ordinary course of business and consistent with past practices to employees and officers of the Parent Companies and their Subsidiaries in an aggregate outstanding principal amount not to exceed $10,000,000 at any time (determined without regard to any write-down or write-offs of such loans and advances) shall be permitted;

               (xi) so long as no Specified Default, and no Event of Default, then exists or would result therefrom, the Corporation or any of its Subsidiaries shall be permitted to make equity investments (in respect of minority interests only) in the ordinary course of business and consistent with past practice for the purpose of obtaining management contracts, provided that (x) the aggregate amount of such equity investments shall not exceed $300,000,000 in any Fiscal Year and (y) no single equity investment shall exceed $20,000,000;

              (xii) so long as no Specified Default, and no Event of Default, then exists, Starwood REIT and its Subsidiaries shall be permitted to purchase (from Persons other than the Borrowers and their Affiliates) mortgage notes, provided that the aggregate amount invested pursuant to this clause (xii) shall not exceed $250,000,000, provided further that to the extent any such mortgage note is converted into an ownership interest in the underlying Hotel securing such mortgage note, any mortgage note is sold for cash at fair market value, or any such mortgage note is repaid in cash in an amount equal to at least the aggregate amount theretofore invested by the Parent Companies and their Subsidiaries in such mortgage note, the amount permitted to be invested pursuant to this clause (xii) shall be increased by (x) in the case of such a conversion, the amount of Starwood REIT's or its Subsidiary's investment as then outstanding in such mortgage note, (y) in the case of any such repayment, by the lesser of the aggregate cash principal repayments received by the Parent Companies and their Subsidiaries in respect of such mortgage note and the aggregate amount theretofore invested by the Parent Companies and their Subsidiaries in such mortgage note and (z) in the case of any such sale, by the amount of Starwood REIT's or its Subsidiary's investment in such mortgage note or, if less, the Net Proceeds received from the respective sale;

              (xiii) Assigned Starwood Note LLC may hold the Assigned Starwood Note; and

              (xiv) so long as no Specified Default, and no Event of Default, then exists or would exist immediately after giving effect thereto, in addition to the investments permitted by clauses (i) through (xiv) above, any Borrower and its Subsidiaries may make additional Investments to or in one or more Persons, so long as all such Investments (determined without regard to any write-downs or write-offs thereof) do not exceed $50,000,000 in any Fiscal Year.

                 9.06 Transactions with Affiliates. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, enter into any transaction or series of transactions with any Affiliate of such Borrower or any of its Subsidiaries, other than in the ordinary course of business and on terms and conditions substantially as favorable to such Borrower or such Subsidiary as would be reasonably obtained by such Borrower or such Subsidiary at that time in a comparable arm's-length transaction with a Person other than an Affiliate, except that the following in any event shall be permitted:

                (i) each such Person may pay reasonable fees and compensation to, and provide indemnity on behalf of, their respective officers, directors and employees as determined in good faith by such Person's Board of Directors or senior management to the extent not otherwise prohibited by the terms of this Agreement;

               (ii)  Dividends may be paid to the extent provided in Section
         9.03;

              (iii) loans may be made and other intercompany transactions may be entered into to the extent permitted by Sections 9.02, 9.03, 9.04 and 9.05;

               (iv) the Acquisition may be consummated, and the Intercompany Mortgage Note may be issued by the Corporation to Starwood REIT;

                (v)  the agreements with Affiliates specifically described in
         Schedule 9.06 shall be permitted to remain outstanding after the Initial Borrowing Date, with the payments permitted to be made with respect thereto to be as described in said Schedule 9.06; and

               (vi) the Corporation and its Subsidiaries which are Credit Parties may jointly and severally be obligated to pay a guaranty fee to Starwood REIT and its Subsidiaries which are Guarantors, so long as the aggregate amount of such fees required to be paid does not exceed 1/4 of 1% per annum on the aggregate outstanding principal amount of third-party Indebtedness of the Corporation and its Subsidiaries (including Indebtedness under this Agreement) guaranteed by Starwood REIT and its Subsidiaries.

                 Except as specifically listed on Schedule 9.06, in no event shall any Borrower or any of its Subsidiaries pay any management or similar fees to any of their Affiliates (excluding any such management fees payable by any Subsidiary of either Parent Company to such Parent Company or any Subsidiary of either or both Parent Companies that is a Guarantor). In addition to the applicable requirements provided above, any transaction or series of related transactions (other than as described in clauses (i) through (vi) above) between or among either Parent Company and/or any of its Subsidiaries, on the one hand, and any of their respective Affiliates, on the other hand, with a value in excess of (A) $5,000,000 shall only be permitted if a majority of the disinterested directors of the respective Parent Company approve the transaction as meeting the standard set forth above in this Section
9.06 and (B) $10,000,000 shall only be permitted if the parties thereto provide a fairness opinion from a Person, and in form and substance, satisfactory to the Paying Agent.

                 9.07 Capital Expenditures. (a) Each Borrower will not, and will not permit any of its Subsidiaries to, make any Capital Expenditures, except that during each Fiscal Year, the Parent Companies and their Subsidiaries may make Capital Expenditures for maintenance purposes, provided the same (in the aggregate) shall not exceed an amount equal to 4% of combined total revenues (of the Parent Companies and their Subsidiaries) from owned Hotels during such Fiscal Year.

                 (b) Notwithstanding anything to the contrary contained in clause (a) above, to the extent that the amount of Capital Expenditures (excluding Capital Expenditures made pursuant to following clauses (c) through (e), inclusive), made by the Parent Companies and their Subsidiaries in any Fiscal Year, beginning with Fiscal Year 1998, is less than the amount permitted to be made in such Fiscal Year (without giving effect to any additional amount available as a result of this clause (b) or clauses (c), (d) and (e) below), the amount of such difference, but not in excess of 20% of the amount originally permitted to be spent in said Fiscal Year pursuant to said clause
(a), may be carried forward and used to make Capital Expenditures of the types described in preceding clause (a) in the immediately succeeding Fiscal Year. Any amount carried forward into a Fiscal Year pursuant to this clause (b) shall, if not used to make Capital Expenditures in such Fiscal Year, terminate at the end thereof (and shall not be carried forward to a subsequent period).

                 (c) In addition to the Capital Expenditures permitted to be made pursuant to clauses (a), (b), (d) and (e) of this Section 9.07, any Borrower or any of its Subsidiaries may make additional Capital Expenditures for the purpose of renovating or constructing Improvements with respect to existing properties and for the purpose of constructing new properties so long as the aggregate amount of such Capital Expenditures does not exceed (x) for the period commencing on the Initial Borrowing Date and ending on December 31, 1998, $700,000,000 and (y) for any Fiscal Year thereafter, $200,000,000;
provided that, to the extent that the amount of Capital Expenditures made by the Parent Companies and their Subsidiaries pursuant to preceding clause (x) during the period specified therein is less than $700,000,000, then the amount of such difference, but not in excess of $250,000,000, may be carried forward and used to make Capital Expenditures in the Fiscal Year ended in 1999.

                 (d) In addition to the Capital Expenditures permitted to be made pursuant to clauses (a), (b), (c) and (e) of this Section 9.07, any Borrower or any of its Subsidiaries may make additional Capital Expenditures with the amount of insurance or other recovery proceeds received by such Borrower or such Subsidiary from any Recovery Event to replace or restore any properties or assets in respect of which such proceeds were paid to the extent such proceeds are not required to be applied pursuant to Section 4.02(g).

                 (e) In addition to the Capital Expenditures permitted to be made pursuant to preceding clauses (a) through (d), inclusive, of this
Section 9.07, any Borrower and its Subsidiaries (x) may make Permitted Acquisitions to the extent otherwise permitted by this Agreement and (y) may make Capital Expenditures to the extent the consideration therefor consists of Capital Stock of the Parent Companies or limited partnership interests in SLT RLP and/or SLC OLP (in each case which do not violate the provisions of Section
8.17 hereof).

                 9.08 Combined Interest Coverage Ratio. The Borrowers will not permit the Combined Interest Coverage Ratio for any Test Period ending during a period described below to be less than the ratio set forth opposite such period below:

                 Period                                             Ratio
                 ------                                             -----
               Initial Borrowing Date to and
               including March 31, 1999                           2.00:1.00

               April 1, 1999 to and including
               March 31, 2000                                     2.25:1.00

               April 1, 2000 to and including
               March 31, 2001                                     2.50:1.00

               April 1, 2001 to and including
               March 31, 2002                                     2.75:1.00

               April 1, 2002 and thereafter                       3.00:1.00

                 9.09 Maximum Combined Leverage Ratio. The Borrowers will not permit the Combined Leverage Ratio at any time during a period set forth below to be greater than the ratio set forth opposite such period below:

                 Period                                             Ratio
                 ------                                             -----
                From and including the Initial
                Borrowing Date to and including
                September 30, 1998                                  6.50:1.00

                From and including October 1, 1998
                to and including December 31, 1998                  5.95:1.00

                January 1, 1999 to and including
                March 31, 1999                                      5.50:1.00

                April 1, 1999 to and including
                September 30, 1999                                  4.75:1.00

                October 1, 1999 to and including
                March 31, 2000                                      4.50:1.00

                April 1, 2000 to and including
                September 30, 2000                                  4.25:1.00

                October 1, 2000 to and including
                March 31, 2001                                      4.00:1.00

                April 1, 2001 to and including
                September 30, 2001                                  3.75:1.00

                October 1, 2001 and thereafter                      3.50:1.00

                 9.10 Combined Adjusted Interest Coverage Ratio. The Borrowers will not permit the Combined Adjusted Interest Coverage Ratio for any Test Period ending during a period set forth below to be less than the ration set forth opposite such period below:

                 Period                                             Ratio
                 ------                                             -----
                Initial Borrowing Date to and including
                September 30, 1998                                  1.00:1.00

                October 1, 1998 to and including
                March 31, 1999                                      1.10:1.00

                April 1, 1999 to and including
                March 31, 2000                                      1.15:1.00

                April 1, 2000 to and including
                March 31, 2001                                      1.20:1.00

                April 1, 2001 to and including
                March 31, 2002                                      1.25:1.00

                April 1, 2002 and thereafter                        1.30:1.00

                 9.11. Combined Shareholders' Equity. The Borrowers shall not permit Combined Shareholders' Equity at any time to be less than 75% of Combined Shareholders' Equity on the Initial Borrowing Date plus 75% of the net proceeds (after the payment of underwriter and placement fees and other expenses directly related to such equity offering) received from equity issuances by the Parent Companies subsequent to the Initial Borrowing Date, calculated on a GAAP basis.

                 9.12 Limitation on Voluntary Payments and Modifications of Indebtedness; Modifications of Certificate of Incorporation, By-Laws and Certain Other Agreements; etc. Each Starwood Borrower will not, and will not permit any of its Subsidiaries to, (i) amend, modify or change its certificate of incorporation (including, without limitation, by the filing or modification of any certificate of designation), partnership agreement, limited liability company agreement, declaration of trust or by-laws or any agreement entered into by it, with respect to its Capital Stock (including any Shareholders' Agreement), or enter into any new agreement with respect to its Capital Stock unless such amendment, modification, change or other action contemplated by this clause (i) could not reasonably be expected to have a Material Adverse Effect, (ii) amend, modify or change, or permit the amendment, modification or change of any provision of (w) the documents evidencing, or relating to, the Senior Secured Bridge Notes (including, without limitation, the Senior Secured Bridge Note Documents), the ITT Notes (including, without limitation, the ITT Indenture (other than the amendments necessary to grant the Liens permitted by Section 9.01(iv) and the guarantees permitted by Section 9.04(xiii)) and, after the date of the respective issuance thereof, any Permitted Refinancing Indebtedness, or any other Senior Note Documents, unless such amendment, modification or change to the documents evidencing, or relating to, the respective issue of Indebtedness would not reasonably be expected to be adverse to the interests of the Lenders in any respect, (x) the Intercompany Mortgage Note or any documents evidencing, or relating to, the Intercompany Mortgage Note, (y) the Assigned Starwood Note or any documents evidencing, or relating to, the Assigned Starwood Note (other than amendments that (A) reduce or fix the interest rate thereunder, so long as the interest rate is no higher than the rate in effect on the Initial Borrowing Date and (B) defer the Corporation's obligation to make cash interest payments thereunder) or (z) any Subordination Agreement, in each case after the entering into of the respective documents described above, (iii) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any Person money or securities before due for the purpose of paying when due), exchange or purchase, redeem or acquire for value (whether as a result of a change of control, the consummation of asset sales or otherwise) any Senior Note (except that Senior Secured Bridge Notes may be repaid with proceeds of Permanent Senior Notes), ; provided that, if at any time after all Tranche I Term Loans have been repaid in full (x) either (1) the Combined Leverage Ratio is less than 4.0:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) is at least BBB- by S&P and Baa3 by Moody's and (y) no Specified Default, and no Event of Default, then exists, either Parent Company or any of its Subsidiaries may make such a payment, prepayment, redemption, acquisition, exchange, or purchase so long as, prior to the making of such payment, prepayment, redemption, acquisition, exchange, or purchase, a corresponding mandatory repayment and/or commitment reduction is made pursuant to Section 4.02(k), (iv) make any payment of principal in respect of the Intercompany Mortgage Note, except as expressly permitted by Section 9.03(c), (v) make any payment of principal whatsoever in respect of the Assigned Starwood Note or (vi) make (or give any notice in respect of) any voluntary or optional payment or prepayment on or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto or any Person, money or securities before due for the purpose of paying when due) any of the ITT Notes or any refinancing thereof, in each case except with the proceeds of Permitted Refinancing Indebtedness permitted to be incurred pursuant to the provisions of
Section 9.04.

                 9.13 Limitation on Certain Restrictions on Subsidiaries. No Borrower will permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction on the ability of any such Subsidiary to (a) pay dividends or make any other distributions on its capital stock or any other interest or participation in its profits owned by such Borrower or any of its Subsidiaries, or pay any Indebtedness owed to such Borrower or any of its Subsidiaries, (b) make loans or advances to such Borrower or any of its Subsidiaries or (c) transfer any of its properties or assets to such Borrower or any of its Subsidiaries, except for such encumbrances or restrictions existing under or by reason of (i) applicable law, (ii) this Agreement and the other Credit Documents, (iii) the Senior Notes and the Senior Note Documents, (iv) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of any Borrower or any of its Subsidiaries, (v) customary provisions restricting assignment of any licensing agreement entered into by any Borrower or any of its Subsidiaries in the ordinary course of business,
(vi) restrictions on the transfer of any asset subject to a Lien permitted by
Section 9.01, (vii) Non-Recourse Indebtedness which may have restrictions that relate to the assets serving as security therefor or to the respective Subsidiary which is the obligor with respect to such Non- Recourse Indebtedness, (viii) Indebtedness incurred pursuant to Section 9.04(x) which may have restrictions that existed with respect thereto at the time of the consummation of the respective Permitted Acquisition, so long as such restrictions were not imposed, or modified, in contemplation of the respective Permitted Acquisition, (ix) Contractual Obligations described in Schedule 7.18,
(x) Permitted Refinancing Indebtedness so long as such restrictions are in no event more onerous than those contained in the Indebtedness being refinanced, and (xi) restrictions applicable to ESI and its Subsidiaries which arise as a result of the consummation of one or more ESI Transactions, in each case so long as the respective transaction (and the restrictions resulting therefrom) are approved pursuant to the definition of ESI Transaction contained herein.

                 9.14 Limitation on Issuance of Capital Stock. (a) No Parent Company will issue (i) any Preferred Stock or (ii) any redeemable Capital Stock (other than Capital Stock redeemable at the sole option of the respective Parent Company); provided that so long as no Specified Default, and no Event of Default, then exists or would result therefrom, (x) the Parent Companies shall be permitted to issue Qualified Preferred Stock (which is not Perpetual Preferred Stock) so long as the Net Proceeds therefrom shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(d) and (y) the Parent Companies shall be permitted to issue Perpetual Preferred Stock so long as the Net Proceeds therefrom shall be applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 4.02(c).

                 (b) No Subsidiary of either Parent Company or of any other Borrower shall issue any Capital Stock (including by way of sales of treasury stock) or any options or warrants to purchase, or securities convertible into, Capital Stock, except (i) for transfers and replacements of then outstanding shares of Capital Stock, (ii) for Capital Stock splits, Capital Stock dividends and other issuances which do not decrease the percentage ownership of the Parent Companies or any of their Subsidiaries in any class of the capital stock of such Subsidiary, (iii) to qualify directors to the extent required by applicable law, (iv) for issuances by newly created or acquired Subsidiaries in accordance with the terms of this Agreement, (v) for issuances of limited partnership interests by SLT RLP and/or SLC OLP as contemplated by the last paragraph of Section 9.02, (vi) up to $50 million liquidation preference of VNU Preferred Stock may be issued in connection with the WD Disposition and (vi) issuances of Capital Stock by ESI and/or its Subsidiaries pursuant to one or more ESI Transactions effected in accordance with the definition of ESI Transaction contained herein.

                 9.15 Business. No Borrower will, nor will any Borrower permit any of its Subsidiaries to, engage (directly or indirectly) in any business other than the Hotel and Gaming Businesses; provided that until the consummation of the sale or disposition of ESI, ITT and its Subsidiaries may engage in the ownership and operation of educational institutions (although the Parent Companies and their Subsidiaries shall not expand such businesses in any material respect).

                 9.16 Limitation on Creation of Subsidiaries. (a) Except as otherwise specifically provided in following clause (b), no Borrower will, nor will any Borrowers permit any of its Subsidiaries to, establish, create or acquire after the Initial Borrowing Date any Subsidiary; provided that, (i) any Borrower and its Wholly-Owned Subsidiaries shall be permitted to establish or create Wholly-Owned Subsidiaries so long as the Capital Stock of such new Subsidiary that is owned by any Credit Party is pledged pursuant to, and to the extent required by, the Pledge Agreement (and so long as any actions required to be taken by the Pledge and Security Agreement in connection therewith are in fact taken), (ii) such new Subsidiary, if required by Section 8.15, executes a counterpart of the Guaranty and the Pledge and Security Agreement and (iii) such new Subsidiary, to the extent requested by any Agent or the Required Lenders, takes all actions required pursuant to Section 8.15. In addition, each new Wholly-Owned Subsidiary shall execute and deliver, or cause to be executed and delivered, all other relevant documentation of the type described in Section 5 as such new Subsidiary would have had to deliver if such new Subsidiary were a Credit Party on the Initial Borrowing Date. Without prejudice to the preceding provisions of this Section 9.16(a), the Collateral Agent may require that the Capital Stock of a new Subsidiary (in the case of a Foreign Subsidiary, subject to limitations on the percentage of voting stock required to be pledged which are consistent with the limitations provided in the

Pledge and Security Agreement as originally in effect) be pledged pursuant to an agreement in a form suitable for enforcement in the jurisdiction in which the new Subsidiary is incorporated.

                 (b) In addition to Subsidiaries created pursuant to preceding clause (a), each Borrower may establish or acquire one or more Subsidiaries after the Initial Borrowing Date as a result of Investments expressly permitted to be made pursuant to Section 9.05; provided that (x) all Capital Stock of each such Subsidiary shall be pledged by any Credit Party which owns same to the extent required by the Pledge and Security Agreement and
(y) if any such Subsidiary is, or becomes, a Wholly-Owned Subsidiary of such Borrower, such Subsidiary shall at such time take all actions as would otherwise be required pursuant to Section 9.16(a) in connection with the creation of a new Wholly-Owned Subsidiary.

                 9.17 ITT Indenture. ITT shall at no time have any Subsidiaries which constitute Restricted Subsidiaries for purposes of the ITT Indenture. The foregoing covenant contained in this Section 9.17 shall cease to apply at such time, if any, as all ITT Notes have been repaid in full and the ITT Indenture (except for indemnities and similar provisions) has terminated in accordance with its terms.

                 9.18. Preferred Stock Subsidiaries. The Parent Companies shall not permit any Preferred Stock Subsidiary to issue additional shares of Capital Stock unless following such issuance (i) Starwood REIT owns 100% of the Preferred Stock and the Corporation and Starwood REIT own in the aggregate, 100% of the remaining Capital Stock, of such Preferred Stock Subsidiary. Furthermore, all Capital Stock of each Preferred Stock Subsidiary owned by any Credit Party shall be pledged as required by the Pledge and Security Agreement. No Preferred Stock Subsidiary shall own any Real Property, and no Preferred Stock Subsidiary shall incur any Indebtedness other than trade payables incurred in the ordinary course of business or create any consensual Liens with respect to its Assets.

                 9.19. Accounting Changes. Starwood REIT and the Corporation shall not make, and shall not permit any other Credit Party or any of their Subsidiaries to make, any material change in accounting treatment and reporting practices or tax reporting treatment, except as required by GAAP or law and disclosed to the Lenders and the Lead Agents in writing.

                 9.20. Partnership Agreements. (x) Neither Starwood REIT nor SLT RLP shall amend or modify Section 7.3 of SLT RLP's Partnership Agreement or default under any obligations under SLT RLP's Partnership Agreement and (y) neither the Corporation nor SLC OLP shall amend or modify Section 7.3 of SLC OLP's Partnership Agreement or default under any obligations under SLC OLP's Partnership Agreement.

                 9.21. ERISA Plan Assets. The Parent Companies shall not, and shall not permit any other Credit Party to, have any of their assets constitute "plan assets" within the meaning of DOL Regulation Section 2510.3-101.

                 9.22 Inactive Subsidiaries No Inactive Subsidiary will engage in any significant business activities or have any significant assets or liabilities; provided that if any Inactive Subsidiary acquires significant assets or engages in significant business activities, such Inactive

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Subsidiary shall take all actions required by Section 8.15 as if same were a newly-acquired Domestic Subsidiary.

                 SECTION 10. Events of Default. Upon the occurrence of any of the following specified events (each an "Event of Default"):

                 10.01 Payments. Any Borrower shall (i) default in the payment when due of any principal of (or any Face Amount of, as the case may be) any Loan or any Note or (ii) default, and such default shall continue unremedied for two or more Business Days, in the payment when due of any interest on any Loan or Note, any Unpaid Drawing (or the interest thereon) or any Fees or any other amounts owing hereunder or thereunder; or

                 10.02 Representations, etc. Any representation, warranty or statement made by any Credit Party herein or in any other Credit Document or in any certificate delivered to any Lead Agent or any Lender pursuant hereto or thereto shall prove to be untrue in any material respect on the date as of which made or deemed made; or

                 10.03 Covenants. Any Credit Party shall (i) default in the due performance or observance by it of any term, covenant or agreement contained in Section 8.01(f)(i), 8.08, 8.11, 8.17, 8.19, 8.21 or Section 9 or
Section 13.19 (ii) default in the due performance or observance by it of any other term, covenant or agreement contained in this Agreement or any other Credit Document (other than those set forth in Sections 10.01 and 10.02 and clause (i) of this Section 10.03) and such Default as described in this clause
(ii) shall continue unremedied for a period of 30 days after written notice thereof to any Borrower by any Lead Agent or any Lender; or

                 10.04 Default Under Other Agreements. (i) Any Credit Party or any of their Subsidiaries shall (x) default in any payment of any Indebtedness (other than the Obligations) beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created or (y) default in the observance or performance of any agreement or condition relating to any Indebtedness (other than the Obligations and Excluded
Debt) or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such Indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, without any further notice (other than a notice of acceleration, if required) or any further lapse of time, such Indebtedness to become due prior to its stated maturity, or (ii) any Indebtedness (other than the Obligations and Excluded Debt, provided that Excluded Debt shall cease to be excluded by this parenthetical to the extent same has become due and payable as described below and same has not been repaid in full or the acceleration rescinded within 5 Business Days) of any Credit Party or any of their Subsidiaries shall be declared to be (or shall become) due and payable, or required to be prepaid other than by a regularly scheduled required prepayment, prior to the stated maturity thereof, provided that it shall not be a Default or an Event of Default under this Section 10.04 unless the principal amount of any one issue of such Indebtedness, or the aggregate principal amount of all such Indebtedness as described in preceding clauses (i) and (ii) is at least
(A) $10,000,000 (or, in the case of currencies other than Dollars, the Dollar Equivalent thereof) in the case of Recourse Indebtedness or (B) $20,000,000 (or, in the case of currencies other than Dollars, the Dollar Equivalent thereof) in the case of Non-Recourse

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Indebtedness; provided further, that, solely for purposes of clause (B) of the immediately preceding proviso, to the extent Non-Recourse Indebtedness of any Subsidiary of the Parent Companies which is not a Borrower is subject to the occurrences described in clauses (i) and/or (ii) above, and if the aggregate amount theretofore invested by the Parent Companies and their Subsidiaries (excluding the Subsidiary which is the obligor with respect to such Non-Recourse Indebtedness or which owns the assets subject thereto) in the Subsidiary referenced in the immediately preceding parenthetical and any of its Subsidiaries is less than the aggregate principal amount of such Non-Recourse Indebtedness (in each case with such investments calculated without regard to any write-downs or write-offs thereof), such lesser amount invested shall be used in determining whether the $20,000,000 amount specified in clause (B) of the immediately preceding proviso has been equalled or exceeded (i.e., if the Parent Companies and their Subsidiaries invest $10,000,000 in a Subsidiary for the purpose of acquiring a Hotel, which Hotel is subject to $100,000,000 of Non-Recourse Indebtedness secured by such Hotel and if such Non-Recourse Indebtedness is subject to the occurrences described in clauses (i) and/or (ii) above, then the amount of such investment (i.e., $10,000,000) shall be used in determining whether the $20,000,000 amount specified in clause (B) of the immediately preceding proviso has been equaled or exceeded); or

                 10.05 Bankruptcy, etc. Any Credit Party or any of their Subsidiaries shall commence a voluntary case concerning itself under Title 11 of the United States Code entitled "Bankruptcy," as now or hereafter in effect, or any successor thereto (the "Bankruptcy Code"); or an involuntary case is commenced against any Credit Party or any of their Subsidiaries, and the petition is not controverted within 10 days, or is not dismissed within 60 days, after commencement of the case; or a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of any Credit Party or any of their Subsidiaries, or any Credit Party or any of their Subsidiaries commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency, receivership, administration or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to any Credit Party or any of their Subsidiaries, or there is commenced against any Credit Party or any of their Subsidiaries any such proceeding which remains undismissed for a period of 60 days, or any Credit Party or any of their Subsidiaries is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or any Credit Party or any of their Subsidiaries suffers any appointment of any custodian, administrator, administrative receiver or the like for it or any substantial part of its property to continue undischarged or unstayed for a period of 60 days; or any Credit Party or any of their Subsidiaries makes a general assignment for the benefit of creditors; or any corporate action is taken by any Credit Party or any of their Subsidiaries for the purpose of effecting any of the foregoing; or

                 10.06 ERISA. (a) Any Plan shall fail to satisfy the minimum funding standard required for any plan year or part thereof under Section 412 of the Code or Section 302 of ERISA or a waiver of such standard or extension of any amortization period is sought or granted under Section 412 of the Code or Section 303 or 304 of ERISA, a Reportable Event shall have occurred, a contributing sponsor (as defined in Section 4001(a)(13) of ERISA) of a Plan subject to Title IV of ERISA shall be subject to the advance reporting requirement of PBGC Regulation Section 4043.61 (without regard to subparagraph
(b)(1) thereof) and an event described in subsection .62, .63, .64, .65, .66, .67 or .68 of PBGC Regulation Section 4043 shall be reasonably expected to occur with respect to such Plan within the following 30 days, any Plan which is subject to Title IV of ERISA shall have had or is likely to have a trustee appointed to administer such Plan, any Plan which is subject to Title IV of ERISA is, shall have been or is likely to be terminated or to be the subject of termination proceedings under ERISA, any Plan shall have an Unfunded Current Liability, a contribution required to be made with respect to a Plan or a Foreign Pension Plan has not been timely made, any Borrower or any Subsidiary of any Borrower or any ERISA Affiliate has incurred or is likely to incur any liability to or on account of a Plan under Section 409, 502(i), 502(l), 515, 4062, 4063, 4064,
4069, 4201, 4204 or 4212 of ERISA or Section 401(a)(29), 4971 or 4975 of the
Code or on account of a group health plan (as defined in Section 607(1) of ERISA or Section 4980B(g)(2) of the Code) under Section 4980B of the Code, or any Borrower or any Subsidiary of any Borrower has incurred or is likely to incur liabilities pursuant to one or more employee welfare benefit plans (as defined in Section 3(1) of ERISA) that provide benefits to retired employees or other former employees (other than as required by Section 601 of ERISA) or Plans or Foreign Pension Plans; (b) there shall result from any such event or events the imposition of a lien, the granting of a security interest, or a liability or a material risk of incurring a liability; and (c) such lien, security interest or liability, individually, and/or in the aggregate has had, or could reasonably be expected to have, a Material Adverse Effect; or

                 10.07 Security Documents. At any time after the execution and delivery thereof, (i) any of the Security Documents (except as expressly provided by the terms thereof) shall cease to be in full force and effect, or shall cease to give the Collateral Agent for the benefit of the Secured Creditors the Liens, rights, powers and privileges purported to be created thereby (including, without limitation, a perfected security interest in, and Lien on, all of the Collateral to the extent required in accordance with the requirements of the respective Security Documents, in favor of the Collateral Agent, superior to and prior to the rights of all third Persons (except as permitted by Section 9.01); and subject to no other Liens (except as permitted by Section 9.01), or (ii) any Credit Party shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to any of the Security Documents and such default shall continue beyond any grace period specifically applicable thereto pursuant to the terms of such Security Document; or

                 10.08 Guaranties. (a) Except in accordance with the express terms of the respective Guaranty, any Guaranty or any provision thereof shall cease to be in full force or effect as to the relevant Guarantor, or any Guarantor or Person acting by or on behalf of such Guarantor shall deny or disaffirm such Guarantor's obligations under the relevant Guaranty, or (b) any Guarantor shall default in the due performance or observance of any term, covenant or agreement on its part to be performed or observed pursuant to such Guaranty; or

                 10.09 Judgments. One or more judgments or decrees shall be entered against any Borrower or any Subsidiary of any Borrower involving in the aggregate for the Borrowers and their Subsidiaries a liability (not paid or fully covered by a reputable and solvent insurance company) and such judgments and decrees either shall be final and non-appealable or shall not be vacated, discharged or stayed or bonded pending appeal for any period of 30 consecutive days, and the aggregate amount of all such judgments exceeds $10,000,000 (or in the case of currencies other than Dollars, the Dollar Equivalent thereof); or

                 10.10  Change of Control.  A Change of Control shall occur; or

                 10.11 REIT Status. Starwood REIT shall cease, for any reason, to maintain its status as a real estate investment trust under Sections 856 through 860 of the Code or its status as grandfathered from the application of Section 269B(a)(3) of the Code pursuant to Section 136(c)(3) of the Deficit Reduction Act of 1984;

then, and in any such event, and at any time thereafter, if any Event of Default shall then be continuing, the Paying Agent, upon the written request of the Required Lenders, shall by written notice to the Borrowers, take any or all of the following actions, without prejudice to the rights of any Lead Agent, any Lender or the holder of any Note to enforce its claims against any Credit Party (provided, that, if an Event of Default specified in Section 10.05 shall occur with respect to any Borrower, the result which would occur upon the giving of written notice by the Paying Agent as specified in clauses (i) and
(ii) below shall occur automatically without the giving of any such notice):
(i) declare the Total Commitment terminated, whereupon all Commitments of each Lender shall forthwith terminate immediately and any Commitment Commission shall forthwith become due and payable without any other notice of any kind;
(ii) declare the principal of, the Face Amount of and any accrued interest in respect of all Loans and the Notes and all Obligations owing hereunder (including Unpaid Drawings) and thereunder to be, whereupon the same shall become, forthwith due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by each Credit Party; (iii) terminate any Letter of Credit which may be terminated in accordance with its terms; (iv) direct the relevant Borrowers to pay (and the relevant Borrowers agree that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section 10.05 with respect to any Borrower, they will pay) to the Collateral Agent at the appropriate Payment Office such additional amount of cash, to be held as security by the Collateral Agent for the respective Borrower's reimbursement obligations in respect of Letters of Credit then outstanding, as is equal to the aggregate Stated Amount of all Letters of Credit then outstanding for the account of such Borrower; (v) enforce, as Collateral Agent, all of the Liens and security interests created pursuant to the Security Documents; (vi) apply any cash collateral held pursuant to
Section 4.02 to the repayment of the Obligations; and (vii) direct the appropriate Alternate Currency Revolving Loan Borrowers to pay (and each Alternate Currency Revolving Loan Borrower agrees that upon receipt of such notice, or upon the occurrence of an Event of Default specified in Section
10.05 with respect to any Borrower, it will pay) to the Paying Agent (without duplication) all amounts required to be paid pursuant to clause (j) of Schedule III.

                 SECTION 11.  Definitions and Accounting Terms.

                 11.01 Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

                 "Absolute Rate" shall mean an interest rate (rounded to the nearest .0001) expressed as a decimal.

                 "Acceptance Fee" shall mean, in respect of a Bankers' Acceptance, a fee calculated on the Face Amount of such Bankers' Acceptance at a rate per annum equal to the Applicable Margin that would be payable with respect to a Revolving Loan maintained as a Eurodollar Loan drawn on the Drawing Date of such Bankers' Acceptance. Acceptance Fees shall be calculated on the basis of the term to maturity of the Bankers' Acceptance and a year of 365 days.

                 "Acquiring Person" shall have the meaning provided in
Section 9.02(ix).

                 "Acquisition" shall mean the acquisition by the Corporation of 100% of the issued and outstanding capital stock of ITT by way of (i) the merger of Mergeco with and into ITT, with ITT being the surviving entity of such merger, pursuant to, and in accordance with, the terms of the Acquisition Agreement (with the payments in respect thereof to be made in accordance with the terms of the Acquisition Agreement, consisting of cash consideration and the issuance of paired shares of the Parent Companies, in each case in accordance with the terms of the Acquisition Agreement) and (ii) the purchase by the Corporation of Starwood REIT's shares of ITT (following the consummation of the merger described in clause (i) above) through the issuance of the Intercompany Mortgage Note and the payment of cash (borrowed by the Corporate Borrowers), or the assumption of the obligations and liabilities of Starwood REIT and/or SLT RLP in respect of existing Indebtedness, in the amount of $2,092,500,000.

                 "Acquisition Agreement" shall mean the Amended and Restated Agreement and Plan of Merger, dated as of November 12, 1997, among the Corporation, Mergeco, Starwood REIT and ITT, as in effect on the Initial Borrowing Date.

                 "Acquisition Documents" shall mean the Acquisition Agreement and all other documents, instruments and agreements relating to the Acquisition.

                 "Adjusted Combined Net Income" for any period shall mean Combined Net Income for such period plus, without duplication, the sum of the amount of all net non-cash charges (including, without limitation, depreciation, amortization, deferred tax expense and non-cash interest expense, but excluding any net non-cash charges reflected in Adjusted Combined Working Capital) and net non-cash losses which were included in arriving at Combined Net Income for such period less the sum of the amount of all net non-cash income and gains included in arriving at the Combined Net Income for such period; provided that gains and losses from sales of assets (other than sales of inventory in the ordinary course of business) shall be excluded to the extent same would otherwise be included in Adjusted Combined Net Income for the respective period.

                 "Adjusted Combined Working Capital" at any time shall mean Combined Current Assets (but excluding therefrom all cash and Cash Equivalents otherwise reflected therein) less Combined Current Liabilities of such Person.

                 "Adjusted Funds From Operations" shall mean, for any period, Combined Net Income for such period plus (a) the sum of the following amounts for such period to the extent deducted in the determination of Combined Net Income for such period; (i) depreciation expense,

(ii) amortization expense and other non-cash charges of the Parent Companies and their Subsidiaries with respect to their real estate assets for such period, (iii) losses from Asset Sales, losses resulting from restructuring of Indebtedness and other extraordinary losses, (iv) amortization of financing costs and (v) any other non-recurring expenses which are not a part of Adjusted Funds From Operations in the ordinary course of business and which have been approved by the Parent Companies' independent public accountants of recognized national standing; less (b) the sum of the following amounts to the extent included in the determination of Combined Net Income for such period: (i) gains from Asset Sales, gains resulting from restructuring of Indebtedness and other extraordinary gains, and (ii) the applicable share of Combined Net Income of the Parent Companies' Unconsolidated Entities; plus (c) each Parent Company's pro rata share of Adjusted Funds From Operations of such Parent Company's Unconsolidated Entities based upon such Parent Company's percentage ownership interest in such Unconsolidated Entities.

                  "Adjustment Date" shall have the meaning provided in
Section 1.18(b).

                 "Administrative Agents" shall have the meaning provided in the first paragraph of this Agreement.

 "Affected Eurodollar Loans" shall have the meaning provided in Section 4.02(j).

                 "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with, such specified Person. For purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 5% or more of the voting securities, of a Person shall be deemed to be control.

                 "Affiliate Debt" shall mean any Indebtedness, whether now existing or hereafter incurred, owed by any Credit Party or any of its Subsidiaries to any other Credit Party or any of its Affiliates (including, without limitation, any Intercompany Existing Indebtedness).

                 "Agent" shall mean each of the Lead Agents, each Administrative Agent, the Syndication Agent, the Documentation Agent, Collateral Agent and the Paying Agent.

                 "Aggregate Non-Alternate Currency Revolving Exposure" at any time shall mean the sum of (i) the aggregate principal amount of all Dollar Revolving Loans, Swingline Loans and Competitive Bid Loans then outstanding and
(ii) the aggregate amount of all Letter of Credit Outstandings at such time.

                 "Aggregate Revolving Credit Exposure" at any time means the sum of (i) the aggregate principal amount of all Revolving Loans then outstanding (for this purpose, (x) at all times prior to the occurrence of any Sharing Event and the automatic conversion of Alternate Currency Revolving Loans to Dollar Revolving Loans pursuant to Section 1.17, using the Dollar Equivalent of the principal amount or Face Amount, as the case may be, of each Alternate

Currency Revolving Loan then outstanding and (y) at all times after any occurrence as described in preceding clause (x), giving effect to the conversions to Dollar obligations required by Section 1.17), plus (ii) the aggregate principal amount of all Swingline Loans and Competitive Bid Loans then outstanding plus (iii) the aggregate amount of all Letter of Credit Outstandings at such time.

                 "Agreement" shall mean this Credit Agreement, as modified, supplemented or amended (including any amendment and restatement hereof) from time to time.

                 "Alternate Currency" shall mean each of Canadian Dollars, French Francs and Pounds Sterling.

                 "Alternate Currency Equivalent" shall mean the Canadian Dollar Equivalent, French Franc Equivalent or Sterling Equivalent, as the case may be.

                 "Alternate Currency Lender" shall mean (i) each Lender listed on Schedule I-B, and (ii) each additional Person that becomes an Alternate Currency Lender party hereto in accordance with Section 1.14 or 13.04(b). An Alternate Currency Lender shall cease to be an "Alternate Currency Lender" when it has assigned all of its Alternate Currency Revolving Loan Sub-Commitments in accordance with Section 1.14 and/or 13.04(b). For purposes of this Agreement,
(x) unless the context otherwise indicates, each reference to an Alternate Currency Lender which has one or more affiliates which act as an Alternate Currency Lender with respect to one or more other Alternate Currencies shall include such affiliate or affiliates and (y) the terms "Lender" and "RL Lender" include each Alternate Currency Lender unless the context otherwise requires.

                 "Alternate Currency Revolving Loan" shall have the meaning provided in Section 1.01(c).

                 "Alternate Currency Revolving Loan Borrower" shall mean (i) the Corporate Borrowers, as joint and several obligors, and (ii) any Wholly-Owned Foreign Subsidiary of the Corporation that is found acceptable to, and approved in writing by, the Paying Agent. It is understood and agreed that, in approving any Alternate Currency Revolving Loan Borrower, the Paying Agent may restrict the Borrowings by such Alternate Currency Revolving Loan Borrower to less than all of the Alternate Currencies, in which case such Person shall constitute an Alternate Currency Revolving Loan Borrower with respect to only those Alternate Currencies as have been so approved by the Paying Agent.

                 "Alternate Currency Revolving Loan Sub-Commitment" means, as to any Alternate Currency Lender, the Pounds Sterling Revolving Loan Sub-Commitment, Canadian Dollar Revolving Loan Sub-Commitment and/or French Franc Revolving Loan Sub-Commitment, as appropriate, of the respective Alternate Currency Lender.

                 "Alternate Currency RL Percentage" of any Lender at any time shall mean, with respect to a given Alternate Currency, a fraction (expressed as a percentage) the numerator of which is the Alternate Currency Revolving Loan Sub-Commitment of such Alternate Currency Lender with respect to such Alternate Currency at such time and the denominator of which is the aggregate amount of Alternate Currency Revolving Loan Sub-Commitments of all Alternate Currency Lenders with respect to such Alternate Currency at such time.

                 "Applicable Asset Sale Percentage" shall mean (i) in the case of Scheduled Asset Dispositions, 100%, and (ii) in the case of all other Asset Sales, 100%, provided that at any time when (x) the aggregate outstanding principal amount of Tranche I Term Loans is equal to or less than $500,000,000 and (y) no Specified Default, and no Event of Default, then exists, then the Applicable Asset Sale Percentage shall be reduced to 50% for so long as the conditions specified in preceding clauses (x) and (y) continue to be satisfied, provided further, that if at any time after all Tranche I Term Loans have been repaid in full and each of (1) the Combined Leverage Ratio is less than 4.0:1.0, (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's and (3) no Specified Default, and no Event of Default, then exists, then the Applicable Asset Sale Percentage shall be reduced to zero for so long as the conditions specified in preceding clauses (1), (2) and (3) continue to be satisfied.

                 "Applicable Commitment Commission Percentage" and "Applicable Margin" shall mean, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of Loans (or under Applicable Commitment Commission Percentage in the case of the Applicable Commitment Commission Percentage) and opposite the respective Level (i.e., Level 1, Level 2, Level 3, Level 4, Level 5, Level 6, Level 7 or Level 8, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown in the respective officer's certificate delivered pursuant to Section 8.01(e)):

                                                                      Base Rate
             Unsecured Debt                                           Loan and       Applicable
            Rating of Parent                                          Canadian       Commitment
               Companies            Combined       Euro Rate Loan    Prime Rate      Commission
   Level     (S&P/Moody's)       Leverage Ratio        Margin        Loan Margin     Percentage
             -------------       --------------        ------        -----------     ----------
     8                        Greater than or          2.00%            1.00%           0.50%
                              equal to 6.0x
     7                        Less than 6.0x and       1.75%            0.75%           0.50%
                              greater than or
                              equal to 5.5x
     6    BB-/Ba3 or          less than 5.5x and       1.50%            0.50%          0.375%
          lower               greater than or
                              equal to 5.0x
     5    BB/Ba2              less than 5.0x and       1.25%            0.25%           0.30%
                              greater than or
                              equal to 4.5x
     4                        less than 4.5x and       1.00%            0.25%           0.30%
                              greater than or
                              equal to 4.0x
     3    BB+/Ba1             less than 4.0x and       0.75%            0.00%           0.25%
                              greater than or
                              equal to 3.0x
     2    BBB-/Baa3           less than 3.0x and       0.625%           0.00%           0.20%
                              greater than or
                              equal to 2.5x
     1    BBB/Baa2 or         less than 2.5x           0.50%            0.00%           0.15%
          better

; provided, however, that if the Parent Companies fail to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer's certificates required by Section 8.01(e) showing the applicable Combined Leverage Ratio and Unsecured Debt Ratings on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 8 Pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificates have been delivered showing that the pricing for the respective Margin Adjustment Period is at a Level which is less than Level 8 (it being understood that, in the case of any late delivery of the financial statements and officer's certificates as so required, the reduced Applicable Commitment Commission Percentage and Applicable Margin, if any, shall apply only from and after the date of the delivery of the complying financial statements and officer's certificates); provided further, that to the extent that neither Parent Company has been assigned an Unsecured Debt Rating, the relevant level to be used shall be the level corresponding to the Combined Leverage Ratio. If the Combined Leverage Ratio and the Unsecured Debt Rating of the Parent Companies (after giving effect to the second proviso below) shall correspond to different levels on the grid above, the relevant level to be used shall be the level corresponding to the lower margins and commitment fees, unless such Combined Leverage Ratio and Unsecured Debt Ratings correspond to levels which are two or more levels apart (the level which corresponds to the higher margins and commitment fees being called the "Higher Level"), in which case the level which is one level below the Higher Level shall be the relevant level to be used; provided that if the Unsecured Debt Ratings established by S&P and Moody's are at least BBB- and Baa3, respectively, the relevant level to be used shall be the level corresponding to the Unsecured Debt Rating; provided further, that if the Unsecured Debt Ratings established by S&P and Moody's shall correspond to different levels on the grid above, then the level corresponding to the Unsecured Debt Rating which is one level below the Higher Level shall be the relevant Unsecured Debt Ratings level. Notwithstanding anything to the contrary contained above, (i) in the case of the Applicable Commitment Commission Percentage, for the period from the Effective Date to but not including the first Start Date after the Parent Companies' fiscal quarter ended September 30, 1998, Level 6 pricing shall apply, and (ii) the Applicable Margin, for the period from the Effective Date to but not including the date which occurs six months after the Effective Date (or, if later, the first Start Date after the Parent Companies' fiscal quarter ended June 30, 1998), in the case of Loans (x) maintained as Euro Rate Loans, shall be 1.875%, or (y) maintained as Base Rate Loans or Canadian Prime Rate Loans, shall be 0.875%. Furthermore and notwithstanding anything to the contrary contained above in this definition, Level 8 pricing shall apply at all times when (i) any Specified Default, or any Event of Default, exists or (ii) the Combined Leverage Ratio is greater than or equal to 6.0 to 1.0.

                 "Applicable Currency" shall mean, with respect to any Obligations, Dollars or, to the extent relating to Alternate Currency Loans, the respective Alternate Currency, in which the respective Loans or related amounts are denominated.

                 "Applicable Debt Percentage" shall mean 100%, provided that if at any time after all Tranche I Term Loans have been repaid in full (x) either
(1) the Combined Leverage Ratio (after giving effect to any issuance of Indebtedness then being made and any concurrent application of the proceeds thereof) is less than 4.0:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's, and (y) no Specified Default, and no Event of Default, then exists, then the Applicable Debt Percentage shall be reduced to zero for so long as the conditions are satisfied in preceding clauses (x) and (y) continue to be satisfied.

                 "Applicable ECF Percentage" shall mean initially 50%; provided that if on last day of the relevant Excess Cash Payment Period (x) all Tranche I Terms Loans shall have been repaid in full, (y) either (1) the Combined Leverage Ratio is less than 4.0:1.0 (as determined by the officers' certificate delivered with the financial statements for such Excess Cash Payment Period pursuant to Section 8.01(e)) or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's, and (z) no Specified Default, and no Event of Default, then exists, then the Applicable ECF Percentage for such Excess Cash Payment Period shall be reduced to zero.

                 "Applicable Equity Percentage" shall mean 100%, provided that at any time when (x) no Specified Default, and no Event of Default, then exists and (y) the Combined Leverage Ratio is less than 5.0:1.0, then the Applicable Equity Percentage shall be reduced to zero for so long as the conditions specified in preceding clauses (x) and (y) continue to be satisfied.

                 "Applicable Margin" see definition of "Applicable Commitment Commission Percentage" above.

                 "Applicable Recovery Event Percentage" shall mean 100%, provided if at any time after all Tranche I Term Loans have been repaid in full
(x) either (1) the Combined Leverage Ratio is less than 4.0:1.0 or (2) the Unsecured Debt Rating of each Parent Company (or both Parent Companies) shall be at least BBB- by S&P and Baa3 by Moody's and (y) no Specified Default, and no Event of Default, then exists, then the Applicable Recovery Event Percentage shall be reduced to zero for so long as the conditions are satisfied in preceding clauses (x) and (y) continue to be satisfied.

                 "Asset Sale" shall mean any sale, transfer or other disposition by any Borrower or any of its Subsidiaries to any Person other than any Borrower or any Wholly-Owned Subsidiary of any Borrower of any Asset (including, without limitation, any Capital Stock or other securities of another Person, but excluding the sale by the Parent Companies of their own Capital Stock) of such Borrower or such Subsidiary other than (i) sales, transfers or other dispositions of inventory made in the ordinary course of business, (ii) sales, transfers or other dispositions of assets pursuant to Sections 9.02(iii), (iv),
(v) and (vi) and (iii) any single sale of assets (or series of related sales of assets) which generates Net Sale Proceeds of less than $500,000.

                 "Assets" means, with respect to any Person, all assets of such Person that would, in accordance with GAAP, be classified as assets of a company conducting a business the same as or similar to that of such Person, including without limitation, all hotels, mortgage loans, management agreements, franchise agreements, representation agreements, undeveloped land, joint ventures, hotel construction and available cash balances.

                 "Assigned Starwood Note" shall mean promissory notes in the aggregate amount of $2,127,996,245.68 assigned to the Assigned Starwood Note LLC as part of the WD Disposition, which promissory notes shall be in the form delivered to the Lead Agents and the Lenders prior to the Initial Borrowing Date and shall in any event be subordinated as required by Section 5.17.

                 "Assigned Starwood Note LLC" shall mean WD Investment, L.L.C. which is a limited liability company organized under the laws of the State of Delaware (i) the non-member manager of which shall be ITT and (ii) the 100% member of which shall be WD Parent Corp.

                 "Assignment and Assumption Agreement" shall mean the Assignment and Assumption Agreement substantially in the form of Exhibit M (appropriately completed).

                 "Authorized Officer" of any Credit Party shall mean any of the President, the Chief Financial Officer, the Treasurer, any Assistant Treasurer, any Vice-President, the Secretary or any Assistant Secretary of such Credit Party or any other officer of such Credit Party which is designated in writing to the Paying Agent and each Issuing Bank by any of the foregoing officers of such Credit Party as being authorized to give such notices under this Agreement.

                 "BA Discount Proceeds" shall mean, in respect of any Bankers' Acceptance to be purchased by an Alternate Currency Revolving Lender on any date pursuant to Section 1.01 and Schedule III hereto, an amount rounded to the nearest whole Canadian cent, and with one-half of one Canadian cent being rounded up, calculated on such day by dividing:

                 (a)      the Face Amount of such Banker's Acceptance; by

                 (b)      the sum of one plus the product of:

                                 (i)  the respective Alternate Currency
                          Revolving Lender's Discount Rate (expressed as a decimal) applicable to such Bankers' Acceptance; and

                                (ii) a fraction, the numerator of which is the number of days in the term of maturity of such Banker's Acceptance and the denominator of which is 365;

                 with such product being rounded up or down to the fifth decimal place and .000005 being rounded up.

                 "Bank Information Memorandum" shall mean the Information Memorandum, dated January 1998, distributed to the Lenders prior to the Effective Date.

                 "Bankers' Acceptance" shall mean a Draft accepted by an Alternate Currency Lender pursuant to Section 1.01 and Schedule III hereto.

                 "Bankers' Acceptance Loans" shall mean the creation and discount of Bankers' Acceptances as contemplated in Section 1.01 and Schedule III hereto.

                 "Bankruptcy Code" shall have the meaning provided in Section 10.05.

                 "Base Rate" at any time shall mean the higher of (i) 1/2 of 1% in excess of the overnight Federal Funds Rate and (ii) the Prime Lending Rate.

                 "Base Rate Loan" shall mean each Dollar Loan designated or deemed designated as such by the respective Borrower at the time of the incurrence thereof or conversion thereto.

                 "Benefitted Lender" shall have the meaning provided in Section 13.06(b).

                 "Bidder RL Lender" shall mean each RL Lender that has informed the Paying Agent and the Corporation in writing (which has not been retracted) that such RL Lender desires to participate generally in the bidding arrangements relating to Competitive Bid Borrowings.

                 "Borrowers" shall mean and include (i) the Corporate Borrowers, (ii) the REIT Borrowers, (iii) all Dollar Revolving Loan Borrowers and (iv) all Alternate Currency Revolving Loan Borrowers. Each reference in this Agreement or any Credit Document to any "Borrower" shall mean, if the respective reference relates to the Obligations of a Borrower or its liabilities to make payments of principal, interest, fees or other amounts with respect to any outstanding Obligation, the respective Person which is the Borrower of the respective Loans in the case of Alternate Currency Revolving Loans, or the Persons jointly and severally acting as the Borrower with respect thereto, in the case of Term Loans, Dollar Revolving Loans, Swingline Loans, Competitive Bid Loans or Letter of Credit Outstandings. Each other reference in this Agreement or any Credit Document to a Borrower (including without limitation for purposes of the representations and warranties, covenants and events of default) shall mean, unless the context otherwise indicates, any Person which, either individually or jointly and severally, is a Borrower hereunder (and shall in any event include Starwood REIT, SLT RLP, the Corporation, SLC OLP, ITT and any Alternate Currency Revolving Loan Borrower).

                 "Borrowing" shall mean (i) the borrowing by a Borrower of one Type of Loan of a single Tranche from all the Lenders having Commitments of the respective Tranche on a given date (or resulting from a conversion or conversions on such date) having in the case of Euro Rate Loans the same Interest Period, provided that Base Rate Loans incurred pursuant to Section 1.11(b) shall be considered part of the related Borrowing of Eurodollar Loans, and (ii) a Competitive Bid Borrowing.

                 "BTCo" shall mean Bankers Trust Company in its individual capacity.

                 "Business Day" shall mean (i) for all purposes other than as covered by clause (ii) below, any day except Saturday, Sunday and any day which shall be in New York City a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close and (ii) with respect to all notices and determinations in connection with, and payments of principal and interest on, Euro Rate Loans, any day which is a Business Day described in clause (i) above and which is also a day for trading by and between banks in the London interbank market and which shall not be a legal holiday or a day on which banking institutions are authorized or required by law or other government action to close in the city where the applicable Payment Office of the Paying Agent is located in respect of Euro Rate Loans.

                 "Canadian Dollar Equivalent" shall mean, at any time for the determination thereof, the amount of Canadian Dollars which could be purchased with the amount of Dollars involved in such computation at the spot rate of exchange therefor as quoted by the Paying Agent as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

                 "Canadian Dollar Revolving Loan Sub-Commitment" means, as to any Alternate Currency Lender, (i) the amount, if any, set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "Canadian Dollar Revolving Loan Sub-Commitment", as same may be (x) reduced from time to time pursuant to Sections 1.17, 3.02, 3.03 and/or 10 or
(y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b). The Canadian Dollar Revolving Loan Sub-Commitment of each Alternate Currency Lender is a sub-limit of the Revolving Loan Commitment of the respective Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the Pounds Sterling Revolving Loan Sub-Commitment and French Franc Revolving Loan Sub-Commitment of the respective Alternate Currency Lender (or its respective affiliates), the Revolving Loan Commitment of such Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

                 "Canadian Dollar Revolving Loans" shall mean each Alternate Currency Revolving Loan denominated in Canadian Dollars at the time of the incurrence thereof.

                 "Canadian Dollar Revolving Notes" shall have the meaning provided in Section 1.06(a).

                 "Canadian Dollars" and "Cdn" shall mean freely and transferable lawful money of Canada.

                 "Canadian Prime Rate" means, at any time, the greater of (i) the per annum rate of interest quoted, published and commonly known as the "prime rate" of BT Bank of Canada which BT Bank of Canada establishes its main office in Toronto, Ontario as the reference rate of interest in order to determine interest rates for loans in Canadian Dollars to its Canadian borrowers, adjusted automatically with each quoted or published change in such rate, all without necessity of any notice to any Borrower or any other Person and (ii) the sum of (x) the average of the rates per annum for Canadian Dollar bankers' acceptances having a term of 30 days that appears on the Reuters Screen CDOR Page as of 10:00 a.m. (Toronto time) on the date of determination, as reported by BT Bank of Canada (and if such screen is not available, any successor or similar services may be selected by BT Bank of Canada), and (y) 0.75%.

                 "Canadian Prime Rate Loans" shall mean any Canadian Dollar Revolving Loan designated or deemed designated as such by the respective Alternate Currency Revolving Loan Borrower at the time of the incurrence thereof or conversion thereto.

                 "Capital Expenditures" shall mean, with respect to any Person, all expenditures by such Person which should be shown as capital expenditures in accordance with GAAP and, without duplication, the amount of Capitalized Lease Obligations incurred by such Person.

                 "Capital Stock" of any Person shall mean any and all shares, interests, rights to purchase, warrants, options, participation or other equivalents of or interests in (however designated) equity of such Person, including any preferred stock, any limited or general partnership interest and any limited liability company membership interest.

                 "Capitalized Lease Obligations" of any Person shall mean all rental obligations which are or will be required to be capitalized on the books of such Person, in each case taken at the amount thereof accounted for as indebtedness in accordance with GAAP.

                 "Cash Equivalents" means (i) Dollars and any Alternate Currency, (ii) securities issued or directly fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided, that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, bankers' acceptances with maturities not exceeding six months and overnight bank deposits, in each case with any domestic commercial bank or commercial bank of a foreign country recognized by the United States, in each case having capital and surplus in excess of $500 million (or the foreign currency equivalent thereof) and has outstanding debt which is rated "A" (or similar equivalent thereof) or higher by at least one nationally recognized statistical rating organization (as defined under Rule 436 under the Securities Act) or any money-market fund sponsored by a registered broker dealer or mutual fund distributor,
(iv) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above and (v) commercial paper having one of the two highest ratings obtainable from Moody's or S&P and in each case maturing within six months after the date of acquisition.

                 "CERCLA" shall mean the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as the same may be amended from time to time, 42 U.S.C. Section 9601 et seq.

                 "Change of Control" shall mean (i) the board of directors of either Parent Company shall at any time cease to consist of a majority of Continuing Directors, (ii) any Person, entity or "group" (as such term is defined in Section 13(d)(3) of the Securities Exchange Act) is or becomes the beneficial owner of an amount of outstanding Voting Stock of either Parent Company in excess of 20% of the total amount of fully diluted shares of outstanding Voting Stock of such Parent Company, (iii) any "change of control" or similar event under the Senior Notes (or related documentation) shall occur or (iv) the Corporation shall at any time cease to directly own 100% of the Capital Stock of ITT.

                 "Chase Manhattan" shall mean The Chase Manhattan Bank in its individual capacity.

                 "CIGA" shall mean CIGA S.p.A., a company organized under the laws of Italy.

                 "Class A Exchangeable Preferred Shares" shall mean the Class A Exchangeable Preferred Shares, $.01 par value per share, of Starwood REIT.

                 "Class B Exchangeable Preferred Shares" shall mean Starwood REIT's Class B Exchangeable Preferred shares, $.01 par value per share, having a liquidation preference of $38.50 per share.

                 "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to the Code are to the Code, as in effect at the date of this Agreement and any subsequent provisions of the Code, amendatory thereof, supplemental thereto or substituted therefor.

                 "Collateral" shall mean all "Collateral" as defined in the Pledge and Security Agreement or any other Security Document and all cash and Cash Equivalents delivered as collateral pursuant to Section 4.02 or 10 hereof.

                 "Collateral Agent" shall mean the Paying Agent acting as collateral agent for the Secured Creditors pursuant to the Pledge and Security Agreement.

                 "Combined Adjusted Charges" for any period shall mean the sum, without duplication, of (x) Combined Interest Expense for such period, (y) the aggregate amount of cash Dividends paid by Starwood REIT during such period pursuant to Section 9.03(a)(ii), (iii) and (iv) and (z) an amount equal to the greater of (1) 4% of combined total revenues (of the Parent Companies and their Subsidiaries) from owned Hotels during such period and (2) the aggregate amount of Maintenance Capital Expenditures made by Starwood REIT, the Corporation and their respective Subsidiaries during such period.

                 "Combined Current Assets" shall mean, at any time, the combined consolidated current assets of the Parent Companies and their Subsidiaries.

                 "Combined Current Liabilities" shall mean, at any time, the combined consolidated current liabilities of the Parent Companies and their Subsidiaries at such time, but excluding the current portion of any Indebtedness under this Agreement and the current portion of any other long-term Indebtedness which would otherwise be included therein.

                 "Combined EBIT" shall mean, for any period, the Combined Net Income plus (to the extent actually deducted in determining said Combined Net Income) interest expense and provision for taxes for such period; provided that Combined EBIT shall be determined without giving effect to any extraordinary gains or losses (including any taxes attributable to any such extraordinary gains or losses) or gains or losses from sales of assets other than from sales of inventory (excluding Real Property) in the ordinary course of business.

                 "Combined EBITDA" shall mean, for any period, Combined EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Combined EBIT for such period. To the extent Combined EBITDA is being determined for a Test Period which begins prior to March 31, 1998, Combined EBITDA shall be determined for such Test Period by taking the sum of (1) actual Combined EBITDA for the period from April 1, 1998 to the last day of such Test Period and (2) an amount equal to $1.651 billion multiplied by a fraction the numerator of which is the number of days from and including the first day of such Test Period to and including March 31, 1998 and the denominator in which is 365; provided that, to the extent any calculation pursuant to this Agreement is to be made on a Pro Forma Basis (for events other than the occurrence of the Transaction, the Westin Acquisition and the WD Disposition), such Combined EBITDA shall be further adjusted as provided in the definition of Pro Forma Basis for transactions occurring after the Initial Borrowing Date.

                 "Combined Adjusted Interest Coverage Ratio" shall mean, for any period, the ratio of (x) Combined EBITDA for such period to (y) Combined Adjusted Charges for such period.

                 "Combined Indebtedness" shall mean, at any time, the amount of all Indebtedness of the Parent Companies and their Subsidiaries determined on a combined consolidated basis. Notwithstanding anything to the contrary contained in this definition, for purposes of determining compliance with
Section 9.09, to the extent that any tax liability is asserted against either Parent Company or any of their Subsidiaries by the IRS or any other Governmental Authority in respect of the WD Disposition and either (1) there is a binding determination that such Person is responsible for the payment of such tax liability or (2) either Parent Company or any of its Subsidiaries determines to make payments in respect of such tax liability, then the unpaid amounts of such tax liability shall be added to, and shall become a component of, Combined Indebtedness.

                 "Combined Interest Coverage Ratio" shall mean, for any period, the ratio of (x) Combined EBITDA for such period to (y) Combined Interest Expense for such period.

                 "Combined Interest Expense" shall mean, for any period, the total combined consolidated interest expense of the Parent Companies and their Subsidiaries for such period (in each case calculated without regard to any limitations on the payment thereof) plus, without duplication, that portion of Capitalized Lease Obligations of the Parent Companies and their Subsidiaries representing the interest factor for such period; provided that the amortization of deferred financing costs with respect to this Agreement and the Senior Notes shall be excluded from Combined Interest Expense to the extent the same would otherwise have been included therein. To the extent Combined Interest Expense is being determined for any Test Period which begins prior to March 31, 1998, then Combined Interest Expense for such Test Period shall be deemed to be the sum of (1) actual Combined Interest Expense for the period from March 31, 1998 to the last day of such Test Period and (2) an amount equal to $650 million multiplied by a fraction the numerator of which is the number of days from and including the first day of such Test Period to and including March 31, 1998 and the denominator of which is 365; provided that, to the extent any calculation pursuant to this Agreement is to be made on a Pro Forma Basis (for events other than the occurrence of the Transaction, the Westin Acquisition and the WD Disposition), such Combined Interest Expense shall be further adjusted as provided in the definition of Pro Forma Basis for transactions occurring after the Initial Borrowing Date. Notwithstanding anything to the contrary contained above, Combined Interest Expense shall include (and, to the extent not already reflected therein, Combined Interest Expense shall be increased by) an amount (not less than zero) equal to the aggregate amount of cash interest payments made during the respective period in respect of the Assigned Starwood Note less the amounts paid during such period by WD Parent Corp. and Assigned Starwood Note LLC in respect of taxes, normal overhead and the VNU Preferred Stock (net of amounts received during such period by WD Parent Corp. in respect of preferred stock owned by it).

                 "Combined Leverage Ratio" shall mean, at any time, the ratio of Combined Indebtedness at such time to Combined EBITDA for the then most recently ended Test Period; provided that to the extent any Permitted Acquisition, any Scheduled Asset Disposition, any discontinuance of operations or any Asset Sale (or any similar material transaction which requires a waiver or a consent of the Required Lenders pursuant to Section 9.02) has occurred after the Initial Borrowing Date and during the relevant Test Period, Combined EBITDA shall be determined for the respective Test Period on a Pro Forma Basis for such occurrences.

                 "Combined Net Income" shall mean, for any period, the combined consolidated net income (or loss) of the Parent Companies and their Subsidiaries for such period; provided that (without duplication of exclusions)
(i) the net income (to the extent positive) of any Person that is not a Subsidiary of either Parent Company or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the Parent Companies or a Wholly-Owned Subsidiary thereof, (ii) to the extent Combined Net Income reflects amounts attributable to minority interests in Subsidiaries that are not Wholly-Owned Subsidiaries of the Parent Companies, Combined Net Income shall be reduced by the amounts attributable to such minority interests, (iii) the net income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends and distributions by that Subsidiary of net income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Subsidiary or its stockholders, (iv) the net income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded and (v) the cumulative effect of a change in accounting principles shall be excluded.

                 "Combined Shareholders' Equity" shall mean as at any date, the Shareholders' Equity of the Parent Companies as same would be shown on a combined consolidated balance sheet prepared as of such date in accordance with GAAP.

                 "Commitment" shall mean any of the commitments of any Lender, i.e., whether, the Tranche I Term Loan Commitment, the Tranche II Term Loan Commitment or the Revolving Loan Commitment of such Lender.

                 "Commitment Commission" shall have the meaning provided in
Section 3.01(a).

                 "Competitive Bid Borrowing" shall mean each borrowing of any Competitive Bid Loan.

                 "Competitive Bid Loan" shall have the meaning provided in
Section 1.01(f).

                 "Competitive Bid Loan Maturity Date" shall have the meaning provided in Section 1.04(a).

                 "Competitive Bid Notes" shall have the meaning provided in
Section 1.06(a).

                 "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or intended to guarantee any Indebtedness, leases, dividends or other obligations ("primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of such Person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (x) for the purchase or payment of any such primary obligation or
(y) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the holder of such primary obligation against loss in respect thereof; provided, however, that the term Contingent Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. Anything herein to the contrary notwithstanding, no agreement entered into by the Parent Companies or any of their Subsidiaries or Unconsolidated Entities with respect to its acquisition of any direct or indirect interest in any Hotel, shall prior to the satisfaction in full of all conditions precedent to the obligations of such Person pursuant to the agreement, be deemed or construed to constitute a "Contingent Obligation" or "Indebtedness" of such Person hereunder, provided that pursuant to any such agreement, neither Parent Company nor any of their Subsidiaries or Unconsolidated Entities is liable or responsible for and does not assume any development or construction risks. The amount of any Contingent Obligation shall be deemed to be an amount equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof (assuming such Person is required to perform thereunder) as determined by such Person in good faith.

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                 "Continuing Directors" shall mean the directors of the Parent
Companies on the Initial Borrowing Date and each other director of the Parent Companies if such director's nomination for election to the Board of Directors of the respective Parent Company is recommended by a majority of the then Continuing Directors.

                 "Contractual Obligation" of any Person means any obligation, agreement, undertaking or similar provision of any security issued by such Person or of any agreement (including. without limitation, any management or franchise agreement), undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Credit Document) to which such Person is a party or by which it or any of its property is bound or to which any of its properties is subject.

                 "Corporate Borrowers" shall mean the Corporation and the ITT Borrower, as joint and several obligors.

                 "Corporation" shall have the meaning provided in the first paragraph of this Agreement.

                 "Credit Documents" shall mean this Agreement and, after the execution and delivery thereof pursuant to the terms of this Agreement, each Note, each Bankers' Acceptance, the ITT Acknowledgment, the Guaranty, the Pledge and Security Agreement, each Subordination Agreement and any other guaranties, pledge agreements or additional security documents executed and delivered in accordance with the requirements of Sections 8.13, 8.14 and/or 8.15.

                 "Credit Event" shall mean the making of any Loan or the issuance of any Letter of Credit.

                 "Credit Party" shall mean each Borrower and each Guarantor.

                 "Credit Party Subsidiary" shall mean each Person which is a Subsidiary of any Credit Party, or which would be a Subsidiary of the Parent Companies if same were a single entity.

                 "Default" shall mean any event, act or condition which with notice or lapse of time, or both, would constitute an Event of Default.

                 "Defaulting Lender" shall mean any Lender with respect to which a Lender Default is in effect.

                 "Discount Rate" means, in respect of any Bankers' Acceptances to be purchased by an Alternate Currency Lender pursuant to Section 1.01 and
Schedule III hereto, the discount rate (calculated on an annual basis and rounded to the nearest one-hundredth of 1%, with five-thousandths of 1% being rounded up) quoted by such Alternate Currency Lender at 10:00 A.M. (Toronto time) as the discount rate at which such Alternate Currency Lender would purchase, on the relevant Drawing Date, its own bankers' acceptances having an aggregate Face Amount equal to and with a term to maturity the same as the Bankers' Acceptances to be acquired by such Alternate Currency Lender on such Drawing Date.

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                 "Dividend" with respect to any Person shall mean that such
Person has declared or paid a dividend or distribution or returned any equity capital to its stockholders, partners or other holders of its Capital Stock or authorized or made any other distribution, payment or delivery of property (other than common stock of such Person) or cash to its holders of Capital Stock as such, or redeemed, retired, purchased or otherwise acquired, directly or indirectly, for a consideration any shares of any class of its Capital Stock outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its Capital Stock), or set aside any funds for any of the foregoing purposes, or shall have permitted any of its Subsidiaries to purchase or otherwise acquire for a consideration any shares of any class of the Capital Stock of such Person outstanding on or after the Initial Borrowing Date (or any options or warrants issued by such Person with respect to its Capital Stock). Without limiting the foregoing, "Dividends" with respect to any Person shall also include all payments made or required to be made by such Person with respect to any stock appreciation rights, plans, equity incentive or achievement plans or any similar plans or setting aside of any funds for the foregoing purposes, in each case except to the extent (x) same are paid in "paired shares" of the Parent Companies or (y) such payments reduced Consolidated EBITDA.

                 "Documents" shall mean the Credit Documents, the Senior Secured Bridge Note Documents, the Refinancing Documents, the Acquisition Documents, the Intercompany Mortgage Note and the Assigned Starwood Note.

                 "Dollar Borrower" shall mean and include each Borrower, excluding any Alternate Currency Revolving Loan Borrower which is not otherwise a Borrower.

                 "Dollar Equivalent" of an amount denominated in a currency other than Dollars (the "Other Currency") shall mean, at any time for the determination thereof, the amount of Dollars which could be purchased with the amount of Other Currency involved in such computation at the spot exchange rate therefor as quoted by the Paying Agent as of 11:00 A.M. (New York time) on the date two Business Days prior to the date of any determination thereof for purchase on such date; provided that (1) for purposes of Section 1.17, the Dollar Equivalent of any amount (expressed in a currency other than Dollars) shall be the amount of Dollars that the Paying Agent determines, based upon the actual exchange rates which the Paying Agent believes can be obtained on the date of conversion pursuant to Section 1.17, would be required to be paid in Dollars to purchase such amount of other currency and (2) for purposes of (x) determining compliance with Sections 1.01, 2.02(a) and 4.02(a) and (y) calculating Fees pursuant to Section 3.01, the Dollar Equivalent of any amounts outstanding in a currency other than Dollars shall be revalued on a quarterly basis using the spot exchange rate therefor quoted in the Wall Street Journal on the last Business Day of each calendar quarter, provided that, at any time during a calendar quarter, if the full principal amount of Alternate Currency Revolving Loans permitted to be incurred pursuant to this Agreement (i.e., up to the full amount of the respective Alternate Currency Revolving Loan Sub-Commitments as then in effect) were incurred, and if the Dollar Equivalent as recalculated based on the exchange rate therefor quoted in the Wall Street Journal on the respective date of determination pursuant to this exception would result in an increase in the Dollar Equivalent as then in effect of such amounts of 10% or more, then at the discretion of the Paying Agent or at the request of the Required Lenders, the Dollar Equivalent shall be reset based upon the exchange rates quoted on such date in the Wall Street Journal, which rates shall remain in effect until the last Business Day of such calendar quarter or such earlier date, if any, as the rate is reset pursuant to this proviso. Notwithstanding anything to the contrary contained in this definition, at any time that a Specified Default or an Event of Default then exists, the Paying Agent may revalue the Dollar Equivalent of any amounts outstanding under the Credit Documents in a currency other than Dollars in its sole discretion.

                 "Dollar Loan" shall mean each Tranche I Term Loan, each Tranche II Term Loan, each Dollar Revolving Loan, each Competitive Bid Loan and each Swingline Loan.

                 "Dollar Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender at such time and the denominator of which is the aggregate amount of Non-Alternate Currency Revolving Loan Commitments of all Lenders at such time, or, in the case of a Lender that is, or whose Affiliate is, an Alternate Currency Lender, at any time when (and to the extent that ) the Aggregate Non-Alternate Currency Revolving Exposure equals or exceeds the aggregate of the Non- Alternate Currency Revolving Loan Sub-Commitment, such Lender's or such Affiliate's Unutilized Alternate Currency RL Percentage. Notwithstanding anything to the contrary contained above, if the Dollar Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the Dollar Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

                 "Dollar Revolving Loan" shall have the meaning provided in
Section 1.01(c).

                 "Dollar Revolving Loan Borrower" shall mean, with respect to any Dollar Revolving Loan, Swingline Loan or Letter of Credit Outstandings, the respective Dollar Revolving Loan Borrowers as specified in clause (i) or (ii), as the case may be, of the definition of Dollar Revolving Loan Borrowers.

                 "Dollar Revolving Loan Borrowers" shall mean and include (i) the REIT Borrowers, as joint and several obligors and (ii) the Corporate Borrowers, as joint and several obligors.

  "Dollar Revolving Note" shall have the meaning provided in Section 1.06(a).

                 "Dollars" and the sign "$" shall each mean freely transferable lawful money of the United States.

                 "Domestic Subsidiary" shall mean each Subsidiary of any Borrower incorporated or organized in the United States or any State or territory thereof.

                 "Draft" shall mean at any time a blank bill of exchange, within the meaning of the Bills of Exchange Act (Canada), drawn by any Alternate Currency Revolving Loan Borrower on an Alternate Currency Revolving Lender and bearing such distinguishing letters and numbers as such Alternate Currency Revolving Lender may determine, but which at such time has not been completed or accepted by such Alternate Currency Revolving Lender.

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                 "Drawing" shall have the meaning provided in Section 2.05(b).

                 "Drawing Date" shall mean any Business Day fixed pursuant to
Schedule III for the creation and purchase of Bankers' Acceptances by an Alternate Currency Revolving Lender pursuant to Schedule III.

                 "Effective Date" shall have the meaning provided in Section 13.10.

                 "Election to Become an Alternate Currency Revolving Loan Borrower" shall mean an Election to Become an Alternate Currency Revolving Loan Borrower substantially in the form of Exhibit K, which shall be executed by each Person which becomes an Alternate Currency Revolving Loan Borrower after the Effective Date.

                 "Eligible Transferee" shall mean and include a commercial bank, financial institution, any fund that invests in bank loans and any other "accredited investor" (as defined in Regulation D of the Securities Act).

                 "End Date" shall mean, for any Margin Adjustment Period, the last day of such Margin Adjustment Period.

                 "Environmental Claims" means any and all administrative , regulatory or judicial actions, suits, demands, demand letters, directives, claims, liens, notices of noncompliance or violation, investigations or proceedings arising under any Environmental Law or any permit issued, or any approval given, under any such Environmental Law (hereafter, "Claims"), including, without limitation, (a) any and all Claims by governmental or regulatory authorities for enforcement, cleanup, removal, response, remedial or other actions or damages pursuant to any applicable Environmental Law, and (b) any and all Claims by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief in connection with alleged injury or threat of injury to human health, safety or the environment due to the presence of Hazardous Materials.

                 "Environmental Law" shall mean any Federal, state, foreign or local statute, law, rule, regulation, ordinance, code, guideline, written policy and rule of common law now or hereafter in effect and in each case as amended, and any judicial or administrative interpretation thereof, including any judicial or administrative order, consent decree or judgment, relating to the environment, employee health and safety or Hazardous Materials, including, without limitation, CERCLA; RCRA; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Toxic Substances Control Act, 15 U.S.C.
Section 2601 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Safe Drinking Water Act, 42 U.S.C. Section 3803 et seq.; the Oil Pollution Act of 1990, 33 U.S.C. Section 2701 et seq.; the Emergency Planning and the Community Right-to-Know Act of 1986, 42 U.S.C. Section 11001 et seq.; the Hazardous Material Transportation Act, 49 U.S.C. Section 1801 et seq. and the Occupational Safety and Health Act, 29 U.S.C. Section 651 et seq.; and any state and local or foreign counterparts or equivalents, in each case as amended from time to time.

                 "Environmental Matters" shall have the meaning provided in
Section 8.01(h)(iv).

                 "Equity Proceeds Amount" shall have the meaning provided in
Section 4.02(c).

                 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder. Section references to ERISA are to ERISA, as in effect at the date of this Agreement and any subsequent provisions of ERISA, amendatory thereof, supplemental thereto or substituted therefor.

                 "ERISA Affiliate" shall mean each person (as defined in Section 3(9) of ERISA) which together with any Borrower or a Subsidiary of any Borrower would be deemed to be a "single employer" within the meaning of
Section 414(b) or (c) or for purposes of Section 412 of the Code, Section 414(m) or (o) of the Code.

                 "ESI" shall mean ITT Educational Services, Inc., a Delaware corporation.

                 "ESI Transaction" shall mean any transaction or series of related transactions, structured in a manner satisfactory to the Lead Agents, pursuant to which ITT sells shares of Capital Stock of ESI owned by ITT at fair market value, all of which are used to repay outstanding Term Loans in accordance with the requirements of Sections 4.02(e) (determined without regard to the provisos thereto).

                 "Euro Rate" shall mean and include each of the Eurodollar Rate, the French Franc Euro Rate and the Sterling Euro Rate.

                 "Euro Rate Loan" shall mean each Eurodollar Loan, each French Franc Revolving Loan and each Sterling Revolving Loan .

                 "Eurodollar Loan" shall mean each Dollar Loan designated as such by the respective Borrower at the time of the incurrence thereof or conversion thereto.

                 "Eurodollar Rate" shall mean the rate per annum that appears on page 3750 of the Dow Jones Markets Screen/or any successor page for Dollar deposits with maturities comparable to the Interest Period applicable to the Eurodollar Loans subject to the respective Borrowing commencing two Business Days thereafter as of 11:00a.m. (London time) on the date which is two Business Days prior to the commencement of the respective Interest Period; provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provisions of this definition, the rate to be used for purposes of this definition shall be the interest rate per annum determined by the Paying Agent to be the rate per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England by BTCo at approximately 11:00 A.M. (London time) on the date which is two Business Days prior to the beginning of such Interest Period, divided (and rounded, if necessary, upward to the nearest whole multiple of 1/16 of 1%).

                 "Event of Default" shall have the meaning provided in Section
10.

                 "Excess Cash Flow" shall mean, for any period, the remainder of (i) the sum of (a) Adjusted Combined Net Income for such period and (b) the decrease, if any, in Adjusted Combined Working Capital from the first day to the last day of such period, minus (ii) the sum of (a) the amount of Capital Expenditures (but excluding Capital Expenditures (x) financed with

Indebtedness or equity proceeds or (y) made pursuant to Section 9.07(d) or (e)) made by the Parent Companies and their Subsidiaries during such period in accordance with Section 9.07, (b) the aggregate amount of permanent principal payments of Indebtedness for borrowed money of the Parent Companies and their Subsidiaries (excluding payments pursuant to the Transaction, payments of Indebtedness with proceeds of refinancing Indebtedness or proceeds of Scheduled Asset Dispositions or Asset Sales and excluding repayments of Indebtedness owed to any Borrower or any Subsidiary thereof and excluding repayments of Loans, provided that repayments of Loans shall be deducted in determining Excess Cash Flow if such repayments were (x) required as a result of a Scheduled Repayment under Section 4.02(b) or (y) made as a voluntary prepayment by the Borrowers with internally generated funds (but in the case of a voluntary prepayment of Revolving Loans, only to the extent accompanied by a voluntary reduction to the Total Revolving Loan Commitment)) during such period, (c) the amount of cash Dividends paid by Starwood REIT pursuant to Section 9.03(a)(ii) during such period and (d) the increase, if any, in Adjusted Combined Working Capital from the first day to the last day of such period.

                 "Excess Cash Payment Date" shall mean the date occurring 90 days after the last day of each Fiscal Year ended after the Initial Borrowing Date.

                 "Excess Cash Payment Period" shall mean, with respect to the repayment required on each Excess Cash Payment Date, the immediately preceding Fiscal Year of the Parent Companies.

                 "Excluded Debt" shall mean (x) in the case of the Parent Companies and their Subsidiaries (other than ITT and its Subsidiaries), Indebtedness in an amount equal to approximately $117,000,000 and (y) in the case of ITT and its Subsidiaries, Indebtedness in an amount equal approximately $100,000,000, in each case as more fully set forth on Schedule 7.02, provided that any such issue of Indebtedness shall be deemed removed from such Schedule upon the receipt of the necessary consents or waivers by the appropriate Person.

                 "Existing Indebtedness" shall have the meaning provided in
Section 7.25.

                 "Existing Liens" shall have the meaning provided in Section
9.01.

                 "F&I Payment Date" shall mean each Quarterly Payment Date; provided that at any time when interest is payable with respect to then outstanding Senior Notes on a monthly basis, the term F&I Payment Date shall mean each Monthly Payment Date.

                 "Face Amount" shall mean, in respect of a Bankers' Acceptance, the amount payable to the holder thereof on its maturity. The Face Amount of any Bankers' Acceptance Loan shall be equal to the Face Amounts of the underlying Bankers' Acceptances.

                 "Facing Fee" shall have the meaning provided in Section
3.01(c).

                 "Federal Funds Rate" shall mean for any period, a fluctuating interest rate equal for each day during such period to the weighted average of the rates on overnight Federal Funds transactions with members of the Federal Reserve System arranged by Federal Funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business

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day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Paying Agent from three Federal Funds brokers of recognized standing selected by the Paying Agent.

                  "Fees" shall mean all amounts payable pursuant to or referred to in Section 3.01.

                 "Final Maturity Date" shall mean the Tranche II Maturity Date.

                 "Fiscal Year" shall mean each fiscal year of the Parent Companies, which shall be required to end on December 31 of each calendar year.

                 "Foreign Entity" shall have the meaning provided in Section
8.13.

                 "Foreign Pension Plan" shall mean any plan, fund (including, without limitation, any superannuation fund) or other similar program established or maintained outside the United States by any Borrower or any one or more of its Subsidiaries primarily for the benefit of employees of such Borrower or such Subsidiaries residing outside the United States of America, which plan, fund or other similar program provides, or results in, retirement income, a deferral of income in contemplation of retirement or payments to be made upon termination of employment, and which plan is not subject to ERISA or the Code and which Plan, fund or similar program could result in liability or other obligation or lien to any Borrower, any Subsidiary of any Borrower or ERISA Affiliate.

                 "Foreign Subsidiary" shall mean each Subsidiary of any Borrower other than a Domestic Subsidiary.

                 "French Franc Equivalent" shall mean, at any time for the determination thereof, the amount of French Francs which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefore as quoted by the Paying Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

                 "French Franc Euro Rate" shall mean (i) the rate per annum that appears on page 3740 of the Dow Jones Markets Screen (or any successor page) for French Franc deposits with maturities comparable to the Interest Period applicable to the French Franc Revolving Loans subject to the respective Borrowing commencing two Business Days thereafter as of 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of the respective Interest Period or (ii) if such a rate does not appear on page 3740 of the Dow Jones Markets Screen (or any successor page), the offered quotation to first-class banks in the London interbank market by BTCo for French Franc deposits of amounts in immediately available funds comparable to the outstanding principal amount of the French Franc Loan of BTCo with maturities comparable to the Interest Period applicable to such French Franc Revolving Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; provided, that in the event the Paying Agent has made any determination pursuant to Section 1.11(a)(i) in respect of French Franc

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Revolving Loans, or in the circumstances described in clause (i) to the proviso to Section 1.11(b) in respect of French Franc Revolving Loans, the French Franc Euro Rate determined pursuant to this definition shall instead be the rate determined by BTCo as the all-in-cost of funds for BTCo to fund such French Franc Revolving Loan with maturities comparable to the Interest Period applicable thereto.

                 "French Franc Revolving Loan" shall mean each Alternate Currency Revolving Loan denominated in French Francs at the time of the incurrence thereof.

                 "French Franc Revolving Loan Sub-Commitment" means, as to any Alternate Currency Lender, (i) the amount, if any, set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "French Franc Revolving Loan Sub-Commitment", as same may be (x) reduced from time to time pursuant to Sections 1.17, 3.02, 3.03 and/or 10 or
(y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b). The French Franc Revolving Loan Sub-Commitment of each Alternate Currency Lender is a sub- limit of the Revolving Loan Commitment of the respective Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the Canadian Dollar Revolving Loan Sub-Commitment and Pounds Sterling Revolving Loan Sub- Commitment of the respective Alternate Currency Lender (or its respective affiliates), the Revolving Loan Commitment of such Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

                 "French Franc Revolving Notes" shall have the meaning provided in Section 1.06(a).

                 "French Francs" and the sign "FF" shall mean freely and transferable lawful money of the French Republic.

                 "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination, except that, for purposes of Section 4.02, Section 9 and all determinations of Applicable Commitment Commission Percentage and Applicable Margin, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the audited combined consolidated financial statements of the Parent Companies referred to in Section 7.03(a).

                 "Gaming Authority" shall mean the governmental authorities charged with the administration and enforcement of the Gaming Regulations.

                 "Gaming Business" means the business conducted by ITT and its Subsidiaries as of the Effective Date, including the management and operation of gaming machines and casinos, and other gaming-related businesses, and any and all businesses that in the good faith judgment of the board of directors of the Parent Companies are materially related businesses.

                 "Gaming License" means every license, permit, registration, finding of suitability, franchise, approval or other authorization required to own, lease, operate or otherwise conduct or manage riverboat, dockside or land-based gaming (including any applicable liquor licenses) or to conduct any Gaming Business, in any state or jurisdiction where the Parent Companies or any of their Subsidiaries conduct such business.

                 "Gaming Regulations" shall mean the laws, rules, regulations, ordinances and orders applicable to the casino and Gaming Businesses or activities of the Parent Companies or any of their Subsidiaries, as in effect from time to time, including the policies, interpretations and administration thereof by the Gaming Authorities.

                 "Governmental Authority" means any nation or government, any state or other political subdivision thereof and any entity duly exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                 "Guarantor" shall mean and include each of Starwood REIT, SLT RLP, the Corporation, SLC OLP, ITT and each Subsidiary of either or both Parent Companies which executes and delivers the Guaranty, or a counterpart thereof, as required by Section 5.11, 8.15 or any other provision of this Agreement; provided that any such Subsidiary shall cease to be a Guarantor at such time, if any, as it is released from the Guaranty in accordance with the express provisions thereof. As of the Initial Borrowing Date, the Guarantors are listed in Part I of Schedule 7.16.

                 "Guaranty" shall have the meaning provided in Section 5.11.

                 "Hazardous Materials" means (a) any petroleum or petroleum products, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contain dielectric fluid containing regulated levels of polychlorinated biphenyls, and radon gas; (b) any chemicals, materials or substances defined as or included in the definitions of "hazardous substances," "hazardous waste," "hazardous materials," "extremely hazardous substances," "restricted hazardous waste," "toxic substances," "toxic pollutants," "contaminants," or "pollutants," or words of similar import, which are regulated under any applicable Environmental Law; and (c) any other chemical, material or substance, the Release of which is prohibited, limited or regulated by any applicable Environmental Law.

                 "Hines Ground Leases" means those two ground leases with respect to the Westin Hotel, Houston (Galleria) and the Westin Hotel, Houston
(Oaks).

                 "Hotel" means any Real Property or Leasehold comprising an operating facility offering hotel or other lodging services.

                 "Hotel and Gaming Business" shall mean the hotel, resort, extended stay lodging, other hospitality business or the management and operation of gaming machines and casinos and

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other gaming related businesses, and any and all businesses that in the good faith judgment of the board of directors of the Parent Companies are materially related businesses.

                 "Improvements" has the meaning specified in Section 7.12(c).

                 "Inactive Subsidiary" shall mean any Subsidiary of either or both Parent Companies listed on Schedule 11.01D.

                 "Indebtedness" shall mean, as to any Person, without duplication, (i) all indebtedness (including principal, interest, fees and charges) of such Person for borrowed money or for the deferred purchase price of property or services (excluding accounts payable and accrued expenses arising in the ordinary course of business), (ii) the maximum amount available to be drawn under all letters of credit issued for the account of such Person and all unpaid drawings in respect of such letters of credit, (iii) all Indebtedness of the types described in clause (i), (ii), (iv), (v), (vi) or
(vii) of this definition secured by any Lien on any property owned by such Person, whether or not such Indebtedness has been assumed by such Person (provided, that, if the Person has not assumed or otherwise become liable in respect of such Indebtedness, such Indebtedness shall be deemed to be in an amount equal to the stated amount of such Indebtedness), (iv) the aggregate amount required to be capitalized under leases under which such Person is the lessee, (v) all obligations of such person to pay a specified purchase price for goods or services, whether or not delivered or accepted, i.e., take-or-pay and similar obligations, (vi) all Contingent Obligations of such Person and
(vii) all obligations under any Interest Rate Protection Agreement, any Other Hedging Agreement or under any similar type of agreement.

                 "Indebtedness to be Refinanced" shall mean the Indebtedness described in Schedule 11.01A hereto, which shall not include the Assigned Starwood Note in the outstanding principal amount of $2,092,500,000.

                 "Initial Borrowing Date" shall mean the date occurring on or after the Effective Date on which the initial Borrowing of Loans hereunder occurs.

                 "Insurance Premiums" shall have the meaning provided in
Section 8.03(c).

                 "Intercompany Existing Indebtedness" shall have the meaning provided in Section 7.25.

                 "Intercompany Mortgage Note" shall mean the subordinated Intercompany Mortgage Note in an aggregate principal amount not to exceed $3,450,000,000 billion issued by the Corporation to Starwood REIT, and contributed by Starwood REIT to SLT RLP, in each case as contemplated by
Section 5.05(b).

                 "Interest Determination Date" shall mean, with respect to any Euro Rate Loan, the second Business Day prior to the commencement of any Interest Period relating to such Euro Rate Loan.

                 "Interest Period" shall have the meaning provided in Section 1.10.

                 "Interest Rate Protection Agreement" shall mean any interest rate swap agreement, interest rate cap agreement, interest collar agreement, interest rate hedging agreement or other similar agreement or arrangement.

                 "Investments" shall have the meaning provided in Section 9.05.

                 "IRS" means the Internal Revenue Service, or any successor thereto.

                 "Issuing Bank" shall mean BTCo and any other RL Lender which at the request of the Corporation and with the consent of the Paying Agent agrees, in such RL Lender's sole discretion, to become an Issuing Bank for the purpose of issuing Letters of Credit pursuant to Section 2. The sole Issuing Bank on the Initial Borrowing Date is BTCo.

                 "ITT" shall mean ITT Corporation, a Nevada corporation.

                 "ITT Acknowledgment" shall have the meaning provided in
Section 5.16.

                 "ITT Borrower" shall mean (x) prior to the consummation of the Acquisition, Chess Acquisition Corp., a Nevada corporation and (y) at all times from and after the consummation of the Acquisition, ITT Corporation, a Nevada corporation and successor by merger to Chess Acquisition Corp.

                 "ITT Indenture" shall mean that certain Amended and Restated Indenture, dated as of November 15, 1995 and amended and restated as of December 19, 1995, between ITT, as issuer, and The First National Bank of Chicago, as trustee, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms thereof and hereof.

                 "ITT LSARs" shall mean all Limited Stock Appreciation Rights issued and outstanding on the Effective Date pursuant to Section 9 of the 1995 ITT Corporation Incentive Stock Plan as in effect on the Initial Borrowing Date.

                 "ITT Notes" shall mean each of (i) ITT's 6 1/4% Notes due November 15, 2000, (ii) ITT's 6 3/4% Notes due November 15, 2005, (iii) ITT's 6 3/4% Notes due November 15, 2003, (iv) ITT's 73/8% Debentures due November 15, 2005 and (v) ITT's 7 3/4% Debentures due November 15, 2025.

                 "ITT Sheraton" shall mean ITT Sheraton Corporation, a Delaware corporation and a direct Wholly-Owned Subsidiary of ITT.

                 "Joint Proxy Statement" shall mean the Joint Proxy Statement/Prospectus dated January 14, 1998, delivered to shareholders of the Parent Companies and ITT.

                 "Judgment Currency" shall have the meaning provided in
Section 13.16(a).

                 "Judgment Currency Conversion Date" shall have the meaning provided in Section 13.16(a).

                 "L/C Supportable Obligations" shall mean obligations of either Parent Company or any of its Subsidiaries incurred in the ordinary course of business and which do not violate the applicable provisions, if any, of this Agreement.

                 "Lead Agent" shall mean each of BTCo and Chase Manhattan in their capacities as Administrative Agents, and LCPI in its capacity as Syndication Agent.

                 "Leaseholds" of any Person means all the right, title and interest of such Person as lessee or licensee in, to and under leases or licenses of land, improvements and/or fixtures.

                 "LCPI" shall mean Lehman Commercial Paper Inc., a Delaware corporation.

                 "Lender" shall mean each financial institution listed on
Schedule I-A, as well as any Person which becomes a "Lender" hereunder pursuant to Section 1.14 or 13.04(b). Unless the context otherwise requires, each reference in this Agreement to a Lender includes each Alternate Currency Lender and, if the reference is to a specific Lender which has a Revolving Loan Commitment hereunder, shall include references to any Affiliate of any such Lender which is acting as an Alternate Currency Lender.

                 "Lender Default" shall mean (i) the wrongful refusal (which has not been retracted) or the failure of a Lender to make available its portion of any Borrowing (including any Mandatory Borrowing) or to fund its portion of any unreimbursed payment under Section 2.04(c) or to purchase participating interests in Revolving Loans under Section 1.17 or (ii) a Lender having notified in writing any Borrower and/or the Paying Agent that such Lender does not intend to comply with its obligations under Section 1.01 or 2 in circumstances where such non-compliance would constitute a breach of such Lender's obligations under the respective Section.

                 "Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                 "Letter of Credit Fee" shall have the meaning provided in
Section 3.01(b).

                 "Letter of Credit Outstandings" shall mean, at any time, the sum of (i) the aggregate Stated Amount of all outstanding Letters of Credit and
(ii) the amount of all Unpaid Drawings.

                 "Letter of Credit Request" shall have the meaning provided in
Section 2.03(a).

                 "Lien" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing or similar statement or notice filed under the UCC or any other similar recording or notice statute, and any lease having substantially the same effect as any of the foregoing).

                 "Loan" shall mean each Term Loan, each Revolving Loan, each Competitive Bid Loan and each Swingline Loan.

                 "Maintenance Capital Expenditures" shall mean, with respect to any Person, any Capital Expenditure made in the ordinary course of business for maintenance or upkeep of the assets of such Person.

                 "Majority Euro Lenders" at any time shall mean those Alternate Currency Lenders which at such time hold a majority of the then outstanding Alternate Currency Revolving Loan Sub-Commitments (for this purpose, excluding the Canadian Dollar Revolving Loan Sub-Commitments) or, after such sub-commitments have terminated, Alternate Currency Revolving Lenders holding a majority of the aggregate principal amount of then outstanding French Franc Revolving Loans and Sterling Revolving Loans.

                 "Majority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated.

                 "Mandatory Borrowing" shall have the meaning provided in
Section 1.01(e).

                 "Margin Adjustment Period" shall mean each period which shall commence on the date occurring after the Effective Date on which the respective officer's certificates are delivered pursuant to Section 8.01(e) and which shall end on the earlier of (i) the date of actual delivery of the next officer's certificates pursuant to Section 8.01(e) and (ii) the latest date on which the next officer's certificates are required to be delivered.

                 "Margin Regulations" shall mean Regulations G, T, U and X, collectively.

                 "Margin Stock" shall have the meaning provided in Regulation
U.

                 "Material Adverse Change" means a material adverse change in any of (i) the business, operations, property, assets, liabilities or condition (financial or otherwise) of (A) the Parent Companies and their Subsidiaries taken as one enterprise, (B) Starwood REIT, SLT RLP and their respective Subsidiaries taken as one enterprise or (C) the Corporation, SLC OLP and their respective Subsidiaries taken as one enterprise, (ii) the legality, validity or enforceability of the Credit Documents taken as a whole, (iii) the ability of any Borrower to repay its Obligations or to perform its obligations under any other Credit Document, (iv) the ability of the Guarantors, taken as a whole, to perform their obligations under the Guaranty or (v) the rights and remedies of the Lenders or the Lead Agents under the Credit Documents.

                 "Material Adverse Effect" means an effect that results in or causes, or has a reasonable likelihood of resulting in or causing, a Material Adverse Change.

                 "Maturity Date" shall mean, with respect to any Tranche of Loans, the Tranche I Maturity Date, the Tranche II Maturity Date or the Revolving Loan Maturity Date, as the case may be.

                 "Maximum Swingline Amount" shall mean $50,000,000.

                 "Mergeco" shall mean Chess Acquisition Corp., a Nevada corporation.

                 "Minimum Borrowing Amount" shall mean, for each Type and Tranche of Loans hereunder, the respective amount specified below:

                (i) in the case of a Borrowing of Euro Rate Loans of any Tranche, $10,000,000 (or the applicable Alternate Currency Equivalent thereof in the case of a Borrowing of Alternate Currency Revolving Loans);

               (ii) in the case of a Borrowing (but excluding Borrowings of Swingline Loans) of Base Rate Loans of any Tranche, $10,000,000;

              (iii)  in the case of a Borrowing of Swingline Loans, $1,000,000;

               (iv) in the case of a Borrowing of Canadian Prime Rate Loans, Cdn $1,000,000;

               (v) in the case of Bankers' Acceptance Loans, the amount specified in Schedule III; and

               (vi)  in the case of Competitive Bid Loans, $20,000,000.

                 "MLA Cost" shall mean the cost imputed to a Lender in complying with the Mandatory Liquid Assets requirements of the Bank of England during the period in which a Sterling Revolving Loan is outstanding determined in accordance with Schedule IV.

                 "Monthly Payment Date" shall mean the last Business Day of each calendar month occurring after the Effective Date.

                 "Moody's" shall mean Moody's Investors Service, Inc.

                 "Mortgage" means the mortgage, deed of trust, security deed, installment land sale contract or similar security instrument creating a Lien in favor of any Borrower or any of its Subsidiaries against, inter alia, the real property and improvements comprising a Mortgage Note Hotel.

                 "Mortgage Loan" means each mortgage loan now or hereafter owned by Starwood REIT or any of its Subsidiaries.

                 "Mortgage Note" means each of the promissory notes and other evidences of indebtedness executed by a maker in favor of Starwood REIT or any of its Subsidiaries and evidencing a Mortgage Loan.

                 "Mortgage Note Hotel" means, collectively, for each Hotel now or hereafter owned or leased by any maker of a Mortgage Note, all of the real property, improvements, inventory, furnishings, equipment, fixtures, and any other agreements, instruments, contracts, general intangibles, accounts, licenses and other approvals of any Governmental Authority, chattel paper, documents, books and records, deposit accounts, and any other assets, relating to such property that are now or hereafter owned or leased by such maker.

                 "Mortgage Note Security Documents" means, with respect to each Mortgage Note and Mortgage Note Hotel, all presently existing or hereafter acquired loan agreements, installment land sale contracts, mortgages, deeds of trust, assignments for security or absolute assignments of rents and leases, financing statements, fixture filings, security agreements, pledges, deposit account pledge agreements, collateral assignments (including any collateral assignments of any management contracts or franchise agreements), guaranties, letters of credit, credit supports, keep well agreements or other agreements or undertakings from any Person to or in favor of the Parent Companies or any of their Subsidiaries and securing or supporting the repayment of indebtedness or performance of any other obligation under the applicable Mortgage Note or any Mortgage Note Security Documents and all amendments, modifications, supplements, substitutions and restatements of any of the foregoing.

                 "NAIC" shall have the meaning provided in Section 1.11(c).

                 "Net Proceeds" shall mean (i) in the case of any Asset Sale, the Net Sale Proceeds therefrom and (ii) in the case any issuance of equity, Indebtedness or other event which generates Net Proceeds, the gross cash proceeds therefrom (less any fees, expenses and similar costs incurred in connection therewith), provided that, in the case of any issuance by the Parent Companies of Permanent Senior Secured Notes, the Net Proceeds from such issuance of Permanent Senior Notes shall be determined by deducting therefrom the amount of cash proceeds therefrom which are actually utilized to repay principal amounts of Senior Secured Bridge Notes then outstanding.

                 "Net Sale Proceeds" shall mean for any sale of assets, the gross cash proceeds (including any cash received by way of deferred payment pursuant to a promissory note, receivable or otherwise, but only as and when received) received from such sale of assets, net of (a) cash expenses of sale (including, without limitation, brokerage fees, if any, transfer taxes and payment of principal, premium and interest of Indebtedness secured by the asset subject to such sale (other than Indebtedness owed to the Parent Companies or any of their respective Subsidiaries) required to be repaid as a result of such asset sale), (b) all incremental foreign, federal, state and local taxes to the extent payable by the Parent Companies and their Subsidiaries as a direct consequence of any such asset sale and (c) for so long as Starwood REIT qualifies as a "real estate investment trust" under the Code, the amount of Starwood REIT's net capital gains recognized for U.S. federal income tax purposes, if any, which are to be paid as cash Dividends to its shareholders with respect to the year in which such gains are realized.

                 "Non-Alternate Currency Revolving Loan Sub-Commitment" means, for any Lender at any time, such Lender's Revolving Loan Commitment minus, in the case of a Lender that is, or whose Affiliate is, an Alternate Currency Lender, the sum of such Lender's and its Affiliates' Alternate Currency Revolving Loan Sub-Commitments.

                 "Non-Defaulting Lender" shall mean and include each Lender other than a Defaulting Lender.

                 "Non-Recourse Indebtedness" of any Person means all Indebtedness of such Person and its Subsidiaries with respect to which recourse for payment is limited to specific assets encumbered by a Lien securing such Indebtedness; provided, however, that personal recourse of a holder of Indebtedness against any obligor with respect thereto for fraud, misrepresentation, misapplication of cash, waste and other circumstances customarily excluded from non-recourse provisions in non-recourse secured financing of real estate shall not, by itself, prevent any Indebtedness from being characterized as Non-Recourse Indebtedness, provided further that if a personal recourse claim is made in connection therewith, such claim shall not constitute Non-Recourse Indebtedness for the purpose of this Agreement. For purposes of Section 9.04(iv), neither the Parent Companies nor any of their Subsidiaries may incur any Non-Recourse Indebtedness that has a Final Stated Maturity on or prior to the date which occurs six months after the Final Maturity Date.

                 "Note" shall mean each Tranche I Term Note, each Tranche II Term Note, each Revolving Note, each Competitive Bid Note and the Swingline Note.

                 "Notice of Borrowing" shall have the meaning provided in
Section 1.03(a).

                 "Notice of Competitive Bid Borrowing" shall have the meaning provided in Section 1.04(a).

                 "Notice of Conversion" shall have the meaning provided in
Section 1.07(a).

                 "Notice Office" shall mean the office of the Paying Agent located at 130 Liberty Street 14th Floor, New York, New York 10006, Attention:
Aileen Mosier, or such other office as the Paying Agent may hereafter designate in writing as such to the other parties hereto.

                 "Obligation Currency" shall have the meaning provided in
Section 13.16(a).

                 "Obligations" shall mean all amounts owing to the Paying Agent, the Lead Agents, the Syndication Agent, either Administrative Agent, the Collateral Agent or any Lender pursuant to the terms of this Agreement or any other Credit Document.

                 "Operating Entity" means each of the entities identified on
Schedule 11.01B, as the same may be supplemented or amended from time to time, and each corporation, partnership, limited liability company or other business entity ninety-nine percent (99%) or more of whose common stock, partnership or membership interests are owned, directly or indirectly, and which is controlled, by SLC OLP or the Corporation and which is the lessee of a Hotel under an Operating Lease.

                 "Operating Lease" means an operating lease between Starwood REIT or a Subsidiary of Starwood REIT, as lessor, and an Operating Entity, as lessee, with respect to the operation of a single Hotel owned by such lessor and leased and operated by such lessee thereunder.

                 "Other Hedging Agreement" shall mean any foreign exchange contracts, currency swap agreements, commodity agreements or other similar agreements or arrangements designed to protect against the fluctuations in currency values.

                 "Parent Companies" shall mean and include Starwood REIT and the Corporation.

                 "Participant" shall have the meaning provided in Section
2.04(a).

                 "Paying Agent" shall mean BTCo in its capacity as Paying Agent for the Lenders hereunder, and shall include any successor Paying Agent appointed pursuant to Section 12.09.

                 "Payment Office" shall mean (i) in respect of Dollar Loans, Letters of Credit, Fees and, except as provided in clause (ii) below, all other amounts owing under this Agreement and the other Credit Documents, the office of the Paying Agent located at 130 Liberty Street, 16th Floor, Money Transfer Division New York, New York 10006, ABA Number: 021-001-033, Credit to Commercial Loan Division, Account Name: Starwood Lodging, Account Number:
99-401-268, Attention: Mary Hong, (ii) in respect of Canadian Dollar Revolving Loans, to Royal Bank of Canada, Correspondent Banking, Toronto, Ontario, Canada, Transit Number: 9591, Account Number: 217-541-2, Account Name: BT Bank of Canada, Reference: Starwood Lodging, (iii) in respect of Sterling Revolving Loans, to Midland Bank, International Division, London, Sort code: 40 08 04,
Account:  Bankers Trust Company London, Account Number 00491302, Reference:
Starwood Lodging, Attention: Loans Agency and (iv) in respect of French Franc Revolving Loans, to Credit Agricole Indosuez, Paris, Account: Bankers Trust Company London, Account Number: 020106451, Reference: Starwood Longing,
Attention: Loans Agency or in each case such other office as the Paying Agent may hereafter designate in writing as such to the other parties hereto.

                 "PBGC" shall mean the Pension Benefit Guaranty Corporation established pursuant to Section 4002 of ERISA, or any successor thereto.

                 "Permanent Senior Note Documents" shall mean and include each Permanent Senior Note Indenture, the Permanent Senior Notes and all the other agreements, instruments and documents entered into in connection with the issuance of Permanent Senior Notes, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof and hereof.

                 "Permanent Senior Note Indenture" shall mean the indenture relating to any issue of Permanent Senior Notes.

                 "Permanent Senior Notes" shall mean senior notes of the Corporation or the Corporate Borrowers, provided that (a) unless otherwise agreed to by the Required Lenders, (I) no part of the principal amount of any such notes shall have a scheduled amortization date earlier than those provided in the Senior Secured Bridge Notes, and (II) the other terms and conditions thereof (including, without limitation, the covenant and event of default provisions thereof) shall be generally at least as favorable to the Corporation or the Corporate Borrowers, as the case may be, and the Lenders as such similar provisions of the Senior Secured Bridge Notes, (b) any issue of Permanent Senior Notes may, and shall not be required to be, secured equally and ratably by Pledge and Security Agreement Collateral in accordance with the terms of the Pledge and Security Agreement (with any Permanent Senior Notes so secured being herein called "Permanent Senior Secured Notes") and (c) substantially final drafts of the documentation governing such notes, showing the terms thereof, shall have been furnished to the Lead Agents and the Lenders, at least 10 Business Days prior to the issuance of such notes.

                 "Permanent Senior Secured Notes" shall have the meaning assigned that term in the definition of "Permanent Senior Notes" contained herein.

                 "Permit" shall mean any permit, approval, authorization, license, variance, registration, permission or consent required from a Governmental Authority under an applicable Requirement of Law.

                 "Permitted Acquisition" shall have the meaning provided in
Section 9.02(ix).

                 "Permitted Liens" shall have the meaning provided in Section 9.01.

                 "Permitted Refinancing Indebtedness" means any Indebtedness of either Parent Company or any of its Subsidiaries issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace, defease or refund (collectively, to "Refinance"), Third Party Existing Indebtedness (or previous refinancings thereof constituting Permitted Refinancing Indebtedness) or Indebtedness permitted by Sections 9.04(iv), (x) or (xi)(b) (or previous refinancings thereof constituting Permitted Refinancing Indebtedness) of such Parent Company or such Subsidiary; provided that (i) the principal amount (or accreted value, if applicable) of such Permitted Refinancing Indebtedness does not exceed the principal amount (or accreted value, if applicable) of the Indebtedness so Refinanced; (ii) scheduled principal payments shall not be required with respect to such Permitted Refinancing Indebtedness prior to the date which occurs six months after the Tranche II Maturity Date; (iii) if the Indebtedness being Refinanced is subordinated in right of payment to the Obligations under this Agreement, such Permitted Refinancing Indebtedness shall be subordinated in right of payment to such Obligations on terms at least as favorable to the Lenders as those contained in the documentation governing the Indebtedness being extended, refinanced, renewed, replaced, defeased or refunded; (iv) if the Indebtedness being Refinanced is Non-Recourse Debt, the Permitted Refinancing Indebtedness shall be Non- Recourse Debt; (v) no Permitted Refinancing Indebtedness shall have different obligors, or greater guarantees or security, than the Indebtedness being Refinanced and (vi) in no event shall any Permitted Refinancing Indebtedness be secured by any Pledge and Security Agreement Collateral (whether equally and ratably with, or junior to, the Secured Creditors or otherwise). Notwithstanding anything to the contrary contained in clause (i) of the proviso to the preceding sentence, the principal amount of the Indebtedness incurred to refinance Non-Recourse Indebtedness in respect of the Park Plaza Hotel in Boston, Massachusetts may be increased to $60 million in principal amount.

                 "Perpetual Preferred Stock" shall mean any preferred stock of either Parent Company so long as the terms of any such preferred stock (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by either Parent Company or any

Subsidiaries of either Parent Company, (iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision whatsoever, (iv) do not contain any covenants other than periodic reporting requirements, (v) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the respective Parent Company or liquidations involving such Parent Company, (vi) do not provide for the conversion into, or the exchange for (unless at the sole discretion of the issuer thereof), debt securities and (vii) are otherwise reasonably satisfactory to the Lead Agents.

                 "Person" shall mean any individual, partnership, joint venture, limited liability company, firm, corporation, association, trust or other enterprise or any government or political subdivision or any agency, department or instrumentality thereof.

                 "Personal Property" means, for any person, to the extent owned by such Person, all machinery, equipment, fixtures (including but not limited to all heating, air conditioning, plumbing, lighting, communications, elevator fixtures, inventory and goods), inventory and articles of personal property and accessions thereof and renewals, replacements thereof and substitutions therefor (including, but not limited to, beds, bureaus, chiffonniers, chests, chairs, desks, lamps, mirrors, bookcases, tables, rugs, carpeting, drapes, draperies, curtains, shades, venetian blinds, screens, paintings, hangings, pictures, divans, couches, luggage carts, luggage racks, stools, sofas, chinaware, linens, pillows, blankets, glassware, silverware, foodcarts, cookware, dry cleaning facilities, dining room wagons, keys or other entry systems, bars, bar fixtures, liquor and other drink dispensers, icemakers, radios, television sets, intercom and paging equipment, electric and electronic equipment, dictating equipment, private telephone systems, medical equipment, potted plants, heating, lighting and plumbing fixtures, fire prevention and extinguishing apparatus, cooling and air-conditioning systems, elevators, escalators, fittings, plants, apparatus, stoves, ranges, refrigerators, laundry machines, tools, machinery, engines, dynamos, motors, boilers, incinerators, switchboards, conduits, compressors, vacuum cleaning systems, floor cleaning, waxing and polishing equipment, call systems, brackets, electrical signs, bulbs, bells, ash and fuel, conveyors, cabinets, lockers, shelving, spotlighting equipment, dishwashers, garbage disposals, washers and dryers), other customary hotel equipment and other tangible property of every kind and nature whatsoever, now or hereafter located upon the Hotels, or appurtenances thereto, or usable in connection with the present or future operation and occupancy of the Hotels and all building equipment, materials and supplies of any nature whatsoever, now or hereafter located upon the Hotels.

                 "Plan" shall mean any pension plan as defined in Section 3(2) of ERISA, which is maintained or contributed to by (or to which there is an obligation to contribute of) any Borrower or a Subsidiary of any Borrower or an ERISA Affiliate and any pension plan as defined in Section 3(2) of ERISA with respect to which any Borrower, or a Subsidiary of any Borrower or an ERISA Affiliate could have any liability.

                 "Pledge and Security Agreement" shall have the meaning provided in Section 5.12.

                 "Pledge and Security Agreement Collateral" shall have the meaning assigned that term in the Pledge and Security Agreement.

                 "Pledged Limited Liability Company Interests" shall have the meaning assigned that term in the Pledge and Security Agreement.

                 "Pledged Partnership Interests" shall have the meaning assigned that term in the Pledge and Security Agreement.

                 "Pledged Securities" shall mean all "Pledged Securities" as defined in the Pledge and Security Agreement.

                 "Pledged Stock" shall have the meaning assigned that term in the Pledge and Security Agreement.

                 "Policies" has the meaning provided in Section 8.03(c).

                 "Pounds Sterling" shall mean freely and transferable lawful money of the United Kingdom.

                 "Pounds Sterling Revolving Loan Sub-Commitment" means, as to any Alternate Currency Lender, (i) the amount, if any, set forth opposite such Alternate Currency Lender's name in Schedule I-B directly below the column entitled "Pounds Sterling Revolving Loan Sub-Commitment", as same may be (x) reduced from time to time pursuant to Sections 1.17, 3.02, 3.03 and/or 10 or
(y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b). The Pounds Sterling Revolving Loan Sub-Commitment of each Alternate Currency Lender is a sub-limit of the Revolving Loan Commitment of the respective Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment) and not an additional commitment and, in no event, may exceed at any time, when added to the Canadian Dollar Revolving Loan Sub-Commitment and French Franc Revolving Loan Sub-Commitment of the respective Alternate Currency Lender (or its respective affiliates), the Revolving Loan Commitment of such Alternate Currency Lender (or its respective affiliate which is a Lender with the related Revolving Loan Commitment).

                 "Preferred Partnership Units" shall mean the Class A Units of SLT RLP and the Class A Units and Class B Units of SLC OLP.

                 "Preferred Stock" as applied to the Capital Stock of any Person, means Capital Stock of such Person (other than common stock of such Person) of any class or classes (however designated) that ranks prior, as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation, dissolution or winding up of such Person, to shares of Capital Stock of any other class of such Person.

                 "Preferred Stock Subsidiaries" means those entities listed on Schedule 7.15.

                 "Prime Lending Rate" shall mean the rate which the Paying Agent announces from time to time as its prime lending rate, the Prime Lending Rate to change when and as such prime lending rate changes. The Prime Lending Rate is a reference rate and does not necessarily represent the lowest or best rate actually charged to any customer. The Paying Agent may make commercial loans or other loans at rates of interest at, above or below the Prime Lending Rate.

                 "Pro Forma Basis" shall mean, as to any Person, for any events which occur subsequent to the commencement of a period for which the financial effect of such event is being calculated, and giving effect to the event for which such calculation is being made, such calculation as will give pro forma effect to such event as if same had occurred at the beginning of such period of calculation, and

                (i) for purposes of the foregoing calculation, the transaction giving rise to the need to calculate the pro forma effect to any of the following events shall be assumed to have occurred on the first day of the four consecutive fiscal quarter period last ended before the occurrence of the respective event for which such pro forma effect is being determined (the "Reference Period"), and

               (ii) in making any determination with respect to the incurrence or assumption of any Indebtedness during the Reference Period or subsequent to the Reference Period and on or prior to the date of the transaction referenced in clause (i) above (the "Transaction Date"),
         (x) all Indebtedness (including Indebtedness incurred or assumed and for which the financial effect is being calculated, whether incurred under this Agreement or otherwise, but excluding normal fluctuations in revolving indebtedness incurred for working capital purposes and not to finance any acquisition) incurred or permanently repaid during the Reference Period shall be deemed to have been incurred or repaid at the beginning of such period, (y) Combined Interest Expense of such Person attributable to interest or dividends on any Indebtedness, as the case may be, bearing floating interest rates should be computed on a pro forma basis as if the rate in effect on the Transaction Date had been the applicable rate for the entire period and (z) Combined Interest Expense will be increased or reduced by the net cost (including amortization of discount) or benefit (after giving effect to amortization of discount) associated with the Interest Rate Protection Agreements, which will remain in effect for the twelve-month period after the Transaction Date and which shall have the effect of fixing the interest rate on the date of computation, and

              (iii) in making any determination of Combined EBITDA, pro forma effect shall be given to any Permitted Acquisition, any discontinued operations and any Asset Sale or Scheduled Asset Disposition, in each case which occurred after the Initial Borrowing Date and during the Reference Period or subsequent to the Reference Period and prior to the Transaction Date, as if such Permitted Acquisition, discontinuance of operations or Asset Sale or Scheduled Asset Disposition, as the case may be, occurred on the first day of the Reference Period.

All pro forma determinations required above shall be determined in accordance with GAAP. For purposes of this definition, whenever pro forma effect is to be given to any occurrence or event, the pro forma calculation shall be determined in good faith by a responsible financial or accounting officer of either Parent Company.

                 "Projections" shall have the meaning provided in Section 5.13(ii).

                 "Qualified Preferred Stock" shall mean any preferred stock of either Parent Company so long as the terms of any such preferred stock (i) do not provide any collateral security, (ii) do not provide any guaranty or other support by either Parent Company or any Subsidiaries of either Parent Company,
(iii) do not contain any mandatory put, redemption, repayment, sinking fund or other similar provision occurring before February 23, 2005, (iv) do not contain any covenants other than periodic reporting requirements, (v) do not grant the holders thereof any voting rights except for (x) voting rights required to be granted to such holders under applicable law and (y) limited customary voting rights on fundamental matters such as mergers, consolidations, sales of all or substantially all of the assets of the respective Parent Company or liquidations involving such Parent Company, (vi) do not provide for the conversion into, or the exchange for (unless at the sole discretion of the issuer thereof), debt securities and (vii) are otherwise reasonably satisfactory to the Lead Agents.

                 "Qualified Insurer" shall have the meaning provided in
Section 8.03(c).

                 "Quarterly Payment Date" shall mean the last Business Day of each April, July, October and January occurring after the Effective Date.

                 "Rating Agencies" shall mean both S&P and Moody's.

                 "RCRA" shall mean the Resource Conservation and Recovery Act, as the same may be amended from time to time, 42 U.S.C. Section 6901 et seq.

                 "Real Property" of any Person shall mean all the right, title and interest of such Person in and to land, improvements and fixtures, including Leaseholds.

                 "Recourse Indebtedness" of any Person means all Indebtedness of such Person and its Subsidiaries for which recourse for payment may be made against such Person for the obligations secured thereunder (and in any event shall include all Indebtedness of such Person which is not Non-Recourse Indebtedness).

                 "Recovery Event" shall mean the receipt by any Borrower or any of its Subsidiaries of any cash insurance proceeds or condemnation awards payable (i) by reason of theft, loss, physical destruction or damage or any other similar event with respect to any property or assets of such Borrower or such Subsidiary and (ii) under any policy of insurance required to be maintained under Section 8.03; provided that the term "Recovery Event" shall exclude any receipt of cash insurance proceeds or condemnation awards in connection with a single occurrence or event (but treating a series of related occurrences or events as a single occurrence or event) where the aggregate amount of cash proceeds so received by any Borrower and its Subsidiaries does not exceed $5,000,000 (or, in the case of currencies other than Dollars, the Dollar Equivalent thereof).

                 "Reference Period" shall have the meaning provided in the definition of Pro Forma Basis.

                 "Refinancing" shall mean and include the refinancing and repayment in full of all amounts outstanding under, and the termination in full of all commitments and letters of credit in respect of, the Indebtedness to be Refinanced.

                 "Refinancing Documents" shall mean each of the agreements, documents and instruments entered into in connection with the Refinancing.

                 "Register" shall have the meaning provided in Section 13.15.

                 "Regulation D" shall mean Regulation D of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof establishing reserve requirements.

                 "Regulation G" shall mean Regulation G of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation T" shall mean Regulation T of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation U" shall mean Regulation U of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "Regulation X" shall mean Regulation X of the Board of Governors of the Federal Reserve System as from time to time in effect and any successor to all or a portion thereof.

                 "REIT Borrowers" shall mean Starwood REIT and SLT RLP, as joint and several obligors.

                 "Release" means disposing, discharging, injecting, spilling, pumping, leaking, leaching, dumping, emitting, escaping, emptying, pouring or migrating, into or upon any land or water or air, or otherwise entering into the environment.

                 "Replaced Lender" shall have the meaning provided in Section 1.14.

                 "Replacement" shall have the meaning provided in Section 1.14.

                 "Replacement Lender" shall have the meaning provided in
Section 1.14.

                 "Reply Date" shall have the meaning provided in Section
1.04(b).

                 "Reportable Event" shall mean an event described in Section 4043(c) of ERISA with respect to a Plan that is subject to Title IV of ERISA other than those events as to which the 30-day notice period is waived under subsection .22, .23, .25, .27 or .28 of PBGC Regulation Section 4043.

                 "Required Lenders" shall mean Non-Defaulting Lenders the sum of whose outstanding Term Loans (and, prior to the termination thereof, Term Loan Commitments) and Revolving Loan Commitments (or after the termination thereof, outstanding Revolving Loans and

Competitive Bid Loans and Participations in Letter of Credit Outstandings and outstanding Swingline Loans) represent an amount greater than 50% of the sum of all outstanding Term Loans (and, if prior to the termination thereof, Term Loan Commitments) of Non-Defaulting Lenders and the Total Revolving Loan Commitment less the Revolving Loan Commitments of Defaulting Lenders (or after the termination of the Total Revolving Loan Commitment, the sum of the then total outstanding Revolving Loans and Competitive Bid Loans of Non-Defaulting Lenders, and the aggregate Participations of all Non-Defaulting Lenders of Letter of Credit Outstandings and outstanding Swingline Loans at such time). For purposes of determining Required Lenders, all outstanding Loans and Commitments, as the case may be, that are denominated in Dollars will be calculated in Dollars and all Loans and Commitments, as the case may be, denominated in an Alternate Currency will be calculated according to the Dollar Equivalent thereof.

                 "Requirements of Law" means, as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and all foreign federal, state and local laws, rules and regulations, including, without limitation, foreign federal, state or local securities, antitrust and licensing laws, all food, health and safety laws, and all applicable trade laws and requirements, including, without limitation, all disclosure requirements of Environmental Laws, ERISA and all orders, judgments, decrees or other determinations of any Governmental Authority (including, without limitation, all relevant Gaming Authorities) or arbitrator, applicable to or binding upon such Person, its business or any of its property or to which such Person, its business or any of its property is subject.

                 "Revolving Credit Exposure" shall mean, for any RL Lender at any time, the sum of (i) the aggregate principal amount of all Revolving Loans made by such Lender (and its affiliates, if any, acting as Alternate Currency Lenders) (for this purpose, (x) at all times prior to the occurrence of any Sharing Event and the automatic conversion of Alternate Currency Revolving Loans to Dollar Revolving Loans pursuant to Section 1.17, using the Dollar Equivalent of the principal amount or Face Amount, as the case may be, of all Alternate Currency Revolving Loans then outstanding from such RL Lender or any affiliate thereof acting as an Alternate Currency Lender and (y) at all times after the occurrence of any Sharing Event, giving effect to the conversions required by Section 1.17 and to all participations purchased by such RL Lender pursuant to Section 1.17), plus (ii) the product of (A) such Lender's Dollar Percentage (or, after the occurrence of a Sharing Event, its RL Percentage) and
(B) the sum of (x) the aggregate amount of all Letter of Credit Outstandings at such time and (y) the aggregate principal amount of all Swingline Loans then outstanding.

                 "Revolving Credit Period" shall mean the period from and including the Initial Borrowing Date to but not including the Revolving Loan Maturity Date.

                 "Revolving Loan" shall have the meaning provided in Section 1.01(d).

                 "Revolving Loan Borrowers" shall mean and include each of the Dollar Revolving Loan Borrowers and the Alternate Currency Revolving Loan Borrowers.

                 "Revolving Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I-A directly below the column entitled "Revolving Loan Commitment," as the same may be (x) reduced from time to time pursuant to Sections 3.02, 3.03 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to
Section 1.14 or 13.04(b).

                 "Revolving Loan Maturity Date" shall mean February 23, 2003.

                 "Revolving Notes" shall mean each Dollar Revolving Note, each Canadian Dollar Revolving Note, each French Franc Revolving Note and each Sterling Revolving Note.

                 "RL Lender" shall mean, at any time, each Lender with a Revolving Loan Commitment or with outstanding Revolving Loans at such time.

                 "RL Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Revolving Loan Commitment of such Lender at such time the denominator of which is the Total Revolving Loan Commitment at such time. Notwithstanding anything to the contrary contained above, if the RL Percentage of any Lender is to be determined after the Total Revolving Loan Commitment has been terminated, then the RL Percentages of the Lenders shall be determined immediately prior (and without giving effect) to such termination.

                 "S&P" shall mean Standard & Poor's Ratings Services.

                 "Scheduled Asset Disposition" shall mean (i) ESI Transaction and (ii) any Asset Sale of all or a portion of the Assets described in the
Schedule 11.01C.

                 "Scheduled Repayment" shall mean the Tranche I Scheduled Repayment and each Tranche II Scheduled Repayment.

                 "SEC" shall have the meaning provided in Section 8.01(g).

                 "Section 4.04(b)(ii) Certificate" shall have the meaning provided in Section 4.04(b)(ii).

                 "Secured Creditors" shall have the meaning assigned that term in the Pledge and Security Agreement.

                 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

                 "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

                 "Securitized Debt" shall mean collectively all indebtedness under the loan documents evidencing (i) the $41,700,000 loan from Nomura Asset Capital Corporation ("NACC") to Westin Indianapolis, L.L.C., an Indiana limited liability company, secured by a first mortgage loan on the Westin Indianapolis Hotel and (ii) the $75,000,000 loan from NACC to the Peachtree Hotel Company, a Georgia limited partnership, and assumed by Westin Portman Peachtree II L.L.C., secured by a first deed to secured debt on the Westin Peachtree Plaza.

                 "Security Documents" shall mean the Pledge and Security Agreement and any other pledge or similar agreement executed and delivered after the Initial Borrowing Date pursuant to Section 8.13, 8.14, 8.15 or any other provision of this Agreement or the Pledge and Security Agreement.

                 "Senior Note Documents" shall mean the Senior Secured Bridge Note Documents and the Senior Secured Note Documents.

                 "Senior Notes" shall mean the Senior Secured Bridge Notes, the Permanent Senior Notes and the Permanent Senior Secured Notes.

                 "Senior Secured Bridge Note Agreement" shall mean that certain Senior Secured Increasing Rate Note Agreement, dated as of February 23, 1998, among the Corporation, as borrower, Starwood REIT and the other entities named therein as guarantors, the lenders from time to time party thereto and LCPI, as Arranger, as in effect on the Initial Borrowing Date and as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

                 "Senior Secured Bridge Note Documents" shall mean and include any the Senior Secured Bridge Note Agreement, the Senior Secured Bridge Notes and all other agreements, instruments and documents entered into in connection with the issuance of the Senior Secured Bridge Notes, as same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

                 "Senior Secured Bridge Notes" shall mean the Corporation's Increasing Rate Senior Secured Bridge Notes issued pursuant to the Senior Secured Bridge Note Agreement.

                 "Senior Secured Note Documents" shall mean the Senior Secured Bridge Note Documents and the Permanent Senior Secured Note Documents.

                 "Senior Secured Notes" shall mean the Senior Secured Bridge Notes and any issue of Permanent Senior Secured Notes.

                 "Shareholders' Agreements" shall mean all agreements entered into by any Borrower of any of its Subsidiaries governing the terms and relative rights of its capital stock and any agreements entered into by shareholders relating to any such entity with respect to its capital stock.

                 "Sharing Event" shall mean (i) the occurrence of any Event of Default with respect to any Borrower pursuant to Section 10.05, (ii) the declaration of the Total Commitment terminated, or the acceleration of the maturity of any Loans, in each case pursuant to the last paragraph of Section 10 or (iii) the failure of any Borrower to pay any principal of, Face Amount of, or interest on, Loans or any Letter of Credit Obligations on the Final Maturity Date.

                 "SLC OLP" shall mean SLC Operating Limited Partnership, a Delaware limited partnership.

                 "SLT RLP" shall have the meaning provided in the first paragraph of this Agreement.

                 "Specified Default" shall mean any Default existing pursuant to any of Sections 10.01, 10.05 or 10.09 of this Agreement.

                 "Standby Letter of Credit" shall have the meaning provided in Section 2.01(a).

                 "Start Date" shall mean, with respect to any Margin Adjustment Period, the first day of such Margin Adjustment Period.

                 "Starwood REIT" shall have the meaning provided in the first paragraph of this Agreement.

                 "Stated Amount" of each Letter of Credit shall, at any time, mean the maximum amount available to be drawn thereunder (in each case determined without regard to whether any conditions to drawing could then be met, but after giving effect to all previous drawings made thereunder).

                 "Sterling Equivalent" shall mean, at any time for the determination thereof, the amount of Pounds Sterling which could be purchased with the amount of Dollars involved in such computation at the spot exchange rate therefore as quoted by the Paying Agent as of 11:00 A.M. (London time) on the date two Business Days prior to the date of any determination thereof for purchase on such date.

                 "Sterling Euro Rate" shall mean (i) the rate per annum that appears on page 3750 of the Dow Jones Markets Screen (or any successor page) for Pounds Sterling deposits with maturities comparable to the Interest Period applicable to the Sterling Revolving Loans subject to the respective Borrowing commencing two Business Days thereafter as of 11:00 a.m. (London time) on the date which is two Business Days prior to the commencement of the respective Interest Period or (ii) if such a rate does not appear on page 3750 of the Dow Jones Markets Screen (or any successor page), the offered quotation to first-class banks in the London interbank market by BTCo for Pounds Sterling deposits of amounts in immediately available funds comparable to the outstanding principal amount of the Sterling Revolving Loan of BTCo with maturities comparable to the Interest Period applicable to such Sterling Revolving Loan commencing two Business Days thereafter as of 11:00 A.M. (London time) on the date which is two Business Days prior to the commencement of such Interest Period; provided, that in the event the Paying Agent has made any determination pursuant to Section 1.11(a)(i) in respect of Sterling Revolving Loans, or in the circumstances described in clause (i) to the proviso to
Section 1.11(b) in respect of Sterling Revolving Loans, the Sterling Euro Rate determined pursuant to this definition shall instead be the rate determined by BTCo as the all-in-cost of funds for BTCo to fund such Sterling Revolving Loan with maturities comparable to the Interest Period applicable thereto.

                 "Sterling Revolving Loan" shall mean each Alternate Currency Revolving Loan denominated in Pounds Sterling at the time of the incurrence thereof.

                 "Sterling Revolving Notes" shall have the meaning provided in Section 1.06(a).

                 "Subordination Agreement" shall have the meaning provided in
Section 9.04.

                 "Subsidiary" shall mean, as to any Person, (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person and/or one or more Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Subsidiaries of such Person has more than a 50% equity interest at the time.
It being understood that any reference in this Agreement to "the Parent Companies and their Subsidiaries" shall include any entity that is a Subsidiary of either, or would be a Subsidiary of the Parent Companies, if the Parent Company were a single entity. For purposes of determining compliance with the covenants (other than the financial covenants contained) in Sections 8.01 through 8.21, inclusive, and 9.01 through 9.07, inclusive, and 9.12 through 9.22, inclusive, the term Subsidiary shall be deemed to include WD Parent and Assigned Starwood Note LLC.

                 "Supermajority Lenders" of any Tranche shall mean those Non-Defaulting Lenders which would constitute the Required Lenders under, and as defined in, this Agreement if (x) all outstanding Obligations of the other Tranches under this Agreement were repaid in full and all Commitments with respect thereto were terminated and (y) the percentage "50%" contained therein were changed to "66-2/3%."

                 "Swingline Expiry Date" shall mean the date which is five (5) Business Days prior to the Revolving Loan Maturity Date.

                 "Swingline Lender" shall mean BTCo.

                 "Swingline Loan" shall have the meaning provided in Section 1.01(d).

                 "Swingline Note" shall have the meaning provided in Section 1.06(a).

                 "Syndication Agent" shall have the meaning provided in the first paragraph of this Agreement.

                 "Syndication Date" shall mean the date upon which the Lead Agents determine in their sole discretion (and notify the Borrowers) that the primary syndication (and resultant addition of institutions as Lenders pursuant to Section 13.04) has been completed.

                 "Tax Affiliate" means, as to any Person, (i) any Subsidiary of such Person and (ii) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.

                 "Tax Returns" has the meaning provided in Section 7.07.

                 "Taxes" shall have the meaning provided in Section 4.04(a).

                 "Term Loan" shall mean each Tranche I Term Loan and each Tranche II Term Loan.

                 "Term Loan Commitment" shall mean each Tranche I Term Loan Commitment, and each Tranche II Term Loan Commitment.

                 "Test Date" shall mean the last day of each fiscal quarter ended after the Initial Borrowing Date.

                 "Test Period" shall mean each period of four consecutive fiscal quarters of the Parent Companies then last ended (in each case taken as one accounting period).

                 "Third Anniversary" shall have the meaning provided in Section 8.20.

                 "Third Party Existing Indebtedness" shall have the meaning provided in Section 7.25.

                 "Total Alternate Currency Revolving Loan Sub-Commitment" at any time shall mean the sum of the Alternate Currency Revolving Loan Sub-Commitments of all the Alternate Currency Lenders; provided that at no time shall the Total Alternate Currency Revolving Loan Sub-Commitment exceed the Total Revolving Loan Commitment as then in effect.

                 "Total Canadian Dollar Revolving Loan Sub-Commitment" means, at any time, (x) the sum of the Canadian Dollar Revolving Loan Sub-Commitments of all Alternate Currency Lenders at such time or, if less, (y) the Total Canadian Dollar Revolving Loan Sub-Commitment as then in effect pursuant to
Section 1.18.

                 "Total Commitment" shall mean, at any time, the sum of the Commitments of each of the Lenders.

                 "Total Non-Alternate Currency Revolving Loan Sub-Commitment" at any time shall mean the sum of the Non- Alternate Currency Revolving Loan Sub-Commitments of all the Lenders; provided that at no time shall the Total Non- Alternate Currency Revolving Loan Sub-Commitment exceed the Total Revolving Loan Commitment as then in effect.

                 "Total Non-Alternate Currency Revolving Loan Sub-Commitment Excess" shall have the meaning provided in Section 4.01(a).

                 "Total Revolving Loan Commitment" shall mean, at any time, the sum of the Revolving Loan Commitments of each of the Lenders.

                 "Total Term Loan Commitment" shall mean, at any time, the sum of the Total Tranche I Term Loan Commitment and the Total Tranche II Term Loan Commitment.

                 "Total Tranche I Term Loan Commitment" shall mean, at any time, the sum of the Tranche I Term Loan Commitments of each of the Lenders.

                 "Total Tranche II Term Loan Commitment" shall mean, at any time, the sum of the Tranche II Term Loan Commitments of each of the Lenders.

                 "Total Unutilized Revolving Loan Commitment" shall mean, at any time, an amount equal to the remainder of (x) the Total Revolving Loan Commitment then in effect, less (y) the sum of (I) the aggregate principal amount of Revolving Loans then outstanding (for this purpose, taking the Dollar Equivalent thereof in the case of Alternate Currency Revolving Loans then outstanding) plus (II) the aggregate principal amount of Swingline Loans then outstanding plus (III) the then aggregate amount of Letter of Credit Outstandings plus (iv) the aggregate principal amount of all Competitive Bid Loans then outstanding.

                 "Trade Letter of Credit" shall have the meaning provided in
Section 2.01(a).

                 "Tranche" shall mean the respective facility and commitments utilized in making Loans hereunder, with there being four separate Tranches, i.e., Tranche I Term Loans, Tranche II Term Loans, Revolving Loans and Swingline Loans.

                 "Tranche I Maturity Date" shall mean February 23, 1999.

                 "Tranche I Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(i).

                 "Tranche I Scheduled Repayment Date" shall have the meaning provided in Section 4.02(b)(i).

                 "Tranche I Term Loan" shall have the meaning provided in
Section 1.01(a).

                 "Tranche I Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I-A directly below the column entitled "Tranche I Term Loan Commitment", as the same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 and (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b).

                 "Tranche I Term Note" shall have the meaning provided in
Section 1.06(a).

                 "Tranche II Maturity Date" shall mean February 23, 2003.

                 "Tranche II Scheduled Repayment" shall have the meaning provided in Section 4.02(b)(ii).

                 "Tranche II Scheduled Repayment Date" shall have the meaning provided in Section 4.02(b)(ii).

                 "Tranche II Term Loan Commitment" shall mean, for each Lender, the amount set forth opposite such Lender's name in Schedule I-A directly below the column entitled "Tranche II Term Loan Commitment", as the same may be (x) reduced from time to time pursuant to Sections 3.03, 4.02 and/or 10 or (y) adjusted from time to time as a result of assignments to or from such Lender pursuant to Section 1.14 or 13.04(b).

                 "Tranche II Term Loans" shall have the meaning provided in
Section 1.01(b).

                 "Tranche II Term Note" shall have the meaning provided in
Section 1.06(a).

                 "Transaction" shall mean, collectively, (i) the issuance by the Corporation of the Senior Secured Bridge Notes, (ii) the Refinancing, (iii) the incurrence of Loans on the Initial Borrowing Date, (iv) the consummation of the Acquisition and (v) the payment of fees and expenses owing in connection with the foregoing.

                 "Type" shall mean the type of Loan determined with regard to the interest option applicable thereto, i.e., whether a Base Rate Loan, a Eurodollar Loan, a Canadian Prime Rate Loan, a Bankers' Acceptance Loan, a Sterling Revolving Loan or a French Franc Revolving Loan.

                 "UBS Shares" means the 2,185,000 Paired Common Shares of Starwood REIT and the Corporation sold on October 14, 1997 to an affiliate of Union Bank of Switzerland in a private placement.

                 "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the relevant jurisdiction.

                 "Unconsolidated Entity" means, with respect to any Person, at any date, any other Person in whom such Person holds an Investment, which Investment is accounted for in the financial statements of such Person on an equity basis of accounting and whose financial results would not be consolidated in the financial statements of such Person, if such statements were prepared as of such date.

                 "Unfunded Current Liability" of any Plan shall mean the amount, if any, by which the actuarial present value of the accumulated plan benefits under the Plan as of the close of its most recent plan year, determined in accordance with actuarial assumptions at such time consistent with Statement of Financial Accounting Standards No. 87, exceeds the market value of the assets allocable thereto.

                 "United States" and "U.S." shall each mean the United States of America.

                 "Unpaid Drawing" shall have the meaning provided for in
Section 2.05(a).

                 "Unsecured Debt Rating" means, with respect to a Person, the rating assigned by the Rating Agencies to such Person's long term senior unsecured Indebtedness; provided, however, that for purposes of the definitions of Applicable Commitment Commission Percentage and Applicable Margin, if either Rating Agency at any time assigns different ratings to the two

Parent Companies, the lower rating assigned by such Rating Agency shall be deemed to be the Unsecured Debt Rating of the Parent Companies (subject to the further provisions contained in the definitions of Applicable Commitment Commission Percentage and Applicable Margin contained herein).

                 "Unsecured Indebtedness" of any Person means any Indebtedness of such Person and its Subsidiaries (a) which is Recourse Indebtedness and (b) for which the obligations thereunder are not secured or collateralized by a pledge of or other encumbrance on any Assets of such Person or its Subsidiaries or Unconsolidated Entities.

                 "Unutilized Alternate Currency Revolving Loan Sub-Commitment" means, as to any Alternate Currency Lender (including its affiliates which act as an Alternate Currency Lender with respect to one or more other Alternate Currencies) at any time, the sum of the Alternate Currency Revolving Loan Sub-Commitments of such Alternate Currency Lender and its affiliates at such time minus the Dollar Equivalent of the aggregate principal amount or Face Amount, as the case may be, of all Alternate Currency Revolving Loans of such Alternate Currency Lender (and its respective affiliates) then outstanding.

                 "Unutilized Alternate Currency RL Percentage" of any Lender at any time shall mean a fraction (expressed as a percentage) the numerator of which is the Unutilized Alternate Currency Revolving Loan Sub-Commitment of such Lender (and its respective affiliates which act as Alternate Currency Lenders) at such time and the denominator of which is the aggregate amount of Unutilized Alternate Currency Revolving Loan Sub-Commitments of all Alternate Currency Lenders at such time.

                 "Unutilized Revolving Loan Commitment" with respect to any Lender, at any time, shall mean an amount equal to the remainder of (I) such Lender's Revolving Loan Commitment at such time less (II) the sum of (x) the aggregate principal amount of Revolving Loans of such Lender (including any Affiliate of any such Lender acting as an Alternate Currency Lender) then outstanding (taking the Dollar Equivalent of the principal amount or Face Amount, as the case may be, in the case of any Alternate Currency Revolving Loans then outstanding) and (y) such Lender's Dollar Percentage (or, after a Sharing Event has occurred, its RL Percentage) of the Letter of Credit Outstandings at such time.

                 "VNU" shall mean VNU International B.V., a company organized under the laws of the Netherlands.

                 "VNU Preferred Stock" shall mean preferred stock of WD Parent Corp. issued to VNU or an affiliate thereof in connection with the WD Disposition, in the form submitted to the Lead Agents and the Lenders on or prior to the Initial Borrowing Date.

                 "Voting Stock" shall mean, as to any Person, any class or classes of outstanding Capital Stock of such Person pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the Board of Directors of such Person.

                 "WD Disposition" shall have the meaning provided in Section
5.17.

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                 "WD Memorandum" shall have the meaning provided in Section 5.17

                 "WD Parent Corp." shall mean WD Parent, Inc., a corporation organized under the laws of the State of Delaware, 100% common stock of which shall be owned by ITT Sheraton and which at no time shall have any other Capital Stock outstanding, except for not more than $50 million aggregate liquidation preference of VNU Preferred Stock issued to VNU prior to the Initial Borrowing Date as part of the WD Disposition.

                 "Westin" shall mean Westin Hotels & Resorts Worldwide, Inc.

                 "Westin Acquisition" shall mean the acquisition of the Subsidiaries of W&S Hotel, L.L.C. by Starwood REIT, SLT RLP, the Corporation and SLC OLP.

                 "Westin Acquisition Documents" shall mean all agreements, instruments and documents entered into in connection with the Westin Acquisition.

                 "Westin Acquisition Shares" shall mean the Class A Exchangeable Preferred Shares and the Class B Exchangeable Preferred Shares, which were issued in connection with the Westin Acquisition.

                 "Wholly-Owned Domestic Subsidiary" of any Person shall mean any Subsidiary of such Person which is both a Domestic Subsidiary and a Wholly-Owned Subsidiary of such Person.

                 "Wholly-Owned Foreign Subsidiary" of any Person shall mean any Subsidiary of such Person which is both a Foreign Subsidiary and a Wholly-Owned Subsidiary of such Person.

                 "Wholly-Owned Subsidiary" shall mean, as to any Person, (i) any corporation 100% of whose capital stock is at the time owned by such Person and/or one or more Wholly-Owned Subsidiaries of such Person and (ii) any partnership, association, joint venture or other entity in which such Person and/or one or more Wholly-Owned Subsidiaries of such Person has a 100% equity interest at such time.

                 "World Directories" shall mean ITT World Directories, Inc., a Delaware corporation.

                 SECTION 12.  The Agents.

                 12.01 Appointment. The Lenders hereby designate BTCo as Paying Agent and as Collateral Agent to act as specified herein and in the other Credit Documents. The Lenders hereby designate (x) each of BTCo and Chase Manhattan as Administrative Agents, (y) LCPI as Syndication Agent and (z) Bank of Montreal as Documentation Agent, in each case to act as specified herein and in the other Credit Documents. Each Lender hereby irrevocably authorizes, and each holder of any Note by the acceptance of such Note shall be deemed irrevocably to authorize, any Agent to take such action on its behalf under the provisions of this Agreement, the other Credit Documents and any other instruments and agreements referred to herein or therein and to exercise such powers and to perform such duties hereunder and thereunder as are specifically delegated to or required of such Agent by the terms hereof and thereof and such other





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powers as are reasonably incidental thereto.  Each Agent may perform any of its duties hereunder by or through its respective officers, directors, agents, employees or affiliates.

                 12.02 Nature of Duties. No Agent shall have any duties or responsibilities except those expressly set forth in this Agreement and in the other Credit Documents. No Agent nor any of its respective officers, directors, agents, employees or affiliates shall be liable for any action taken or omitted by it or them hereunder or under any other Credit Document or in connection herewith or therewith, unless caused by its or their gross negligence or willful misconduct. The duties of the Agents shall be mechanical and administrative in nature; no Agent shall have by reason of this Agreement or any other Credit Document a fiduciary relationship in respect of any Lender or the holder of any Note; and nothing in this Agreement or any other Credit Document, expressed or implied, is intended to or shall be so construed as to impose the any Agent any obligations in respect of this Agreement or any other Credit Document except as expressly set forth herein or therein.

                 12.03 Lack of Reliance on the Agents. Independently and without reliance upon any Agent (for purposes of this Section 12.03, the term "Agent" shall include all officers, directors, agents, employees and affiliates of the respective Agent), each Lender and the holder of each Note, to the extent it deems appropriate, has made and shall continue to make (i) its own independent investigation of the financial condition and affairs of the Borrowers and their Subsidiaries in connection with the making and the continuance of the Loans and the taking or not taking of any action in connection herewith and (ii) its own appraisal of the creditworthiness of the Borrowers and their Subsidiaries and, except as expressly provided in this Agreement, no Agent shall have any duty or responsibility, either initially or on a continuing basis, to provide any Lender or the holder of any Note with any credit or other information with respect thereto, whether coming into its possession before the making of the Loans or at any time or times thereafter. No Agent shall be responsible to any Lender or the holder of any Note for any recitals, statements, information, representations or warranties herein or in any document, certificate or other writing delivered in connection herewith or for the execution, effectiveness, genuineness, validity, enforceability, perfection, collectibility, priority or sufficiency of this Agreement or any other Credit Document or the financial condition of any Borrower or any of its Subsidiaries or be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any other Credit Document, or the financial condition of any Borrower or any of its Subsidiaries or the existence or possible existence of any Default or Event of Default.

                 12.04 Certain Rights of the Agents. If any Agent shall request instructions from the Required Lenders with respect to any act or action (including failure to act) in connection with this Agreement or any other Credit Document, such Agent shall be entitled to refrain from such act or taking such action unless and until such Agent shall have received instructions from the Required Lenders; and such Agent shall not incur liability to any Person by reason of so refraining. Without limiting the foregoing, no Lender and no holder of any Note shall have any right of action whatsoever against any Agent as a result of such Agent acting or refraining from acting hereunder or under any other Credit Document in accordance with the instructions of the Required Lenders.

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                 12.05  Reliance.  Each Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, statement, certificate, telex, teletype or telecopier message, cablegram, radiogram, order or other document or telephone message signed, sent or made by any Person that such Agent believed to be the proper Person, and, with respect to all legal matters pertaining to this Agreement and any other Credit Document and its duties hereunder and thereunder, upon advice of counsel selected by such Agent.

                 12.06 Indemnification. To the extent any Agent is not reimbursed and indemnified by the Credit Parties, the Lenders will reimburse and indemnify such Agent, its affiliates, and their respective officers, directors, agents and employees, in proportion to their respective "percentages" as used in determining the Required Lenders (for this purpose, determined as if there were no Defaulting Lenders at such time), for and against any and all liabilities, obligations, losses, damages, penalties, claims, actions, judgments, costs, expenses or disbursements of whatsoever kind or nature which may be imposed on, asserted against or incurred by such Agent in performing its respective duties hereunder or under any other Credit Document, in any way relating to or arising out of this Agreement or any other Credit Document; provided that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting from the such Agent's gross negligence or willful misconduct.

                 12.07 Each Agent in its Individual Capacity. With respect to its obligation to make Loans, or issue or participate in Letters of Credit, under this Agreement, each Agent shall have the rights and powers specified herein for a "Lender" and may exercise the same rights and powers as though it were not performing the duties specified herein; and the term "Lenders," "Required Lenders," "Majority Lenders," "Supermajority Lenders," "holders of Notes" or any similar terms shall, unless the context clearly otherwise indicates, include each Agent in its individual capacity. Each Agent may accept deposits from, lend money to, and generally engage in any kind of banking, investment banking, trust or other business with any Credit Party or any Affiliate of any Credit Party as if it were not performing the duties specified herein, and may accept fees and other consideration from any Credit Party for services in connection with this Agreement and otherwise without having to account for the same to the Lenders.

                 12.08 Holders. The Paying Agent may deem and treat the payee of any Note as the owner thereof for all purposes hereof unless and until a written notice of the assignment, transfer or endorsement thereof, as the case may be, shall have been filed with the Paying Agent. Any request, authority or consent of any Person who, at the time of making such request or giving such authority or consent, is the holder of any Note shall be conclusive and binding on any subsequent holder, transferee, assignee or indorsee , as the case may be, of such Note or of any Note or Notes issued in exchange therefor.

                 12.09 Removal of or Resignation by the Agents. (a) Any Agent (including , without limitation, the Paying Agent and the Collateral Agent) may resign from the performance of all its functions and duties hereunder and/or under the other Credit Documents at any time by giving 30 days' prior written notice to the Lenders and the Borrowers. Such resignation shall take effect upon the appointment of a successor Agent pursuant to clauses
(b) and (c) below or as otherwise provided below; provided that (x) the resignation by the Collateral Agent shall only be effective

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upon the appointment of a successor Collateral Agent and (y) any time when there are two or more Lead Agents hereunder, any Lead Agent may resign from the performance of its functions and duties hereunder as Lead Agent (but not as Paying Agent or Collateral Agent) at any time by giving notice to the Borrowers, the Paying Agent and the Lenders, which resignation shall take effect upon delivery of such notice. Furthermore, any Agent may be removed by the Required Lenders in the event that such Agent committed a willful breach of, or was grossly negligent in the performance of, its material obligations hereunder.

                 (b) Except in the case of a resignation as provided in clause (y) of the proviso to Section 12.09(a), upon any notice of resignation by, or the removal of, any Agent, the Required Lenders shall appoint a successor Agent hereunder who shall be a commercial bank or trust company reasonably acceptable to the Parent Companies; provided that if the Paying Agent or Collateral Agent is resigning, or is removed, and (1) Chase Manhattan is a Lead Agent, at such time, then Chase Manhattan shall first be offered the opportunity to act as successor Paying Agent or Collateral Agent, as the case may be or (2) if Chase Manhattan should decline such opportunity, then LCPI shall be offered the opportunity to act as successor Paying Agent or Collateral Agent, as the case may be.

                 (c) If a successor Agent shall not have been so appointed within such 30 day period, the resigning Agent, with the consent of the Parent Companies (which consent shall not be unreasonably withheld or delayed), shall then appoint a successor Agent who shall serve as Agent hereunder or thereunder until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

                 (d) If no successor Agent has been appointed pursuant to clause (b) or (c) above by the 40th day after the date such notice of resignation was given by the resigning Agent, the resigning Agent's resignation shall become effective and the Required Lenders shall thereafter perform all the duties of such Agent hereunder and/or under any other Credit Document until such time, if any, as the Required Lenders appoint a successor Agent as provided above.

                 SECTION 13.  Miscellaneous.

                 13.01 Payment of Expenses, etc. The Borrowers jointly and severally agree that they shall: (i) whether or not the transactions herein contemplated are consummated, pay all reasonable out-of-pocket costs and expenses of the Agents (including, without limitation, the reasonable fees and disbursements of White & Case and the Agents' local and foreign counsel and consultants) in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein and any amendment, waiver or consent relating hereto or thereto, of the Agents in connection with their syndication efforts with respect to this Agreement and of the Agents (and, after the occurrence of an Event of Default, each of the Lenders) in connection with the enforcement of this Agreement and the other Credit Documents and the documents and instruments referred to herein and therein (including, without limitation, the reasonable fees and disbursements of counsel for each Agent and each Lender); (ii) pay and hold each of the Lenders harmless from and against any and all present and future stamp, excise and other similar documentary taxes with respect to the foregoing matters and save each of the Lenders harmless from and against any and all liabilities with

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respect to or resulting from any delay or omission (other than to the extent attributable to such Lender) to pay such taxes; and (iii) indemnify each Agent and each Lender, and each of their respective officers, directors, employees, representatives and agents from and hold each of them harmless against any and all liabilities, obligations (including removal or remedial actions), losses, damages, penalties, claims, actions, judgments and suits, and all reasonable costs, expenses and disbursements (including reasonable attorneys' and consultants' fees and disbursements) incurred by, imposed on or assessed against any of them as a result of, or arising out of, or in any way related to, or by reason of, (a) any investigation, litigation or other proceeding (whether or not any Agent or any Lender is a party thereto) related to the entering into and/or performance of this Agreement or any other Credit Document or the use of any Letter of Credit or the proceeds of any Loans hereunder or the consummation of any transactions contemplated herein or in any other Credit Document or the exercise of any of their rights or remedies provided herein or in the other Credit Documents, or (b) the actual or alleged presence of Hazardous Materials in the air, surface water or groundwater or on the surface or subsurface of any Real Property owned or at any time operated by any Borrower or any of its Subsidiaries, the generation, storage, transportation, handling or disposal of Hazardous Materials at any Real Property, whether or not owned or operated by any Borrower or any of its Subsidiaries, the non-compliance of any Real Property with foreign, federal, state and local laws, regulations, and ordinances (including applicable permits thereunder) applicable to any Real Property, or any Environmental Claim asserted against, in connection with or arising from, any Borrower, any of its Subsidiaries or any Real Property owned or at any time operated by any Borrower or any of its Subsidiaries, including, in each case, without limitation, the reasonable fees and disbursements of counsel and other consultants incurred in connection with any such investigation, litigation or other proceeding (but excluding any losses, liabilities, claims, damages or expenses to the extent incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified). To the extent that the undertaking to indemnify, pay or hold harmless any Agent or any Lender set forth in the preceding sentence may be unenforceable because it is violative of any law or public policy, the Borrowers shall make the maximum contribution to the payment and satisfaction of each of the indemnified liabilities which is permissible under applicable law.

                 13.02 Right of Setoff. In addition to any rights now or hereafter granted under applicable law or otherwise, and not by way of limitation of any such rights, upon the occurrence of an Event of Default, each Lender is hereby authorized (to the extent not prohibited by applicable law) at any time or from time to time, without presentment, demand, protest or other notice of any kind to any Credit Party or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other Indebtedness at any time held or owing by such Lender (including, without limitation, by branches and agencies of such Lender wherever located) to or for the credit or the account of any Credit Party against and on account of the Obligations and liabilities of such Credit Party to such Lender under this Agreement or under any of the other Credit Documents, including, without limitation, all interests in Obligations purchased by such Lender pursuant to Section 13.06(b), and all other claims of any nature or description arising out of or connected with this Agreement or any other Credit Document, irrespective of whether or not such Lender shall have made any demand hereunder and although said Obligations, liabilities or claims, or any of them, shall be contingent or unmatured.

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                 13.03  Notices.  Except as otherwise expressly provided
herein, all notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telecopier or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered: if to any Credit Party, at the address specified opposite its signature below or in the other relevant Credit Documents; if to any Lender, at its address specified on
Schedule II; and if to the Paying Agent, at its Notice Office; or, as to any Credit Party or any Agent, at such other address as shall be designated by such party in a written notice to the other parties hereto and, as to each Lender, at such other address as shall be designated by such Lender in a written notice to the Parent Companies and the Paying Agent. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied, or cabled or sent by overnight courier, be effective (x) three Business Days after deposited in the mails, (y) one Business Day after delivered to the telegraph company, cable company or a recognized overnight courier, as the case may be, or (z) when sent by telex or telecopier, except that notices and communications to the Agents shall not be effective until received by the Agents.

                 13.04 Benefit of Agreement; Assignments; Participations. (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided, however, that no Borrower may assign or transfer any of its rights, obligations or interest hereunder or under any Credit Document without the prior written consent of the Agents and all the Lenders and, provided further, that, although any Lender may transfer or grant participations in its rights hereunder to any Eligible Transferee, such Lender shall remain a "Lender" for all purposes hereunder (and may not transfer or assign all or any portion of its Revolving Loan Commitments and/or outstanding Loans hereunder except as provided in Section 13.04(b)) and the transferee, assignee or participant, as the case may be, shall not constitute a "Lender" hereunder and, provided further, that no Lender shall transfer or grant any participation under which the participant shall have rights to approve any amendment to or waiver of this Agreement or any other Credit Document except to the extent such amendment or waiver would (i) extend the final scheduled maturity of any Loan, Note or Letter of Credit (unless such Letter of Credit is not extended beyond the Revolving Loan Maturity Date) in which such participant is participating, or reduce the rate or extend the time of payment of interest or Fees thereon (except in connection with a waiver of applicability of any post-default increase in interest rates) or reduce the principal amount thereof, or increase the amount of the participant's participation over the amount thereof then in effect (it being understood that a waiver of any Default or Event of Default or of a mandatory reduction in any Commitment shall not constitute a change in the terms of such participation, and that an increase in any Commitment or Loan shall be permitted without the consent of any participant if the participant's participation is not increased as a result thereof) or (ii) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement. In the case of any such participation, the participant shall not have any rights under this Agreement or any of the other Credit Documents (the participant's rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the participant relating thereto) and the Borrowers shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Credit Documents and all amounts payable by the Borrowers hereunder shall be determined as if such Lender had not sold such participation.

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                 (b)      Notwithstanding the foregoing, any Lender (or any
Lender together with one or more other Lenders) may (x) assign all or a portion of its Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to an Eligible Transferee which is (i) (a) its parent company and/or any affiliate of such Lender which is at least 50% owned by such Lender or its parent company or (b) to one or more Lenders or (ii) in the case of any Lender that is a fund that invests in bank loans, any other fund that invests in bank loans and is managed or advised by the same investment advisor of such Lender or by an Affiliate of such investment advisor, provided that in respect of any assignment pursuant to preceding clauses (i) and (ii) of less than $10,000,000 in the aggregate of such Lender's Commitments and related outstanding Obligations, at the time of any such assignment the Lender shall provide the Paying Agent with the name of a single entity to receive all notices under this Agreement on behalf of such assigning Lender and its affiliates, or (y) assign all, or if less than all, a portion equal to at least $10,000,000 in the aggregate for the assigning Lender or assigning Lenders, of such Commitments and related outstanding Obligations (or, if the Commitments with respect to the relevant Tranche have terminated, outstanding Obligations) hereunder to one or more Eligible Transferees, each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Assumption Agreement, provided that, (i) the assignment by any Lender of its Alternate Currency Revolving Loan Sub-Commitments (or any portion thereof) shall constitute the assignment of a like amount of such Lender's (or its respective Affiliate's) Revolving Loan Commitment, (ii) any assignment of all or any portion of the Revolving Loan Commitment of any Lender shall be required to be accompanied by the assignment of all or such portions of the Alternate Currency Revolving Loan Sub-Commitments and/or Non-Alternate Currency Revolving Loan Sub-Commitment of such Lender (or its respective Affiliate) as is equal, in the aggregate, to the amount of the Revolving Loan Commitment being so assigned, (iii) any assignment of all or any portion of the Revolving Loan Commitment and related outstanding Obligations (or, if the Revolving Loan Commitment has terminated, any assignment of Obligations originally extended pursuant to the Revolving Loan Commitments) shall be made on a basis such that the respective assignee participates in Revolving Loans, and in Letter of Credit Outstandings, in accordance with the Revolving Loan Commitment (and Sub-Commitments described above) so assigned (or if the Revolving Loan Commitment has terminated, on the same basis as participated in by the Lenders with Revolving Loan Commitments (and Sub-Commitments described above) prior to the termination thereof), (iv) at such time Schedules I-A and, if applicable, I-B shall be deemed modified to reflect the Commitments (or outstanding Term Loans, as the case may be) and, if applicable, Alternate Currency Revolving Loan Sub-Commitments of such new Lender and of the existing Lenders, (v) upon the surrender of the relevant Notes by the assigning Lender (or, upon such assigning Lender's indemnifying the respective Borrower for any lost Note pursuant to a customary indemnification agreement) new Notes will be issued, at the Borrowers' expense, to such new Lender and to the assigning Lender upon the request of such new Lender or assigning Lender, such new Notes to be in conformity with the requirements of Section 1.06 (with appropriate modifications) to the extent needed to reflect the revised Commitments (or outstanding Term Loans, as the case may be), (vi) the consent of the Paying Agent (not to be unreasonably withheld or delayed) shall be required in connection with any assignment to an Eligible Transferee pursuant to clause (y) above, (vii) any assignment of all or any portion of the Revolving Loan Commitment of any Lender (or, if the Revolving Loan Commitment has terminated, any assignment which would include participations in outstanding

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Letters of Credit and/or obligations to fund Mandatory Borrowings) shall require the consent of the Swingline Lender and each Issuing Bank at such time (which consents will not be unreasonably withheld or delayed), (viii) at any time when no Default or Event of Default is in existence, the approval of the Parent Companies shall be required (except with respect to assignments of pursuant to clause (x) above), which approval shall not be unreasonably withheld or delayed, (ix) the Paying Agent shall receive at the time of each such assignment, from the assigning or assignee Lender, the payment of a non-refundable assignment fee of $3,500, and (x) promptly after such assignment, the Borrowers shall have received from the Paying Agent notice of any such assignment and of the identity, nationality and applicable lending office of any such Eligible Transferee that is not a United States Person (as defined in Section 7701(a)(30) of the Code), together with the copy of the Assignment and Assumption Agreement relating thereto and, provided further, that such transfer or assignment will not be effective until recorded by the Paying Agent on the Register pursuant to Section 13.15 hereof. To the extent of any assignment pursuant to this Section 13.04(b), the assigning Lender shall be relieved of its obligations hereunder with respect to its assigned Commitments. At the time of each assignment pursuant to this Section 13.04(b) to a Person which is not already a Lender hereunder and which is not a United States Person (as such term is defined in Section 7701(a)(30) of the Code) for Federal income tax purposes, the respective assignee Lender shall, to the extent legally entitled to do so, provide to the Parent Companies the Internal Revenue Forms (and, if applicable a Section 4.04(b)(ii) Certificate) described
Section 4.04(b). To the extent that an assignment of all or any portion of a Lender's Commitments and related outstanding Obligations pursuant to Section
1.14 or this Section 13.04(b) would, at the time of such assignment, result in increased costs under Section 1.11, 1.16(b), 2.06 or 4.04 in excess of those being charged by the respective assigning Lender prior to such assignment, then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which are not in excess of those being charged by the respective assigning Lender prior to such assignment and any subsequent increased costs of the type described above resulting from changes after the date of the respective assignment).

                 (c) Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans and Notes hereunder to a Federal Reserve Bank in support of borrowings made by such Lender from such Federal Reserve Bank and, with the consent of the Paying Agent, any Lender which is a fund may pledge all or any portion of its Notes or Loans to a trustee in support of its obligations to such trustee and others. No pledge pursuant to this clause (c) shall release the transferor Lender from any of its obligations hereunder.

                 13.05 No Waiver; Remedies Cumulative. No failure or delay on the part of any Agent, the Collateral Agent or any Lender in exercising any right, power or privilege hereunder or under any other Credit Document and no course of dealing between any Borrower or any other Credit Party and any Agent, the Collateral Agent or any Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or under any other Credit Document preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder or thereunder. The rights, powers and remedies herein or in any other Credit Document expressly provided are cumulative and not exclusive of any rights, powers or remedies which any Agent, the Collateral Agent or any Lender would otherwise have. No notice to or demand on any Credit Party in any case shall entitle any Credit Party to any other

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or further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Agent, the Collateral Agent or any Lender to any other or further action in any circumstances without notice or demand.

                 13.06 Payments Pro Rata. (a) Except as otherwise provided in this Agreement, the Paying Agent agrees that promptly after its receipt of each payment from or on behalf of any Borrower in respect of any Obligations hereunder, it shall distribute such payment to the Lenders (other than any Lender that has consented in writing to waive its pro rata share of any such payment) pro rata based upon their respective shares, if any, of the Obligations with respect to which such payment was received.

                 (b) Except to the extent that this Agreement provides for payments to be allocated to the Lenders under a particular Tranche or with particular Obligations, in each case prior to the occurrence of a Sharing Event, if any Lender (a "Benefitted Lender") shall at any time receive any payment of all or part of its Loans or the Letter of Credit Obligations owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 10.05, or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans or the Letter of Credit Obligations owing to such other Lender, or interest thereon, such Benefitted Lenders shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans and/or Letter of Credit Outstandings owning to each such other Lenders, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

                 13.07  Calculations; Computations.   (a)  The financial
statements to be furnished to the Lenders pursuant hereto shall be made and prepared in accordance with GAAP, consistently applied throughout the periods involved (except as set forth in the notes thereto or as otherwise disclosed in writing by the Borrowers to the Lenders).

                 (b) Notwithstanding anything to the contrary contained in clause (a) of this Section 13.07, (i) for purposes of determining compliance with any incurrence tests set forth in Sections 8 and/or 9 (excluding Sections
9.08 through 9.11, inclusive), any amounts so incurred or expended (to the extent incurred or expended in a currency other than Dollars) shall be converted into Dollars on the basis of the Dollar Equivalent of the respective amounts as in effect on the date of such incurrence or expenditure under any provision of any such Section that has an aggregate Dollar limitation provided for therein (and to the extent the respective incurrence test regulates the aggregate amount outstanding at any time and it is expressed in terms of Dollars, all outstanding amounts originally incurred or spent in currencies other than Dollars shall be converted into Dollars on the basis of the Dollar Equivalent of the respective amounts as in effect on the date any new incurrence or expenditures made under any provision of any such Section that regulates the Dollar amount outstanding at any time) and (ii) except as expressly otherwise

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provided herein, all calculations determining compliance with Sections 4.02, 8 and/or 9 and the financial terms as used herein shall be made in accordance with GAAP.

                 (c) All computations of interest, Commitment Commission and Fees hereunder shall be made on the basis of a year of 360 days (or 365 or 366 days, as the case may be, in the case of interest on Base Rate Loans and Canadian Prime Rate Loans) for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest, Commitment Commission or Fees are payable.

                 (d) For purposes of the Interest Act (Canada), (i) whenever any interest or fee under this Agreement is calculated using a rate based on a year of 360 days or 365 days, as the case may be, the rate determined pursuant to such calculation, when expressed as an annual rate, is equivalent to (x) the applicable rate based on a year of 360 days or 365 days, as the case may be, (y) multiplied by the actual number of days in the calendar year in which the period for which such interest or fee is payable (or compounded) ends, and (z) divided by 360 or 365, as the case may be; (ii) the principle of deemed reinvestment of interest does not apply to any interest calculation under this Agreement; and (iii) the rates of interest stipulated in this Agreement are intended to be nominal rates and not effective rates or yields.

                 13.08 GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND THE OTHER CREDIT DOCUMENTS (EXCEPT, IN THE CASE OF OTHER CREDIT DOCUMENTS, AS SPECIFICALLY OTHERWISE PROVIDED THEREIN) AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH BORROWER HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS. EACH BORROWER HEREBY FURTHER IRREVOCABLY WAIVES ANY CLAIM THAT ANY SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER, AND AGREES NOT TO PLEAD OR CLAIM, IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENTS BROUGHT IN ANY OF THE AFOREMENTIONED COURTS, THAT SUCH COURTS LACK PERSONAL JURISDICTION OVER SUCH BORROWER. EACH BORROWER FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH BORROWER AT ITS ADDRESS SET FORTH OPPOSITE ITS SIGNATURE BELOW, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION TO SUCH SERVICE OF PROCESS AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY ACTION OR PROCEEDING COMMENCED HEREUNDER OR UNDER ANY OTHER CREDIT DOCUMENT

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THAT SERVICE OF PROCESS WAS IN ANY WAY INVALID OR INEFFECTIVE.  NOTHING HEREIN
SHALL AFFECT THE RIGHT OF ANY AGENT, ANY LENDER OR THE HOLDER OF ANY NOTE TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST ANY BORROWER IN ANY OTHER JURISDICTION.

                 (b) EACH BORROWER HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) ABOVE AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

                 (c) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER CREDIT DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 13.09 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Parent Companies and the Paying Agent.

                 13.10 Effectiveness. This Agreement shall become effective on the date (the "Effective Date") on which each Borrower, each Agent and each of the Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Paying Agent at the Notice Office or, in the case of the Lenders, shall have given to the Paying Agent telephonic (confirmed in writing), written or telex notice (actually received) at such office that the same has been signed and mailed to it. The Paying Agent shall give the Parent Companies and each Lender prompt written notice of the occurrence of the Effective Date.

                 13.11 Headings Descriptive. The headings of the several sections and subsections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.

                 13.12 Amendment or Waiver; etc. (a) Subject to the provisions of following clauses (c) and (d), neither this Agreement nor any other Credit Document nor any terms hereof or thereof may be changed, waived, discharged or terminated unless such change, waiver, discharge or termination is in writing signed by the respective Credit Parties party thereto and the Required Lenders (except that additional parties may be added to, and Subsidiaries of the Borrowers may be released from, the Guaranty and Pledge and Security Agreement in accordance with the provisions thereof, without the consent of the other Credit Parties party thereto or the

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Required Lenders), provided that no such change, waiver, discharge or termination shall, without the consent of each Lender (other than a Defaulting Lender) with Obligations being directly modified, (i) extend the final scheduled maturity of any Loan or Note or extend the stated expiration date of any Letter of Credit beyond the Revolving Loan Maturity Date, or reduce the rate or extend the time of payment of interest or Fees thereon (including, without limitation, any such reductions as a result of modifications to the definitions of Applicable Commitment Commission Percentage or Applicable Margin contained herein) or reduce the principal amount thereof (except to the extent repaid in cash) (it being understood that any amendment or modification to the financial definitions in this Agreement or to Section 13.07(a) or (b) shall not constitute a reduction in any rate of interest or fees for purposes of this clause (i), so long as the primary purpose of the respective amendments or modifications to the financial definitions was not to reduce the interest or Fees payable hereunder), (ii) release or terminate any Guaranty provided by either Parent Company, SLP RLP, SLC OLP or ITT, (iii) release all or substantially all of the Collateral (except as expressly provided in the Credit Documents) under the Pledge and Security Agreement, (iv) amend, modify or waive any provision of this Section 13.12 (except for technical amendments with respect to additional extensions of credit pursuant to this Agreement which afford the protections set forth in the proviso below to such additional extensions of credit), (v) reduce the percentage specified in the definition of Required Lenders (it being understood that, with the consent of the Required Lenders, additional extensions of credit pursuant to this Agreement may be included in the determination of the Required Lenders on substantially the same basis as the extensions of Term Loans and Revolving Loan Commitments are included on the Effective Date) or (vi) consent to the assignment or transfer by any Borrower of any of its rights and obligations under this Agreement; provided further, that, in addition to the consent of the Required Lenders required above, no such change, waiver, discharge or termination shall (s) increase the Commitments (or sub-commitments) of any Lender over the amount thereof then in effect without the consent of such Lender (it being understood that waivers or modifications of conditions precedent, covenants, Defaults or Events of Default or of a mandatory reduction in the Total Commitment shall not constitute an increase of the Commitment (or sub-commitment) of any Lender, and that an increase in the available portion of any Commitment (or sub-commitment) of any Lender shall not constitute an increase of the Commitment (or sub-commitment) of such Lender), (t) without the consent of each Issuing Bank, amend, modify or waive any provision of Section 2 or alter its rights or obligations with respect to Letters of Credit, (u) without the consent of each Swingline Lender, alter its rights or obligations with respect to Swingline Loans, (v) without the consent of the respective Agent, amend, modify or waive any provision of Section 12 or any other provision as same relates to the rights or obligations of such Agent, (w) without the consent of the Collateral Agent, amend, modify or waive any provision relating to the rights or obligations of the Collateral Agent, (x) except in cases where additional extensions of term loans are being afforded substantially the same treatment afforded to the Term Loans pursuant to this Agreement as originally in effect, without the consent of the Majority Lenders of each Tranche which is being allocated a lesser prepayment, repayment or commitment reduction as a result of the actions described below (or without the consent of the Majority Lenders of each Tranche in the case of an amendment to the definition of Majority Lenders), amend the definition of Majority Lenders or alter the required application of any prepayments or repayments (or commitment reductions), as between the various Tranches, pursuant to Section 4.01 or 4.02 (excluding
Section 4.02(b)) (although the Required Lenders may waive, in whole or in part, any such prepayment, repayment or commitment reduction, so long as the application, as amongst the various Tranches, of any such prepayment, repayment or commitment reduction which is still required to be made is not altered), (y) without the consent of the Supermajority Lenders (for purposes of this clause (y), treating all Tranches outstanding pursuant to this Agreement as a single Tranche), increase the amount of the Total Commitment to an amount that exceeds the Total Commitment as in effect on the Initial Borrowing Date by more than 25% or (z) without the consent of the Supermajority Lenders of the Tranche II Term Loans, waive, or decrease the amount of, any, Tranche II Scheduled Repayment or extend the date on which any Tranche II Scheduled Repayment is required to be made.

                 (b) If, in connection with any proposed change, waiver, discharge or termination to any of the provisions of this Agreement as contemplated by clauses (i) through (vi), inclusive, of the first proviso to
Section 13.12(a), the consent of the Required Lenders is obtained but the consent of one or more of such other Lenders whose consent is required is not obtained, then the Parent Companies shall have the right, so long as all non-consenting Lenders whose individual consent is required are treated as described below, to replace each such non-consenting Lender or Lenders with one or more Replacement Lenders pursuant to Section 1.14 so long as at the time of such replacement, each such Replacement Lender consents to the proposed change, waiver, discharge or termination, provided further, that in any event the Parent Companies shall not have the right to replace a Lender solely as a result of the exercise of such Lender's rights (and the withholding of any required consent by such Lender) pursuant to the second proviso to Section 13.12(a).

                 (c) At any time and from time to time after the Effective Date, one or more Persons may become Alternate Currency Revolving Loan Borrowers in accordance with the provisions of Section 6.06 and the definition of Alternate Currency Revolving Loan Borrower contained herein. Upon the satisfaction of such provisions, such Person shall constitute an Alternate Currency Revolving Loan Borrower and a Borrower party to this Agreement, without any further actions taken by any Persons. Furthermore, the Parent Companies may, at any time and from time to time, by written notice to the Paying Agent, remove any Alternate Currency Revolving Loan Borrower as such an Alternate Currency Revolving Loan Borrower on a prospective basis; provided that at the time of such removal there are no outstanding Alternate Currency Revolving Loans or to such Alternate Currency Revolving Loan Borrower, and all other amounts then due and payable by such Alternate Currency Revolving Loan Borrower have been paid in full. Any removal of a Person as an Alternate Currency Revolving Loan Borrower shall have no effect on any obligations of such Person as an Alternate Currency Revolving Loan Borrower hereunder in respect of Obligations previously incurred by it hereunder or with respect to any of the indemnities set forth herein (including, without limitation, in Sections 1.11, 1.12, 1.16(b), 2.06, 4.04, 12.06 and 13.01), which shall survive the removal of such Person as an Alternate Currency Revolving Loan Borrower. Furthermore, any such removal shall have no effect on the obligations, if any, if such Person as a Guarantor or as a party to the Pledge and Security Agreement (in each case, unless otherwise expressly provided in accordance with the terms of the respective such Credit Documents).

                 (d) From time to time after the Effective Date, if, with the consent of the Parent Companies and the Lead Agents, one or more Lenders is willing (at its sole discretion), to

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increase the amount of its Alternate Currency Revolving Loan Sub-Commitment
with respect to one or more Alternate Currencies, then the Alternate Currency Revolving Loan Sub-Commitments of such Lender may be so increased as agreed by it (pursuant to a written agreement entered into, and executed by, the respective Lender, the Lead Agents and the Parent Companies); provided that (x) to the extent the Alternate Currency Revolving Loan Sub-Commitments of the respective Lender are increased, the Non-Alternate Currency Revolving Loan Sub-Commitment of the respective Lender shall be decreased, (y) arrangements satisfactory to the Lead Agents shall be made so that, after giving effect to the adjustment to the respective Lender's Alternate Currency Revolving Loan Sub-Commitments, such Lender participates in all then outstanding extensions of credit on the same basis as it would otherwise have so participated if it had originally had Alternate Currency Revolving Loan Sub-Commitments and a related Non-Alternate Currency Revolving Loan Sub-Commitment as same will be in effect after giving effect to the changes contemplated by this clause (d) and (z) without the prior written consent of the Required Lenders, no increase to any Alternate Currency Revolving Loan Sub-Commitment of any Lender shall be made pursuant to this clause (d) if, immediately after giving effect thereto (i) the sum of the then outstanding Canadian Dollar Revolving Loan Sub-Commitments of all the Alternate Currency Lenders would exceed $200,000,000, (ii) the sum of the French Franc Revolving Loan Sub-Commitments of all Alternate Currency Lenders at such time would exceed $125,000,000 or (iii) the sum of the Pounds Sterling Revolving Loan Sub-Commitments of all the Alternate Currency Lenders at such time would exceed $100,000,000.

                 13.13 Survival. All indemnities set forth herein including, without limitation, in Sections 1.11, 1.12, 1.16(b), 2.06, 4.04, 12.06 and
13.01 shall survive the execution, delivery and termination of this Agreement and the Notes and the making and repayment of the Obligations (it being understood and agreed that all such indemnities shall also survive as to any Lender that has assigned all of its obligations hereunder pursuant to Section 13.04(b) with respect to the period of time in which such Lender was a "Lender" hereunder).

                 13.14 Domicile of Loans. Each Lender may transfer and carry its Loans at, to or for the account of any office, Subsidiary or Affiliate of such Lender. Notwithstanding anything to the contrary contained herein, to the extent that a transfer of Loans pursuant to this Section 13.14 would, at the time of such transfer, result in increased costs under Section 1.11, 1.12, 1.16(b) 2.06 or 4.04 in excess of those being charged by the respective Lender prior to such transfer, then the Borrowers shall not be obligated to pay such excess increased costs (although the Borrowers, in accordance with and pursuant to the other provisions of this Agreement, shall be obligated to pay the costs which would apply in the absence of such designation and any subsequent increased costs of the type described above resulting from changes after the date of the respective transfer).

13.15 Register. Each Borrower hereby designates the Paying Agent to serve as such Borrower's agent, solely for purposes of this Section 13.15, to maintain a register (the "Register") on which it will record the Commitments from time to time of each of the Lenders, the Loans made by each of the Lenders and each repayment in respect of the principal amount of the Loans of each Lender. Failure to make any such recordation, or any error in such recordation, shall not affect the respective Borrower's obligations in respect of such Loans.
With respect to any Lender, the transfer of the Commitments of such Lender and the rights to the principal of, and interest on, any Loan made pursuant to such Commitments shall not be effective until such transfer is recorded on

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the Register maintained by the Paying Agent with respect to ownership of such
Commitments and Loans and prior to such recordation all amounts owing to the transferor with respect to such Commitments and Loans shall remain owing to the transferor. The registration of assignment or transfer of all or part of any Commitments and Loans shall be recorded by the Paying Agent on the Register only upon the acceptance by the Paying Agent of a properly executed and delivered Assignment and Assumption Agreement pursuant to Section 13.04(b). Coincident with the delivery of such an Assignment and Assumption Agreement to the Paying Agent for acceptance and registration of assignment or transfer of all or part of a Loan, or as soon thereafter as practicable, the assigning or transferor Lender shall surrender the Note evidencing such Loan, and thereupon one or more new Notes in the same aggregate principal amount shall be issued to the assigning or transferor Lender and/or the new Lender. Each Borrower jointly and severally agrees to indemnify the Paying Agent from and against any and all losses, claims, damages and liabilities of whatsoever nature which may be imposed on, asserted against or incurred by the Paying Agent in performing its duties under this Section 13.15. It is understood and agreed that at any time during the period from the Initial Borrowing Date to and including the date which occurs six months after the Initial Borrowing Date, but in any event no more than once a week, any Lead Agent shall have the right to request that the Paying Agent deliver a copy of the Register to such Lead Agent and the Paying Agent agrees to deliver a copy of the Register to such Lead Agent promptly after receipt of such request.

                 13.16 Judgment Currency. (a) The Credit Parties' obligations hereunder and under the other Credit Documents to make payments in the respective Applicable Currency (the "Obligation Currency") shall not be discharged or satisfied by any tender or recovery pursuant to any judgment expressed in or converted into any currency other than the Obligation Currency, except to the extent that such tender or recovery results in the effective receipt by the Paying Agent, the Collateral Agent or the respective Lender of the full amount of the Obligation Currency expressed to be payable to the Paying Agent, the Collateral Agent or such Lender under this Agreement or the other Credit Documents. If for the purpose of obtaining or enforcing judgment against any Credit Party in any court or in any jurisdiction, it becomes necessary to convert into or from any currency other than the Obligation Currency (such other currency being hereinafter referred to as the "Judgment Currency") an amount due in the Obligation Currency, the conversion shall be made, at the Alternate Currency Equivalent or the Dollar Equivalent thereof, as the case may be, and, in the case of other currencies, the rate of exchange (as quoted by the Paying Agent or if the Paying Agent does not quote a rate of exchange on such currency, by a known dealer in such currency designated by the Paying Agent) determined, in each case, as of the day immediately preceding the day on which the judgment is given (such Business Day being hereinafter referred to as the "Judgment Currency Conversion Date").

                 (b) If there is a change in the rate of exchange prevailing between the Judgment Currency Conversion Date and the date of actual payment of the amount due, the Borrowers covenant and agree to pay, or cause to be paid, such additional amounts, if any (but in any event not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the rate of exchange prevailing on the date of payment, will produce the amount of the Obligation Currency which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial award at the rate or exchange prevailing on the Judgment Currency Conversion Date.

                 (c) For purposes of determining the Alternate Currency Equivalent or the Dollar Equivalent or any other rate of exchange for this Section, such amounts shall include any premium and costs payable in connection with the purchase of the Obligation Currency.

                 13.17 Confidentiality. (a) Subject to the provisions of clause (b) of this Section 13.17, each Lender agrees that it will use its reasonable best efforts not to disclose without the prior consent of the Parent Companies (other than to its employees, auditors, advisors or counsel or to another Lender if the Lender or such Lender's holding or parent company in its sole discretion determines that any such party should have access to such information, provided such Persons shall be subject to the provisions of this
Section 13.17 to the same extent as such Lender) any information with respect to the Parent Companies or any of their Subsidiaries which is now or in the future furnished pursuant to this Agreement or any other Credit Document, provided that any Lender may disclose any such information (a) as has become generally available to the public other than by virtue of a breach of this Section by such Lender, (b) to the extent such information was legally in possession of such Lender prior to its receipt from or on behalf of the Parent Company or any of their Subsidiaries and was from a source not known to such Lender to be (x) bound by a confidentiality agreement with either Parent Company or (y) otherwise prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (c) such information becomes available to such Lender from a source other than the Parent Companies or any of their Subsidiaries and such source is not known to such Lender to be
(x) bound by a confidentiality agreement with either Parent Company or (y) otherwise prohibited from transmitting such information to such Lender by a contractual, legal or fiduciary obligation, (d) as may be required or reasonably appropriate in any report, statement or testimony submitted to, or in response to a request from, any Gaming Authority or any municipal, state or Federal regulatory body having or claiming to have jurisdiction over such Lender or to the Federal Reserve Board, the Federal Deposit Insurance Corporation, the NAIC or similar organizations (whether in the United States or elsewhere) or their successors, (e) as may be required or reasonably appropriate in response to any summons or subpoena or in connection with any litigation, (f) in order to comply with any Requirement of Law applicable to such Lender, (g) to any Agent or the Collateral Agent or any other Lender, (h) to any direct or indirect contractual counterparties in swap agreements or such contractual counterparties' professional advisors; provided that such contractual counterparty or professional advisor to such contractual counterparty agrees in writing to keep such information confidential to the same extent required of the Lenders thereunder, and (i) to any prospective or actual transferee or participant in connection with any contemplated transfer or participation of any of the Notes or Commitments or any interest therein by such Lender, provided, that such prospective transferee shall have agreed to be subject to the provisions of this Section 13.17(a).

                 (b) Each of the Borrowers hereby acknowledge and agree that each Lender may, in connection with the Transaction or the participation of such Lender pursuant to this Agreement and the other Credit Documents, share with any of its affiliates any information related to the Parent Companies or any of their Subsidiaries (including, without limitation, any nonpublic customer information regarding the creditworthiness of the Parent Companies and their Subsidiaries, provided such Persons shall be subject to the provisions of this Section 13.17 to the same extent as such Lender).

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                 13.18  Recourse.  Each Lender acknowledges and agrees that the name "Starwood Hotels & Resorts" is a designation of Starwood REIT and its Trustees (as Trustees but not personally) under a Declaration of Trust dated August 25, 1969, as amended and restated as of June 6, 1988, as further amended on February 1, 1995 and as further amended on June 19, 1995 and as the same may be further amended from time to time, and all persons dealing with Starwood
REIT shall look solely to Starwood REIT's assets for the enforcement of any claims against Starwood REIT, as the Trustees, officers, agents and security holders of Starwood REIT assume no personal liability for obligations entered into on behalf of Starwood REIT, and their respective individual assets shall not be subject to the claims of any person relating to such obligations.

                 13.19 Post-Closing Actions. (a) The Parent Companies hereby agree to, and to cause their Subsidiaries to, use their best efforts to obtain all necessary consents and waivers required to eliminate any conflicts or defaults in respect of the Excluded Debt as soon as reasonably practicable. Notwithstanding anything to the contrary contained elsewhere in this Agreement, to the extent any Excluded Debt remains outstanding on the 60th day after the Initial Borrowing Date in respect of which any such conflicts or defaults have not been cured or waived, at all times from and after the 60th day following the Initial Borrowing Date, the Total Unutilized Revolving Loan Commitment shall at all times thereafter be required to be maintained in an amount which is equal to, or in excess of, the aggregate principal amount of all such Excluded Debt at such time outstanding where any conflicts or defaults have not been so cured or waived.

                 (b) Notwithstanding anything to the contrary contained in this Agreement, the outstanding shares of Capital Stock of ITT MSG, Inc. shall not be required to be pledged pursuant to the Pledge and Security Agreement so long as there are any consents or waivers required that have not been obtained.

                 SECTION 14.  Nature of Borrowers' Obligations.

                 14.01. Nature of Obligations. Notwithstanding anything to the contrary contained elsewhere in this Agreement, it is understood and agreed by the various parties to this Agreement that (i) all Obligations to repay principal of, interest on, and all other amounts with respect to, all Tranche I Term Loans (including, without limitation, all fees, indemnities, taxes and other Obligations in connection therewith or in connection with the related Tranche I Term Loan Commitments) shall constitute the joint and several obligations of the Corporation and the ITT Borrower, (ii) all Obligations to repay principal of, interest on, and all other amounts with respect to, all Tranche II Term Loans (including, without limitation, all fees, indemnities, taxes and other Obligations in connection therewith or in connection with the related Tranche II Term Loan Commitments) shall constitute the joint and several obligations of the Corporation and the ITT Borrower, (iii) all Obligations to repay principal of, interest on, and all other amounts with respect to, outstanding Dollar Revolving Loans, Swingline Loans, Competitive Bid Loans, Letter of Credit Outstandings and Alternate Currency Revolving Loans extended to the Alternate Currency Revolving Loan Borrower specified in clause
(i) of the definition thereof (including, without limitation, all fees, indemnities, taxes and other Obligations in connection therewith or in connection with the related Revolving Loan Commitments) shall constitute the joint and several obligations of the respective Dollar Revolving Loan Borrowers described in clause (i) or (ii), as the case may be, of the definition of Dollar Revolving Loan Borrowers (or shall constitute the joint and several obligations of all Dollar Revolving Loan Borrowers in the case of Commitment Commission and other amounts which relate to the Revolving Loan Commitments generally and not to specific outstanding extensions of credit thereunder) and (iv) all Obligations to repay principal of (including, without limitation the Face Amount of Bankers' Acceptance Loans), interest on, and all other amounts with respect to, any outstanding Alternate Currency Revolving Loan (including, without limitation, all fees, indemnities, taxes and other Obligations in connection therewith) shall constitute the direct obligations of the respective Alternate Currency Revolving Loan Borrower. In addition to the direct obligations of the respective Borrowers with respect to Obligations as described above, all such Obligations shall be guaranteed pursuant to, and in accordance with the terms of, the Guaranty. As used herein, the term "Co-Borrowers" means, with respect to any of the Obligations as described in clauses (i) through (iv) of the first sentence of this Section 14.01 (collectively, "Co-Borrower Obligations"), the respective Persons which are jointly and severally obligated as the respective Borrower of such Tranche (or, in the case of Revolving Loan Commitment, the respective Obligations as described in clause (iv) of the first sentence of this Section 14.01). Each Borrower and each Co-Borrower acknowledges and agrees that it is receiving direct benefits as a result of the extensions of credit to them hereunder, and that the Lenders may proceed against any or all the respective Co-Borrowers (or the respective Borrower) with respect to any Co- Borrower Obligations hereunder for the payment in full thereof.

                 14.02. Independent Obligation. With respect to Co-Borrower Obligations, the obligations of each Co- Borrower with respect thereto are independent of the obligations of the other Co-Borrower or any other guarantor, and a separate action or actions may be brought and prosecuted against each Co-Borrower, whether or not the other Co-Borrower or any other guarantor is joined in any such action or actions. Each Co-Borrower waives, to the fullest extent permitted by law, the benefit of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by either Co-Borrower or other circumstance which operates to toll any statute of limitations as to such Co-Borrower shall, to the fullest extent permitted by law, operate to toll the statute of limitations as to each Co-Borrower.

                 14.03. Authorization. With respect to the Co-Borrower Obligations, each of the respective Co- Borrowers authorizes the Agents and the Lenders without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to:

                 (a) exercise or refrain from exercising any rights against the other Co-Borrower or any guarantor or others or otherwise act or refrain from acting;

                 (b) release or substitute any other Co-Borrower, endorsers, guarantors or other obligors;

                 (c) settle or compromise any of the Obligations of the other Co-Borrower or any other Credit Party, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and may subordinate the payment of all or any part thereof to the payment of any liability (whether due or not) of any Co-Borrower to its creditors other than the Lenders;

                 (d) apply any sums paid by the other Co-Borrower or any other Person, howsoever realized to any liability or liabilities of such Co-Borrower or other Person regardless of what liability or liabilities of such Co-Borrower or other Person remain unpaid; and/or

                 (e) consent to or waive any breach of, or act, omission or default under, this Agreement or any of the instruments or agreements referred to herein, or otherwise, by the other Co-Borrower or any other Person.

                 14.04. Reliance. It is not necessary for any Agent or any other Lender to inquire into the capacity or powers of any Co-Borrower or any of its Subsidiaries or the officers, directors, partners or agent acting or purporting to act on its behalf, and any Obligations made or created in reliance upon the professed exercise of such powers shall constitute the obligations of the respective Borrower (or Co-Borrowers) hereunder.

                 14.05. Contribution; Subrogation. No Co-Borrower shall have any rights of contribution or subrogation with respect to the other Co-Borrower as a result of payments made by it hereunder, in each case unless and until all Obligations have been repaid in full.

                 14.06. Waiver. Each Co-Borrower waives any right to require any Agent or the other Lenders to (i) proceed against the other Co-Borrower, any guarantor or any other party, (ii) proceed against or exhaust any security held from other Co-Borrower, any guarantor or any other party or (iii) pursue any other remedy in any Agent's or the Lenders' power whatsoever. Each Co-Borrower waives any defense based on or arising out of any defense of the other Co- Borrower, any guarantor or any other party other than payment in full in cash of the respective Obligations, including, without limitation, any defense based on or arising out of the disability of the other Co-Borrower, any guarantor or any other party, or the unenforceability of the Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the other Co-Borrower, in each case other than as a result of the payment in full in cash of the respective Obligations. The Agents and the Lenders may, at their election, foreclose on any security held by any Agent or the Secured Creditors by one or more judicial or non-judicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy any Agent and the other Lenders may have against any Co-Borrower or any other party, or any security, without affecting or impairing in any way the liability of either Co-Borrower hereunder except to the extent the respective Obligations have been paid in full in cash. Each Co-Borrower waives, to the fullest extent permitted by law, any defense arising out of any such election by any Agent and the other Lenders even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Co-Borrower against the other Co-Borrower or any other guarantor or party or any security.

                 IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Agreement as of the date first above written.

Address:
--------


2231 East Camelback Road        STARWOOD HOTELS & RESORTS
Suite 410
Phoenix, Arizona 85016
                                By:
                                   ---------------------------------
Attention: Ronald C. Brown         Name: Ronald C. Brown
Telephone No.: (602) 852-3351      Title: Senior Vice President and
Telecopier No.: (602) 852-0115            Chief Financial Officer

2231 East Camelback Road        SLT REALTY LIMITED PARTNERSHIP
Suite 410                          a Delaware limited partnership
Phoenix, Arizona 85016
                                By: Starwood Hotels & Resorts, a Maryland real
Attention: Ronald C. Brown          estate investment trust, its general partner
Telephone No.: (602) 852-3351
Telecopier No.: (602) 852-0115
                                By:
                                   ---------------------------------
                                   Name: Ronald C. Brown
                                   Title: Senior Vice President and
                                          Chief Financial Officer

2231 East Camelback Road        STARWOOD HOTELS & RESORTS
Suite 400                           WORLDWIDE, INC.
Phoenix, Arizona 95016


                                By:
Attention: Alan M. Schnaid         ----------------------------------
Telephone No.: (602) 852-3326      Name: Alan M. Schnaid
Telecopier No.: (602) 852-0115     Title: Vice President




2231 East Camelback Road        CHESS ACQUISITION CORP.
Suite 400
Phoenix, Arizona 85016
                                By:
                                   ---------------------------------
Attention: Alan M. Schnaid         Name: Alan M. Schnaid
Telephone No.: (602) 852-3326      Title: Vice President
Telecopier No.: (602) 852-0115


                                   BANKERS TRUST COMPANY,
                                      Individually and as Administrative Agent and as Paying Agent

                                   By:
                                      --------------------------------------
                                      Name:  Laura S. Burwick
                                      Title: Principal

                                   THE CHASE MANHATTAN BANK,
                                   Individually and as Administrative Agent


                                   By:
                                      --------------------------------------
                                      Name:  Deborah J. Davey
                                      Title: Vice President

                                   LEHMAN COMMERCIAL PAPER INC.,
                                     Individually and as Syndication Agent


                                   By:
                                      --------------------------------------
                                      Name:  Francis X. Gilhool
                                      Title: Authorized Signatory

                                   BANK OF MONTREAL,
                                    Individually and as Syndication Agent


                                   By:
                                      --------------------------------------
                                      Name:
                                      Title:

                                   BANKERS TRUST
                                   NEW YORK CORPORATION


                                   By:
                                      --------------------------------------
                                      Name:
                                      Title:

                                   ACM CREDIT OPPORTUNITIES MASTER FUND



                                   By: Alliance Capital Management L.P.,
                                       its Investment Advisor

                                   By: Alliance Capital Management
                                       Corporation, its General Partner

                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   ALLIANCE CAPITAL MANAGEMENT L.P., AS
                                   MANAGER ON BEHALF OF ALLIANCE CAPITAL
                                   FUNDING, L.L.C.


                                   By: Alliance Capital Management
                                       Corporation, General Partner of
                                       Alliance Capital Management L.P.


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   AMERICAN LIFE & CASUALITY INSURANCE
                                     COMPANY


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BANK OF MONTREAL


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   BANCA POPOLARE DI MILANO


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BANKBOSTON N.A.


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BANK LEUMI


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BANK OF AMERICA NT&SA


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BANK OF HAWAII


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   THE BANK OF NOVA SCOTIA,
                                     NEW YORK AGENCY


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF TOKYO-MITSUBISHI,
                                     LIMITED, NEW YORK BRANCH


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                   BANK POLSKA KASA OPIEKI S.A. -
                                      PEKAO S.A. GROUP, NEW YORK
                                      BRANCH


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BANQUE PARIBAS


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BEAR STEARNS INVESTMENT
                                     PRODUCTS INC.

                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:


                                   BARCLAYS BANK PLC


                                   By:
                                      -----------------------------------
                                      Name:
                                      Title:

                                               BLACK DIAMOND CAPITAL
                                               MANAGEMENT, L.L.C.


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               CHANG HWA COMMERCIAL BANK,
                                               LTD., NEW YORK BRANCH


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               CHIAO TUNG BANK CO., LTD. NEW
                                               YORK AGENCY


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               CIBC INC.


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               THE COMMONWEALTH BANK OF
                                               AUSTRALIA


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                               COMMONWEALTH LIFE INSURANCE
                                               COMPANY


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               COMPAGNIE FINANCIERE DE CIC ET DE
                                               L'UNION EUROPEENNE


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               CREDIT AGRICOLE INDOSUEZ


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               CREDIT LYONNAIS, NEW YORK
                                               BRANCH


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                               CREDIT SUISSE FIRST BOSTON


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               CREDITO ITALIANO


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               DEUTSCHE BANK AG NEW YORK
                                                 AND/OR CAYMAN ISLANDS BRANCH


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               ERSTE BANK DER OESTERREICHISCHEN
                                                 SPARKASSEN AG


                                               By:
                                                  ---------------------------
                                                  Name:

                                                  Title:


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               FIRST COMMERCIAL BANK


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               FIRST DOMINION CAPITAL


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               FIRST NATIONAL BANK OF COMMERCE


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               FIRST SECURITY BANK, N.A.


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               FLEET BANK, N.A.


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               GENERAL ELECTRIC CAPITAL
                                                 CORPORATION

                                            By:
                                               ---------------------------
                                               Name:
                                               Title:


                                            GOLDMAN SACHS CREDIT PARTNERS L.P.


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:


                                            GULF INTERNATIONAL BANK B.S.C.


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:


                                            HUA NAN COMMERCIAL BANK, LTD.
                                            NEW YORK AGENCY


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:


                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED, NEW YORK BRANCH


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:


                                            ISTITUTO BANCARIO SAN PAOLO DI
                                            TORINO S.P.A.


                                            By:
                                               ---------------------------
                                               Name:
                                               Title:

                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               KZH HOLDING CORPORATION III


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               KZH - CRESCENT-2 CORPORATION


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               KZH-ING-1 CORPORATION


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               KZH-ING-2 CORPORATION

                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               LAND BANK OF TAIWAN, LOS ANGELES
                                               BRANCH


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               LEHMAN COMMERCIAL PAPER INC.


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                               LLOYDS BANK


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               MITSUBISHI TRUST & BANKING
                                               CORPORATION


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               MORGAN STANLEY SENIOR FUNDING,
                                               INC.


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               NATIONSBANK N.A.

                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:


                                               OAK HILL SECURITIES FUND, L.P.


                                               By:
                                                  ---------------------------
                                                  Name:
                                                  Title:

                                             OCTAGON CREDIT INVESTORS LOAN
                                             PORTFOLIO (A UNIT OF THE CHASE
                                             MANHATTAN BANK)


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             PILGRIM AMERICA INVESTMENTS INC.
                                             AS INVESTMENT ADVISOR TO PILGRIM
                                             AMERICA PRIME RATE TRUST


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             PARIBAS CAPITAL FUNDING LLC


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             PRIME INCOME TRUST

                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             SENIOR DEBT PORTFOLIO


                                             By: Boston Management and Research
                                                 as Investment Advisor


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             SOCIETE GENERALE, SOUTHWEST
                                             AGENCY

                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             SOUTHERN PACIFIC BANK


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             VAN KAMPEN AMERICAN CAPITAL
                                             PRIME RATE INCOME TRUST


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             WACHOVIA BANK, N.A.


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:


                                             WESTDEUTSCHE LANDESBANK
                                             GIROZENTRALE


                                             By:
                                                ---------------------------
                                                Name:
                                                Title:

                                             By:
                                                ---------------------------
                                                Name:
                                                Title: